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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05309
First American Investment Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       June 30, 2010
Date of reporting period:       June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

First American Funds.

2010 ANNUAL REPORT

June 30, 2010

Tax Free Income Funds

Mutual fund investing involves risk; principal loss is possible.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  August 13, 2010

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2010.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, FirstAmericanFunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

As announced on July 29, 2010, U.S. Bancorp has entered into an agreement to sell a portion of the asset management business of FAF Advisors, the funds’ advisor, to Nuveen Investments. Included in the sale will be that part of FAF Advisors’ business that advises the funds. Subject to the approval of the funds’ board of directors and shareholders, along with other conditions related to the closing of the sale, Nuveen Asset Management, a subsidiary of Nuveen Investments, will become the advisor to the funds. The sale is currently expected to close by the end of 2010. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.3863.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

2   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

California Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American California Tax Free Fund (the “fund”), Class Y shares, returned 11.06% for the fiscal year ended June 30, 2010 (Class A shares returned 10.89%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper California Municipal Debt Funds Average, was 12.12%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Although the state’s budget problems and economic woes persist, many California bonds registered equally strong performance, and in some cases outperformed the market. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable during the first half of 2010. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names, including the state of California.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
Many California bonds performed very well over the past year, perhaps due in part to starting from relatively distressed levels. Despite ongoing budget woes, credit spreads on state general obligation bonds narrowed over the past year as investors contemplated both the state’s overall resources and the new beneficial ratings recalibrations. While the fund’s somewhat longish duration was a positive contributor to returns, incrementally heavier weightings in longer intermediate maturities vs. 30+ year maturities may have slightly weighed on performance over the past 12 months. The Build America Bonds program does at times hamper the supply of longer tax-exempt issuance in most states. Holdings of lower mid-grade bonds were the best performing ratings category in the fund, as returns benefited from both positive price action (credit spread compression) and favorable yield and income advantages. Examples of revenue sectors that performed well in this environment included healthcare, higher education, and tax allocation debt.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) somewhat longer than the benchmark’s duration during the fiscal year. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases focused primarily in the 15- to 30-year maturity range, coupled with occasional reallocations, out of short- to intermediate-maturity holdings. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. The fund is adding positions primarily in solid mid-grade situations with strong credit profiles and relatively wide credit spreads. We feel spreads on many local names in California, such as these, will eventually narrow and pay you to wait until the state economy finds firmer ground.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   3

California Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	64.7%
General Obligations[3]	27.1
Certificates of Participation[3]	4.4
Short-Term Investment	2.2
Other Assets and Liabilities, Net[4]	1.6

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	5.4%
AA	24.1
A	38.3
BBB	28.5
BB	0.8
Non-Rated	2.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 2.4% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

4   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	6.14%	2.70%	4.72%

Class C	9.33%	3.12%	4.73%

Average annual return without sales charge (NAV)
Class A	10.89%	3.59%	5.18%

Class C	10.33%	3.12%	4.73%

Class Y	11.06%	3.79%	5.41%

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.63%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.28%, 1.68%, and 1.03%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.65%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4   as of June 30, 2010

California Tax Free Fund, Class A (NAV)	$16,567

California Tax Free Fund, Class A (POP)	$15,866

Barclays Capital Municipal Bond Index[3]	$17,295

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   5

Colorado Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Colorado Tax Free Fund (the “fund”), Class Y shares, returned 11.16% for the fiscal year ended June 30, 2010 (Class A shares returned 10.91%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper Colorado Municipal Debt Funds Average, was 10.39%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable during the first half of 2010. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market accompanied by mild yield curve flattening, the fund’s slightly long duration and heavier weighting in longer intermediate maturities were both positive contributors to relative returns. Throughout the year, the fund has looked to more significantly increase proportionate weightings of longer maturities. However, the Build America Bonds program does at times hamper the supply of longer tax-exempt issuance in the state. Strong performance from intermediate and long maturity positions was counter-balanced slightly by holdings in cash equivalents, which obviously contributed negligibly to returns. The fund’s allocations to mid-grade (and a few non-rated) bonds also did well. Here, returns came from both positive price action (credit spread compression) and favorable income or yield advantages. Healthcare, toll roads, and charter schools were examples of revenue bond sectors that performed well in this environment. In summary, the entire year, while not as tumultuous as the previous year, still produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) longer than the benchmark’s duration during the fiscal year. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases primarily focused on the 10- to 30-year maturity range, coupled with occasional reallocations, out of short- to intermediate-maturity holdings. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. Many transactions also entailed adding mid-grade names with strong credit profiles at yield spreads that are still much wider than historical long-term averages. We feel many of these credit spreads will ultimately narrow when an economic rebound becomes better entrenched. Although perhaps more tactical than strategic, the fund was also active selling a number of positions where we believed prices exceeded fair value or where potential credit stress was not adequately reflected in market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

6   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	73.7%
General Obligations[3]	15.0
Certificates of Participation[3]	8.8
Short-Term Investment	3.7
Other Assets and Liabilities, Net[4]	(1.2)

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	3.6%
AA	41.3
A	21.1
BBB	24.8
BB	0.2
Non-Rated	9.0

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 3.7% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   7

Colorado Tax Free Fund

 Annual Performance1,2  as of June 30, 2010

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	6.16%	2.24%	4.64%

Class C	9.51%	2.71%	4.66%

Average annual return without sales charge (NAV)
Class A	10.91%	3.14%	5.10%

Class C	10.51%	2.71%	4.66%

Class Y	11.16%	3.41%	5.35%

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.63%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.45%, 1.85%, and 1.20%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Colorado Tax Free Fund, Class A (NAV)	$16,445

Colorado Tax Free Fund, Class A (POP)	$15,741

Barclays Capital Municipal Bond Index[3]	$17,295

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to different expense structures.

8   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund

Investment Objective: providing current income that is exempt from federal income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 8.50% for the fiscal year ended June 30, 2010 (Class A shares returned 8.42%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital 1-15 Year Blend Municipal Bond Index*, returned 7.49%. Performance for the fund’s peer group, the Lipper Intermediate Municipal Debt Funds Average, was 8.02%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market accompanied by mild yield curve flattening, the fund’s slightly long duration and heavier weighting in longer intermediate maturities were both positive contributors to relative returns. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns. The fund’s allocations and emphasis on mid-grade (and a few non-rated) bonds also did well. Here, returns were generated by both positive price action (from credit spread compression) and favorable income or yield advantages. Healthcare and continuing care retirement communities were examples of sectors that performed well in this environment. In summary, the entire fiscal year, while not as tumultuous as the previous year, still produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) slightly longer than the benchmark’s duration over the period. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases primarily focused on the 10- to 20-plus year maturity range, coupled with occasional reallocations, out of short- to intermediate-maturity holdings. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. Many transactions also entailed adding mid-grade names with strong credit profiles at yield spreads that are still much wider than historical long-term averages. We feel many of these credit spreads will ultimately narrow when an economic rebound becomes better entrenched. Although perhaps more tactical than strategic, the fund was also active selling a number of positions where we believed prices exceeded fair value or where potential credit stress was not adequately reflected in market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   9

Intermediate Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	66.0%
General Obligations[3]	28.3
Certificates of Participation[3]	2.2
Short-Term Investments	2.8
Other Assets and Liabilities, Net[4]	0.7

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	8.9%
AA	34.2
A	27.5
BBB	18.2
BB	1.0
Non-Rated	10.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 11.5% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

10   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	10/28/2009

Average annual return with sales charge (POP)
Class A	5.99%	3.60%	4.63%	—

Class C	—	—	—	3.05%

Average annual return without sales charge (NAV)
Class A	8.42%	4.06%	4.87%	—

Class C	—	—	—	4.05%

Class Y	8.50%	4.13%	4.97%	—

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	7.49%	4.60%	5.34%	6.17%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C and Class Y shares was 1.02%, 1.42% and 0.77%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C and Class Y shares do not exceed 0.75%, 1.35% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Intermediate Tax Free Fund, Class A (NAV)	$16,093

Intermediate Tax Free Fund, Class A (POP)	$15,729

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	$16,823

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays 1-15 Year Blend Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

[4]	Performance for Class C and Class Y shares are not presented. Performance for these classes will vary due to a different expense structure.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   11

Minnesota Intermediate Tax Free Fund

Investment Objective: providing current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Minnesota Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 8.50% for the fiscal year ended June 30, 2010 (Class A shares returned 8.51%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital 1-15 Year Blend Municipal Bond Index*, returned 7.49%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was 6.61%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market, the fund’s slightly long duration was a positive contributor to relative returns. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns. Throughout the year, the fund attempted to more significantly increase maturity weightings longer than 10 years. However, the Build America Bonds program somewhat hampered the supply of longer tax-exempt issuance in the state. The fund’s allocations and emphasis on mid-grade (and a few lower-grade and non-rated) bonds did very well. Here, returns were generated by both positive price action (from credit spread compression) and favorable income or yield advantages. Healthcare, electric utility, and higher education were examples of sectors that performed well in this environment. In summary, the entire year, while not as tumultuous as the previous year, still produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) slightly longer than the benchmark’s duration over the period. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. While still maintaining the fund’s intermediate-range weighted average maturity, we attempted to focus purchases primarily in the 10- to 20-plus-year maturity range (coupled with occasional reallocations out of short- to intermediate-maturity holdings). We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. Many transactions also entailed adding mid-grade names with strong credit profiles at yield spreads that are still much wider than historical long-term averages. We feel many of these credit spreads will ultimately narrow when an economic rebound becomes better entrenched. Although perhaps more tactical than strategic, the fund was also active selling a number of positions where we believed prices exceeded fair value or where potential credit stress was not adequately reflected in market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

12   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	67.9%
General Obligations[3]	26.4
Certificates of Participation[3]	2.3
Short-Term Investments	4.0
Other Assets and Liabilities, Net[4]	(0.6)

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	8.4%
AA	31.0
A	34.0
BBB	15.5
BB	2.3
Non-Rated	8.8

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 6.3% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   13

Minnesota Intermediate Tax Free Fund

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	10/28/2009

Average annual return with sales charge (POP)
Class A	6.09%	3.48%	4.48%	—

Class C	—	—	—	3.15%

Average annual return without sales charge (NAV)
Class A	8.51%	3.96%	4.71%	—

Class C	—	—	—	4.15%

Class Y	8.50%	4.06%	4.81%	—

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	7.49%	4.60%	5.34%	6.17%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV. Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.08%, 1.48%, and 0.83%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class, and Class Y shares do not exceed 0.75%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Minnesota Intermediate Tax Free Fund, Class A (NAV)	$15,851

Minnesota Intermediate Tax Free Fund, Class A (POP)	$15,499

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	$16,823

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital 1-15 Year Blend Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

[4]	Performance for Class C and Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

14   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Minnesota Tax Free Fund (the “fund”), Class Y shares, returned 13.37% for the fiscal year ended June 30, 2010 (Class A shares returned 13.19%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper Minnesota Municipal Debt Funds Objective Average, was 9.78%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
As noted above, the third quarter of 2009 produced the bulk of the returns for the year. While the municipal yield curve flattened only marginally over the year, the additional yield provided by the fund’s overweighted positions in 20- to 30-year maturities benefitted performance as longer bonds were the best-performing maturities. As evidence mounted throughout the period that the U. S. economy may be emerging from recession, our holdings of single-A, BBB and non-rated bonds did well. Narrowing credit spreads and the extra yield provided by these holdings helped the fund’s performance. Also performing well as credit spreads narrowed were the fund’s positions in healthcare (including hospitals, continuing care retirement communities, and nursing homes), utilities, leasing, and education. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns.

What strategic moves were made by the fund and why?
The fund’s duration was maintained longer than the benchmark throughout the period. A long position was retained because the yield curve at the end of the fiscal year was still steep by historical standards. Maturities were reduced in the one to 9-year area in favor of the 20- to 30-year range to capitalize on the historically steep yield curve. We maintained emphasis on mid–grade bonds – those rated single-A and BBB – and non-rated bonds. While these had done well over the period as credit spreads narrowed, said spreads remained well above historical averages at fiscal year-end. Our overweighting in healthcare positions was retained as well due to the positive historical performance characteristics of this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   15

Minnesota Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	79.6%
General Obligations[3]	10.7
Certificate of Participation[3]	1.3
Short-Term Investments	10.2
Other Assets and Liabilities, Net[4]	(1.8)

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	21.6%
AA	19.5
A	30.5
BBB	9.2
BB	0.9
Non-Rated	18.3

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 3.2% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

16   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	8.41%	2.81%	4.51%

Class C	11.58%	3.23%	4.52%

Average annual return without sales charge (NAV)
Class A	13.19%	3.71%	4.97%

Class C	12.58%	3.23%	4.52%

Class Y	13.37%	3.91%	5.21%

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.63%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.12%, 1.52%, and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.85%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Minnesota Tax Free Fund, Class A (NAV)	$16,245

Minnesota Tax Free Fund, Class A (POP)	$15,552

Barclays Capital Municipal Bond Index[3]	$17,295

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   17

Missouri Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Missouri Tax Free Fund (the “fund”), Class Y shares, returned 10.57% for the fiscal year ended June 30, 2010 (Class A shares returned 10.41%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper Other States Municipal Debt Funds Average, was 9.17%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable during the first half of 2010. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market accompanied by mild yield curve flattening, the fund’s slightly long duration and heavier weighting in longer intermediate maturities were both positive contributors to relative returns. Throughout the year, the fund has attempted to more significantly increase proportionate weightings of longer maturities. However, the Build America Bonds program does at times hamper the supply of longer tax-exempt issuance in the state. Strong performance from intermediate and long maturity positions was counter-balanced slightly by holdings in cash equivalents, which obviously contributed negligibly to returns. The fund’s allocations to mid-grade (and a few non-rated) bonds also did well. Here, returns came from both positive price action and favorable income or yield advantages. Healthcare, continuing care retirement communities, and appropriation-backed bonds were examples of sectors that performed well in this environment. In summary, the entire fiscal year, while not as tumultuous as the previous year, still produced many relative value opportunities from both a trading and credit perspective that helped bolster the fund’s performance.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) longer than the benchmark’s duration over the past year. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases primarily focused on the 10- to 30-year maturity range, coupled with occasional reallocations, out of short- to intermediate-maturity holdings. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. Many transactions also entailed adding mid-grade names with strong credit profiles at yield spreads that are still much wider than historical long-term averages. We feel many of these credit spreads will ultimately narrow when an economic rebound becomes better entrenched. Although perhaps more tactical than strategic, the fund was also active selling a number of positions where we believed prices exceeded fair value or where potential credit stress was not adequately reflected in market pricing.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

18   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	78.4%
General Obligations[3]	9.9
Certificates of Participation[3]	6.0
Short-Term Investment	5.1
Other Assets and Liabilities, Net[4]	0.6

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	17.3%
AA	31.4
A	23.2
BBB	18.9
BB	0.9
Non-Rated	8.3

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 7.3% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   19

Missouri Tax Free Fund

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	5.75%	2.65%	4.30%	—

Class C	8.90%	3.11%	—	3.69%

Average annual return without sales charge (NAV)
Class A	10.41%	3.55%	4.75%	—

Class C	9.90%	3.11%	—	3.69%

Class Y	10.57%	3.79%	5.05%	—

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.63%	4.99%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.12%, 1.52%, and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.85%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4   as of June 30, 2010

Missouri Tax Free Fund, Class A (NAV)	$15,907

Missouri Tax Free Fund, Class A (POP)	$15,236

Barclays Capital Municipal Bond Index[3]	$17,295

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 06/30/2000 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

20   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Nebraska Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Nebraska Tax Free Fund (the “fund”), Class Y shares, returned 9.65% for the fiscal year ended June 30, 2010. (Class A shares returned 9.26%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper Other States Municipal Debt Funds Average, was 9.17%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The low level of interest rates available in the market continues to encourage investors to reach for yield in terms of both credit and duration. Reflecting the trends of the broader market, the best performing bonds in the fund were generally mid-grade (A- and BBB – rated) revenue bonds. In addition, the slope of the yield curve remains extremely steep, which has allowed bonds with longer maturities to significantly outperform those with shorter maturities. A greater allocation to the 20-to 30-year maturity range was a positive contributor to performance. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) slightly longer than the benchmark’s duration during the fiscal year. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was historically steep with room to flatten. The fund continues to look to add mid-grade credits; however, supply of these issues tends to be fairly limited within Nebraska. In the past, the fund has looked to buy some out-of-state issues, and over the latest period, these holdings were among the best performers. The fund remains opportunistic in selling into strong bids that we feel exceed fair value or that may not reflect the projected credit stress of the issuer. Given the current low level of interest rates available in the market, the fund prefers to underweight high-grades especially in the front end of the yield curve.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   21

Nebraska Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	74.2%
General Obligations[3]	20.9
Short-Term Investment	3.6
Other Assets and Liabilities, Net[4]	1.3

100.0%

 Bond Credit Quality as of June 30, 20102   (% of market value)

AAA	10.1%
AA	45.2
A	28.3
BBB	4.7
BB	1.8
Non-Rated	9.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 3.0% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

22   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

			Since Inception
	1 year	5 years	2/28/2001

Average annual return with sales charge (POP)
Class A	4.59%	2.74%	4.12%

Class C	7.91%	3.26%	4.14%

Average annual return without sales charge (NAV)
Class A	9.26%	3.65%	4.60%

Class C	8.91%	3.26%	4.14%

Class Y	9.65%	3.91%	4.86%

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.14%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.51%, 1.91%, and 1.26%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Nebraska Tax Free Fund, Class A (NAV)	$15,218

Nebraska Tax Free Fund, Class A (POP)	$14,576

Barclays Capital Municipal Bond Index[3]	$15,970

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 2/28/2001 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   23

Ohio Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Ohio Tax Free Fund (the “fund”), Class Y shares, returned 9.39% for the fiscal year ended June 30, 2010. (Class A shares returned 9.12%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper Ohio Municipal Debt Funds Average, was 8.89%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable during the first half of 2010. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market, accompanied by mild yield curve flattening, the fund’s slightly long duration and heavier weighting in longer maturities were both positive contributors to relative returns. The fund’s allocations and emphasis on mid-grade (and a few non-rated) bonds also did well. Here, returns were generated by both positive price action and favorable income or yield advantages. Healthcare and continuing care retirement communities were examples of sectors that performed well in this environment. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns.

What strategic moves were made by the fund and why?
We kept the fund’s duration (or sensitivity to interest-rate movements) slightly longer than the benchmark’s duration during the fiscal year. This stemmed from our view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases primarily focused on the 20- to 30-year maturity range, and we sold certain credits and structures throughout the period. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. Most transactions entailed adding mid-grade names with strong credit profiles at yield spreads that are still much wider than historical long-term averages. We feel many of these credit spreads will ultimately narrow when an economic rebound becomes better entrenched.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

24   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101   (% of net assets)

Revenue Bonds[3]	67.1%
General Obligations[3]	28.6
Certificates of Participation[3]	1.6
Short-Term Investment	3.5
Other Assets and Liabilities, Net[4]	(0.8)

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	13.6%
AA	40.7
A	29.8
BBB	11.8
Non-Rated	4.1

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These securities may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 8.0% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   25

Ohio Tax Free Fund

 Annual Performance1,2  as of June 30, 2010

			Since Inception
	1 year	5 years	4/30/2002

Average annual return with sales charge (POP)
Class A	4.47%	2.77%	3.94%

Class C	7.72%	3.23%	3.93%

Average annual return without sales charge (NAV)
Class A	9.12%	3.67%	4.49%

Class C	8.72%	3.23%	3.93%

Class Y	9.39%	3.92%	4.74%

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.05%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.40%, 1.80%, and 1.15%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.15%, and 0.50%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Ohio Tax Free Fund, Class A (NAV)	$14,309

Ohio Tax Free Fund, Class A (POP)	$13,706

Barclays Capital Municipal Bond Index[3]	$14,955

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 4/30/2002 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance for these classes will vary due to different expense structures.

26   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Oregon Intermediate Tax Free Fund

Investment Objective: providing maximum current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Oregon Intermediate Tax Free Fund (the “fund”), Class Y shares, returned 7.21% for the fiscal year ended June 30, 2010. (Class A shares returned 7.05%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark during the period, the Barclays Capital 1-15 Year Blend Municipal Bond Index*, returned 7.49%. Performance for the fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was 6.61%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable during the first half of 2010. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The fund benefitted from several of the major market dynamics of the past year. Given the general rally in the municipal market accompanied by mild yield curve flattening, the fund’s slightly long duration and heavier weighting in longer intermediate maturities were both positive contributors to relative returns. However, some of these weightings were counter-balanced by holdings in cash equivalents, which obviously contributed negligibly to returns. The fund’s allocations to lower investment grade and non-rated bonds contributed significantly. However, the available supply of these types of credits in Oregon can be constrained. The returns for the lower-rated credits were generated by both positive price action and favorable income or yield advantages. Healthcare and continuing care retirement communities were examples of sectors that performed well in this environment.

What strategic moves were made by the fund and why?
The fund’s duration (or sensitivity to interest-rate movements) was slightly longer than the benchmark’s duration during the fiscal year. This stemmed from the view that sustainable upward pressure on rates was unlikely and that the slope of the municipal yield curve was still historically steep with room to flatten. Purchases primarily focused on the 10- to 20-plus year maturity range, and we sold certain credits and structures throughout the period. We still anticipate the shape of the municipal yield curve will flatten over the long-term, although the catalyst for such a move does not appear imminent. We continue to believe that credit spreads will ultimately narrow when an economic rebound becomes better entrenched.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   27

Oregon Intermediate Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

General Obligations[3]	46.5%
Revenue Bonds[3]	44.3
Certificates of Participation[3]	3.3
Short-Term Investments	5.2
Other Assets and Liabilities, Net[4]	0.7

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	11.4%
AA	58.6
A	15.0
BBB	9.2
BB	0.9
Non-Rated	4.9

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 7.2% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

28   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	4.69%	3.17%	4.27%

Average annual return without sales charge (NAV)
Class A	7.05%	3.65%	4.51%

Class Y	7.21%	3.81%	4.64%

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	7.49%	4.60%	5.34%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.12% and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.85% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Oregon Intermediate Tax Free Fund, Class A (NAV)	$15,543

Oregon Intermediate Tax Free Fund, Class A (POP)	$15,197

Barclays Capital 1-15 Year Blend Municipal Bond Index[3]	$16,823

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital 1-15 Year Blend Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distribution, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

[4]	Performance for Class Y shares is not presented. Performance of this class will vary due to its different expense structure.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   29

Short Tax Free Fund

Investment Objective: providing current income that is exempt from federal income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Short Tax Free Fund (the “fund”), Class Y shares, returned 4.53% for the fiscal year ended June 30, 2010 (Class A shares returned 4.38% for the same period). By comparison, the fund’s benchmark, the Barclays Capital 3-Year Municipal Bond Index*, returned 4.30%. Performance for the fund’s peer group, the Lipper Short Municipal Debt Funds Average, was 3.08%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
The low level of interest rates available in the market continues to encourage investors to reach for yield in terms of both credit and duration. Reflecting the trends of the broader market, the best performing bonds in the fund were generally mid-grade (A–and BBB – rated) revenue bonds. In addition, the slope of the yield curve remains extremely steep, which has allowed bonds with longer maturities to significantly outperform those with shorter maturities. The fund tends to be more diversified than the index – and its peers – with regard to yield curve positioning. Exposure to the five to 12-year part of the curve was a positive contributor to the fund’s performance in this environment. However, the fund has a significant allocation to variable rate demand notes. These short-term, cash equivalents contributed negligibly to returns.

What strategic moves were made by the fund and why?
Over the past year, the fund’s duration (or sensitivity to interest-rate movements) has been long to the fund’s peer group, and at times its benchmark. The fund sold many of its intermediate holdings toward the end of third quarter 2009. That part of the curve had seen significant flattening vs. shorter maturities. These trades allowed the fund to reduce duration and lock in some impressive performance over the period. Nominal yields on short bonds are at or near historical lows. While we do not see an immediate risk, we have taken some steps that should improve the fund’s stability in an eventual rising rate environment. The fund has added to its holdings of short-term variable rate demand notes. In addition, new fixed-rate purchases have generally been for five years or more, with a focus on mid-grade revenue bonds that continue to trade at attractive spreads and should be less sensitive to higher rates relative to high grades.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

30   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	53.7%
Short-Term Investments	33.8
General Obligations[3]	10.9
Certificates of Participation[3]	1.1
Other Assets and Liabilities, Net[4]	0.5

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	22.7%
AA	41.2
A	22.2
BBB	5.7
BB	1.0
Non-Rated	7.2

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 2.6% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   31

Short Tax Free Fund

 Annual Performance1,2  as of June 30, 2010

			Since Inception
	1 year	5 years	10/25/2002

Average annual return with sales charge (POP)
Class A	2.07%	2.54%	2.43%

Average annual return without sales charge (NAV)
Class A	4.38%	3.01%	2.73%

Class Y	4.53%	3.17%	2.88%

Barclays Capital 3-Year Municipal Bond Index[3]	4.30%	4.25%	3.71%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.12% and 0.87%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.75% and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Short Tax Free Fund, Class A (NAV)	$12,300

Short Tax Free Fund, Class A (POP)	$12,024

Barclays Capital 3-Year Municipal Bond Index[3]	$13,230

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/25/2002 to 6/30/2010) as compared to the Barclays Capital 3-Year Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gains distributions, if any, will be subject to tax.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to its different expense structure.

32   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Tax Free Fund

Investment Objective: providing maximum current income that is exempt from federal income tax to the extent consistent with the prudent investment risk

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Tax Free Fund (the “fund”), Class Y shares, returned 15.36% for the fiscal year ended June 30, 2010 (Class A shares returned 15.32%, without taking the sales charge into account, for the same period). By comparison, the fund’s benchmark, the Barclays Capital Municipal Bond Index*, returned 9.61%. Performance for the fund’s peer group, the Lipper General Municipal Debt Funds Average, was 10.59%.

What were the general municipal market conditions during the fiscal year?
The municipal market posted solid gains over the past 12 months, despite a sense of uneasiness that sometimes pervaded trading. Investors dissatisfied with money market yields were strongly supportive of municipal bonds and funds during the period. Returns ranged from double digits for longer bonds to slightly more than the coupon for shorter maturities. The high-grade municipal yield curve finished slightly flatter, with both short- and long-maturity yields ending lower than a year ago. Although the third quarter of 2009 produced the lion’s share of the period’s returns, performance has been consistent and fairly steady so far in 2010. Likewise, credit spreads (the difference in yields between high-grade and lower-rated bonds) narrowed in 2009 and have been relatively stable this year. The Build America Bonds program, which originated in the February 2009 stimulus bill, exceeded expectations for its effectiveness in supporting municipals by diverting large quantities of new issue supply (primarily in longer maturities) to a new pool of buyers in the taxable markets. In April, Moody’s and Fitch finally implemented their ratings recalibrations designed to place municipal bonds on the same global rating scale as corporate debt. The recalibrations resulted in ratings upgrades for many general obligation and essential service revenue bonds and helped tighten spreads on many names.

Despite the strong gains, investors have been forced to ponder the budget stresses affecting many state and local issuers. Media stories predicting municipal bankruptcies and comparing states to troubled EU nations are commonplace (however, we believe they are poorly analyzed in general). Although fiscal pressures exist, the portions of fiscal woes that are cyclical in nature can typically be addressed with conventional, albeit painful, budgetary action. Solutions to longer-term structural imbalances, such as underfunded pensions, require a willingness to begin to confront such challenges now, as opposed to some time in the indefinite future.

How did market conditions and investment strategies affect the fund’s performance?
As noted above, the third quarter of 2009 produced the bulk of the returns for the year. While the municipal yield curve flattened only marginally over the period, the additional yield provided by the fund’s overweighted positions in 20-to 30-year maturities benefitted performance as longer bonds were the best performing maturities. As evidence mounted throughout the period that the U. S. economy may be emerging from recession, mid-grade bonds – those rated single-A and BBB – did well. Narrowing credit spreads and the extra yield provided by these holdings helped the fund’s performance. Also performing well as credit spreads narrowed were the fund’s positions in healthcare (including hospitals and continuing care retirement communities), corporate-backed issues (such as industrial development and solid waste revenue bonds), education, and utilities.

What strategic moves were made by the fund and why?
The fund’s duration was reduced throughout the year but was maintained longer than the benchmark. The gradual diminution was in response to muted yield curve flattening. A long position was retained because the yield curve at the end of the fiscal year was still steep by historical standards. Maturities were reduced in the one to three year and 20- to 30-year areas in favor of the 10- to 12-year range in pursuit of additional relative value. We maintained emphasis on mid-grade and non-rated bonds and added selectively to our single-A rated holdings. While these had done well over the period as credit spreads narrowed, said spreads remained well above historical averages at fiscal year-end. Our overweighting in healthcare positions was retained as well due to the positive historical performance characteristics of this sector.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   33

Tax Free Fund

 Sector Allocation as of June 30, 20101  (% of net assets)

Revenue Bonds[3]	80.5%
General Obligations[3]	10.8
Certificates of Participation[3]	0.7
Investment Company	2.0
Short-Term Investment	5.0
Other Assets and Liabilities, Net[4]	1.0

100.0%

 Bond Credit Quality as of June 30, 20102  (% of market value)

AAA	11.7%
AA	22.8
A	23.6
BBB	25.3
BB	2.0
Non-Rated	14.6

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security.

[2]	Individual security ratings are based on information from Moody’s Investors Service, Standard & Poor’s, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless different ratings are provided by all three agencies, in which case the middle rating is used.

[3]	These sectors may include bonds that are pre-refunded or escrowed to maturity issues; see the fund’s Schedule of Investments. As of June 30, 2010, 4.3% of the fund’s net assets were pre-refunded and escrowed to maturity issues.

[4]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

34   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	10.40%	2.95%	4.80%	—

Class C	13.60%	3.33%	—	4.20%

Average annual return without sales charge (NAV)
Class A	15.32%	3.85%	5.26%	—

Class C	14.60%	3.33%	—	4.20%

Class Y	15.36%	3.99%	5.46%	—

Barclays Capital Municipal Bond Index[3]	9.61%	4.40%	5.63%	4.99%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.05%, 1.45%, and 0.80%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.35%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Tax Free Fund, Class A (NAV)	$16,691

Tax Free Fund, Class A (POP)	$15,978

Barclays Capital Municipal Bond Index[3]	$17,295

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Municipal Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A portion of the fund’s income may be subject to state and/or federal income tax, including the alternative minimum tax. Capital gain distributions, if any, will be subject to tax.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

[3]	An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

[4]	Performance for Class C and Class Y shares is not presented. Performance of these classes will vary due to their different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   35

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 California Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,038.40	$3.29

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

Class C Actual[2]	$1,000.00	$1,035.80	$5.80

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,039.20	$2.53

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.65%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 3.84%, 3.58%, and 3.92% for Class A, Class C, and Class Y, respectively.

36   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Colorado Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,035.80	$3.79

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,032.90	$5.80

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,036.00	$2.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 3.58%, 3.29%, and 3.60% for Class A, Class C, and Class Y, respectively.

 Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[4]	$1,000.00	$1,029.50	$3.77

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[4]	$1,000.00	$1,026.30	$6.78

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[4]	$1,000.00	$1,029.80	$3.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.95%, 2.63%, and 2.98% for Class A, Class C, and Class Y, respectively.

 Minnesota Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[6]	$1,000.00	$1,030.80	$3.78

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[6]	$1,000.00	$1,027.70	$6.79

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[6]	$1,000.00	$1,031.20	$3.53

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2010 of 3.08%, 2.77%, and 3.12% for Class A , Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   37

Expense Examples

 Minnesota Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,034.60	$4.29

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual[2]	$1,000.00	$1,032.30	$6.80

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,036.40	$3.53

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 3.46%, 3.23%, and 3.64% for Class A, Class C, and Class Y, respectively.

 Missouri Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[4]	$1,000.00	$1,029.30	$4.28

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.26

Class C Actual[4]	$1,000.00	$1,026.90	$6.78

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[4]	$1,000.00	$1,030.10	$3.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.93%, 2.69%, and 3.01% for Class A, Class C, and Class Y, respectively.

 Nebraska Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[6]	$1,000.00	$1,026.90	$3.77

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[6]	$1,000.00	$1,026.10	$5.78

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[6]	$1,000.00	$1,029.20	$2.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.69%, 2.61%, and 2.92% for Class A, Class C, and Class Y, respectively.

38   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Ohio Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,029.10	$3.77

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,027.50	$5.78

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Class Y Actual[2]	$1,000.00	$1,030.40	$2.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.91%, 2.75%, and 3.04% for Class A, Class C, and Class Y, respectively.

 Oregon Intermediate Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[4]	$1,000.00	$1,024.90	$4.27

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[4]	$1,000.00	$1,025.70	$3.52

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.49% and 2.57% for Class A and Class Y, respectively.

 Short Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[6]	$1,000.00	$1,014.00	$3.70

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

Class Y Actual[6]	$1,000.00	$1,014.80	$2.95

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$2.96

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.74% and 0.59% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2010 of 1.40% and 1.48% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   39

Expense Examples

 Tax Free Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,046.60	$3.81

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,043.70	$6.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,046.80	$3.55

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 4.66%, 4.37%, and 4.68% for Class A, Class C, and Class Y, respectively.

40   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of California Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free, Short Tax Free, and Tax Free Funds (each a series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2010, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2010, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 23, 2010

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   41

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

California Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.2%
Revenue Bonds – 64.7%
Continuing Care Retirement Communities – 1.8%
Association of Bay Area Governments Financial Authority, Lincoln Glen Manor Senior Citizens (CMI)
6.100%, 02/15/2025	$250	$250
Eden Township Healthcare District
6.000%, 06/01/2030	1,000	990
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	300	234
La Verne, Brethren Hillcrest Homes
Series B (ACA)
5.600%, 02/15/2033	500	416

		1,890

Education – 11.3%
California Educational Facilities Authority, Claremont Graduate University, Series A
4.750%, 03/01/2020	655	683
5.000%, 03/01/2020	240	252
5.000%, 03/01/2023	865	889
5.125%, 03/01/2028	500	502
California Educational Facilities Authority, Fresno Pacific University, Series A
6.750%, 03/01/2019	380	382
California Educational Facilities Authority, Golden Gate University
5.000%, 10/01/2020	430	413
California Educational Facilities Authority, Lutheran University, Series C
4.750%, 10/01/2015	675	707
California Educational Facilities Authority, Pitzer College
5.375%, 04/01/2034	1,000	1,015
California Educational Facilities Authority, University of Redlands, Series A
5.000%, 08/01/2028	1,000	999
California Educational Facilities Authority, University of the Pacific
5.000%, 11/01/2030	1,000	995
California Educational Facilities Authority, Woodbury University
4.400%, 01/01/2015	450	445
4.500%, 01/01/2016	470	463
California Municipal Finance Authority, American Heritage Education Foundation Project
Series A
5.250%, 06/01/2026	400	373
California Municipal Finance Authority, Biola University
5.000%, 10/01/2018	1,000	1,034
5.625%, 10/01/2023	500	521
California Municipal Finance Authority, Loma Linda University
4.250%, 04/01/2018	300	308
4.375%, 04/01/2019	300	307
California State University, Series C (NATL)
5.000%, 11/01/2025	1,000	1,032
California Statewide Communities Development Authority, Viewpoint School (ACA)
4.125%, 10/01/2014	405	412

		11,732

Healthcare – 18.1%
Association of Bay Area Governments Financial Authority, Children’s Hospital & Research
Series A
4.500%, 12/01/2019	425	425
4.750%, 12/01/2022	350	348
California Health Facilities Financing Authority, Adventist Health System West, Series C
5.250%, 03/01/2021	500	527
California Health Facilities Financing Authority, Casa Colina
5.500%, 04/01/2013	350	362
California Health Facilities Financing Authority, Catholic Healthcare West, Series G
5.500%, 07/01/2025	1,000	1,052
California Health Facilities Financing Authority, Marshall Medical Center, Series A (CMI)
4.750%, 11/01/2019	1,760	1,780
California Health Facilities Financing Authority, Scripps Health, Series A
5.000%, 10/01/2022	200	209
California Health Facilities Financing Authority, Stanford Hospital, Series A
5.000%, 11/15/2025	1,000	1,030
California Health Facilities Financing Authority, Sutter Health, Series A
5.000%, 08/15/2038	250	238
California Statewide Communities Development Authority, Adventist Health, Series A
5.000%, 03/01/2030	300	292
California Statewide Communities Development Authority, Catholic Healthcare West, Series C
5.625%, 07/01/2035	1,000	1,033
California Statewide Communities Development Authority, Daughters of Charity Health
Series A
5.250%, 07/01/2030	100	89
Series G
5.250%, 07/01/2013	400	418
California Statewide Communities Development Authority, Elder Care Alliance
Series A, Escrowed to Maturity
7.250%, 11/15/2011 §	280	294
California Statewide Communities Development Authority, Enloe Medical Center, Series A (CMI)
5.250%, 08/15/2019	125	132
5.500%, 08/15/2023	500	516
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital
Series A (CMI)
5.000%, 10/01/2020	500	511
5.000%, 10/01/2027	400	381
Series B (AMBAC) (CMI)
5.200%, 10/01/2037	500	458
California Statewide Communities Development Authority, Jewish Home (CMI)
4.500%, 11/15/2019	560	554
5.000%, 11/15/2037	500	443
California Statewide Communities Development Authority, Redlands Community Hospital
Series A (RAAI)
5.000%, 04/01/2015	500	520

The accompanying notes are an integral part of the financial statements.

42   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

California Statewide Communities Development Authority, St. Joseph
Series B (FGIC)
5.500%, 07/01/2027	$1,100	$1,132
Series C (FGIC)
5.500%, 07/01/2027	500	514
Loma Linda University Medical Center, Series A
5.000%, 12/01/2015	1,000	1,043
8.250%, 12/01/2038	1,000	1,119
Northern Inyo County Hospital District
6.375%, 12/01/2025	500	508
Sierra View Health Care District
5.250%, 07/01/2024	1,000	985
5.300%, 07/01/2026	1,000	971
Turlock Health Facilities Revenue, Emanuel Medical Center
5.000%, 10/15/2024	1,000	900

		18,784

Housing – 2.2%
Aztec Shops, California Auxiliary Organization, San Diego State University Pre-refunded 09/01/2010 @ 101
5.400%, 09/01/2011 ◊	1,035	1,054
California Statewide Communities Development Authority, UCI East Campus
5.500%, 05/15/2026	410	414
Ventura County Area Housing Authority, Mira Vista Senior Apartments
Series A (AMBAC) (AMT)
5.150%, 12/01/2031	1,000	790

		2,258

Lease Revenue – 11.4%
Apple Valley Public Financing Authority, Town Hall Annex Project, Series A (AMBAC)
4.500%, 09/01/2017	485	526
5.000%, 09/01/2027	500	513
California Public Works Board, California Community Colleges
Series A
4.875%, 12/01/2018	200	202
Series B
5.500%, 06/01/2019	1,035	1,075
California Public Works Board, California State University
Series B-1
5.400%, 03/01/2026	500	509
Series J
5.500%, 11/01/2026	695	714
California Public Works Board, Department of Corrections & Rehabilitation
Series F (FGIC) (NATL)
5.000%, 11/01/2016	1,500	1,619
California Public Works Board, Department of Mental Health Coalinga, Series A
5.500%, 06/01/2016	540	577
California Public Works Board, Regents University of California, Series E
5.000%, 04/01/2034	1,250	1,261
California Public Works Board, Various Capital Projects, Series G-1
5.750%, 10/01/2030	1,500	1,532
Golden State Tobacco Securitization Corporation, California Tobacco Settlement, Series A (AGM)
4.550%, 06/01/2022	1,900	1,802
Los Angeles Community Redevelopment Agency, Manchester Social Services Project (AMBAC)
5.000%, 09/01/2016	1,200	1,269
Yuba Levee Financing Authority Project
Series A (AGC)
5.000%, 09/01/2038	250	246

		11,845

Miscellaneous – 2.8%
Golden West Schools Financing Authority
Series A (NATL)
5.700%, 02/01/2013	670	742
5.750%, 02/01/2014	770	873
5.800%, 08/01/2022	320	374
5.800%, 08/01/2023	345	403
Series A, Zero Coupon Bond (NATL)
2.204%, 02/01/2012 ¤	535	517

		2,909

Recreational Facility Authority – 1.2%
California Infrastructure & Economic Development, Performing Arts Center
4.000%, 12/01/2015	100	105
California State University Fresno Association, Auxiliary Organization Event Center Pre-refunded 07/01/2012 @ 101
6.000%, 07/01/2022 ◊	1,000	1,115

		1,220

Tax Revenue – 8.8%
Antioch Area Public Facilities Financing Agency, Special Tax, Community Facilities District #1989-1 (AMBAC)
4.000%, 08/01/2018	1,000	988
Corona Redevelopment Agency, Tax Allocation, Temescal Canyon Project Area, Series A (AGC)
4.125%, 11/01/2017	80	84
Los Angeles County Community Facilities District #3, Special Tax, Improvement Area B
Series A (AMBAC)
5.250%, 09/01/2018	715	716
Murrieta Community Facilities, Special Tax, District #2, The Oaks Improvement Area
Series A
5.750%, 09/01/2020	350	343
Norco, Special Tax, Community Facilities District #97-1 (AGC)
4.875%, 10/01/2030	500	471
Palm Desert Financing Authority, Tax Allocation, Project Area #4, Series A (NATL)
5.000%, 10/01/2029	1,000	936
Poway Unified School District, Special Tax, Community Facilities District #6 4S Ranch
5.000%, 09/01/2023	650	620
Puerto Rico Sales Tax Financing, Series C
5.250%, 08/01/2041	1,000	982
Rancho Cucamonga Redevelopment Agency, Tax Allocation, Series A (NATL)
4.125%, 09/01/2018	310	309
5.000%, 09/01/2034	500	453
San Bernardino Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project
Series A (RAAI)
5.000%, 09/01/2016	850	873

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   43

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

California Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

San Francisco City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment Project, Series B (RAAI)
4.000%, 08/01/2012	$295	$302
4.100%, 08/01/2014	325	332
4.250%, 08/01/2016	250	249
4.375%, 08/01/2018	380	369
Sand City Redevelopment Agency, Tax Allocation
Series A (AGC)
4.000%, 11/01/2019	315	296
Soledad Redevelopment Agency, Tax Allocation
Series A (SGI)
4.500%, 12/01/2016	205	214
South Tahoe Redevelopment Agency, Special Tax, Community Facilities District #2001-1
4.400%, 10/01/2015	120	121
4.500%, 10/01/2016	125	125
4.600%, 10/01/2018	280	271

		9,054

Transportation – 0.9%
Alameda Corridor Transportation Authority Zero Coupon Bond (AMBAC)
4.275%, 10/01/2014 ¤	1,000	835
Puerto Rico Commonwealth, Highway & Transportation Authority, Series X (IBC) (NATL)
5.500%, 07/01/2015	100	109

		944

Utilities – 6.2%
Banning Utility Authority, Water Enterprise, Refunding and Improvement Projects (FGIC) (NATL)
5.000%, 11/01/2020	1,025	1,086
5.000%, 11/01/2023	1,040	1,076
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project
Series A-2 (AMT) (GTY)
5.400%, 04/01/2025	500	508
Series B (AMT) (GTY)
5.000%, 07/01/2027	500	498
Compton Sewer (IBC) (NATL)
5.375%, 09/01/2023	1,150	1,151
Imperial, Wastewater Treatment Facility (FGIC) (NATL)
5.000%, 10/15/2020	1,000	1,012
Norco, Financing Authority, Enterprise (AGM)
5.625%, 10/01/2034	1,000	1,048

		6,379

Total Revenue Bonds		67,015

General Obligations – 27.1%
Acalanes Unified High School District, Election 2008, Series A, Zero Coupon Bond
5.580%, 08/01/2026 ¤	1,000	413
Baldwin Park Unified School District, Election of 2002, Zero Coupon Bond (AMBAC)
5.379%, 08/01/2020 ¤	1,000	585
California
5.000%, 02/01/2024	500	507
5.125%, 04/01/2024	500	520
5.625%, 04/01/2026	600	637
5.500%, 11/01/2039	1,000	1,014
Central Unified School District, Election of 2008
Series A (AGC)
5.625%, 08/01/2033	500	537
College of the Sequoias, Visalia Area Improvement District #2, Election of 2008
Series A (AGC)
5.250%, 08/01/2029	1,000	1,061
Corona-Norco Unified School District, Election of 2006 Convertible CABs
0.000% through 08/01/2017, thereafter 6.800%, 08/01/2039 ◗	500	345
Series B (AGC)
5.375%, 02/01/2034	500	520
Cupertino Unified School District, Election of 2001, Series D, Zero Coupon Bond
6.300%, 08/01/2030 ¤	1,705	481
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	350	387
Grant Joint Union High School District, Election of 2006, Zero Coupon Bond (AGM)
6.020%, 08/01/2026 ¤	300	116
Grossmont Union High School District, Election of 2008, Series A
5.500%, 08/01/2031	950	1,019
Hemet Unified School District, Election of 2006
Series B (AGC)
5.000%, 08/01/2030	600	616
Jefferson Union High School District, San Mateo County, Series A (NATL)
6.250%, 02/01/2014	300	336
6.250%, 08/01/2020	460	536
Long Beach Unified School District, Election of 2008, Series A
5.500%, 08/01/2029	500	540
Los Angeles Unified School District
Series D
5.000%, 01/01/2034	100	100
Los Angeles Unified School District, Election of 2002, Series B (AMBAC)
4.500%, 07/01/2025	240	234
Lucia Mar Unified School District (FGIC) (NATL)
5.250%, 08/01/2022	100	111
Oakland, Series A (NATL)
5.000%, 01/15/2026	435	449
Pittsburg Unified School District, Election of 2006
Series B (AGM)
5.500%, 08/01/2034	1,155	1,226
Pomona Unified School District
Series A (NATL)
6.150%, 08/01/2015	500	543
5.950%, 02/01/2017	855	969
Poway Unified School District, Election of 2008, District 2007-1-A Zero Coupon Bond
5.980%, 08/01/2029 ¤	5,000	1,624
Puerto Rico Commonwealth
Series B (AGM)
6.500%, 07/01/2015	1,000	1,161
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	50	54
San Bernardino Community College District, Election of 2002, Series A
6.500%, 08/01/2027	1,265	1,480
San Diego Unified School District, Election of 2008, Series A, Convertible CABs
0.000% through 07/01/2019, thereafter 6.000%, 07/01/2033 ◗	2,000	1,220

The accompanying notes are an integral part of the financial statements.

44   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

California Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Santa Ana Union School District, Election of 2008
Series A
5.250%, 08/01/2028	$1,000	$1,040
Santa Barbara Community College District, Election of 2008, Series A
5.250%, 08/01/2027	1,000	1,077
Tulare Local Health Care District, Election 2005
Series B
6.375%, 08/01/2025	500	554
6.500%, 08/01/2026	1,005	1,111
Victor Valley Community College District, Election of 2008, Series A
5.000%, 08/01/2031	1,530	1,541
Victor Valley Joint Union High School District, Election of 2008
Series A, Convertible CABs (AGC)
0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	2,000	1,158
West Contra Costa Unified School District, Election of 2005, Series B
6.000%, 08/01/2024	1,100	1,216
West Covina Unified School District
Series A (NATL)
5.350%, 02/01/2020	770	840
Whittier Unified High School District Zero Coupon Bond
6.420%, 08/01/2034 ¤	1,000	218

Total General Obligations		28,096

Certificates of Participation – 4.4%
Escondido, Series A (FGIC) (NATL)
5.625%, 09/01/2020	140	142
Los Angeles, Sonnenblick del Rio, West Los Angeles (AMBAC)
5.375%, 11/01/2010	115	116
6.000%, 11/01/2019	330	336
Oakdale Irrigation District, Water Facilities Project
5.500%, 08/01/2034	805	842
Pasadena, Series C
4.500%, 02/01/2026	50	50
Poway (AMBAC)
4.500%, 08/01/2016	585	627
Ramona Unified School District, Convertible CABs (FGIC) (NATL)
0.000% through 05/01/2012, thereafter 5.000%, 05/01/2032 ◗	500	410
Rowland Water District, Recycled Water Project
5.750%, 12/01/2024	565	622
5.750%, 12/01/2025	480	525
6.250%, 12/01/2039	500	544
Travis Unified School District
(FGIC) (NATL)
4.500%, 09/01/2016	300	309

Total Certificates of Participation		4,523

Total Municipal Bonds
(Cost $97,550)		99,634

Short-Term Investment – 2.2%
Money Market Fund – 2.2%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω
(Cost $2,315)	2,315,473	2,315

Total Investments ▲ – 98.4%
(Cost $99,865)		101,949

Other Assets and Liabilities, Net – 1.6%		1,649

Total Net Assets – 100.0%		$103,598

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $99,865. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$3,305
Gross unrealized depreciation	(1,221)

Net unrealized appreciation	$2,084

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $1,796 which represents 1.7% of total net assets.

CMI –	California Mortgage Insurance Program

FGIC –	Financial Guaranty Insurance Corporation

GTY –	Guaranty Agreement

IBC –	International Bank of Commerce

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   45

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Colorado Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.5%
Revenue Bonds – 73.7%
Continuing Care Retirement Communities – 2.6%
Colorado Health Facilities Authority, Christian Living Communities Project
Series A
5.250%, 01/01/2014	$250	$256
5.750%, 01/01/2026	100	91
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	510
5.250%, 12/01/2025	200	186
Series B
6.125%, 12/01/2033	350	340
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	225	156
Illinois Finance Authority, Three Crowns Park Plaza
Series A
5.875%, 02/15/2026	100	93

		1,632

Education – 23.5%
Adams State College Auxiliary Facilities Improvement, Series A (STAID)
5.500%, 05/15/2034	1,340	1,434
5.500%, 05/15/2039	1,110	1,183
Colorado Educational & Cultural Facilities Authority, Ave Maria School Project (RAAI)
4.750%, 12/01/2014	220	225
4.750%, 12/01/2015	230	233
4.850%, 12/01/2025	250	220
Pre-refunded 12/01/2010 @ 100 (RAAI)
6.000%, 12/01/2016 ◊	200	204
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project
Series A, Escrowed to Maturity
6.250%, 09/15/2011 §	120	124
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	1,000	1,003
Colorado Educational & Cultural Facilities Authority, Charter School, James Irwin Foundation (CIFG) (STAID)
5.000%, 08/01/2027	250	250
Colorado Educational & Cultural Facilities Authority, Charter School, Pinnacle High School
5.000%, 12/01/2029	1,000	982
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School
Series A (SMO)
5.000%, 06/15/2018	240	254
5.000%, 06/15/2019	255	267
5.000%, 06/15/2020	265	275
5.250%, 06/15/2029	500	504
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Escrowed to Maturity
6.375%, 12/01/2011 §	445	466
Colorado Educational & Cultural Facilities Authority, Front Range Christian School Project (LOC: Evangelical Christian, Wescorp Credit Union)
4.500%, 04/01/2018	225	216
4.500%, 04/01/2019	240	228
5.000%, 04/01/2037	750	678
Colorado Educational & Cultural Facilities Authority, Kent Denver School Project
5.125%, 10/01/2039	500	499
Colorado Educational & Cultural Facilities Authority, Northwest Nazarene
4.500%, 11/01/2015	690	691
Colorado Educational & Cultural Facilities Authority, Vail Mountain School Project
6.125%, 05/01/2040	1,000	998
Colorado School Mines Enterprise
Series A (STAID)
5.000%, 12/01/2029	475	499
Iowa Higher Education Authority, Private College Facilities, Upper Iowa University Project
5.750%, 09/01/2030 «	1,000	989
University of Colorado Enterprise System
Series A
5.750%, 06/01/2028	335	381
5.375%, 06/01/2032	500	541
University of Colorado Enterprise System, University of Colorado Regents (NATL)
5.000%, 06/01/2032	500	522
Western State College (STAID)
5.000%, 05/15/2034	1,000	1,029

		14,895

Healthcare – 22.2%
Aspen Valley Hospital District
4.375%, 10/15/2014	560	560
Boulder County Longmont United Hospital Project (RAAI)
5.300%, 12/01/2010	330	333
Colorado Health Facilities Authority
Series B (AGM)
5.250%, 03/01/2036	500	506
Colorado Health Facilities Authority, Catholic Health Initiatives
Series A
5.000%, 07/01/2039	500	504
Series D
5.125%, 10/01/2017	500	557
6.250%, 10/01/2033	500	552
Colorado Health Facilities Authority, Evangelical Lutheran
5.000%, 06/01/2016	350	371
6.900%, 12/01/2025	195	200
Pre-refunded 12/01/2010 @ 102
6.900%, 12/01/2025 ◊	305	319
Series A
5.250%, 06/01/2034	230	220
Colorado Health Facilities Authority, Health & Residential Care Facilities, Volunteers of America
Series A
5.000%, 07/01/2015	500	492
Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
5.250%, 12/01/2013	710	742
4.625%, 12/01/2024	325	280
Colorado Health Facilities Authority, National Jewish Medical & Research Center
5.375%, 01/01/2016	1,000	1,001

The accompanying notes are an integral part of the financial statements.

46   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Colorado Health Facilities Authority, Parkview Medical Center Project, Series B
5.000%, 09/01/2018	$500	$520
Colorado Health Facilities Authority, Portercare Adventist Health Pre-refunded 11/15/2011 @ 101
6.500%, 11/15/2023 ◊	600	655
Colorado Health Facilities Authority, Poudre Valley Health Care, Series F
5.000%, 03/01/2025	150	150
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5.250%, 01/01/2025	1,000	1,046
Colorado Health Facilities Authority, Valley View Hospital Association Project
5.500%, 05/15/2028	400	402
Series A (RAAI)
5.000%, 05/15/2013	500	519
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	410	434
Colorado Health Facilities, NCMC Income Project
Series A (AGM)
5.250%, 05/15/2026	1,000	1,040
Colorado Health Facilities, Parkview Medical Center Project, Series B
5.000%, 09/01/2029	355	339
Colorado Springs Hospital
6.250%, 12/15/2033	750	796
Delta County Memorial Hospital District Enterprise
5.350%, 09/01/2017	500	505
5.500%, 09/01/2025	515	519
Denver Health & Hospital Authority, Healthcare
Series A
4.750%, 12/01/2027	250	217
Halifax Florida Hospital, Medical Center, Series A
5.000%, 06/01/2038	325	295

		14,074

Housing – 5.7%
Colorado Educational & Cultural Facilities Authority, Student Housing, Campus Village Apartment
5.000%, 06/01/2022	810	842
5.500%, 06/01/2038	120	121
Colorado Housing & Finance Authority
Series E-2 (AMT)
7.000%, 02/01/2030	30	31
Colorado Housing & Finance Authority, Multifamily Project, Series B-4, Class I
5.900%, 04/01/2031	95	95
Colorado Housing & Finance Authority, Single Family Program, Series B-2 (AMT)
7.100%, 04/01/2017	15	15
Denver City & County Housing Authority, Capital Funding Program, Three Towers Rehabilitation Project (AGM) (AMT)
4.000%, 05/01/2012	270	281
4.000%, 11/01/2012	120	126
4.550%, 11/01/2017	1,500	1,569
5.200%, 11/01/2027	500	499

		3,579

Lease Revenue – 0.8%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	500	528

Miscellaneous – 1.3%
Colorado Educational & Cultural Facilities Authority, Colorado Public Radio
4.900%, 07/01/2010	65	65
High Plains Metropolitan District
Series B, (LOC: Compass Bank)
4.375%, 12/01/2015	720	735

		800

Tax Revenue – 2.2%
Lone Tree Sales & Use Tax, Recreational Projects
Series A
5.000%, 12/01/2020	340	383
Park Meadows Business Improvement District, Shared Sales Tax
5.000%, 12/01/2017	250	246
5.300%, 12/01/2027	475	421
Superior Open Space Sales & Use Tax
5.000%, 06/01/2026	330	318

		1,368

Transportation – 6.6%
Denver City & County Airport Revenue
Series A
5.000%, 11/15/2031	1,000	1,023
E-470 Public Highway Authority
Series B, Zero Coupon Bond (NATL)
5.230%, 09/01/2017 ¤	1,575	1,088
5.750%, 09/01/2019 ¤	960	571
6.083%, 09/01/2022 ¤	1,000	482
Series C, Convertible CABs (NATL)
0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 ◗	500	522
Series D1 (NATL)
5.500%, 09/01/2024	300	300
Eagle County Air Terminal, Airport Terminal Improvement Project
Series B (AMT)
5.250%, 05/01/2020	205	193

		4,179

Utilities – 8.8%
Arkansas River Power Authority
6.000%, 10/01/2040	225	227
Broomfield Water Activity Enterprise (NATL)
5.500%, 12/01/2017	500	513
5.500%, 12/01/2019	400	411
Colorado Housing & Finance Authority, Waste Disposal, Management Income Project (AMT)
5.700%, 07/01/2018	250	263
Colorado Springs Utilities, Series C
5.500%, 11/15/2048	1,200	1,269
Denver City & County Wastewater (FGIC) (NATL)
5.250%, 11/01/2017	1,010	1,098
Eagle River Water & Sanitation Revenue (AGTY)
5.000%, 12/01/2034	800	825
Public Authority for Colorado Energy Natural Gas
6.250%, 11/15/2028	425	440

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   47

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Colorado Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Puerto Rico Electric Power Authority, Series WW
5.250%, 07/01/2025	$500	$514

		5,560

Total Revenue Bonds		46,615

General Obligations – 15.0%
Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	300	352
5.500%, 12/01/2025	165	188
Antelope Water Systems, General Improvement District
4.875%, 12/01/2025	175	169
Boulder, Larimer & Weld Counties, St. Vrain Valley School District #RE1J (STAID)
5.000%, 12/15/2033	2,000	2,083
Denver City & County School District #1
Series A (STAID)
5.000%, 12/01/2028	1,000	1,070
Denver West Metropolitan School District
4.200%, 12/01/2015	480	490
Gunnison Watershed School District, #RE1J
Series 2009 (STAID)
5.250%, 12/01/2026	1,000	1,096
5.250%, 12/01/2033	1,800	1,913
North Range Metropolitan District #1 (ACA)
4.250%, 12/15/2018	295	230
Puerto Rico Commonwealth
Series A
5.500%, 07/01/2018	500	535
Series C-7 (NATL)
6.000%, 07/01/2027	250	264
Puerto Rico Commonwealth, Public Improvement
Series A
5.250%, 07/01/2026	375	378
Rio Blanco County School District, #RE1, Meeker (STAID)
5.250%, 12/01/2022	500	559
5.250%, 12/01/2024	150	166

Total General Obligations		9,493

Certificates of Participation – 8.8%
Broomfield Open Space Park & Recreation Facilities (AMBAC)
5.500%, 12/01/2020	800	813
Colorado Higher Education Capital Construction Lease
5.500%, 11/01/2019	425	482
5.500%, 11/01/2027	1,255	1,340
Pre-refunded 11/01/2018 @ 100
5.500%, 11/01/2027 ◊	465	562
Colorado Springs, Public Facilities Authority, Old City Hall Project (AGM)
5.500%, 12/01/2020	200	204
Eagle River Fire District
6.125%, 12/01/2019	225	229
6.625%, 12/01/2024	220	225
6.785%, 12/01/2030	400	402
Garfield County Public Library, Regional Lease Financing Program
5.375%, 12/01/2027	835	882
Pueblo County, Capital Construction
4.400%, 12/01/2016	210	220
5.000%, 12/01/2024	200	203

Total Certificates of Participation		5,562

Total Municipal Bonds
Cost ($59,781)		61,670

Short-Term Investment – 3.7%
First American Tax Free Obligations Fund, Class Z, 0.029% Å Ω
(Cost $2,342)	2,341,903	2,342

Total Investments ▲ – 101.2%
(Cost $62,123)		64,012

Other Assets and Liabilities, Net – (1.2)%		(785)

Total Net Assets – 100.0%		$63,227

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

«	Security purchased on a when-issued basis. On June 30, 2010 the total cost of investments purchased on a when-issued basis was $986 or 1.6% of total net assets.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $62,123. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,445
Gross unrealized depreciation	(556)

Net unrealized appreciation	$1,889

ACA –	ACA Financial Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AGTY –	Assured Guaranty

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to AMT was $2,977 which represents 4.7% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

LOC –	Letter of Credit

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

The accompanying notes are an integral part of the financial statements.

48   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.5%
Alabama – 1.4%
Revenue Bonds – 1.1%
Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project, Escrowed to Maturity
8.000%, 07/01/2011 §	$615	$637
Health Care Authority for Baptist Health, Series D
5.000%, 11/15/2015	755	792
Huntsville Electric System, (AGM)
4.000%, 12/01/2018	1,130	1,214
University of Alabama at Birmingham Hospital Series A
5.000%, 09/01/2018	1,500	1,599
5.750%, 09/01/2022	4,000	4,336

		8,578

General Obligation – 0.3%
Mobile, Series B
5.000%, 02/15/2020	2,000	2,204

		10,782

Alaska – 0.0%
Revenue Bond – 0.0%
Aleutians East Borough Project, Aleutian Pribilof Islands, (ACA)
4.375%, 06/01/2015	400	368

Arizona – 4.7%
Revenue Bonds – 3.1%
Arizona Game & Fish Department, Administration Building Project
4.500%, 07/01/2015	150	161
Arizona Health Facilities Authority, The Terraces Project, Series A, Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,300	3,874
Gilbert Public Facilities Municipal Property Corporation
5.500%, 07/01/2027	6,000	6,482
Glendale Industrial Development Authority, Midwestern University
5.000%, 05/15/2021	1,355	1,410
5.000%, 05/15/2026	2,000	2,012
Phoenix Street & Highway User
Escrowed to Maturity
6.250%, 07/01/2011 §	900	914
Pima County Sewer Revenue (AGM)
5.000%, 07/01/2024	2,670	2,845
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
5.000%, 09/01/2020	1,000	1,019
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,022	982
Tucson Airport Authority, (AGM)
5.000%, 06/01/2013	3,760	4,175

		23,874

General Obligations – 1.0%
Coconino & Yavapai Counties Joint Unified School District #9, Sedona School Improvement Project of 2007, Series B
5.375%, 07/01/2028	1,350	1,447
Gila County United School District #10, Payson School Improvement Project of 2006 Series A (AMBAC)
5.000%, 07/01/2016	1,000	1,121
5.000%, 07/01/2017	1,050	1,177
Maricopa County School District #48, Scottsdale, Series B (AGM)
4.750%, 07/01/2018	295	345
4.750%, 07/01/2018	855	951
Maricopa County School District #69, Paradise Valley (NATL)
5.300%, 07/01/2011	1,000	1,046
Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
4.375%, 07/01/2018	1,000	1,073
4.500%, 07/01/2019	1,000	1,069

		8,229

Certificate of Participation – 0.6%
Arizona Board of Regents, Series B (AMBAC)
4.500%, 06/01/2018	4,120	4,414

		36,517

Arkansas – 0.4%
Revenue Bonds – 0.4%
North Little Rock Health Facilities Board, Baptist Health, Series B
5.750%, 12/01/2021	1,000	1,080
University of Arkansas, Fayetteville Series B (FGIC) (NATL)
4.500%, 11/01/2016	1,000	1,097
Washington County Hospital, Regional Medical Center, Series B
5.000%, 02/01/2016	1,145	1,219

		3,396

California – 10.3%
Revenue Bonds – 5.9%
Alameda Corridor Transportation Authority, Series A, Zero Coupon Bond (AMBAC)
4.275%, 10/01/2014 ¤	2,000	1,671
Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC)
4.500%, 06/01/2018	920	937
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Children’s Hospital, Series A
4.500%, 12/01/2018	1,525	1,546
Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Elder Care Alliance, (CMI)
4.500%, 08/15/2012	335	349
5.000%, 08/15/2017	1,215	1,244
California Department of Water Resources and Power Supply, Series H (AGM)
5.000%, 05/01/2022	1,000	1,090
California Educational Facilities Authority, Lutheran University, Series C
5.000%, 10/01/2024	1,000	988
California Health Facilities Financing Authority, Adventist Health Systems West, Series C
5.125%, 03/01/2020	500	526
California Health Facilities Financing Authority, Children’s Hospital of Orange County, Series A
5.750%, 11/01/2018	3,000	3,245

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   49

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

California Public Works Board, California State University Projects, Series B-1
5.375%, 03/01/2025	$1,400	$1,428
California Public Works Board, Trustees of the California State University, Series D
6.000%, 04/01/2025	2,245	2,363
California Public Works Board, Various Capital Projects, Series G-1
5.250%, 10/01/2024	5,000	5,062
California Statewide Communities Development Authority, Elder Care Alliance Series A, Escrowed to Maturity
7.250%, 11/15/2011 §	545	572
California Statewide Communities Development Authority, Health Facilities, Adventist Health Series A
5.000%, 03/01/2030	700	681
California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital, Series B (AMBAC) (CMI)
5.200%, 10/01/2037	1,000	916
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
3.850%, 11/01/2029	1,055	1,092
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
5.000%, 11/15/2012	1,210	1,287
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series C, Mandatory Put 11/01/2016 @ 100 (FGIC)
4.250%, 11/01/2033	500	504
Golden State Tobacco Securitization Series A (AGM)
4.550%, 06/01/2022	2,350	2,229
Northern Inyo County Hospital District
6.000%, 12/01/2021	1,000	1,017
Port Oakland, Series B (NATL)
5.000%, 11/01/2018	1,470	1,609
San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project, Series A (RAAI)
5.000%, 09/01/2016	575	590
Santa Paula Utility Authority, Water Revenue
5.000%, 02/01/2028	2,510	2,603
5.000%, 02/01/2029	2,630	2,712
5.000%, 02/01/2030	2,765	2,837
South Bayside Waste Management, Shoreway Environmental, Series A
5.250%, 09/01/2024	2,500	2,580
6.250%, 09/01/2029	1,200	1,291
Upland Community Redevelopment Agency Tax Allocation, Merged Project (AMBAC)
4.250%, 09/01/2026	1,100	956
Whittier Public Finance Authority, Redevelopment Agency, Tax Allocation, Series A (AMBAC)
5.000%, 11/01/2021	995	1,013
Woodland Financial Authority, (SGI)
4.700%, 03/01/2019	815	853

		45,791

General Obligations – 4.4%
ABC Unified School District, Series A (NATL)
4.900%, 02/01/2020	1,565	1,652
California
5.000%, 02/01/2016	1,000	1,087
5.000%, 02/01/2017	2,000	2,169
4.000%, 08/01/2017	2,000	2,087
5.000%, 11/01/2018	245	254
5.000%, 08/01/2019	500	536
5.000%, 02/01/2021	1,500	1,543
5.000%, 12/01/2023	1,000	1,034
5.125%, 04/01/2024	500	520
Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2018 ◊	15	16
California Economic Recovery, Series A
5.000%, 07/01/2020	2,000	2,217
Desert Sands Unified School District, Election of 2001
5.250%, 08/01/2023	500	553
5.000%, 08/01/2024	2,000	2,155
Grant Joint Union High School District, Election of 2006, Zero Coupon Bond (AGM)
6.020%, 08/01/2026 ¤	1,300	501
Las Virgenes Unified School District, Election of 2006, Series B, Zero Coupon Bond
6.060%, 08/01/2027 ¤	2,015	726
Roseville Joint Union High School District Series E
5.100%, 08/01/2019	390	402
San Bernardino Community College District, Election of 2002, Series A
6.500%, 08/01/2027	1,000	1,170
San Mateo Unified High School District Series B, Zero Coupon Bond (FGIC) (NATL)
3.200%, 09/01/2017 ¤	1,000	796
Santa Ana Union School District, Election of 2008 Series A
5.250%, 08/01/2028	1,000	1,040
Santa Monica Community College District, 2002 Election, Series C, Zero Coupon Bond (NATL)
3.375%, 08/01/2016 ¤	2,000	1,615
Tulare Local Health Care District, Election 2005 Series B
6.000%, 08/01/2022	1,180	1,306
6.125%, 08/01/2023	1,410	1,567
6.250%, 08/01/2024	1,585	1,752
6.375%, 08/01/2025	1,265	1,401
6.500%, 08/01/2026	500	553
Victor Elementary School District Series A, Zero Coupon Bond (FGIC) (NATL)
5.702%, 08/01/2023 ¤	2,030	973
Victor Valley Joint Union High School District, Election of 2008 Series A, Convertible CABs (AGC)
0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	3,000	1,737
West Contra Costa Unified School District, Election of 2005, Series B
6.000%, 08/01/2025	2,500	2,751

		34,113

		79,904

Colorado – 9.1%
Revenue Bonds – 7.3%
Adams County Pollution Control, Public Service Company Colorado Project, Series A (NATL)
4.375%, 09/01/2017	5,000	4,989

The accompanying notes are an integral part of the financial statements.

50   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Adams State College Auxiliary Facilities Improvement, Series A (STAID)
5.500%, 05/15/2039	$525	$559
Arapahoe County, Single Family Mortgage
Escrowed to Maturity, Zero Coupon Bond
0.484%, 09/01/2010 § ¤	9,320	9,312
Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project Series A, Pre-refunded 09/15/2011 @ 100
6.750%, 09/15/2015 ◊	1,200	1,290
Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School Series A (SMO)
4.750%, 06/15/2022	175	177
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School
Escrowed to Maturity
6.375%, 12/01/2011 §	270	283
Pre-refunded 12/01/2011 @ 100
6.750%, 12/01/2016 ◊	1,500	1,634
7.250%, 12/01/2021 ◊	1,500	1,644
Colorado Educational & Cultural Facilities Authority, Pinnacle Charter School Project
Escrowed to Maturity
5.250%, 12/01/2011 §	430	447
Colorado Health Facilities Authority, Catholic Health, Series C-7 (AGM)
4.350%, 09/01/2020	725	751
Colorado Health Facilities Authority, Catholic Health Initiatives, Series D
5.125%, 10/01/2017	1,500	1,671
Colorado Health Facilities Authority, Christian Living Communities Project, Series A
5.250%, 01/01/2014	600	616
5.250%, 01/01/2015	620	634
Colorado Health Facilities Authority, Covenant Retirement Communities
5.000%, 12/01/2016	500	510
Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
4.250%, 12/01/2015	1,250	1,238
Colorado Health Facilities Authority, NCMC Income Project, Series B
6.000%, 05/15/2026	1,000	1,110
Colorado Health Facilities Authority, Parkview Medical Center
5.000%, 09/01/2016	640	664
Colorado Health Facilities Authority, Retirement Facilities, Liberty, Series B, Escrowed to Maturity, Zero Coupon Bond
3.812%, 07/15/2020 § ¤	10,000	6,844
Colorado Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
5.000%, 05/15/2012	500	517
5.000%, 05/15/2013	405	420
Colorado Springs Hospital, Series B (AMBAC)
0.909%, 12/15/2024 Y	4,775	4,775
Delta County Memorial Hospital District Enterprise
5.500%, 09/01/2025	1,500	1,510
E-470 Public Highway Authority Series C, Convertible CABs (NATL)
0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017 ◗	1,500	1,567
High Plains Metropolitan District Series B (LOC: Compass Bank)
4.375%, 12/01/2015	305	311
Hyland Hills Metropolitan Park & Recreation District, Special Revenue (ACA)
5.000%, 12/15/2015	500	500
Mesa County, Escrowed to Maturity, Zero Coupon Bond
0.754%, 12/01/2011 § ¤	5,500	5,442
Montrose Memorial Hospital
5.700%, 12/01/2017	2,170	2,224
Northwest Parkway Public Highway Authority Convertible CABs, Escrowed to Maturity (AMBAC)
0.000% through 06/15/2011, thereafter 5.250%, 06/15/2015 ◗ §	2,250	2,465
Platte River Power Authority, Series GG (AGM)
4.500%, 06/01/2017	725	821
Walker Field Public Airport Authority
5.000%, 12/01/2022	1,000	1,000
Western State College, (STAID)
5.000%, 05/15/2028	570	597

		56,522

General Obligations – 1.2%
Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
5.500%, 12/01/2021	1,125	1,318
El Paso County School District #20 (STAID)
5.000%, 12/15/2020	1,500	1,752
5.000%, 12/15/2021	2,175	2,539
5.000%, 12/15/2022	1,530	1,769
North Range Metropolitan District #1 (ACA)
4.300%, 12/15/2019	1,000	764
Pueblo County School District #60 (STAID)
5.000%, 12/15/2022	1,000	1,167

		9,309

Certificates of Participation – 0.6%
Colorado, Zero Coupon Bond
2.040%, 03/01/2014 ¤	150	139
Colorado Higher Education, Capital Construction Lease Program
5.250%, 11/01/2023	1,500	1,613
Colorado Penitentiary II
4.000%, 03/01/2015	1,390	1,504
Rangeview Library District Projects (AGC)
4.500%, 12/15/2020	1,325	1,437

		4,693

		70,524

Connecticut – 0.1%
Revenue Bond – 0.1%
Connecticut Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI)
5.000%, 07/01/2014	1,000	1,046

Florida – 2.4%
Revenue Bonds – 2.1%
Halifax Hospital Medical Center, Series A
5.250%, 06/01/2026	2,250	2,208
Highlands County Health Facilities Authority, Adventist Health/Sunbelt, Series A, Mandatory Put 11/17/2015 @ 100
6.500%, 11/15/2038	2,000	2,313

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   51

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Miami-Dade County Educational Facilities Authority, University of Miami, Series A
5.150%, 04/01/2023	$2,520	$2,620
Miami-Dade County Water & Sewer System (AGM)
5.000%, 10/01/2029	5,000	5,174
North Brevard County Hospital, Parrish Medical Center Project
5.500%, 10/01/2028	2,100	2,162
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
5.250%, 10/01/2013	1,400	1,468
Vero Beach Electric, Series A (AGM)
4.000%, 12/01/2019	350	367

		16,312

Certificate of Participation – 0.3%
Clay County School Board, Series B (NATL)
5.000%, 07/01/2018	2,205	2,327

		18,639

Georgia – 1.4%
Revenue Bonds – 1.2%
Atlanta Tax Allocation, Atlantic Station Project
(AGC)
4.375%, 12/01/2018	2,000	2,091
DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
6.000%, 09/01/2030	1,000	1,000
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
5.800%, 02/15/2018	4,500	4,378
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health, Series A
5.250%, 08/01/2023	2,000	2,032

		9,501

General Obligations – 0.2%
Fayette County School District Convertible CABs (AGM)
0.000% through 09/01/2010, thereafter 4.150%, 03/01/2014 ◗	500	539
0.000% through 09/01/2010, thereafter 4.250%, 03/01/2015 ◗	265	288
0.000% through 09/01/2010, thereafter 4.350%, 03/01/2016 ◗	300	328

		1,155

		10,656

Hawaii – 1.3%
Revenue Bonds – 1.3%
Hawaii Department of Budget & Finance, Special Purpose, Series C1
7.500%, 11/15/2015	5,000	5,108
Hawaii Pacific Health Special Purpose, Series A
5.250%, 07/01/2030	5,000	4,891

		9,999

Idaho – 0.6%
Revenue Bonds – 0.5%
Idaho Health Facilities Authority, Trinity Health Group, Series B
6.000%, 12/01/2023	3,000	3,339
University of Idaho, Series B, Mandatory Put 04/01/2018 @ 100 (AGM)
4.500%, 04/01/2041	1,000	1,045

		4,384

Certificate of Participation – 0.1%
Madison County Hospital
5.000%, 09/01/2012	500	515

		4,899

Illinois – 13.9%
Revenue Bonds – 5.6%
Chicago, Midway Airport Project, Series C (NATL)
5.500%, 01/01/2014	1,300	1,458
Granite Single Family Mortgage Series A, Escrowed to Maturity
7.750%, 10/01/2011 §	300	320
Illinois Development Finance Authority, Elgin School District
Zero Coupon Bond (AGM)
3.990%, 01/01/2018 ¤	2,750	2,045
Illinois Development Finance Authority, Elmhurst Community School District #205
Pre-refunded 01/01/2011 @ 100 (AGM)
6.375%, 01/01/2013 ◊	1,025	1,055
Illinois Development Finance Authority, Midwestern University Series B, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2016 ◊	350	369
Illinois Educational Facilities Authority, Art Institute of Chicago
Mandatory Put 03/01/2016 @ 100
4.125%, 03/01/2030	500	528
Mandatory Put 03/01/2017 @ 100
4.750%, 03/01/2030	1,000	1,084
Illinois Finance Authority, Clare at Water Tower Project, Series A
5.400%, 05/15/2014 ¥	1,000	398
5.500%, 05/15/2015 ¥	1,000	398
Illinois Finance Authority, Edward Hospital Series A (AMBAC)
6.000%, 02/01/2025	1,200	1,280
6.000%, 02/01/2026	1,280	1,352
6.000%, 02/01/2028	500	526
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	781
Illinois Finance Authority, Friendship Village Schaumburg, Series A
5.000%, 02/15/2015	2,130	2,004
Illinois Finance Authority, Illinois Institute of Technology
6.500%, 02/01/2023	1,000	1,080
Illinois Finance Authority, Landing at Plymouth Project, Series A
5.250%, 05/15/2014	1,320	1,308
Illinois Finance Authority, OSF Healthcare Systems, Series A
7.000%, 11/15/2029	4,000	4,355
Illinois Finance Authority, Peoples Gas, Light & Coke Co., Series A, Mandatory Put 06/01/2016 @ 100 (AMBAC)
4.300%, 06/01/2035	1,500	1,541
Illinois Finance Authority, Roosevelt University
5.250%, 04/01/2022	500	498
5.750%, 04/01/2024	4,000	4,094
5.400%, 04/01/2027	1,750	1,716

The accompanying notes are an integral part of the financial statements.

52   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Illinois Finance Authority, Rush University Medical Center Series A
6.750%, 11/01/2024	$2,000	$2,239
Series C
6.375%, 11/01/2029	1,500	1,610
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.500%, 02/15/2014	2,430	2,444
Illinois Health Facilities Authority, Evangelical
Escrowed to Maturity
6.750%, 04/15/2012 §	585	626
Illinois Health Facilities Authority, Mercy Hospital & Medical Center
Escrowed to Maturity
10.000%, 01/01/2015 §	460	560
Illinois Sports Facilities Authority (AMBAC)
4.750%, 06/15/2013	1,405	1,528
5.100%, 06/15/2016	1,620	1,798
Metropolitan Pier & Exposition Authority, State Sales Tax Series A (FGIC) (NATL)
5.550%, 12/15/2011	675	684
Series B, Convertible CABs (NATL)
0.000% through 06/15/2012, thereafter 5.200%, 06/15/2017 ◗	1,000	1,010
Southwestern Illinois Development Authority, Anderson Hospital
5.125%, 08/15/2026	2,000	1,834
Southwestern Illinois Development Authority, Local Government Program, Triad School District #2, (NATL)
5.000%, 10/01/2018	1,000	1,101

		43,624

General Obligations – 8.3%
Bolingbrook Park District, Series A (CIFG)
4.500%, 01/01/2017	1,840	2,012
Chicago, Series A, Convertible CABs (NATL)
0.000% through 01/01/2011, thereafter 5.300%, 01/01/2016 ◗	2,000	2,182
Chicago City Colleges Zero Coupon Bond (FGIC) (NATL)
2.890%, 01/01/2015 ¤	7,000	6,152
Chicago Park District, Limited Tax Series B (AMBAC)
5.000%, 01/01/2020	5,545	5,927
Chicago Project & Refunding Series A (FGIC) (NATL)
5.250%, 01/01/2011	2,345	2,401
Series A, Escrowed to Maturity (FGIC)
5.250%, 01/01/2011 §	2,655	2,722
Cook County, Series A (NATL)
6.250%, 11/15/2011	1,000	1,061
Cook County Community Unit School District #401, Elmwood Park
Zero Coupon Bond (AGM)
1.380%, 12/01/2011 ¤	3,625	3,555
Cook County High School District #205, Thornton Township (AGC)
5.250%, 12/01/2021	3,465	3,854
Cook County High School District #209, Proviso Township (AGM)
5.000%, 12/01/2016	1,000	1,150
Cook County School District #102, La Grange
Zero Coupon Bond (FGIC) (NATL)
2.224%, 12/01/2013 ¤	2,440	2,262
Cook County School District #123, Oak Lawn
Zero Coupon Bond (NATL)
3.462%, 12/01/2015 ¤	2,250	1,868
Cook County School District #88, Bellwood Series B (AGM)
5.000%, 12/01/2017	1,675	1,833
Elk Grove Village (NATL)
4.125%, 01/01/2019	1,000	1,058
Grundy & Will Counties Community Unit School District #1
5.875%, 02/01/2019	1,550	1,827
5.875%, 02/01/2022	2,100	2,392
5.875%, 02/01/2024	2,545	2,856
Illinois, First Series Pre-refunded 08/01/2010 @ 100
5.500%, 08/01/2015 ◊	4,500	4,520
Madison & Jersey Counties Unit School District #11, Alton
Zero Coupon Bond (AGM)
4.773%, 12/01/2019 ¤	2,100	1,347
McCook
5.000%, 12/01/2026	500	526
5.100%, 12/01/2028	1,000	1,040
Rockford School District #205 (FGIC) (NATL)
5.000%, 02/01/2014	500	554
Southwestern Illinois Development Authority, Edwardsville Community (AGM)
5.000%, 12/01/2017	1,000	1,138
St Clair County, Alternative Revenue Source
4.500%, 10/01/2020	1,000	1,077
5.000%, 10/01/2022	1,100	1,206
Will & Grundy Counties Community College, District #525, Joliet Junior College
6.250%, 06/01/2024	535	623
5.750%, 06/01/2025	1,150	1,294
5.750%, 06/01/2026	310	347
Will County School District #86, Joliet
Zero Coupon Bond (AGM)
3.710%, 11/01/2017 ¤	3,870	2,955
Winnebago County School District #122, Harlem-Love Park
Zero Coupon Bond (AGM)
4.080%, 01/01/2017 ¤	3,000	2,307

		64,046

		107,670

Indiana – 1.2%
Revenue Bonds – 1.0%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2017	710	712
Avon Community School Building Corporation, First Mortgage (AMBAC) (STAID)
4.500%, 07/15/2020	1,000	1,051
Indiana Transportation Finance Authority Series A (AMBAC)
5.750%, 06/01/2012	1,820	1,943
Series A, Escrowed to Maturity (AMBAC)
5.750%, 06/01/2012 §	180	188
Indiana University Series K, Zero Coupon Bond (NATL)
1.210%, 08/01/2011 ¤	250	247

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   53

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Portage Township Multi-School Building Corporation, First Mortgage (NATL) (STAID)
4.000%, 07/15/2018	$1,250	$1,343
St. Joseph County Economic Development, Holy Cross Village, Notre Dame Project, Series A
5.750%, 05/15/2016	450	448
5.550%, 05/15/2019	230	222
St. Joseph County Hospital Authority, Memorial Health System, Series A (NATL)
4.750%, 08/15/2012	1,000	1,003
Zionsville Community Schools Building, First Mortgage
Pre-refunded 01/15/2012 @ 100 (FGIC) (STAID)
5.750%, 07/15/2015 ◊	775	838

		7,995

General Obligation – 0.2%
Gary Sanitation District, Special Taxing District (RAAI)
3.750%, 02/01/2011	1,260	1,258

		9,253

Iowa – 1.6%
Revenue Bonds – 1.6%
Iowa Finance Authority Retirement Community, Friendship Haven Project, Series A
5.750%, 11/15/2019	500	491
Iowa Higher Education Authority, Private College Facility, Central College Project (RAAI)
5.450%, 10/01/2026	1,000	995
Iowa Higher Education Authority, Private College Facility, Upper Iowa University Project
5.500%, 09/01/2025 «	1,250	1,241
Iowa Higher Education Authority, Wartburg College Project Pre-refunded 10/01/2012 @ 100 (ACA)
5.500%, 10/01/2028 ◊	2,000	2,215
Series A
4.700%, 10/01/2016	925	828
4.750%, 10/01/2017	1,100	965
4.800%, 10/01/2018	1,155	996
5.000%, 10/01/2023	1,475	1,177
Iowa State Special Obligation Prison Infrastructure Fund
4.500%, 06/15/2022 «	2,000	2,167
Muscatine Electric Escrowed to Maturity
9.700%, 01/01/2013 §	890	1,003

		12,078

Kansas – 3.0%
Revenue Bonds – 2.4%
Johnson County Residual Escrowed to Maturity, Zero Coupon Bond
0.973%, 05/01/2012 § ¤	7,500	7,368
Kansas Development Finance Authority, Adventist Health
5.500%, 11/15/2023	2,200	2,452
Kansas Development Finance Authority, Adventist/Sunbelt, Series D
5.000%, 11/15/2024	1,400	1,479
Kansas Development Finance Authority, Health Facilities, Hays Medical Center, Series L
4.500%, 11/15/2017	1,405	1,452
Kansas Development Finance Authority, Health Facilities, Stormont-Vail Healthcare Services Series F
5.000%, 11/15/2021	500	510
Kansas Development Finance Authority, Kansas State Projects, Series K (NATL)
4.500%, 11/01/2019	1,850	2,025
Olathe Health Facilities, Olathe Medical Center
5.125%, 09/01/2021	1,000	1,046
Olathe Senior Living Facility, Catholic Care Campus, Series A
5.750%, 11/15/2013	700	716
5.750%, 11/15/2014	765	783
5.750%, 11/15/2015	820	831
Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA)
6.700%, 06/01/2029	185	188

		18,850

General Obligations – 0.6%
Johnson County Unified School District #512, Shawnee Mission
4.875%, 10/01/2019	2,000	2,286
Junction City, Series DU (AGM)
4.100%, 09/01/2020	1,000	1,057
Sedgwick County School District #267 (AMBAC)
5.250%, 11/01/2012	1,045	1,145

		4,488

		23,338

Kentucky – 0.5%
Revenue Bonds – 0.5%
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A-1 (AGC)
5.750%, 12/01/2028	2,000	2,169
Kentucky Turnpike Authority
Escrowed to Maturity
6.000%, 07/01/2011 §	295	307
Louisville/Jefferson County Metropolitan Government College, Bellarmine University Series A
6.000%, 05/01/2028	1,135	1,180

		3,656

Louisiana – 0.3%
Revenue Bond – 0.0%
Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
6.650%, 01/01/2025	435	430

General Obligations – 0.3%
Calcasieu Parish School District #23, Public School Improvement
4.600%, 02/15/2020	500	509
Louisiana, Series B (CIFG)
5.000%, 07/15/2015	1,300	1,483

		1,992

		2,422

Maine – 0.4%
Revenue Bond – 0.1%
Maine Health & Higher Educational Facilities Authority, Series B (FGIC) (NATL)
4.125%, 07/01/2018	740	793

General Obligation – 0.3%
Maine Municipal Bond Bank, Series B (AGM)
5.750%, 11/01/2010	2,000	2,036

		2,829

The accompanying notes are an integral part of the financial statements.

54   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Maryland – 0.1%
Revenue Bonds – 0.1%
Westminster Educational Facilities, McDaniel College
5.000%, 11/01/2013	$350	$380
4.000%, 11/01/2015	700	732

		1,112

Massachusetts – 3.0%
Revenue Bonds – 2.8%
Massachusetts Bay Transportation Authority Series A (COMGTY)
6.250%, 03/01/2012	1,875	2,048
Massachusetts Development Finance Agency, Health Care Facilities, AdventCare Project Series A
6.650%, 10/15/2028	2,500	2,269
Massachusetts Educational Finance Authority, Issue I, Series B (AMT)
4.800%, 01/01/2017	1,550	1,597
Massachusetts Health & Educational Facilities Authority, Berkshire Health System Series F (AGC)
5.000%, 10/01/2015	2,000	2,181
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System Series A (NATL)
5.100%, 07/01/2010	3,000	3,000
Massachusetts Health & Educational Facilities Authority, Springfield College
5.125%, 10/15/2022	500	530
5.500%, 10/15/2026	2,595	2,757
Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
6.000%, 07/01/2024	3,000	3,236
Massachusetts Port Authority
Escrowed to Maturity
13.000%, 07/01/2013 §	2,485	2,943
Massachusetts, Special Obligation, Series A
5.500%, 06/01/2013	1,000	1,129

		21,690

General Obligation – 0.2%
Springfield, State Qualified Municipal Purpose Loan (AGM) (STAID)
4.500%, 08/01/2020	1,400	1,501

		23,191

Michigan – 2.1%
Revenue Bonds – 1.8%
Detroit Water Supply System Escrowed to Maturity (FGIC)
6.250%, 07/01/2012 §	170	178
Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
5.000%, 05/15/2020	2,675	2,840
Michigan Hospital Finance Authority, Ascension Health Services Group, Series B
5.000%, 11/15/2023	3,540	3,755
Michigan Hospital Finance Authority, Henry Ford Health Systems Series A, Pre-refunded 03/01/2013 @ 100
5.500%, 03/01/2015 ◊	3,150	3,523
Michigan Municipal Board Authority, Local Government Loan Program, Group A Series B (AMBAC)
5.000%, 12/01/2018	600	592
Romulus Economic Development Corporation, Partnership Project Escrowed to Maturity
7.000%, 11/01/2015 §	1,300	1,631
Western Michigan University (AGM)
5.000%, 11/15/2023	1,300	1,381

		13,900

General Obligations – 0.3%
Algonac Community Schools, School Building & Site, Series I (AGM) (MQSBLF)
4.000%, 05/01/2019	790	825
Constantine Public Schools (MQSBLF)
5.000%, 05/01/2016	1,075	1,159

		1,984

		15,884

Minnesota – 1.7%
Revenue Bonds – 1.7%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.375%, 02/01/2017	1,590	1,609
Minneapolis & St. Paul Metropolitan Airports Commission, Series A (NATL)
5.000%, 01/01/2019	1,165	1,208
Minneapolis Health Care System, Fairview Health Services, Series A
6.375%, 11/15/2023	2,000	2,265
Minneapolis Hospital, St. Marys Hospital & Rehabilitation Center Escrowed to Maturity
10.000%, 06/01/2013 §	430	499
Minnesota Agricultural & Economic Development Board, Health Care System, Series A
5.875%, 11/15/2011	2,135	2,187
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2020	1,255	1,288
5.500%, 05/01/2021	815	834
Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2012	295	312
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
5.250%, 12/01/2011	1,010	1,025
St. Paul Housing & Redevelopment Authority, Allina Health System Series A (NATL)
5.000%, 11/15/2019	1,235	1,321
Series A-1
5.000%, 11/15/2024	1,000	1,030

		13,578

Mississippi – 0.2%
Revenue Bond – 0.2%
Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems Series A
5.000%, 08/15/2016	1,440	1,537

Missouri – 1.9%
Revenue Bonds – 1.8%
Grundy County Industrial Development Authority, Health Facilities, Wright Memorial Hospital
5.600%, 09/01/2021	1,000	999
Hannibal Industrial Development Authority, Health Facilities, Hannibal Regional Hospital
4.350%, 03/01/2014	1,405	1,442

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   55

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Kansas City Special Obligation, East Village Project, Series B (AGC)
5.000%, 04/15/2022	$505	$555
Missouri Development Finance Board Infrastructure Facilities, Independence Electric System Project, Series D
5.625%, 06/01/2029	1,250	1,274
Missouri Development Finance Board Infrastructure Facilities, Independence-Crackerneck Creek, Series B
5.125%, 03/01/2022	2,000	2,077
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2016	1,130	1,150
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran, Series B
4.350%, 02/01/2015	850	869
4.375%, 02/01/2016	930	933
Missouri Joint Municipal Electric Utilities, Commission Power Project, Series A (AMBAC)
5.000%, 01/01/2018	2,000	2,157
Missouri Joint Municipal Electric Utilities, Commission Power Project, Plum Point Project (NATL)
4.200%, 01/01/2018	1,000	1,000
Osage Beach Tax Increment, Prewitts Point Project
4.800%, 05/01/2016	1,650	1,553

		14,009

Certificate of Participation – 0.1%
Missouri Development Finance Board Infrastructure Facilities, Independence-Centerpoint, Series F
5.375%, 04/01/2024	1,000	1,019

		15,028

Montana – 0.7%
Revenue Bonds – 0.7%
Montana Facility Finance Authority, Sisters of Charity of Leavenworth, Series B
5.000%, 01/01/2024	2,500	2,576
Montana Facility Finance Authority, Senior Living, St. Johns Lutheran Ministries Project, Series A
5.750%, 05/15/2016	1,800	1,729
6.000%, 05/15/2025	1,675	1,505

		5,810

Nebraska – 1.4%
Revenue Bonds – 1.4%
Douglas County Hospital Authority #2, Immanuel Obligated Group
5.125%, 01/01/2023	1,130	1,149
Douglas County Hospital Authority #2, Nebraska Medical Center, Clarkson Regional Health Guaranty
5.000%, 11/15/2011	2,860	2,993
Douglas County Hospital Authority #3, Methodist Health
5.750%, 11/01/2028	1,000	1,025
Douglas County Zoo Facilities, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2018	520	545
Lancaster County Hospital Authority #1, BryanLG Medical Center Project
4.000%, 06/01/2018	2,000	1,943
Lancaster County Hospital Authority #1, Immanuel Obligated Group
4.750%, 01/01/2019	735	748
5.125%, 01/01/2023	1,000	1,017
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
4.700%, 11/15/2011	500	522
4.800%, 11/15/2012	500	528
4.900%, 11/15/2013	600	629

		11,099

Nevada – 0.3%
Revenue Bonds – 0.3%
Carson City Hospital, Carson-Tahoe Hospital
5.750%, 09/01/2011	550	568
5.750%, 09/01/2012	580	611
Escrowed to Maturity
5.750%, 09/01/2011 §	450	477
5.750%, 09/01/2012 §	475	524

		2,180

New Hampshire – 0.5%
Revenue Bonds – 0.5%
New Hampshire Health & Education Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,266
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.500%, 07/01/2025	1,000	950
New Hampshire Municipal Bond Bank Series A (NATL)
4.500%, 02/15/2020	1,300	1,426

		3,642

New Jersey – 0.3%
Revenue Bond – 0.3%
New Jersey Economic Development Authority, Cigarette Tax
5.500%, 06/15/2016	2,000	2,098

New York – 1.6%
Revenue Bonds – 0.9%
Long Island Power Authority, Series B
5.250%, 12/01/2013	4,000	4,516
Troy Capital Resource, Rensselaer Polytechnic Institute Project, Series B
5.000%, 09/01/2019	1,200	1,309
5.000%, 09/01/2021	1,000	1,078

		6,903

General Obligations – 0.7%
New York Series A
5.750%, 08/01/2015	3,220	3,526
Series D
5.500%, 06/01/2012	2,000	2,179

		5,705

		12,608

North Carolina – 2.5%
Revenue Bonds – 2.4%
North Carolina Capital Facilities Finance Agency Education Facilities, Meredith College
5.250%, 06/01/2020	900	933
North Carolina Eastern Power Agency Series A (AGC)
5.250%, 01/01/2022	1,700	1,846

The accompanying notes are an integral part of the financial statements.

56   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series D
5.375%, 01/01/2013	$2,955	$3,227
North Carolina Medical Care Commission Health Care Facilities, First Mortgage Presbyterian Series B
4.875%, 10/01/2013	2,035	2,037
5.000%, 10/01/2014	2,120	2,126
North Carolina Municipal Power Agency #1, Catawba Electric Series A
5.000%, 01/01/2026	5,940	6,212
Series A (AGM)
5.250%, 01/01/2016	2,000	2,174

		18,555

Certificate of Participation – 0.1%
Randolph County (AMBAC)
5.000%, 02/01/2018	815	905

		19,460

North Dakota – 0.2%
Revenue Bond – 0.2%
Ward County Health Care Facility, Trinity Obligated Group
5.000%, 07/01/2014	1,180	1,222

Ohio – 1.3%
Revenue Bonds – 0.7%
Lake County Hospital Facilities, Lake Hospital System, Series C
5.500%, 08/15/2024	1,230	1,224
Miami County Hospital Facilities, Upper Valley Medical Center
5.250%, 05/15/2016	750	812
Ohio Higher Education Facilities, John Carroll University Project
4.000%, 04/01/2014	1,135	1,193
4.500%, 04/01/2015	1,000	1,071
Ohio Higher Education Facilities, Xavier University
4.000%, 05/01/2018	980	1,025
Ohio Water Development Authority Escrowed to Maturity
9.375%, 12/01/2010 §	95	98

		5,423

General Obligations – 0.5%
Barberton City School District (OSDCEP)
4.750%, 12/01/2021	1,260	1,375
Huber Heights School District
4.750%, 12/01/2025	595	623
Mason City School District (AGM)
4.375%, 12/01/2019	1,095	1,195
Richland County, Limited Tax, Correctional Facilities Improvement (AGC)
5.875%, 12/01/2024	500	564

		3,757

Certificate of Participation – 0.1%
Akron (AGC)
5.000%, 12/01/2015	1,000	1,133

		10,313

Oklahoma – 0.7%
Revenue Bonds – 0.7%
Cherokee County Economic Development Authority, Series A Escrowed to Maturity, Zero Coupon Bond (AMBAC)
0.697%, 11/01/2011 § ¤	3,340	3,309
McClain County Economic Development Authority, Educational Facilities Lease, Newcastle Public Schools Project
5.000%, 09/01/2011	345	358
5.000%, 09/01/2012	355	375
4.125%, 09/01/2013	250	261
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
5.750%, 01/01/2023	1,430	1,314

		5,617

Oregon – 0.2%
General Obligation – 0.2%
Yamhill County School District #40, McMinnville
(AGM) (SBG)
5.000%, 06/15/2019	1,415	1,607

Pennsylvania – 1.5%
Revenue Bonds – 1.3%
Allegheny County Hospital, University of Pittsburgh Medical Center, Series B
5.000%, 06/15/2018	3,000	3,284
Delaware County College Authority, Neumann College
5.250%, 10/01/2020	535	562
5.375%, 10/01/2021	565	592
Delaware County Hospital Authority, Crozer-Chester Medical Center (RAAI)
5.000%, 12/15/2015	1,275	1,286
5.000%, 12/15/2017	1,405	1,359
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.125%, 02/01/2028	1,000	797
Westmoreland County Industrial Development Authority, Retirement Community, Redstone Series A
5.375%, 01/01/2014	1,100	1,097
5.500%, 01/01/2016	1,200	1,175

		10,152

General Obligation – 0.2%
Bethel Park School District (STAID)
4.125%, 08/01/2020	1,315	1,371

		11,523

Puerto Rico – 0.7%
Revenue Bond – 0.2%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	1,055

General Obligation – 0.5%
Puerto Rico Commonwealth, Public Improvement Series A
5.000%, 07/01/2020	4,000	4,061

		5,116

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   57

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

South Carolina – 1.1%
Revenue Bonds – 1.1%
Charleston Educational Excellence Financing Corporation, Charleston County School District Project
5.000%, 12/01/2013	$2,000	$2,233
Lexington County Health Services District
Pre-refunded 11/01/2013 @ 100
5.500%, 11/01/2023 ◊	2,000	2,287
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
5.000%, 08/01/2018	1,000	1,028
Series A
6.000%, 08/01/2013	830	917
Series C
6.000%, 08/01/2013	2,000	2,176

		8,641

South Dakota – 1.2%
Revenue Bonds – 0.9%
South Dakota Health & Educational Facilities Authority, Sanford Health
5.000%, 11/01/2024	1,000	1,015
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
5.125%, 08/01/2028	1,500	1,586
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
4.750%, 09/01/2011	530	546
5.000%, 09/01/2012	1,000	1,054
5.000%, 09/01/2013	1,000	1,053
5.000%, 09/01/2025	1,770	1,724

		6,978

Certificate of Participation – 0.3%
Deadwood, Series 2005 (ACA)
5.000%, 11/01/2018	2,385	2,382

		9,360

Tennessee – 4.3%
Revenue Bonds – 4.0%
Chattanooga Health, Educational & Housing Facilities Board, Catholic Health Initiatives Series D
6.125%, 10/01/2028	2,265	2,526
Claiborne County Industrial Development Board, Lincoln Memorial University Project
6.125%, 10/01/2029	3,460	3,557
Jackson Hospital, Jackson-Madison Project
5.250%, 04/01/2023	4,000	4,108
Memphis-Shelby County Sports Authority, Memphis Arena Project
Series A
5.125%, 11/01/2024	4,430	4,598
Series B
5.500%, 11/01/2020	1,000	1,109
5.250%, 11/01/2025	1,860	1,934
Series C (NATL)
5.000%, 11/01/2017	3,175	3,464
Metropolitan Government of Nashville & Davidson County, Water Sewer Escrowed to Maturity
6.400%, 04/01/2011 §	1,030	1,078
Shelby County Health, Educational & Housing Facility Board, Methodist Healthcare
Pre-refunded 09/01/2012 @ 100
6.000%, 09/01/2016 ◊	935	1,044
6.000%, 09/01/2016 ◊	565	630
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI)
5.000%, 09/01/2016	2,000	2,008
Escrowed to Maturity
6.250%, 09/01/2011 §	1,465	1,563
6.250%, 09/01/2012 §	1,085	1,201
Pre-refunded 09/01/2012 @ 101
6.500%, 09/01/2013 ◊	2,215	2,485

		31,305

General Obligation – 0.3%
Memphis (NATL)
5.000%, 10/01/2016	2,000	2,314

		33,619

Texas – 9.4%
Revenue Bonds – 3.9%
Brazos River Harbor Navigation District, Brazoria County Environmental, Dow Chemical Company Project, Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
5.700%, 05/15/2033	1,000	1,051
El Paso Water & Sewer, Series A (AGM)
4.000%, 03/01/2018	650	685
Grapevine Industrial Development Corporation, Air Cargo (AMT)
6.500%, 01/01/2024	475	468
Gregg County Health Facilities Development, Good Shepherd Medical Center Project Series A
5.000%, 10/01/2013	1,230	1,288
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
7.125%, 12/01/2031	1,950	2,200
Houston Health Facilities Development Corporation, Buckingham Senior Living Community Series A, Pre-refunded 02/15/2014 @ 101
7.000%, 02/15/2023 ◊	2,000	2,406
League City Waterworks & Sewer System (AGM)
4.000%, 02/15/2018	1,230	1,316
4.375%, 02/15/2023	1,315	1,358
Lubbock Educational Facilities Authority, Lubbock Christian University
5.000%, 11/01/2016	1,000	1,058
North Texas Tollway Authority, First Tier, Series A
6.000%, 01/01/2024	2,500	2,721
Series E-3, Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	3,000	3,369
Odessa Housing Finance Corporation, Residual Values Escrowed to Maturity, Zero Coupon Bond (NATL)
0.967%, 06/01/2012 § ¤	1,465	1,438
San Leanna Educational Facilities Corporation Higher Education, Saint Edwards University Project
5.000%, 06/01/2019	575	592

The accompanying notes are an integral part of the financial statements.

58   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility, Northwest Senior Housing, Edgemere Project Series A
5.750%, 11/15/2014	$1,235	$1,268
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way, Series C-2
6.500%, 11/15/2014	3,000	2,979
Texas Transportation Commission, First Tier
5.000%, 04/01/2017	2,000	2,312
Travis County Health Facilities, Development Corporation Retirement Facilities, Querencia Barton Creek Project
5.250%, 11/15/2017	1,000	951
5.500%, 11/15/2025	900	818
Tyler Health Facilities Development Corporation, Mother Frances Hospital
5.250%, 07/01/2012	1,000	1,041
Victoria Utilities Systems (AMBAC)
4.400%, 12/01/2019	1,000	1,071

		30,390

General Obligations – 5.5%
Alvin Independent School District, Schoolhouse (PSFG)
4.125%, 02/15/2019	1,110	1,189
Brownsville (NATL)
5.000%, 02/15/2017	2,125	2,325
Corinth (NATL)
4.500%, 02/15/2019	1,180	1,270
Dallas (NATL)
4.500%, 02/15/2027	5,000	5,118
Dallas County Utilities & Reclamation District Series A (AMBAC)
5.150%, 02/15/2022	5,715	5,875
El Paso County (NATL)
5.000%, 02/15/2018	2,440	2,819
Elgin Independent School District, School Building (PSFG)
4.375%, 08/01/2019	1,120	1,233
Fort Bend Independent School District
4.550%, 02/15/2025	2,000	2,100
Frisco (AMBAC)
4.500%, 02/15/2016	2,045	2,288
Pre-refunded 02/15/2011 @ 100 (FGIC) (NATL)
5.000%, 02/15/2018 ◊	1,125	1,158
5.000%, 02/15/2019 ◊	1,675	1,724
Giddings Independent School District, School Building Series A (PSFG)
4.250%, 02/15/2019	875	954
Grand Prairie Independent School District, School Building Series A (PSFG)
4.500%, 02/15/2018	635	711
Howard County Junior College District (AMBAC)
4.250%, 02/15/2018	715	768
Kaufman County (AGM)
5.000%, 02/15/2017	1,000	1,059
Mansfield Independent School District, School Building (PSFG)
5.000%, 02/15/2022	770	841
North Harris Montgomery Community College District (FGIC) (NATL)
5.375%, 02/15/2015	95	101
Northwest Texas Independent School District (PSFG)
4.500%, 02/15/2026	1,000	1,031
Plano Independent School District, School Building Series A
5.000%, 02/15/2025	1,000	1,096
San Angelo, Series A (NATL)
4.400%, 02/15/2019	875	949
San Antonio
4.125%, 02/01/2019	1,000	1,073
4.250%, 02/01/2020	1,140	1,217
Sunnyvale School District, School Building (PSFG)
4.400%, 02/15/2020	870	946
Teague Independent School District, School Building (PSFG)
5.000%, 02/15/2019	2,210	2,551
Texas, Water Financial Assistance, Series A
5.000%, 08/01/2017	1,500	1,754
Victoria Independent School District, School Building (PSFG)
5.000%, 02/15/2018	500	575

		42,725

		73,115

Utah – 0.1%
Revenue Bond – 0.1%
South Jordan, Sales Tax
Pre-refunded 08/15/2011 @ 100 (AMBAC)
5.500%, 08/15/2018 ◊	1,000	1,058

Washington – 4.5%
Revenue Bonds – 1.6%
Snohomish County Housing Authority
6.300%, 04/01/2016	700	705
Washington Health Care Facilities, Washington Health Services
6.250%, 07/01/2024	3,125	3,308
6.750%, 07/01/2029	2,000	2,140
Washington Higher Education Facilities Authority, Whitworth University Project
5.125%, 10/01/2024	3,250	3,270
Washington Housing Finance Commission, Skyline at First Hill Project, Series B
5.100%, 01/01/2013	3,000	2,942

		12,365

General Obligations – 2.9%
Clark County School District #37, Vancouver
(AGM)
5.250%, 12/01/2014	1,515	1,750
King County School District #401, Highline Public Schools (AGM) (SBG)
5.250%, 12/01/2025	500	549
King County School District #412, Shoreline (SBG)
5.750%, 12/01/2021	265	311
Snohomish County, Limited Tax (NATL)
5.375%, 12/01/2019	4,440	4,657
Pre-refunded 12/01/2011 @ 100 (NATL)
5.375%, 12/01/2019 ◊	560	598
Spokane County School District #356, Central Valley Series B, Zero Coupon Bond (FGIC) (NATL)
2.212%, 12/01/2014 ¤	5,690	5,163

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   59

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Spokane County School District #81, Spokane (NATL)
5.000%, 06/01/2016	$1,000	$1,128
Washington, Series C
5.500%, 07/01/2014	2,275	2,640
Series S-5, Zero Coupon Bond (FGIC) (NATL)
2.570%, 01/01/2016 ¤	3,000	2,607
Washington, Various Purpose, Series R-A (AMBAC)
5.000%, 01/01/2025	3,000	3,201

		22,604

		34,969

Wisconsin – 2.1%
Revenue Bonds – 1.9%
Franklin Solid Waste Disposal, Waste Management Wisconsin Incorporated Series A, Mandatory Put 05/01/2016 @ 100 (AMT)
4.950%, 11/01/2016	2,000	2,099
Wisconsin Health & Educational Facilities Authority, Aurora Health Care Incorporated Series A
5.500%, 02/15/2020	1,500	1,501
Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
6.000%, 06/01/2030	2,060	2,085
Wisconsin Health & Educational Facilities Authority, Childrens Hospital, Series B
4.350%, 08/15/2019	1,350	1,379
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
5.750%, 12/01/2019	2,000	1,964
Wisconsin Health & Educational Facilities Authority, Fort Healthcare Incorporated Project
5.375%, 05/01/2018	1,250	1,265
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic, Series B
5.500%, 02/15/2013	850	884
Wisconsin Health & Educational Facilities Authority, Southwest Health Center, Series A
6.125%, 04/01/2024	1,500	1,509
Wisconsin Health & Educational Facilities Authority, Vernon Memorial Healthcare Incorporated Project
4.650%, 03/01/2015	780	797
Wisconsin Health & Educational Facilities Authority, Wisconsin Medical College Series A (NATL)
5.000%, 12/01/2015	1,450	1,579

		15,062

General Obligation – 0.2%
Door County, Series A, Crossover Refunded 09/01/2011 @ 100 (FGIC)
5.125%, 09/01/2016 z	1,720	1,799

		16,861

Wyoming – 0.3%
Revenue Bond – 0.3%
Lincoln County, Pacificorp Project
Mandatory Put 06/03/2013 @ 100 (AMT)
4.125%, 11/01/2025	2,250	2,324

Total Municipal Bonds
(Cost $715,747)		750,548

Short-Term Investments – 2.8%
Money Market Fund – 1.5%
First American Tax Free Obligations Fund, Class Z, 0.029% Å Ω	11,611,215	11,611

Variable Rate Demand Notes ❖ – 1.3%
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Board Program
0.190%, 09/01/2036	$300	300
South Carolina Educational Facilities Authority for Private Nonprofit Institutions, Charleston Southern University Project
0.300%, 04/01/2028	9,920	9,920

		10,220

Total Short-Term Investments
(Cost $21,831)		21,831

Total Investments ▲ – 99.3%
(Cost $737,578)		772,379

Other Assets and Liabilities, Net – 0.7%		5,163

Total Net Assets – 100.0%		$777,542

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

Y	Auction rate security. The coupon rate shown represents the rate as of June 30, 2010.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $796 or 0.1% of total net assets. See note 2 in Notes to Financial Statements.

«	Security purchased on a when-issued basis. On June 30, 2010 the total cost of investments purchased on a when-issued basis was $3,396 or 0.4% of total net assets.

z	Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $737,578. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$39,798
Gross unrealized depreciation	(4,997)

Net unrealized appreciation	$34,801

The accompanying notes are an integral part of the financial statements.

60   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Tax Free Fund (concluded)

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $9,283 which represents 1.2% of total net assets.

CIFG –	CDC IXIS Financial Guaranty

CMI –	California Mortgage Insurance Program

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MQSBLF –	Michigan Qualified School Board Loan Fund Program

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

PSFG –	Permanent School Fund Guaranty

RAAI –	Radian Asset Assurance Inc.

SBG –	School Board Guaranty

SGI –	Syncora Guarantee Inc.

SMO –	State Moral Obligation

STAID –	State Aid Withholding

Minnesota Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 96.6%
Revenue Bonds – 67.9%
Continuing Care Retirement Communities – 0.9%
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects
Series A
5.550%, 07/01/2027	$1,000	$902
Glencoe Health Care Facilities, Glencoe Regional Health Services Project Pre-refunded 04/01/2011 @ 101
7.400%, 04/01/2021 ◊	1,000	1,062

		1,964

Economic Development – 1.3%
Minneapolis Community Development Agency
Series G-3, Pre-refunded 12/01/2011 @ 100
5.350%, 12/01/2021 ◊	1,000	1,066
Minneapolis Development, Common Bond
Series 1A (AMT)
4.550%, 12/01/2013	480	510
4.625%, 12/01/2014	505	537
Minneapolis Supported Development, Common Bond, Series 2A (AMT)
5.125%, 06/01/2022	1,000	1,004

		3,117

Education – 15.3%
Minneapolis, The Blake School Project
4.000%, 09/01/2019	550	578
4.000%, 09/01/2020	340	354
4.000%, 09/01/2021	315	324
Pre-refunded 09/01/2011 @ 100
5.000%, 09/01/2012 ◊	445	469
Minnesota Colleges & Universities, Series A
4.000%, 10/01/2022	985	1,016
4.000%, 10/01/2023	1,755	1,792
Minnesota Higher Education Facilities Authority, Augsburg College
Series 4-Y
5.000%, 10/01/2011	500	501
5.000%, 10/01/2012	500	501
Series 6-C
4.750%, 05/01/2018	1,075	1,093
Series 6-J1
5.000%, 05/01/2013	320	344
5.000%, 05/01/2016	375	402
5.000%, 05/01/2020	1,295	1,338
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2018	1,125	1,165
5.500%, 05/01/2019	1,185	1,219
5.500%, 05/01/2024	1,050	1,059
Minnesota Higher Education Facilities Authority, College of Art & Design
Series 5-K
5.000%, 05/01/2011	90	92
Series 6-K
5.000%, 05/01/2013	310	333
5.000%, 05/01/2014	320	347
5.000%, 05/01/2015	340	371
5.000%, 05/01/2016	355	380
5.000%, 05/01/2017	370	392
Minnesota Higher Education Facilities Authority, Hamline University, Series 7-E
4.125%, 10/01/2018	1,000	997
4.375%, 10/01/2020	1,370	1,362

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   61

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

4.500%, 10/01/2021	$500	$498
5.000%, 10/01/2029	250	250
Minnesota Higher Education Facilities Authority, St. Benedict College, Series V
4.500%, 03/01/2017	1,585	1,652
Minnesota Higher Education Facilities Authority, St. Catherine College, Series 5-N1
5.250%, 10/01/2022	500	505
Minnesota Higher Education Facilities Authority, St. John’s University, Series 6-U
4.200%, 10/01/2019	290	305
4.300%, 10/01/2020	385	403
4.500%, 10/01/2022	145	150
Minnesota Higher Education Facilities Authority, St. Olaf College, Series 6-O
5.000%, 10/01/2016	500	560
4.500%, 10/01/2019	250	256
Minnesota Higher Education Facilities Authority, St. Scholastica College
Series 5-J
5.250%, 12/01/2011	210	213
Series 6-S
4.375%, 12/01/2016	360	371
4.500%, 12/01/2017	380	389
Minnesota Higher Education Facilities Authority, University of St. Thomas
Series 6-I
4.000%, 04/01/2014	1,045	1,115
Series 6-X
4.500%, 04/01/2021	500	521
5.000%, 04/01/2024	1,250	1,324
Series 7-A
4.000%, 10/01/2017	1,000	1,056
4.500%, 10/01/2018	1,000	1,086
4.500%, 10/01/2019	1,845	1,994
Moorhead Educational Facilities, Concordia College, Series A
4.100%, 12/15/2014	500	529
4.200%, 12/15/2015	880	933
4.300%, 12/15/2016	925	967
5.000%, 12/15/2018	1,005	1,061
5.000%, 12/15/2019	1,060	1,108
University of Minnesota, Series C
3.000%, 02/01/2013	250	264
4.000%, 02/01/2016	500	551
5.000%, 12/01/2019	1,000	1,165

		35,655

Healthcare ⊳ – 27.4%
Aitkin Health Care Facilities, Riverwood Healthcare Center
5.250%, 02/01/2015	735	742
Bemidji Health Care Facilities, North County Health Services
4.125%, 09/01/2013	300	311
4.250%, 09/01/2015	500	518
5.000%, 09/01/2017	500	521
5.000%, 09/01/2018	1,050	1,084
5.000%, 09/01/2019	1,110	1,137
Cuyuna Range Hospital District
5.000%, 06/01/2016	425	428
5.000%, 06/01/2017	1,340	1,367
5.000%, 06/01/2019	1,320	1,322
Duluth Economic Development Authority, Benedictine Health System-St. Mary’s, Pre-refunded 02/15/2014 @ 100
5.375%, 02/15/2022 ◊	2,045	2,346
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2013	760	798
5.000%, 04/01/2014	800	841
5.000%, 04/01/2015	845	882
5.000%, 04/01/2017	1,815	1,859
Maple Grove Health Care Facilities, North Memorial Health Care
4.500%, 09/01/2017	1,730	1,802
Maple Grove Health Care System, Maple Grove Hospital
5.000%, 05/01/2017	1,000	1,087
Marshall Medical Center, Avera Marshall Regional Medical Center Project Escrowed to Maturity
4.500%, 11/01/2013 §	345	378
Pre-refunded 11/01/2015 @ 100
4.750%, 11/01/2020 ◊	1,155	1,302
Meeker County Hospital Facilities, Memorial Hospital Project
5.625%, 11/01/2022	1,000	1,019
Minneapolis & St. Paul Housing & Redevelopment Authority, Minnesota Children’s Hospitals & Clinics, Series A
5.250%, 08/15/2025	1,000	1,042
5.000%, 08/15/2030	850	851
Minneapolis Health Care System, Allina Health System, Series A, Pre-refunded 11/15/2012 @ 100
6.000%, 11/15/2023 ◊	2,500	2,819
5.750%, 11/15/2032 ◊	1,300	1,458
Minneapolis Health Care System, Fairview Health Services
Series A
6.375%, 11/15/2023	4,000	4,530
Series A, Escrowed to Maturity
5.000%, 05/15/2012 §	605	656
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project
5.500%, 02/01/2011	280	286
5.500%, 02/01/2012	200	210
5.500%, 02/01/2015	730	761
Minnesota Agricultural & Economic Development Board, Essentia Health Obligated Group
Series C-1 (AGC)
5.500%, 02/15/2025	1,000	1,076
Minnesota Agricultural & Economic Development Board, Health Care System, Series A (NATL)
5.500%, 11/15/2017	305	306
5.750%, 11/15/2026	10	10
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
5.750%, 12/01/2015	2,320	2,362
Northfield Hospital
5.000%, 11/01/2013	715	752
5.000%, 11/01/2014	920	972
5.500%, 11/01/2017	1,080	1,151
Plymouth Health Facilities, Westhealth Project
Series A (AGM)
6.200%, 06/01/2011	485	487

The accompanying notes are an integral part of the financial statements.

62   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.000%, 12/01/2021	$1,015	$1,023
Rochester Health Care Facilities, Olmsted Medical Center Project
5.125%, 07/01/2020 «	1,000	1,016
Shakopee Health Care Facilities, St. Francis Regional Medical Center
4.000%, 09/01/2012	305	313
5.000%, 09/01/2017	1,785	1,821
St. Cloud Health Care, CentraCare Health System Project (AGC)
5.375%, 05/01/2031	1,000	1,040
Series A
4.250%, 05/01/2021	1,000	972
St. Louis Park Health Care Facilities, Park Nicollet Health Services
5.500%, 07/01/2029	1,300	1,289
Series C
5.625%, 07/01/2026	2,500	2,525
St. Paul Housing & Redevelopment Authority, Allina Health System
Series A (NATL)
5.000%, 11/15/2015	500	554
5.000%, 11/15/2019	1,200	1,283
Series A-1
5.000%, 11/15/2024	3,000	3,090
St. Paul Housing & Redevelopment Authority, HealthEast Project
5.150%, 11/15/2020	1,840	1,769
St. Paul Housing & Redevelopment Authority, HealthPartners Obligated Group Project
5.250%, 05/15/2019	1,350	1,389
St. Paul Port Authority, HealthEast Midway Campus, Series A
5.250%, 05/01/2015	1,500	1,486
5.750%, 05/01/2025	2,000	1,940
Stillwater Health Care, Health System Obligated Group
4.250%, 06/01/2015	500	523
4.250%, 06/01/2016	260	267
Todd, Morrison, Cass & Wadena Counties, United Hospital District, Lakewood Health System
4.000%, 12/01/2013	400	431
Winona Health Care Facilities, Winona Health Obligated Group
5.000%, 07/01/2020	1,000	981
Series A
5.300%, 07/01/2017	525	535

		63,720

Housing – 1.3%
Dakota County Housing & Redevelopment Authority, Single Family Mortgages (AMT) (FNMA) (GNMA)
5.125%, 10/01/2020	29	29
Moorhead Senior Housing, Sheyenne Crossing Project
5.600%, 04/01/2025	2,000	1,936
Worthington Housing Authority, Meadows Worthington Project, Series A
5.000%, 11/01/2017	1,000	967

		2,932

Lease Revenue – 2.8%
Andover Economic Development Authority, Public Facilities, Community Center Crossover refunded 02/01/2014 @ 100
5.000%, 02/01/2019 z	495	545
5.000%, 02/01/2019 z	730	804
Pine County Housing & Redevelopment Authority, Public Project, Series A
4.500%, 02/01/2016	465	490
4.500%, 02/01/2017	385	400
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.500%, 12/01/2019	180	192
4.500%, 12/01/2020	290	307
St. Paul Housing & Redevelopment Authority, Smith Avenue Transit Center
4.000%, 06/01/2012	195	195
St. Paul Port Authority, Office Building
5.000%, 12/01/2019	2,415	2,564
Stevens County Housing & Redevelopment Authority, Public Project, Series A
4.000%, 02/01/2018	315	327
4.000%, 02/01/2019	325	332
4.100%, 02/01/2020	340	347

		6,503

Miscellaneous – 1.9%
Seaway Port Authority of Duluth, Cargill Incorporated Project
4.200%, 05/01/2013	2,000	2,068
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series A
4.125%, 08/01/2023 «	895	885
4.250%, 08/01/2024 «	935	925
4.250%, 08/01/2025 «	575	562

		4,440

Tax Revenue – 1.8%
Hennepin County Sales Tax, Ballpark Project
Series B
4.375%, 12/15/2022	555	588
5.000%, 12/15/2029	1,000	1,070
Minneapolis St. Anthony Falls Project
5.000%, 02/01/2017	1,040	984
5.300%, 02/01/2021	570	520
Minneapolis Tax Increment, Grant Park Project
5.200%, 02/01/2022	1,000	901

		4,063

Transportation – 5.9%
Minneapolis & St. Paul Metropolitan Airports Commission
Series A
4.000%, 01/01/2019	1,000	1,056
5.000%, 01/01/2020	1,000	1,112
5.000%, 01/01/2021	500	550
Series A (NATL)
5.000%, 01/01/2019	1,000	1,037
5.000%, 01/01/2020	2,200	2,270
Series B (AMBAC) (AMT)
5.000%, 01/01/2020	2,125	2,171
Series C, Pre-refunded 01/01/2011 @ 100 (FGIC)
5.125%, 01/01/2020 ◊	3,095	3,171

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   63

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Minnesota Public Facilities Authority Transportation
5.000%, 03/01/2012	$970	$973
Puerto Rico Commonwealth, Highway & Transportation Authority
Series X (IBC) (NATL)
5.500%, 07/01/2013	1,250	1,360

		13,700

Utilities – 9.3%
Chaska Electric, Series A
5.650%, 10/01/2010	760	769
4.200%, 10/01/2015	1,000	1,078
Cohasset Pollution Control, Allete Project (IBCC) (RAAI)
4.950%, 07/01/2022	2,230	2,264
Litchfield Electric Utilities
Series C (AGC)
5.000%, 02/01/2029	500	517
Marshall Public Utilities
Series A (AGC)
3.500%, 07/01/2016	315	327
3.500%, 07/01/2017	275	281
3.750%, 07/01/2018	340	350
Series B
3.500%, 07/01/2015	500	517
Minnesota State Municipal Power Agency
4.125%, 10/01/2017	420	447
5.250%, 10/01/2022	1,000	1,079
Northern Municipal Power Agency, Minnesota Electric Systems
Series A (AGC)
5.000%, 01/01/2019	1,000	1,113
5.000%, 01/01/2021	2,000	2,176
Series A (AMBAC)
5.000%, 01/01/2013	380	413
5.000%, 01/01/2017	460	514
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGC)
5.000%, 07/01/2016	500	557
Shakopee Public Utilities, Series A (AGM)
4.250%, 02/01/2018	295	312
Southern Minnesota Municipal Power Agency
Series A (AMBAC)
5.250%, 01/01/2014	2,000	2,239
Series A, Zero Coupon Bond (NATL)
3.900%, 01/01/2020 ¤	3,500	2,425
4.040%, 01/01/2021 ¤	5,000	3,285
Western Minnesota Municipal Power Agency
Series A (AMBAC)
5.500%, 01/01/2011	1,000	1,004

		21,667

Total Revenue Bonds		157,761

General Obligations – 26.4%
Anoka County Capital Improvement
Series A
4.100%, 02/01/2018	610	652
5.000%, 02/01/2020	1,000	1,134
Series B
4.550%, 01/01/2011	680	695
Series C
4.100%, 02/01/2018	285	314
4.200%, 02/01/2019	595	652
Series D
5.000%, 02/01/2024	500	538
Anoka-Hennepin Independent School District #11
Series A, Crossover refunded 02/01/2011 @ 100 (MSDCEP)
5.000%, 02/01/2014 z	2,000	2,043
Series A, Crossover refunded 02/01/2011 @ 100 (MSDCEP)
5.000%, 02/01/2012 z	1,000	1,021
Burnsville Independent School District #191, Alternative Facilities
Series A (AGM) (MSDCEP)
4.200%, 02/01/2025	350	358
Series A (MSDCEP)
4.250%, 02/01/2020	1,200	1,301
Chaska Independent School District #112, School Building, Series A (MSDCEP) (NATL)
4.250%, 02/01/2019	1,000	1,087
Chatfield Independent School District #227, School Building, Series A (AGM) (MSDCEP)
4.000%, 02/01/2018	450	493
Dakota County Community Development Agency, Senior Housing Facilities, Series A
4.375%, 01/01/2019	510	556
4.500%, 01/01/2020	215	232
Dassel Cokato Independent School District #466, School Building, Series A (MSCDEP)
4.000%, 03/01/2014	300	327
Duluth DECC Improvement, Series A
4.500%, 02/01/2021	1,160	1,246
4.500%, 02/01/2022	465	495
4.625%, 02/01/2024	1,100	1,160
Duluth Independent School District #709
Series A (AGM) (MSDCEP)
4.250%, 02/01/2022	1,150	1,208
Lakeville Independent School District #194
Series A, Crossover refunded 02/01/2013 @ 100 (FGIC) (MSDCEP)
5.000%, 02/01/2022 z	1,260	1,372
Mankato, Series A
3.500%, 02/01/2018	765	811
3.500%, 02/01/2019	775	809
Minneapolis
3.375%, 12/01/2023	650	642
4.000%, 12/01/2026	500	507
Minneapolis Special School District #1 (MSDCEP)
4.000%, 02/01/2018	1,135	1,209
Minnesota, Series C
5.000%, 08/01/2019	500	596
Moorhead Independent School District #152, Crossover refunded 04/01/2012 @ 100 (FGIC) (MSDCEP)
5.000%, 04/01/2015 z	3,450	3,679
5.000%, 04/01/2016 z	2,510	2,677
Mounds View Independent School District #621, School Building, Series A (MSDCEP)
3.250%, 02/01/2017	625	654
4.000%, 02/01/2021	1,000	1,053
4.000%, 02/01/2022	750	785
Series A, Crossover refunded 02/01/2011 @ 100 (MSDCEP)
5.250%, 02/01/2012 z	1,000	1,026

The accompanying notes are an integral part of the financial statements.

64   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Series A, Crossover refunded 02/01/2012 @ 100 (MSDCEP)
5.000%, 02/01/2019 z	$2,565	$2,717
Series A, Crossover refunded 02/01/2012 @ 100 (MSDCEP) (NATL)
5.000%, 02/01/2018 z	2,340	2,480
New Prague Independent School District #721, School Building, Series A (MSDCEP) (SGI)
3.750%, 02/01/2020	525	538
3.875%, 02/01/2022	475	483
Osseo Independent School District #279
Series A (MSDCEP)
4.000%, 02/01/2021	1,180	1,250
Pequot Lakes Independent School District #186, Crossover refunded 02/01/2012 @ 100 (FGIC) (MSDCEP)
5.125%, 02/01/2018 z	500	532
Perham, Disposal System (AMT)
5.850%, 05/01/2015	1,205	1,229
Puerto Rico Commonwealth (NATL)
6.000%, 07/01/2014	1,605	1,790
Series A
5.500%, 07/01/2018	575	615
5.500%, 07/01/2018	1,000	1,070
Series A (SGI)
5.500%, 07/01/2017	1,000	1,074
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	1,078
Ramsey County Capital Improvement, Series A
4.000%, 02/01/2018	520	579
Robbinsdale Independent School District #281, Alternative Facility, Series B (MSDCEP)
4.500%, 02/01/2021	500	543
Rochester Wastewater, Series A
4.000%, 12/01/2018	1,140	1,250
Sauk Rapids Independent School District #47
Series B, Zero Coupon Bond, Crossover refunded 02/01/2011 @ 94.63 (AGM) (MSDCEP)
1.282%, 02/01/2012 z ¤	1,790	1,681
Series B, Zero Coupon Bond, Crossover refunded 02/01/2011 @ 89.37 (AGM) (MSDCEP)
1.280%, 02/01/2013 z ¤	1,055	936
South Washington County, Independent School District #833
Series A (MSDCEP)
4.000%, 02/01/2022	2,000	2,099
Series B, Crossover refunded 02/01/2012 @ 100 (AGM) (MSDCEP)
5.000%, 02/01/2015 z	1,030	1,090
St. Cloud Library Sales Tax, Series B (AGM)
4.000%, 02/01/2018	1,000	1,077
St. Michael Independent School District #885, Crossover refunded 02/01/2012 @ 100 (AGM) (MSDCEP)
5.000%, 02/01/2014 z	1,190	1,262
5.000%, 02/01/2017 z	1,000	1,061
St. Peter, Series A (AGM)
3.000%, 09/01/2018	550	562
3.150%, 09/01/2019	515	525
3.300%, 09/01/2020	585	595
Wadena Deer Creek Independent School District #2155 (MSDCEP)
4.000%, 02/01/2018	430	468
4.000%, 02/01/2019	410	440
Wright County Jail, Series A (MCCEP)
4.500%, 12/01/2020	640	705
Zumbrota-Mazeppa Independent School District #2805, Alternative Facilities
Series A (MSDCEP)
4.000%, 02/01/2019	200	216

Total General Obligations		61,277

Certificates of Participation – 2.3%
Chaska Independent School District #112
Series B
4.000%, 12/01/2015	545	582
4.000%, 12/01/2016	525	558
4.000%, 12/01/2017	590	621
4.000%, 12/01/2018	415	433
Duluth Independent School District #709
Series B (MSDCEP)
4.000%, 02/01/2019	1,890	2,053
Northeast Metropolitan Intermediate School District #916
4.250%, 01/01/2015	1,000	1,051

Total Certificates of Participation		5,298

Total Municipal Bonds
(Cost $214,863)		224,336

Short-Term Investments – 4.0%
Money Market Fund – 2.9%
Federated Minnesota Municipal Cash Trust
0.060% Ω	6,853,504	6,854

Variable Rate Demand Note ❖ – 1.1%
Cohasset Power & Light Company Project
Series A (LOC: LaSalle Bank)
0.300%, 06/01/2020	$2,510	2,510

Total Short-Term Investments
(Cost $9,364)		9,364

Total Investments ▲ – 100.6%
(Cost $224,227)		233,700

Other Assets and Liabilities, Net – (0.6)%		(1,335)

Total Net Assets – 100.0%		$232,365

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $3,369 or 1.4% of total net assets. See note 2 in Notes to Financial Statements.

z	Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2010.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   65

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Minnesota Intermediate Tax Free Fund (concluded)

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $224,227. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$10,065
Gross unrealized depreciation	(592)

Net unrealized appreciation	$9,473

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $5,480, which represents 2.4% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

IBC –	Insured Bond Certificate

IBCC –	Insured Bond Custodial Certificate

LOC –	Letter of Credit

MCCEP –	Minnesota County Credit Enhancement Program

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Program

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

Minnesota Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 91.6%
Revenue Bonds – 79.6%
Continuing Care Retirement Communities – 1.7%
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects
Series A
5.700%, 07/01/2042	$1,750	$1,543
Golden Valley Covenant Retirement Communities
Series A
5.500%, 12/01/2029	1,450	1,324

		2,867

Economic Development – 0.9%
Minnesota Agricultural & Economic Development Board, Minnesota Small Business Program
Series A (AMT)
5.550%, 08/01/2016	500	480
Minnesota Agricultural & Economic Development Board, Small Business Development
Series D (AMT)
7.250%, 08/01/2020	1,005	1,006

		1,486

Education – 7.2%
Baytown Lease, St. Croix Preparatory Academy
Series A
7.000%, 08/01/2038	1,500	1,461
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2026	1,725	1,727
5.500%, 05/01/2027	820	820
Minnesota Higher Education Facilities Authority, Carleton College, Series D
5.000%, 03/01/2040	2,500	2,625
Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
5.000%, 05/01/2026	30	30
Minnesota Higher Education Facilities Authority, Vermilion Community College Project, Series 3-T
6.000%, 01/01/2013	225	227
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series A
5.000%, 12/01/2036	2,550	2,211
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project
5.000%, 10/01/2024	2,000	2,094
University of Minnesota, Series C
5.000%, 12/01/2020	1,000	1,151

		12,346

Healthcare ⊳ – 27.9%
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	1,500	1,429
Cuyuna Range Hospital District
5.500%, 06/01/2035	350	315
Duluth Economic Development Authority, Benedictine Health System-St.Mary’s Pre-refunded 02/15/2014 @ 100
5.250%, 02/15/2028 ◊	1,065	1,217
Glencoe Health Care Facilities, Regional Health Services Project
5.000%, 04/01/2031	2,000	1,822
Maple Grove Health Care System, Maple Grove Hospital
4.500%, 05/01/2023	1,500	1,486
5.250%, 05/01/2025	1,000	1,024

The accompanying notes are an integral part of the financial statements.

66   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Marshall Medical Center, Weiner Memorial Medical Center Project
Series A, Pre-refunded 11/01/2013 @ 100
5.250%, 11/01/2016 ◊	$305	$341
5.850%, 11/01/2023 ◊	875	997
Meeker County Hospital Facilities, Memorial Hospital Project
5.750%, 11/01/2027	1,000	1,006
Minneapolis & St. Paul Housing & Redevelopment Authority, Minnesota Children’s Hospitals & Clinics, Series A
5.250%, 08/15/2035	2,275	2,294
Minneapolis Health Care System, Fairview Health Services, Series A
6.625%, 11/15/2028	3,000	3,347
Minnesota Agricultural & Economic Development Board, Essentia Health Obligated Group
Series C-1 (AGC)
5.000%, 02/15/2030	1,000	1,011
Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services, Series A
6.375%, 11/15/2029	125	126
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
6.200%, 12/01/2022	1,000	960
New Hope Housing & Health Care Facilities, Masonic Home North Ridge
5.750%, 03/01/2015	1,600	1,603
Redwood Falls Hospital Facilities, Redwood Area Hospital Project
5.125%, 12/01/2036	2,000	1,915
Rochester Health Care & Housing, Samaritan Bethany, Series A
7.375%, 12/01/2041	1,100	1,140
Rochester Health Care Facilities, Olmsted Medical Center Project
5.875%, 07/01/2030 «	1,700	1,689
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	2,000	1,865
St. Cloud Health Care, CentraCare Health System Project (AGC)
5.500%, 05/01/2039	3,000	3,105
Series A
5.125%, 05/01/2030	1,000	995
St. Louis Park Health Care Facilities, Park Nicollet Health Services
5.750%, 07/01/2039	2,000	1,986
Series B, Pre-refunded 07/01/2014 @ 100
5.500%, 07/01/2025 ◊	2,000	2,317
Series C
5.750%, 07/01/2030	1,000	1,012
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A-1
5.250%, 11/15/2029	3,050	3,093
St. Paul Housing & Redevelopment Authority, Episcopal Nursing Home
5.630%, 10/01/2033	2,237	1,941
St. Paul Housing & Redevelopment Authority, Gillette Childrens Specialty
5.000%, 02/01/2029	2,060	2,002
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2030	800	772
St. Paul Housing & Redevelopment Authority, HealthPartners Obligated Group Project
5.250%, 05/15/2026	2,000	1,948
St. Paul Housing & Redevelopment Authority, Regions Hospital Project
5.250%, 05/15/2018	500	500
St. Paul Port Authority, HealthEast Midway Campus
Series A
5.875%, 05/01/2030	900	850
Series B
6.000%, 05/01/2030	1,800	1,699

		47,807

Housing – 9.8%
Cottage Grove Senior Housing, PHS/Cottage Grove Inc. Project, Series A
5.000%, 12/01/2031	850	716
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project (GNMA)
5.900%, 04/20/2042	2,000	2,054
Maplewood Multifamily Housing, Carefree Cottages ll, Mandatory Put 04/15/2019 @ 100 (AMT) (FNMA)
4.800%, 04/15/2034	2,000	2,032
Minneapolis & St. Paul Housing Financing Board, Single Family Mortgage
Series A4 (AMT) (FHLMC) (FNMA) (GNMA)
5.000%, 11/01/2038	825	819
Minneapolis Housing, Keeler Apartments Project
Series A
5.000%, 10/01/2037	1,350	1,117
Minneapolis Multifamily Housing, Vantage Flats Project (AMT) (GNMA)
5.200%, 10/20/2048	865	878
Minnesota Housing Finance Agency, Residential Housing
Series B (AMT)
5.650%, 07/01/2033	510	513
Series D (AMT)
4.700%, 07/01/2027	3,465	3,405
Series F (AMT)
5.400%, 07/01/2030	1,980	1,988
Moorhead Senior Housing, Sheyenne Crossing Project
5.650%, 04/01/2041	1,620	1,418
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series A
5.250%, 10/01/2042	1,100	876
White Bear Lake, Multifamily Housing, Lake Square, Series A (FHA)
6.000%, 08/01/2020	1,020	1,021

		16,837

Lease Revenue – 2.9%
Lakeville Housing & Redevelopment Authority, Ice Arena Project
4.625%, 02/01/2032	585	558
Pine County Housing & Redevelopment Authority, Public Project, Series A
5.000%, 02/01/2028	1,000	1,002
5.000%, 02/01/2031	1,890	1,859
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center
4.750%, 12/01/2026	500	516

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   67

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Minnesota Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 1
5.000%, 08/01/2036	$1,375	$1,094

		5,029

Miscellaneous – 2.5%
Little Canada Commercial Development, RLF Minnesota Project
7.100%, 04/01/2013	500	501
Seaway Port Authority of Duluth, Cargill Incorporated Project
4.200%, 05/01/2013	1,130	1,168
St. Paul Housing & Redevelopment Authority, Parking Facilities Project, Series A
5.000%, 08/01/2030 «	1,070	1,095
5.000%, 08/01/2035 «	1,500	1,508

		4,272

Recreational Facility Authority – 1.1%
Moorhead Golf Course, Series B
5.875%, 12/01/2021	2,000	1,944

Revolving Funds – 2.1%
Minnesota Public Facilities Authority, Series A
5.000%, 03/01/2021	3,000	3,564

Tax Revenue – 1.1%
Minneapolis St. Anthony Falls Project
5.650%, 02/01/2027	400	355
Puerto Rico Sales Tax Financing, Series A
5.375%, 08/01/2039	1,500	1,502

		1,857

Transportation – 7.7%
Minneapolis & St. Paul Metropolitan Airports Commission
Series A (AMBAC)
5.000%, 01/01/2019	3,250	3,561
5.000%, 01/01/2020	5,000	5,409
Series B (AMT)
5.000%, 01/01/2020	4,000	4,224

		13,194

Utilities – 14.7%
Chaska Electric, Series A
6.100%, 10/01/2030	45	45
Northern Municipal Power Agency, Minnesota Electric Systems
Series A (AGC)
5.000%, 01/01/2018	1,985	2,239
Series A (AMBAC)
5.000%, 01/01/2026	2,000	2,095
Puerto Rico Electric Power Authority
Series SS (NATL)
5.000%, 07/01/2024	2,000	2,033
Southern Minnesota Municipal Power Agency
Series A, Zero Coupon Bond (NATL)
3.710%, 01/01/2019 ¤	2,000	1,463
4.040%, 01/01/2021 ¤	2,265	1,488
4.280%, 01/01/2023 ¤	3,000	1,767
4.400%, 01/01/2024 ¤	11,000	6,112
4.520%, 01/01/2025 ¤	4,770	2,494
4.610%, 01/01/2026 ¤	6,100	3,009
4.680%, 01/01/2027 ¤	2,900	1,352
Western Minnesota Municipal Power Agency Escrowed to Maturity (NATL)
9.750%, 01/01/2016 §	410	554
Series A (AMBAC)
5.500%, 01/01/2015	550	561

		25,212

Total Revenue Bonds		136,415

General Obligations – 10.7%
Burnsville Independent School District #191, Alternative Facilities, Series A (MSDCEP)
4.500%, 02/01/2022	1,430	1,531
Hennepin County Regional Railroad Authority
Series A
4.000%, 12/01/2030	2,535	2,545
4.000%, 12/01/2031	1,100	1,098
Hopkins Independent School District #270
Series B (MSDCEP)
4.000%, 02/01/2026	1,000	1,009
Minnesota
Series A
5.000%, 06/01/2018	2,000	2,372
Series H
5.000%, 11/01/2028	5,000	5,546
5.000%, 11/01/2029	2,510	2,770
Perham, Disposal System (AMT)
6.000%, 05/01/2022	1,500	1,513

Total General Obligations		18,384

Certificate of Participation – 1.3%
Duluth Independent School District #709
Series B (MSDCEP)
4.000%, 02/01/2019	2,000	2,173

Total Municipal Bonds
(Cost $153,613)		156,972

Short-Term Investments – 10.2%
Money Market Funds – 10.1%
Federated Minnesota Municipal Cash Trust
0.060% Ω	8,391,190	8,391
First American Tax Free Obligations Fund, Class Z
0.029% Ω Å	8,914,578	8,915

		17,306

Variable Rate Demand Note ❖ – 0.1%
Brown County, Martin Luther College Project
0.400%, 09/01/2024	$200	200

Total Short-Term Investments
(Cost $17,506)		17,506

Total Investments ▲ – 101.8%
(Cost $171,119)		174,478

Other Assets and Liabilities, Net – (1.8)%		(3,145)

Total Net Assets – 100.0%		$171,333

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

⊳	The fund is significantly invested in this sector and therefore is subject to additional risks. See note 6 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $4,279 or 2.5% of total net assets. See note 2 in Notes to Financial Statements.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

The accompanying notes are an integral part of the financial statements.

68   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota Tax Free Fund (concluded)

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $171,283. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$6,100
Gross unrealized depreciation	(2,905)

Net unrealized appreciation	$3,195

AGC –	Assured Guaranty Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $16,858, which represents 9.8% of total net assets.

FHA –	Federal Housing Administration

FHLMC –	Federal Home Loan Mortgage Association

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Program

Missouri Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 94.3%
Revenue Bonds – 78.4%
Continuing Care Retirement Communities – 5.0%
Cole County Industrial Development Authority, Lutheran Services Heisinger Project
5.250%, 02/01/2024	$2,000	$1,981
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	500	390
Kirkwood Industrial Development Authority, Aberdeen Heights, Series C-2
7.000%, 11/15/2015	1,500	1,504
Lee’s Summit Industrial Development Authority, Senior Living Facilities, John Knox Village Group
Series A
5.000%, 08/15/2014	1,035	1,073
Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior
Series A
5.375%, 02/01/2035	1,500	1,387
St. Louis County Industrial Development Authority, Friendship Village West, Series A
5.500%, 09/01/2028	2,000	1,863

		8,198

Education – 4.0%
Curators University System Facilities, Series A
5.000%, 11/01/2033	1,000	1,051
Lincoln University Auxiliary System (AGC)
5.125%, 06/01/2037	1,000	1,019
Missouri Development Finance Board, Midwest Research Institute Project
5.000%, 11/01/2017	1,185	1,186
Missouri Health & Educational Facilities Authority, Washington University, Series A
5.375%, 03/15/2039	3,000	3,267

		6,523

Healthcare – 22.9%
Boone County Hospital
5.050%, 08/01/2020	1,200	1,211
5.625%, 08/01/2038	2,000	2,023
Cape Girardeau County Industrial Development Authority, Health Care Facilities, Southeast Missouri Hospital
5.625%, 06/01/2022	245	246
Pre-refunded 06/01/2012 @ 100
5.625%, 06/01/2022 ◊	1,255	1,373
Cape Girardeau County Industrial Development Authority, Health Care Facilities, Saint Francis Medical Center, Series A
5.125%, 06/01/2023	250	258
5.125%, 06/01/2024	200	203
5.500%, 06/01/2029	500	512
5.750%, 06/01/2039	2,000	2,056
Cass County Hospital
5.500%, 05/01/2027	2,000	1,857
Clinton County Industrial Development Authority, Health Facilities, Cameron Regional Medical Center
5.000%, 12/01/2037	1,000	715
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5.250%, 01/01/2025	1,495	1,565

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   69

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Grundy County Industrial Development Authority, Health Facilities, Wright Memorial Hospital
5.650%, 09/01/2022	$1,120	$1,117
5.750%, 09/01/2023	1,000	1,003
Hannibal Industrial Development Authority, Health Facilities
4.300%, 03/01/2013	1,345	1,380
5.000%, 03/01/2022	1,000	978
Indiana Finance Authority, Health Systems, Sisters of St. Francis Health
5.250%, 11/01/2024	1,000	1,050
Joplin Industrial Development Authority, Health Facilities, Freeman Health System Project
5.500%, 02/15/2024	2,000	1,989
Missouri Health & Educational Facilities Authority, BJC Health System
Series A, Escrowed to Maturity
6.750%, 05/15/2012 §	2,310	2,576
Missouri Health & Educational Facilities Authority, Children’s Mercy Hospital
5.625%, 05/15/2039	2,500	2,548
Missouri Health & Educational Facilities Authority, Jefferson Memorial Hospital (RAAI)
5.000%, 08/15/2019	2,300	2,288
Missouri Health & Educational Facilities Authority, Lake Regional Health System Project
5.000%, 02/15/2012	515	537
Missouri Health & Educational Facilities Authority, SSM Health Care
Series A
5.000%, 06/01/2036	2,000	2,013
Series B
5.000%, 06/01/2030	1,500	1,520
Missouri Health & Educational Facilities Authority, Saint Luke’s Health System
Series 2003-B (AGM)
5.500%, 11/15/2032	2,000	2,125
Series A
5.250%, 11/15/2025	485	501
5.000%, 11/15/2030	500	495
Saline County Industrial Development Authority, Health Facilities, John Fitzgibbon Memorial Hospital
5.625%, 12/01/2035	1,000	829
St. Louis County Industrial Development Authority, Health Facilities, Ranken-Jordan Project
4.250%, 11/15/2014	125	122
5.000%, 11/15/2027	670	563
5.000%, 11/15/2035	1,300	1,013
Series A, Pre-refunded 11/15/2013 @ 100
6.625%, 11/15/2035 ◊	500	590

		37,256

Housing – 3.5%
Kansas City Industrial Development Authority, Multifamily Housing, Grand Boulevard
Series A (GNMA)
5.300%, 11/20/2049	1,290	1,307
Missouri Housing Development Commission, Homeownership Loan Program
Series A1 (AMT) (FHLMC) (FNMA) (GNMA)
5.300%, 03/01/2039	445	455
Series B (AMT) (FNMA) (GNMA)
4.800%, 09/01/2031	665	667
Series C1 (AMT) (FNMA) (GNMA)
5.000%, 09/01/2037	320	319
Riverside Industrial Development Authority, Riverside Horizons Project
Series A (ACA)
5.000%, 05/01/2027	1,500	1,463
University City Industrial Development Authority, Multifamily Canterbury
Series A (GNMA)
5.950%, 12/20/2025	1,400	1,400

		5,611

Lease Revenue – 13.8%
Cape Girardeau County, Jackson School District #R-2 (NATL)
5.250%, 03/01/2026	1,000	1,050
Clay County Public Building Authority
Series A (AGM)
5.125%, 05/15/2014	1,720	1,725
Kansas City Municipal Assistance, Capital Appreciation Leasehold
Series B-1, Zero Coupon Bond (AMBAC)
5.500%, 04/15/2027 ¤	2,000	804
Kansas City Special Facilities, MCI Overhaul Base Project, Series G (AMT)
4.750%, 09/01/2028	4,000	3,581
Missouri Board of Public Buildings, Special Obligation, Series A
5.000%, 10/15/2027	1,000	1,041
Missouri Board of Public Buildings, State Office Building Special Obligation
Series A
5.125%, 05/01/2026	5,000	5,126
Series A (NATL)
5.000%, 05/01/2024	3,000	3,087
Missouri Development Finance Board, Infrastructure Facilities, Branson, Series A
5.000%, 12/01/2017	1,000	1,018
5.375%, 12/01/2022	750	758
Missouri Development Finance Board, Infrastructure Facilities, Independence Water System Improvement, Series C
5.750%, 11/01/2029	500	518
Platte County School District #R-3 (MDDP)
5.000%, 03/01/2028	200	210
Springfield Public Building, Capital Improvement Program (AMBAC)
5.000%, 03/01/2024	2,000	2,075
St. Louis Municipal Finance Leasehold, Convention Center Capital Improvement
Series A, Zero Coupon Bond (AGC)
5.670%, 07/15/2026 ¤	1,000	408
5.730%, 07/15/2027 ¤	1,000	382
5.800%, 07/15/2028 ¤	1,000	356
5.940%, 07/15/2029 ¤	1,000	328

		22,467

Miscellaneous – 2.3%
Kennett Industrial Development Authority, Manac Trailers USA Inc Project (LOC: Regions Bank) (AMT)
4.250%, 03/01/2022	1,500	1,315
4.250%, 03/01/2024	500	426
Missouri Development Finance Board, Infrastructure Facilities, Eastland Center Project
Series A
4.250%, 04/01/2015	1,010	1,065

The accompanying notes are an integral part of the financial statements.

70   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Sugar Creek Industrial Development, Lafarge North America, Series A (AMT)
5.650%, 06/01/2037	$1,000	$919

		3,725

Revolving Funds – 1.4%
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control
Series A
5.750%, 01/01/2029	1,000	1,153
Series B
5.250%, 01/01/2015	110	111
Series C
4.750%, 07/01/2023	410	442
5.000%, 07/01/2023	470	487

		2,193

Tax Revenue – 9.3%
Columbia Special Obligation, Electric Utility Improvement, Series A
5.000%, 10/01/2021	400	446
5.000%, 10/01/2023	445	488
5.125%, 10/01/2030	500	532
Fenton Tax Increment, Gravois Bluffs Redevelopment Project
5.000%, 04/01/2014	1,000	1,058
Harrisonville Towne Center Project
4.375%, 11/01/2017	340	346
4.500%, 11/01/2022	715	710
Howard Bend Levee District (SGI)
5.500%, 03/01/2026	1,745	1,800
Jackson County Special Obligation, Harry S. Truman Sports Complex (AMBAC)
5.000%, 12/01/2028	3,000	3,071
Kansas City Tax Increment Financing Commission, Maincor Project, Series A
5.250%, 03/01/2018	500	494
Missouri Development Finance Board, Independence Centerpoint Project, Series E
5.125%, 04/01/2025	1,000	1,005
Missouri Development Finance Board, Independence Crackerneck Creek Project
Series B
5.000%, 03/01/2025	1,000	996
Osage Beach Tax Increment, Prewitt’s Point Project
5.000%, 05/01/2023	1,455	1,213
Puerto Rico Sales Tax Financing Corporation
Series C
5.250%, 08/01/2041	1,000	982
Raytown Live Redevelopment Plan, Project #1
5.125%, 12/01/2031	1,000	985
Riverside Tax Increment, L-385 Levee Project
5.250%, 05/01/2020	1,000	1,023

		15,149

Transportation – 3.2%
Missouri Highways & Transportation Commission
Series A, Pre-refunded 02/01/2011 @ 100
5.250%, 02/01/2020 ◊	2,000	2,059
Puerto Rico Commonwealth Highway & Transportation Authority, Series K
5.000%, 07/01/2017	1,000	1,033
St. Louis, Lambert – St. Louis International Airport, Series A-1
6.125%, 07/01/2024	2,000	2,143

		5,235

Utilities – 13.0%
Carroll County Public Water Supply, District #I
6.000%, 03/01/2039	500	520
Kansas City Sanitary Sewer System, Series A
5.250%, 01/01/2034	2,000	2,112
Kansas City Water, Series A
5.250%, 12/01/2032	500	530
Metropolitan St. Louis Sewer District, Wastewater System, Series A
5.750%, 05/01/2038	500	552
Missouri Development Finance Board, Independence Water System Improvements (AMBAC)
5.000%, 11/01/2024	1,000	1,012
Missouri Environmental Improvement & Energy Resources Authority, Tri-County Water Authority Project
4.000%, 04/01/2018	140	151
4.000%, 04/01/2021	620	649
4.000%, 04/01/2022	2,105	2,188
Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control
Series C, Pre-refunded 07/01/2011 @ 100
5.000%, 07/01/2023 ◊	4,685	4,909
Missouri Joint Municipal Electric Utility Commission, Power Project, Iatan 2 Project
Series A
6.000%, 01/01/2039	2,000	2,143
Series A (AMBAC)
5.000%, 01/01/2028	1,000	1,009
Missouri Joint Municipal Electric Utility Commission, Power Project, Plum Point Project (NATL)
5.000%, 01/01/2016	1,500	1,583
North Central Regional Water Commission, Waterworks Systems
5.000%, 01/01/2037	2,070	1,770
Puerto Rico Electric Power Authority
Series WW
5.250%, 07/01/2025	1,000	1,028
St. Joseph Industrial Development Authority, Sewer System Improvements Project
4.750%, 04/01/2020	500	511
4.750%, 04/01/2021	390	397

		21,064

Total Revenue Bonds		127,421

General Obligations – 9.9%
Belton
5.000%, 03/01/2027	1,520	1,618
Blue Springs Neighborhood Improvement, South Area Improvement Project
5.000%, 02/15/2029	850	899
Clay County Reorganized School District #R-1, Kearney (MDDP)
4.250%, 03/01/2020 «	225	244
4.250%, 03/01/2021 «	635	681
Fort Osage School District #1 (MDDP)
3.100%, 03/01/2020	2,000	1,995

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   71

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Missouri Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Independence School District
Series C (MDDP)
5.000%, 03/01/2024	$1,000	$1,118
Jackson County School District #4, Blue Springs
Series A
4.750%, 03/01/2026	2,000	2,104
Jackson County School District #7, Lee’s Summit
4.750%, 03/01/2027	1,000	1,056
Jefferson City School District
Series A, Escrowed to Maturity
6.700%, 03/01/2011 §	275	285
North Kansas City School District #74 (MDDP)
5.000%, 03/01/2019	275	318
Platte County School District #R-3
3.100%, 03/01/2020	125	125
(NATL)
5.000%, 03/01/2024	685	721
Puerto Rico Commonwealth, Public Improvement
Series A
5.250%, 07/01/2026	1,000	1,008
Richmond Heights, Manhasset Village Neighborhood
4.500%, 04/01/2026	690	675
St. Charles County, Francis Howell School District (MDDP)
5.000%, 03/01/2027	1,000	1,097
Wentzville School District #R-04, Refunding & Improvement
Series A, Zero Coupon Bond (MDDP)
5.010%, 03/01/2026 ¤	5,000	2,152

Total General Obligations		16,096

Certificates of Participation – 6.0%
Belton Refunding & Improvement
5.250%, 03/01/2029	355	362
(NATL)
4.375%, 03/01/2019	500	503
4.500%, 03/01/2022	250	245
Cottleville
5.125%, 08/01/2026	200	180
5.250%, 08/01/2031	1,700	1,466
Hazelwood School District, Energy Improvements Project
4.500%, 03/01/2017	515	550
4.500%, 03/01/2018	445	470
Kansas City Metropolitan Junior College District
4.500%, 07/01/2021	1,025	1,093
Lincoln County Public Water Supply, District #1
6.750%, 06/15/2035	1,500	1,580
Missouri School Boards Association, Liberty Public School District #53 (AGM)
5.250%, 03/01/2025	1,015	1,099
Texas County Justice Center Project (AGC)
4.500%, 12/01/2025	1,595	1,614
Union, Series A
5.200%, 07/01/2023	520	521

Total Certificates of Participation		9,683

Total Municipal Bonds
(Cost ($151,749)		153,200

Short-Term Investment – 5.1%
Money Market Fund – 5.1%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω
(Cost $8,297)	8,297,044	8,297

Total Investments ▲ – 99.4%
(Cost $160,046)		161,497

Other Assets and Liabilities, Net – 0.6%		1,035

Total Net Assets – 100.0%		$162,532

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $920 or 0.6% of total net assets.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $160,046. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,789
Gross unrealized depreciation	(3,338)

Net unrealized appreciation	$1,451

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $7,682 which represents 4.7% of total net assets.

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

LOC –	Letter of Credit

MDDP –	Missouri Direct Deposit Program

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

The accompanying notes are an integral part of the financial statements.

72   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Nebraska Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 95.1%
Revenue Bonds – 74.2%
Continuing Care Retirement Communities – 4.9%
Colorado Health Facilities Authority, Christian Living Communities Project, Series A
5.750%, 01/01/2026	$100	$91
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	275	191
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	200	185
Lancaster County Hospital Authority #1, Immanuel Obligated Group
5.625%, 01/01/2040	1,000	1,009
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2025	600	584

		2,060

Education – 17.9%
Colorado Educational & Cultural Facilities Authority, Charter School
5.625%, 05/01/2040	990	993
Missouri Health & Educational Facilities Authority, Washington University, Series A
5.375%, 03/15/2039	500	545
Nebraska Educational Finance Authority (RAAI)
5.000%, 04/01/2017	605	612
Nebraska Elementary & Secondary School Finance Authority, Boy’s Town Project
4.750%, 09/01/2028	500	509
Nebraska Utility Corporation, University of Nebraska, Lincoln Project
5.250%, 01/01/2015	1,045	1,105
University of Nebraska Facilities Corporation, Medical Center Research Project
5.000%, 02/15/2015	500	530
University of Nebraska, Lincoln Memorial Stadium, Series A
5.000%, 11/01/2015	500	553
University of Nebraska, Lincoln Student Fees
5.000%, 07/01/2022	750	798
University of Nebraska, Omaha Health & Recreation Project
5.000%, 05/15/2033	1,000	1,045
University of Nebraska, Omaha Student Facilities Project
5.000%, 05/15/2032	350	365
University of Nebraska, Omaha Student Housing Project
5.000%, 05/15/2023	500	538

		7,593

Healthcare – 18.4%
Adams County Hospital Authority #1, Mary Lanning Memorial Hospital Project (RAAI)
5.250%, 12/15/2033	1,000	952
Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Mandatory Put 12/01/2014 @ 100
5.000%, 06/01/2039	500	522
Douglas County Hospital Authority #2, Boy’s Town Project
4.750%, 09/01/2028	1,000	1,021
Douglas County Hospital Authority #2, Children’s Hospital
6.000%, 08/15/2028	1,000	1,056
Douglas County Hospital Authority #3, Methodist Health
5.500%, 11/01/2038	1,000	984
Halifax, Florida Hospital Medical Center, Series A
5.000%, 06/01/2038	600	544
Indiana Health & Educational Facility Financing Authority, Schneck Memorial Hospital Project
Series A
5.250%, 02/15/2030	600	565
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project
Series A, Pre-refunded 06/01/2011 @ 100 (AMBAC)
5.000%, 06/01/2019 ◊	500	522
Madison County Hospital Authority #1, Faith Regional Health Services Project Pre-refunded 01/01/2012 @ 100 (RAAI)
5.500%, 07/01/2021 ◊	500	535
Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
5.200%, 11/15/2016	250	258
5.300%, 11/15/2017	805	829

		7,788

Housing – 1.3%
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments (GNMA)
5.150%, 11/20/2022	550	557

Miscellaneous – 3.2%
Forsyth, Montana, Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	585	580
Washington County Wastewater & Solid Waste Disposal Facilities, Cargill Incorporated Project (AMT)
4.850%, 04/01/2035	500	468
Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
5.900%, 11/01/2027	300	308

		1,356

Recreational Facility Authority – 3.3%
Douglas County Zoo Facility, Omaha’s Henry Doorly Zoo Project
4.750%, 09/01/2024	1,365	1,386

Revolving Funds – 1.4%
Nebraska Investment Finance Authority, Drinking Water, Series A
5.150%, 01/01/2016	580	587

Tax Revenue – 2.9%
Omaha Special Tax
5.250%, 10/15/2028	650	703
Series A
5.125%, 02/01/2032	500	511

		1,214

Utilities – 20.9%
Burt County Public Power District, Electric System
4.850%, 07/01/2026	335	322
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	750	746

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   73

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Nebraska Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Grand Island Electric System (NATL)
5.125%, 08/15/2016	$750	$780
Hastings Electric System (AGM)
5.000%, 01/01/2015	250	258
Lincoln Electric System
5.000%, 09/01/2026	250	265
Municipal Energy Agency of Nebraska, Power Supply System, Series A (BHAC)
5.375%, 04/01/2039	150	160
Nebraska Public Power District, Series B
5.000%, 01/01/2033	500	518
Omaha Public Power District, Electric System
Series A
5.500%, 02/01/2033	1,000	1,090
5.500%, 02/01/2035	1,200	1,302
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGC)
5.000%, 07/01/2025	500	521
Puerto Rico Electric Power Authority, Series WW
5.250%, 07/01/2025	1,000	1,027
South Sioux City, Combined Electric, Water & Sewer
4.750%, 08/01/2027	250	235
Southern Nebraska Public Power District, Electric System
5.250%, 12/15/2028	1,500	1,606

		8,830

Total Revenue Bonds		31,371

General Obligations – 20.9%
Brown County
4.350%, 06/15/2026	200	200
4.700%, 12/15/2026	400	401
Buffalo County (AGC)
6.000%, 12/15/2028	195	211
Douglas County School District #10, Elkhorn Public Schools
6.000%, 06/15/2028	500	532
Douglas County School District #17, Millard Public Schools
4.000%, 06/15/2017	1,000	1,058
Douglas County School District #54, Ralston Public Schools (AGM)
5.000%, 12/15/2016	845	882
La Vista
4.800%, 12/15/2026	345	346
Lancaster County School District #1, Lincoln Public Schools Pre-refunded 01/15/2011 @ 100
5.250%, 07/15/2019 ◊	220	226
Lincoln-Lancaster County Public Building Commission, Tax Supported Lease Rental
4.500%, 10/15/2026	750	763
Madison County School District #2, Norfolk Public Schools (NATL)
5.000%, 12/15/2025	1,000	1,055
Omaha
5.750%, 10/15/2028	450	519
Omaha-Douglas Public Building Commission
4.900%, 05/01/2016	500	517
5.100%, 05/01/2020	300	310
Puerto Rico Commonwealth, Series C-7 (NATL)
6.000%, 07/01/2027	250	264
Puerto Rico Commonwealth, Public Improvement
Series A
5.250%, 07/01/2026	375	378
Saunders County (AGM)
5.000%, 11/01/2030	650	659
Scotts Bluff County
4.550%, 01/15/2026	500	502

Total General Obligations		8,823

Total Municipal Bonds
Cost ($38,777)		40,194

Short-Term Investment – 3.6%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω
Total Short-Term Investment
(Cost $1,531)	1,531,352	1,531

Total Investments ▲ – 98.7%
(Cost $40,308)		41,725

Other Assets and Liabilities, Net – 1.3%		546

Total Net Assets – 100.0%		$42,271

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $40,551. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$1,778
Gross unrealized depreciation	(604)

Net unrealized appreciation	$1,174

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $776, which represents 1.8% of total net assets.

BHAC –	Berkshire Hathaway Assurance Corporation

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance, Inc.

The accompanying notes are an integral part of the financial statements.

74   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Ohio Tax Free Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 97.3%
Revenue Bonds – 67.1%
Continuing Care Retirement Communities – 1.8%
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian
Series A
5.000%, 07/01/2026	$800	$729
Hamilton County Health Care, Life Enriching Communities Project, Series A
5.000%, 01/01/2027	400	371

		1,100

Education – 18.6%
Bowling Green Student Housing, State University Project
5.750%, 06/01/2031	500	486
Cincinnati Port Development Authority, Economic Development Authority, Sisters of Mercy
5.000%, 10/01/2025	250	235
Ohio Higher Educational Facilities, Baldwin-Wallace College Project
5.000%, 12/01/2013	750	824
Ohio Higher Educational Facilities, College of Wooster Project
5.000%, 09/01/2020	400	424
Ohio Higher Educational Facilities, John Carroll University Project
5.000%, 04/01/2019	1,000	1,053
Ohio Higher Educational Facilities, Kenyon College Project
5.250%, 07/01/2044	1,200	1,242
Ohio Higher Educational Facilities, Mount Union College Project
5.000%, 10/01/2031	1,000	1,012
Ohio Higher Educational Facilities, Ohio Northern University Project
5.000%, 05/01/2026	1,000	1,016
Ohio Higher Educational Facilities, Otterbein College Project, Series A
5.500%, 12/01/2028	500	533
Ohio Higher Educational Facilities, University of Dayton Project
5.375%, 12/01/2029	645	680
Ohio Higher Educational Facilities, Wittenburg University 2005 Project
5.000%, 12/01/2024	505	477
Ohio Higher Educational Facilities, Xavier University Project
5.000%, 05/01/2040	1,500	1,515
Pre-refunded 05/01/2013 @ 100 (FGIC)
5.250%, 05/01/2016 ◊	1,000	1,117
University of Cincinnati
Series A (FGIC) (NATL)
5.500%, 06/01/2014	1,000	1,050

		11,664

Healthcare – 16.5%
Allen County Hospital Facilities, Catholic Healthcare
Series A
5.000%, 06/01/2038	250	247
Series B
4.125%, 09/01/2020	500	495
Fairfield County Hospital Facilities, Fairfield Medical Center Project (RAAI)
5.000%, 06/15/2022	345	338
Franklin County Health Care Facilities, Ohio Presbyterian Services, Series A
5.625%, 07/01/2026	500	496
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project
5.000%, 11/01/2034	750	758
Series A
4.750%, 11/01/2023	365	368
Lake County Hospital Facilities, Lake Hospital System, Series C
5.625%, 08/15/2029	750	739
Lorain County Hospital, Catholic Healthcare
5.500%, 10/01/2017	350	365
Lucas County Hospital, Promedica Healthcare
Series D
5.000%, 11/15/2038	400	403
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	1,002
Montgomery County, Catholic Health Initiatives
Series A
5.000%, 05/01/2039	750	771
Series D
6.250%, 10/01/2033	100	112
Montgomery County, Healthcare & Multi-Family Housing Revenue, St. Leonard
6.625%, 04/01/2040	500	495
Ohio Higher Educational Facilities, University Hospitals Health System, Series 2009A
6.750%, 01/15/2039	500	532
Richland County Hospital Facilities, Medcentral Health System Obligated Group
5.250%, 11/15/2036	535	511
Rochester Health Care Facilities, Mayo Clinic
Series D
5.000%, 11/15/2038	1,375	1,421
Ross County Hospital, Adena Health Systems
5.500%, 12/01/2028	500	509
Scioto County Hospital Revenue, Southern Ohio Medical Center
5.750%, 02/15/2038	800	812

		10,374

Housing – 5.4%
Ohio Housing Finance Agency, Residential Mortgage Backed Securities
Series C (FHLMC) (FNMA) (GNMA)
5.200%, 09/01/2029	1,000	1,035
Series E (AMT) (FNMA) (GNMA)
4.850%, 09/01/2026	500	503
Series F (FHLMC) (FNMA) (GNMA)
4.750%, 09/01/2029	1,000	1,009
5.450%, 09/01/2033	830	859

		3,406

Lease Revenue – 3.6%
Cleveland-Cuyahoga County Port Authority, Rita Project (RAAI)
5.000%, 11/15/2019	750	758
Riversouth Authority, Lazarus Building Redevelopment, Series A
5.750%, 12/01/2027	400	373
Riversouth Authority, Riverfront Area Redevelopment, Series A
5.250%, 12/01/2017	1,000	1,110

		2,241

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   75

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Ohio Tax Free Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Miscellaneous – 1.7%
Toledo-Lucas County Port Authority Facilities, Cargill Incorporated Project, Series B
4.500%, 12/01/2015	$1,000	$1,060

Revolving Funds – 1.7%
Ohio Water Development Authority, Water Pollution Control Pre-refunded 06/01/2012 @ 100
5.050%, 12/01/2021 ◊	1,000	1,087

Tax Revenue – 1.0%
Buckeye Tobacco Settlement, Series A-2
5.875%, 06/01/2030	200	156
Puerto Rico Sales Tax Financing, Series A
5.375%, 08/01/2039	500	501

		657

Transportation – 1.6%
Columbus Regional Airport Authority (NATL)
5.000%, 01/01/2028	1,000	1,025

Utilities – 15.2%
American Municipal Power, Prairie State Energy Campus Project, Series A
5.000%, 02/15/2031	1,000	1,020
Columbus Sewer System, Series A
4.250%, 06/01/2030	1,000	984
Hamilton County Sewer System, Metropolitan Sewer District, Series A (NATL)
5.000%, 12/01/2026	930	990
Hamilton Electric, Series A (AGM)
4.300%, 10/15/2016	1,000	1,098
Montgomery County Water, Greater Moraine Beaver (AMBAC)
5.375%, 11/15/2016	1,000	1,037
Northeast Ohio Regional Sewer District, Wastewater Revenue (NATL)
4.500%, 11/15/2037	700	689
Ohio Air Quality Development Authority, Firstenergy Generation, Series A
5.700%, 08/01/2020	500	535
Ohio Water Development Authority, Fresh Water Services Escrowed to Maturity (AMBAC)
5.800%, 12/01/2011 §	750	751
Ohio Water Development Authority, Water Quality
Series A
5.000%, 06/01/2030	200	215
Puerto Rico Electric Power Authority
Series CCC
5.000%, 07/01/2024	1,000	1,021
Series WW
5.375%, 07/01/2023	400	421
Series XX
5.250%, 07/01/2040	750	752

		9,513

Total Revenue Bonds		42,127

General Obligations – 28.6%
Cincinnati, Series A
4.500%, 12/01/2029	150	152
Cincinnati City School District, Classroom Construction & Improvement (FGIC) (NATL)
5.250%, 12/01/2019	535	625
5.250%, 12/01/2027	380	437
Cincinnati City School District, School Improvement
5.250%, 06/01/2021	300	344
Columbus City School District, School Facilities Construction & Improvement, Series B
5.000%, 12/01/2027	1,320	1,422
Cuyahoga Falls, Various Purpose
4.250%, 12/01/2034	750	719
Dayton City School District, School Facilities Construction & Improvement
Series D (FGIC) (NATL)
5.000%, 12/01/2011	500	529
Franklin County
4.500%, 12/01/2027	690	723
Gahanna (NATL)
5.000%, 12/01/2027	400	425
Greene County, General Infrastructure (AMBAC)
5.250%, 12/01/2026	1,000	1,084
Highland School District Zero Coupon Bond (OSDCEP)
4.048%, 12/01/2022 ¤	100	61
Highland School District, School Facilities Construction & Improvement (OSDCEP)
5.375%, 12/01/2033	1,000	1,088
Ohio Common Schools, Series A
5.125%, 09/15/2022	1,000	1,051
Ohio Higher Education
Series A
5.000%, 08/01/2022	1,000	1,045
Series A, Pre-refunded 02/01/2011 @ 100
5.000%, 02/01/2019 ◊	1,000	1,028
Series B, Pre-refunded 11/01/2011 @ 100
5.000%, 11/01/2015 ◊	1,000	1,062
Ohio State Infrastructure Improvement, Series A
5.500%, 02/01/2020	1,000	1,198
Ohio State Parks & Recreational Facilities
Series II-A (AGM)
5.250%, 02/01/2020	1,000	1,096
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	260	280
Sidney City School District (FGIC) (NATL)
4.375%, 12/01/2027	755	758
Solon Rebuilding & Improvement
5.000%, 12/01/2021	1,000	1,082
St. Marys City School District, Construction & Improvement (AGM) (OSDCEP)
5.000%, 12/01/2028	600	629
Toledo City School District, School Facilities Improvement (AGM) (OSDCEP)
5.000%, 12/01/2014	1,000	1,106

Total General Obligations		17,944

Certificates of Participation – 1.6%
Mahoning County Career & Technical Center
Series B
4.750%, 12/01/2036	475	461
Mayfield County School District, Middle School Project, Series B, Zero Coupon Bond
4.880%, 09/01/2027 ¤	435	190
4.959%, 09/01/2028 ¤	855	351

Total Certificates of Participation		1,002

Total Municipal Bonds
Cost ($59,264)		61,073

The accompanying notes are an integral part of the financial statements.

76   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Ohio Tax Free Bond Fund (concluded)
DESCRIPTION	SHARES	FAIR VALUE >

Short-Term Investment – 3.5%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω
(Cost $2,194)	2,193,745	$2,194

Total Investments ▲ – 100.8%
(Cost $61,458)		63,267

Other Assets and Liabilities, Net – (0.8)%		(493)

Total Net Assets – 100.0%		$62,774

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $61,552. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,170
Gross unrealized depreciation	(455)

Net unrealized appreciation	$1,715

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $503, which represents 0.8% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHLMC –	Federal Home Loan Mortgage Corporation

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

NATL –	National Public Finance Guarantee Corporation

OSDCEP –	Ohio School District Credit Enhancement Program

RAAI –	Radian Asset Assurance Inc.

Oregon Intermediate Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 94.1%
Revenue Bonds – 44.3%
Continuing Care Retirement Communities – 2.7%
Clackamas County Hospital Facility Authority, Robison Jewish Home
5.125%, 10/01/2024	$1,000	$816
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2027	1,000	781
Multnomah County Hospital Facilities Authority, Terwilliger Plaza Project
6.500%, 12/01/2029	1,900	1,916
Series A
5.250%, 12/01/2026	1,000	947

		4,460

Education – 5.9%
Forest Grove Campus Improvement, Pacific University Project
5.750%, 05/01/2024	250	259
Series A (RAAI)
5.000%, 05/01/2022	2,350	2,373
Oregon Facilities Authority, Linfield College Project, Series A
5.000%, 10/01/2025	1,000	1,005
Oregon Facilities Authority, University of Portland Projects, Series A
4.250%, 04/01/2014	1,000	1,054
4.500%, 04/01/2021	2,000	2,010
Oregon Facilities Authority, Willamette University Projects, Series A
4.300%, 10/01/2021	1,085	1,083
4.000%, 10/01/2024	1,000	986
Oregon Health & Science University
Series A (NATL)
5.250%, 07/01/2022	1,000	1,017

		9,787

Healthcare – 13.8%
Clackamas County Hospital Facility Authority, Legacy Health System, Series A
5.000%, 07/15/2021	1,000	1,050
Clackamas County Hospital Facility Authority, Willamette Falls Hospital Project (RAAI)
5.500%, 04/01/2022	1,200	1,206
Deschutes County Facilities Authority, Cascade Healthcare Community
7.375%, 01/01/2023	1,500	1,759
Series B (AMBAC)
5.000%, 01/01/2016	250	261
Klamath Falls Community Hospital Authority, Merle West Medical Center Project (AGC)
4.750%, 09/01/2020	1,425	1,452
Medford Hospital Facilities Authority, Asante Health System
5.500%, 08/15/2028 (AGM)	3,000	3,226
Series A (NATL)
5.250%, 08/15/2011	325	326
5.375%, 08/15/2012	320	321
Multnomah County Hospital Facilities Authority, Adventist Health System/West, Series A
4.500%, 09/01/2021	440	451
5.000%, 09/01/2021	1,875	1,994

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   77

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Multnomah County Hospital Facilities Authority, Providence Health System
5.250%, 10/01/2022	$1,000	$1,077
Oregon Facilities Authority, Legacy Health System
Series A
4.250%, 03/15/2017	2,000	2,064
4.750%, 03/15/2024	1,000	1,005
Oregon Facilities Authority, Peacehealth, Series A
5.000%, 11/01/2020	1,000	1,078
Oregon Facilities Authority, Samaritan Health Services, Series A
5.000%, 10/01/2019	1,250	1,339
5.000%, 10/01/2024	1,685	1,733
Salem Hospital Facility Authority, Series A
5.750%, 08/15/2023	1,500	1,635
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A
5.000%, 03/01/2012	690	733

		22,710

Housing – 1.6%
Oregon Housing & Community Services, Single Family Mortgage Program
Series A
4.050%, 01/01/2018	235	239
6.400%, 07/01/2018	170	171
Series D
4.750%, 07/01/2022	1,250	1,306
Series E (FHA)
5.750%, 07/01/2013	170	174
Portland Housing Authority, Yards Union Station Project (AMT)
4.750%, 05/01/2022	705	708

		2,598

Lease Revenue – 0.7%
Puerto Rico Public Buildings Authority, Government Facilities, Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
5.500%, 07/01/2035	1,000	1,055

Recreational Facility Authority – 0.6%
Portland Urban Renewal & Redevelopment, Convention Center, Series A (AMBAC)
5.750%, 06/15/2015	1,000	1,013

Tax Revenue – 4.9%
Keizer Assessment, Keizer Station Area A Local Improvement District
5.200%, 06/01/2031	905	917
Medford Urban Renewal Agency
4.500%, 06/01/2013	1,010	1,077
Oregon Department of Administrative Services Lottery, Series A (AGM)
5.000%, 04/01/2012	1,050	1,054
Portland Economic Development, Broadway Project, Series A
5.125%, 04/01/2016	880	989
6.250%, 04/01/2023	1,355	1,547
Portland Urban Renewal & Redevelopment, South Park Blocks, Series B
5.000%, 06/15/2021	2,030	2,244
Seaside Urban Renewal Agency, Greater Seaside Urban Renewal
4.750%, 06/01/2015	280	290

		8,118

Transportation – 4.8%
Oregon Department of Transportation, Highway User Tax Pre-refunded 11/15/2010 @ 100
5.125%, 11/15/2014 ◊	1,000	1,018
Series A
5.000%, 11/15/2021	1,000	1,140
5.000%, 11/15/2024	1,000	1,062
Series A, Pre-refunded 11/15/2012 @ 100
5.500%, 11/15/2016 ◊	1,000	1,115
Portland International Airport
Series 12A (FGIC) (NATL)
5.250%, 07/01/2011	1,165	1,170
5.250%, 07/01/2012	2,000	2,007
Redmond Airport
5.500%, 06/01/2024	215	218
5.750%, 06/01/2027	200	202

		7,932

Utilities – 9.3%
Eugene Electric Utilities (AGM)
5.000%, 08/01/2011	1,305	1,310
Lane County Metropolitan Wastewater Management
5.000%, 11/01/2022	1,500	1,648
(FGIC) (NATL)
5.000%, 11/01/2021	820	890
Portland Sewer System, First Lien, Series A
4.750%, 06/15/2024	1,000	1,065
Portland Sewer System, Second Lien
Series B (NATL)
5.000%, 06/15/2023	1,175	1,274
Portland Water System, Series A
5.000%, 05/01/2015	2,000	2,313
Portland Water System, Second Lien
Series A (NATL)
4.375%, 10/01/2024	500	517
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGC)
5.000%, 07/01/2025	1,500	1,563
Puerto Rico Electric Power Authority, Series WW
5.375%, 07/01/2023	800	842
Redmond Water Revenue
4.500%, 06/01/2025	450	467
The Dalles Water Revenue (AMBAC)
4.250%, 06/01/2020	325	341
Washington County Clean Water Services (FGIC) (NATL)
5.125%, 10/01/2014	1,790	1,871
(NATL)
5.000%, 10/01/2014	1,000	1,146

		15,247

Total Revenue Bonds		72,920

General Obligations – 46.5%
Central Oregon Community College District (SBG)
4.000%, 06/15/2019	1,000	1,086
4.500%, 06/15/2020	800	895

The accompanying notes are an integral part of the financial statements.

78   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Chemeketa Community College District (SBG)
5.500%, 06/15/2024	$1,000	$1,141
Escrowed to Maturity (FGIC)
5.500%, 06/01/2013 §	2,170	2,462
Clackamas & Washington Counties School District #3JT, West Linn-Wilsonville (SBG)
4.125%, 06/15/2025	1,070	1,096
Clackamas Community College District (NATL)
5.000%, 05/01/2019	1,145	1,270
Clackamas County School District #115
Series B (NATL) (SBG)
4.500%, 06/15/2021	1,975	2,114
Clackamas County School District #12, North Clackamas, Deferred Interest
Series B, Convertible CABs (AGM) (SBG), 0.000% through 06/15/2011, thereafter 5.000%, 06/15/2022 ◗	3,135	3,247
Series B, Convertible CABs (AGM) (SBG), 0.000% through 06/15/2011, thereafter 5.000%, 06/15/2027 ◗	3,665	3,825
Clackamas County School District #46, Oregon Trail, Series A (SBG)
5.000%, 06/15/2024	1,000	1,105
Clackamas County School District #7J, Lake Oswego (AGM)
5.250%, 06/01/2025	200	239
Clackamas County School District #86, Canby (AGM) (SBG)
5.000%, 06/15/2018	1,000	1,106
5.000%, 06/15/2021	1,305	1,416
Deschutes & Jefferson Counties School District #2-J, Redmond
Series A (FGIC) (NATL) (SBG)
5.000%, 06/15/2013	1,250	1,395
Series B, Zero Coupon Bond (FGIC) (NATL) (SBG)
4.179%, 06/15/2021 ¤	1,000	636
Zero Coupon Bond (SBG)
4.309%, 06/15/2022 ¤	3,030	1,820
Deschutes County (AGM)
5.000%, 12/01/2014	1,755	1,920
Deschutes County School District #6, Sisters Pre-refunded 06/15/2011 @ 100 (FGIC) (SBG)
5.500%, 06/15/2014 ◊	1,725	1,812
Hood River County School District (SBG)
5.250%, 06/15/2016	1,030	1,074
Independence, City Hall Project (AGM)
4.000%, 06/15/2021	365	380
4.000%, 06/15/2022	375	388
4.000%, 06/15/2023	390	400
4.000%, 06/15/2024	360	366
Jackson County School District #549C, Medford (SBG)
5.000%, 06/15/2012	2,000	2,170
Josephine County Unit School District, Three Rivers (FGIC) (NATL) (SBG)
5.000%, 12/15/2019	1,000	1,169
Lane County School District #40, Creswell (SBG)
5.000%, 06/15/2011	585	587
Linn County Community School District #9, Lebanon Pre-refunded 06/15/2013 @ 100 (FGIC) (SBG)
5.550%, 06/15/2021 ◊	1,000	1,138
Marion & Clackamas Counties School District #4J, Silver Falls (NATL) (SBG)
4.500%, 06/15/2022	1,305	1,384
McMinnville School District #40 (AGM)
5.500%, 06/15/2013	1,000	1,131
Metro National Areas
5.250%, 09/01/2014	1,000	1,028
5.000%, 06/01/2020	1,635	1,863
Multnomah County School District #7, Reynolds Pre-refunded 06/15/2011 @ 100 (SBG)
5.625%, 06/15/2015 ◊	1,000	1,051
Multnomah-Clackamas Counties School District #10JT, Gresham-Barlow (AGM) (SBG)
5.250%, 06/15/2017	1,000	1,186
Pre-refunded 06/15/2011 @ 100 (AGM) (SBG)
5.500%, 06/15/2013 ◊	1,780	1,869
Multnomah-Clackamas Counties School District #28JT Zero Coupon Bond (AMBAC) (SBG)
0.545%, 06/01/2016 ¤	1,000	788
North Lincoln Fire & Rescue District #1 (AGM)
4.250%, 02/01/2018	125	135
Oregon Department of Administrative Services, Oregon Opportunity
5.000%, 12/01/2020	1,500	1,762
Pacific City Joint Water Sanitation Authority
4.650%, 07/01/2022	455	457
Portland Community College District
Series A, Pre-refunded 06/01/2011 @ 100
5.375%, 06/01/2015 ◊	1,375	1,440
Puerto Rico Commonwealth, Government Development, Series B
5.000%, 12/01/2014	1,000	1,078
Puerto Rico Public Buildings Authority
Series J, Mandatory Put 07/01/2012 @ 100 (AMBAC) (COMGTY)
5.000%, 07/01/2036	1,000	1,038
Redmond, Terminal Expansion Project
4.000%, 06/01/2021	240	243
4.250%, 06/01/2023	200	200
4.375%, 06/01/2024	200	200
4.625%, 06/01/2029	500	491
Salem-Keizer School District #24J (AGM) (SBG)
5.000%, 06/15/2014	1,150	1,312
Series B, Deferred Interest, Zero Coupon Bond (SBG)
4.229%, 06/15/2022 ¤	905	549
Sandy
4.000%, 06/01/2015	190	205
4.000%, 06/01/2016	150	160
4.000%, 06/01/2017	210	221
4.000%, 06/01/2018	240	251
4.000%, 06/01/2019	100	104
The Dalles
4.000%, 06/01/2017	130	141
4.000%, 06/01/2018	140	151
4.000%, 06/01/2019	75	80
Tualatin Hills Park & Recreation District (FGIC) (NATL)
5.750%, 03/01/2013	870	980
Umatilla County School District #16R, Pendleton (FGIC) (NATL)
5.250%, 07/01/2014	1,540	1,741

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   79

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Oregon Intermediate Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Wasco County School District #12 (AGM) (SBG)
5.500%, 06/15/2014	$1,080	$1,251
Washington & Clackamas Counties School District #23J, Tigard (FGIC) (NATL)
5.500%, 06/01/2013	1,000	1,131
Zero Coupon Bond
2.383%, 06/15/2014 ¤	1,030	938
Washington County
5.000%, 06/01/2022	1,525	1,674
Washington County School District #48J, Beaverton, Series A (AGM)
5.000%, 06/01/2014	1,600	1,823
5.000%, 06/01/2016	1,500	1,688
Washington, Multnomah & Yamhill Counties School District #1J
5.000%, 11/01/2014	1,000	1,146
Washington, Multnomah & Yamhill Counties School District #1J, Hillsboro (NATL)
5.000%, 06/15/2019	2,490	2,821
Yamhill County School District #29J, Newberg (FGIC) (NATL) (SBG)
5.250%, 06/15/2015	1,260	1,456
5.250%, 06/15/2016	1,835	2,129
Yamhill County School District #40, McMinnville (AGM) (SBG)
5.000%, 06/15/2023	1,005	1,103

Total General Obligations		76,656

Certificates of Participation – 3.3%
Oregon Department of Administrative Services
Series A
4.700%, 05/01/2025	1,500	1,563
Series A (FGIC) (NATL)
5.000%, 11/01/2018	1,060	1,181
Series C
5.000%, 11/01/2025	2,555	2,761

Total Certificates of Participation		5,505

Total Municipal Bonds
(Cost $148,411)		155,081

Short-Term Investments – 5.2%
Money Market Fund – 5.2%
First American Tax Free Obligations Fund, Class Z
0.029%Å Ω	8,554,272	8,554

U.S. Treasury Obligation – 0.0%
U.S. Treasury Bill ☐
0.129%, 07/15/2010	$60,000	60

Total Short-Term Investments
(Cost $8,614)		8,614

Total Investments ▲ – 99.3%
(Cost $157,025)		163,695

Other Assets and Liabilities, Net – 0.7%		1,164

Total Net Assets – 100.0%		$164,859

Oregon Intermediate Tax Free Fund (concluded)

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-Refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Yield shown is effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $157,386. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$7,287
Gross unrealized depreciation	(978)

Net unrealized appreciation	$6,309

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $708, which represents 0.4% of total net assets.

COMGTY –	Commonwealth Guaranty

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Administration

NATL –	National Public Finance Guarantee Corporation

RAAI –	Radian Asset Assurance Inc.

SBG –	School Bond Guaranty Program

The accompanying notes are an integral part of the financial statements.

80   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Short Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 65.7%
Alaska – 0.6%
Revenue Bond – 0.6%
Alaska Railroad Corporation, Capital Grant Receipts (FGIC) (NATL)
5.000%, 08/01/2012	$1,825	$1,955

Arizona – 1.9%
Revenue Bonds – 1.9%
Glendale Individual Development Authority, Midwestern University
5.000%, 05/15/2019	1,545	1,623
Maricopa County Hospital, Sun Health Corporation Escrowed to Maturity
5.000%, 04/01/2011 §	3,815	3,948
Salt River Project, Arizona Agriculture Improvement & Power District Electric Systems
Series A
5.000%, 01/01/2020	500	567

		6,138

Arkansas – 0.9%
Revenue Bond – 0.9%
North Little Rock Health Facilities Board, Baptist Health, Series B
5.375%, 12/01/2019	2,750	2,949

California – 3.8%
Revenue Bonds – 1.0%
California Statewide Communities Development Authority, Health Facility, Adventist Health
Series A
5.000%, 03/01/2016	2,500	2,669
Northern California Power Agency, Series A
5.000%, 07/01/2016	500	550

		3,219

General Obligations – 2.8%
California Economic Recovery, Series A
5.000%, 07/01/2020	4,000	4,434
Long Beach Community College, Series A
9.850%, 01/15/2013	3,750	4,499

		8,933

		12,152

Colorado – 3.0%
Revenue Bonds – 3.0%
Colorado Health Facilities Authority, Catholic Health Initiatives, Series A
5.000%, 07/01/2015	3,345	3,703
Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Mandatory Put 12/01/2014 @ 100
5.000%, 06/01/2039	2,400	2,506
Colorado Health Facilities Authority, North Colorado Medical Center Project
Series A (AGM)
5.000%, 05/15/2013	1,010	1,087
Colorado Health Facilities Authority, Yampa Valley Medical Center Project
5.000%, 09/15/2013	1,000	1,058
Denver City & County Airport System, Series A
5.000%, 11/15/2017	1,110	1,242

		9,596

District of Columbia – 0.6%
Revenue Bond – 0.6%
District of Columbia, Georgetown University
Series A
5.000%, 04/01/2014	1,700	1,867

Florida – 7.0%
Revenue Bonds – 7.0%
Florida Department of Environmental Protection Preservation, Florida Forever, Series B (NATL)
5.000%, 07/01/2011	10,000	10,448
Florida Hurricane Catastrophe Fund Financial Corporation, Series A
5.250%, 07/01/2012	4,000	4,251
Highlands County Health Facilities Authority, Adventist Health
5.000%, 11/15/2015	1,000	1,102
5.000%, 11/15/2016	2,000	2,190
Miami-Dade County Health Facilities Authority, Miami Children’s Hospital
Series A-1, Mandatory Put 08/01/2011 @ 100 (NATL)
4.125%, 08/01/2046	1,000	1,024
South Miami Health Facilities Authority, Baptist Health South Florida Group
5.000%, 08/15/2012	2,000	2,135
Tallahassee Energy Systems (NATL)
5.000%, 10/01/2012	1,000	1,078

		22,228

Georgia – 2.1%
Revenue Bond – 1.0%
DeKalb County Hospital Authority, DeKalb Medical Center Project
4.000%, 09/01/2015	3,200	3,236

General Obligation – 1.1%
Georgia, Series B
5.000%, 07/01/2021	2,900	3,327

		6,563

Hawaii – 0.5%
Revenue Bond – 0.5%
Hawaii Department of Budget & Finance, Special Purpose, Series C1
7.500%, 11/15/2015	1,500	1,532

Illinois – 2.8%
Revenue Bonds – 2.8%
Illinois Finance Authority, Art Institute of Chicago
Series A
5.000%, 03/01/2015	4,000	4,452
Illinois Finance Authority, Clare at Water Tower Project, Series A
5.100%, 05/15/2011 ¥	1,000	398
Illinois Finance Authority, Illinois Institute of Technology
6.250%, 02/01/2019	500	534
Illinois Finance Authority, Landing at Plymouth Place Project, Series A
5.000%, 05/15/2011	500	505
Illinois Finance Authority, Rush University Medical Center, Series A
5.000%, 11/01/2013	1,630	1,748
5.000%, 11/01/2014	1,105	1,191

		8,828

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   81

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Indiana – 1.3%
Revenue Bonds – 1.3%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2012	$990	$1,011
Crown Point, Temps-Wittenberg Village Project
Series C-2
6.500%, 11/15/2013	2,000	2,001
Indiana Health & Educational Facilities, Financing Authority, Baptist Homes of Indiana
5.000%, 11/15/2013	1,000	1,052

		4,064

Iowa – 2.4%
Revenue Bonds – 2.4%
Iowa Finance Authority, Genesis Health Systems
5.000%, 07/01/2016	1,150	1,247
5.000%, 07/01/2020	2,285	2,403
Iowa Higher Education, Private College Facility, Grinnell Escrowed to Maturity
2.100%, 12/01/2011 §	4,000	4,085

		7,735

Kansas – 1.9%
Revenue Bonds – 1.9%
Olathe Health Facilities, Olathe Medical Center
4.000%, 09/01/2012	1,150	1,203
Series A, Mandatory Put 03/01/2013 @ 100
4.125%, 09/01/2037	1,350	1,393
Wichita Hospital Improvement
Series III A
5.000%, 11/15/2014	1,000	1,105
5.000%, 11/15/2016	1,000	1,096
Wichita Hospital, Christi Health System
5.000%, 11/15/2015	1,000	1,110

		5,907

Louisiana – 0.7%
Revenue Bond – 0.7%
Tangipahoa Parish Hospital Service District #1, North Oaks Medical Center Project, Series A
5.000%, 02/01/2011	2,035	2,059

Massachusetts – 2.1%
Revenue Bonds – 2.1%
Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln, Series B2
6.250%, 06/01/2014	2,000	2,001
Massachusetts Educational Financing Authority, Issue I, Series B (AMT)
4.500%, 01/01/2016	2,455	2,518
Massachusetts Health & Educational Facilities Authority, Northeastern University
Series T-1, Mandatory Put 02/16/2012 @ 100
4.125%, 10/01/2037	2,000	2,067

		6,586

Michigan – 1.1%
Revenue Bond – 0.7%
Michigan Hospital Finance Authority, Ascension Health Senior Credit Group, Series B
5.000%, 11/15/2016	2,030	2,244

General Obligation – 0.4%
Warren School District, School Improvement (FGIC) (NATL)
5.000%, 05/01/2012	1,200	1,280

		3,524

Minnesota – 6.8%
Revenue Bonds – 2.7%
Minneapolis & St. Paul Housing & Redevelopment Authority, Healthpartners Obligation Group Project
5.250%, 12/01/2012	1,000	1,065
Minneapolis & St. Paul Metropolitan Apartments
Series B (AMT)
5.000%, 01/01/2015	2,500	2,721
Minnesota Agricultural & Economic Development Board, Health Care Facilities, Essentia
Series C-1 (AGC)
5.000%, 02/15/2015	1,335	1,471
Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
5.500%, 05/01/2016	910	946
5.500%, 05/01/2017	1,065	1,107
St. Cloud Health Care Facilities, CentraCare Health System, Series A
5.000%, 05/01/2015	1,000	1,098

		8,408

General Obligations – 4.1%
Bemidji Temporary Sales Tax
4.500%, 02/01/2012	3,000	3,066
Edina Independent School District #273
Series A (MSDCEP)
1.500%, 02/14/2011	10,000	10,067

		13,133

		21,541

Mississippi – 1.1%
Revenue Bond – 1.1%
Mississippi, Series B-1 (AGC)
4.000%, 07/01/2015	3,235	3,435

Missouri – 1.7%
Revenue Bonds – 1.7%
Kirkwood Industrial Development Authority, Aberdeen Heights, Series C-3
6.500%, 05/15/2015	3,000	3,007
Missouri Finance Board, Infrastructure Facilities, Water Systems, Series E
4.000%, 11/01/2016	2,020	2,064
Osage Beach Tax Increment, Prewitt’s Point Project
4.625%, 05/01/2011	465	464

		5,535

Montana – 0.9%
Revenue Bond – 0.9%
Montana Finance Authority, Series B
5.000%, 01/01/2019	2,740	2,952

Nebraska – 0.9%
Revenue Bond – 0.9%
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	3,000	2,985

The accompanying notes are an integral part of the financial statements.

82   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Short Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

New Hampshire – 0.8%
Revenue Bond – 0.8%
New Hampshire Health & Education Facilities Authority, Concord Hospital, Series D2
5.000%, 05/01/2011	$2,585	$2,646

New Mexico – 0.7%
Revenue Bond – 0.7%
New Mexico Educational Assistance Foundation
Series C (AMT)
3.900%, 09/01/2014	2,000	2,092

New York – 1.1%
General Obligation – 1.1%
New York, Series A
5.000%, 08/01/2011	3,435	3,605

North Carolina – 0.3%
Revenue Bond – 0.3%
North Carolina Municipal Power Agency, #1 Catawba Electric, Series C
5.000%, 01/01/2021	1,000	1,098

Ohio – 0.3%
Revenue Bond – 0.3%
Ohio Air Quality Development Authority, Ohio Power Company, Series A, Mandatory Put 06/02/2014 @ 100
3.250%, 06/01/2041	1,000	1,001

Oklahoma – 1.1%
Revenue Bonds – 1.1%
Cleveland County Public Facilities Authority, Norman Public Schools Project
3.500%, 06/01/2012	2,000	2,073
Tulsa County Individual Educational Facilities Authority, Jenks Public School
5.000%, 09/01/2014	1,125	1,282

		3,355

Oregon – 1.0%
Revenue Bond – 1.0%
Medford Hospital Facilities Authority, Asante Health System (AGM)
5.000%, 08/15/2015	2,840	3,173

South Carolina – 2.1%
Revenue Bonds – 1.0%
Georgetown County Pollution Control Facilities, International Paper Company Project, Series A
5.125%, 02/01/2012	1,500	1,560
Richland County Environmental Improvement
Series A
4.600%, 09/01/2012	1,000	1,054
South Carolina Jobs-Economic Development Authority, Palmetto Health
5.000%, 08/01/2015	500	532

		3,146

Certificate of Participation – 1.1%
Scago Public Facilities Corporation, Lancaster County Project (AGC)
3.500%, 12/01/2011	3,315	3,423

		6,569

South Dakota – 0.4%
Revenue Bond – 0.4%
South Dakota Health & Educational Facilities Authority, Sanford Health
4.500%, 11/01/2015	1,305	1,402

Tennessee – 1.4%
Revenue Bonds – 1.4%
Memphis-Shelby County Airport Authority
Series B (AMT)
5.000%, 07/01/2016	1,000	1,071
Memphis-Shelby County Sports Authority, Memphis Arena Project, Series B
5.500%, 11/01/2020	1,270	1,409
Metropolitan Nashville Airport Authority
Series A
5.000%, 07/01/2016	1,800	1,993

		4,473

Texas – 6.2%
Revenue Bonds – 4.8%
Dallas Fort Worth International Airport
Series A
5.000%, 11/01/2021	1,000	1,066
Lower Colorado River Authority
5.000%, 05/15/2012 (AMBAC)	2,615	2,812
Escrowed to Maturity (AMBAC)
5.000%, 05/15/2012 §	70	75
Tarrant County Cultural Education Facilities, CC Young Memorial Home, Series B-2
6.500%, 02/15/2014	2,000	2,004
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Hendrick Medical Center, Series A (AGC)
4.000%, 09/01/2015	1,425	1,489
4.000%, 09/01/2016	1,070	1,104
4.375%, 09/01/2018	1,355	1,394
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Mirador Project, Series B-2
6.250%, 11/15/2014	2,000	2,003
Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way, Series C-2
6.500%, 11/15/2014	2,000	1,986
Tyler Health Facilities Development Corporation, East Texas Medical Center, Series A
5.000%, 11/01/2010	1,500	1,513

		15,446

General Obligation – 1.4%
Texas Public Finance Authority
5.000%, 10/01/2010	4,275	4,326

		19,772

Virgin Islands – 0.3%
Revenue Bond – 0.3%
Virgin Islands Public Finance Authority, Series B
5.000%, 10/01/2019	1,000	1,068

Virginia – 4.4%
Revenue Bonds – 4.4%
Virginia Housing Development Authority, Commonwealth Mortgage, Series D1 (AMT)
4.300%, 01/01/2014	7,000	7,195
Virginia Public Building Authority, Series A
5.000%, 08/01/2014	6,000	6,674

		13,869

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   83

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Short Tax Free Fund (concluded)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Washington – 0.8%
Revenue Bonds – 0.8%
Washington Health Care Facilities Authority, Central Washington Health Services
5.000%, 07/01/2013	$1,225	$1,290
5.000%, 07/01/2014	1,150	1,217

		2,507

Wisconsin – 0.7%
Revenue Bonds – 0.7%
Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A
5.000%, 04/15/2016	1,000	1,060
Wisconsin Health & Educational Facilities Authority, St. John’s Communities
5.400%, 09/15/2014	1,000	997

		2,057

Total Municipal Bonds
(Cost $203,767)		208,818

Short-Term Investments – 33.8%
Money Market Fund – 6.9%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω	22,017,197	22,017

Variable Rate Demand Notes ❖ – 26.9%
California Financial Authority, Goodwill Industries – Orange County (LOC: Wells Fargo Bank)
0.350%, 10/01/2033	$5,545	5,545
Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project (LOC: JP Morgan Chase Bank)
0.270%, 01/01/2037	9,800	9,800
Cohasset Power & Light Company Project
Series A (LOC: LaSalle Bank)
0.300%, 06/01/2020	5,420	5,420
Colorado Educational & Cultural Facilities Authority, Denver Seminary Project (LOC: Wells Fargo Bank)
0.400%, 07/01/2034	2,575	2,575
Glendale Individual Development Authority, Senior Living Facilities, Friendship Retirement Corporation (LOC: Wells Fargo Bank)
0.400%, 01/01/2027	5,500	5,500
Indiana Health Facilities, Financing Authority, Anthony Wayne Rehabilitation Center (LOC: Wells Fargo Bank)
0.400%, 02/01/2031	2,345	2,345
Lake Oswego Redevelopment Agency Tax Increment, Series A (LOC: Wells Fargo Bank)
0.400%, 06/01/2020	2,265	2,265
Massachusetts Health & Educational Facilities Authority, Dana Farber Cancer Institute
Series L1 (LOC: JP Morgan)
0.240%, 12/01/2046	3,000	3,000
Metropolitan Government Nashville & Davidson Counties, Vanderbilt University, Series A-1
0.220%, 10/01/2044	12,000	12,000
Milwaukee Redevelopment Authority, Yankee Hill Apartments (LOC: Wells Fargo Bank)
0.300%, 09/01/2025	1,100	1,100
Missouri Health & Educational Facilities Authority, Barnes Hospital Project (LOC: JP Morgan Chase Bank)
0.220%, 12/01/2015	7,485	7,485
New York Dormitory Authority, University of Rochester, Series C (LOC: JP Morgan)
0.220%, 07/01/2033	8,000	8,000
South Fulton Municipal Regional Water & Sewer Authority (LOC: Bank of America)
0.300%, 01/01/2033	7,000	7,000
Washington Health Care Facilities Authority, Southwest Washington Medical Center
Series B (LOC: Bank of America)
0.320%, 09/01/2034	6,875	6,875
Wisconsin Health & Educational Facilities Authority, Gundersen Lutheran
Series A (LOC: Wells Fargo Bank)
0.300%, 05/01/2020	6,545	6,545

		85,455

Total Short-Term Investments
(Cost $107,472)		107,472

Total Investments ▲ – 99.5%
(Cost $311,239)		316,290

Other Assets and Liabilities, Net – 0.5%		1,661

Total Net Assets – 100.0%		$317,951

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $398 or 0.1% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

❖	Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and a right of demand to receive payment of the principal plus accrued interest at specified dates. The coupon rate shown represents the rate as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $311,425. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,703
Gross unrealized depreciation	(838)

Net unrealized appreciation	$4,865

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to AMT was $15,597 which represents 4.9% of total net assets.

FGIC –	Financial Guarantee Insurance Corporation

LOC –	Letter of Credit

MSDCEP –	Minnesota School District Credit Enhancement Program

NATL –	National Public Finance Guarantee Corporation

The accompanying notes are an integral part of the financial statements.

84   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Tax Free Fund
DESCRIPTION	PAR	FAIR VALUE >

Municipal Bonds – 92.0%
Alabama – 0.1%
Revenue Bond – 0.1%
Camden Industrial Development Board, Weyerhaeuser Company Project
Series B, Pre-refunded 12/01/2013 @ 100 (AMT)
6.375%, 12/01/2024 ◊	$350	$412

Alaska – 0.2%
Revenue Bond – 0.2%
Alaska Energy Authority, Bradley Lake, Third Series (AGM)
6.000%, 07/01/2010	1,000	1,000

Arizona – 7.8%
Revenue Bonds – 5.5%
Arizona Health Facilities Authority, Banner Health
Series A
5.000%, 01/01/2021	280	289
Series D
5.375%, 01/01/2032	150	152
Arizona Health Facilities Authority, Blood Systems
4.750%, 04/01/2025	300	298
Arizona Health Facilities Authority, The Terraces Project, Series A, Pre-refunded 11/15/2013 @ 101
7.500%, 11/15/2023 ◊	3,200	3,757
Arizona State University Nanotechnology Project
Series A (AGC)
5.000%, 03/01/2034	200	207
Cottonwood Water, Senior Lien (SGI)
5.000%, 07/01/2017	250	264
Gilbert Public Facilities Municipal Property
5.500%, 07/01/2027	500	540
Gilbert Water Resources Municipal Property, Wastewater System Development & Utility
5.000%, 04/01/2017	95	95
Glendale Industrial Development Authority
4.625%, 12/01/2027	200	180
Glendale Industrial Development Authority, John C. Lincoln Health Network
5.000%, 12/01/2032	100	91
Glendale Industrial Development Authority, Midwestern University
5.000%, 05/15/2031	500	493
Series A, Pre-refunded 05/15/2011 @ 101
5.750%, 05/15/2021 ◊	250	264
Greater Arizona Development Authority, Infrastructure, Series B
5.250%, 08/01/2026	750	775
Greater Arizona Development Authority, Infrastructure, Pinal County Road Project
Series 1 (NATL)
4.500%, 08/01/2025	750	745
Marana Municipal Property, Series A
5.000%, 07/01/2028	250	263
Maricopa County Hospital, Sun Health Corporation Pre-refunded 04/01/2024 @ 100
5.000%, 04/01/2025 ◊	200	234
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
5.375%, 07/01/2023	500	515
5.250%, 07/01/2032	3,600	3,621
Maricopa County Industrial Development Authority, Senior Living Healthcare, Immanuel Care, Series A (GNMA)
4.850%, 08/20/2026	750	760
5.000%, 08/20/2035	500	501
Peoria Improvement District #0601
4.250%, 01/01/2022	465	476
Peoria Municipal Development Authority
5.000%, 07/01/2015	310	359
Pinal County Industrial Development Authority, Correctional Facilities Contract, Florence West Prison Project, Series A (ACA)
5.000%, 10/01/2016	250	248
Queen Creek Improvement District #001
5.000%, 01/01/2020	300	301
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
5.000%, 09/01/2022	1,000	1,009
5.250%, 09/01/2030	2,350	2,290
Scottsdale Municipal Property Corporation, Excise Tax, Series C, Convertible CABs (AMBAC),
0.000% through 07/01/2013, thereafter 4.550%, 07/01/2021 ◗	500	461
Scottsdale Municipal Property Corporation, Excise Tax, Water and Sewer Development Project
Series A
5.000%, 07/01/2021	4,300	4,838
Tempe Industrial Development Authority, Friendship Village Project, Series A
5.375%, 12/01/2013	1,178	1,132
University Medical Center Corporation
5.000%, 07/01/2016	250	262
5.000%, 07/01/2024	450	442
Yavapai County Industrial Development Authority, Waste Management Incorporated Project
Series A1 (AMT) (GTY)
4.900%, 03/01/2028	400	383
Yavapai County Industrial Development Authority, Yavapai Regional Medical Center
Series A
6.000%, 08/01/2033	100	101
Series A (RAAI)
5.250%, 08/01/2021	375	375
Yuma Improvement District #68
4.700%, 01/01/2021	365	353

		27,074

General Obligations – 2.1%
Chandler
4.375%, 07/01/2028	500	509
Gila County Unified School District #10, Payson School Improvement Project of 2006
Series A (AMBAC)
5.250%, 07/01/2022	6,630	7,201
Greenlee County School District #18, Morenci School Improvement
5.000%, 07/01/2012	165	174
Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
5.000%, 07/01/2027	1,000	1,037
Pinal County Unified School District #1, Florence School Improvement Project of 2006
Series A (FGIC) (NATL)
5.000%, 07/01/2027	1,000	1,040

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   85

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Tucson
5.500%, 07/01/2018	$250	$299

		10,260

Certificates of Participation – 0.2%
Arizona School Facilities Board
5.250%, 09/01/2023	500	538
Northern Arizona University, Research Projects (AMBAC)
5.000%, 09/01/2023	140	141
Pinal County
5.000%, 12/01/2014	400	434

		1,113

		38,447

California – 5.8%
Revenue Bonds – 4.3%
California Department of Water Resources, Central Valley Project, Series AE
5.000%, 12/01/2021	2,000	2,253
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project
Series B (AMT) (GTY)
5.000%, 07/01/2027	2,500	2,489
Series C (AMT) (GTY)
5.125%, 11/01/2023	5,000	4,999
California Statewide Communities Development Authority, St. Joseph
Series B (FGIC)
5.450%, 07/01/2026	1,050	1,082
Series C (FGIC)
5.450%, 07/01/2026	1,050	1,083
Chula Vista Industrial Development, San Diego Gas & Electric, Series A (AMT)
4.900%, 03/01/2023	2,500	2,514
Loma Linda University Medical Center, Series A
8.250%, 12/01/2038	1,500	1,678
Southern California Public Power Authority, Transmission Project, Series A
5.000%, 07/01/2020	4,000	4,427
Ventura County Area Housing Authority, Mira Vista Senior Apartments
Series A (AMBAC) (AMT)
5.000%, 12/01/2022	1,000	855

		21,380

General Obligations – 1.5%
Poway Unified School District, Election of 2008, District 2007-1-A Zero Coupon Bond
5.462%, 08/01/2023 ¤	3,775	1,865
Victor Valley Joint Union High School District, Election of 2008
Series A, Convertible CABs (AGC), 0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 ◗	5,000	2,895
Westminster School District
Series A1, Zero Coupon Bond (AGC)
5.870%, 08/01/2026 ¤	2,485	980
6.040%, 08/01/2028 ¤	1,405	479
6.110%, 08/01/2029 ¤	2,920	926

		7,145

		28,525

Colorado – 3.8%
Revenue Bonds – 3.6%
Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School Pre-refunded 12/01/2011 @ 100
7.250%, 12/01/2021 ◊	1,500	1,644
Colorado Health Facilities Authority, Covenant Retirement Communities, Series B
6.125%, 12/01/2033	1,150	1,119
Colorado Health Facilities Authority, Evangelical Lutheran
5.900%, 10/01/2027	2,500	2,521
5.000%, 06/01/2029	2,000	1,908
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5.250%, 01/01/2025	5,000	5,232
Colorado Housing & Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project (AMT)
5.700%, 07/01/2018	1,590	1,676
Denver City & County Airport System, Series A
5.000%, 11/15/2021	3,500	3,843

		17,943

General Obligation – 0.2%
Antelope Water System General Improvement District
5.125%, 12/01/2035	1,000	896

		18,839

Delaware – 1.2%
Revenue Bond – 1.2%
Delaware Transportation Authority, Transportation System
5.000%, 07/01/2019	5,000	5,887

Florida – 3.2%
Revenue Bonds – 2.7%
Halifax Hospital Medical Center, Series A
5.000%, 06/01/2038	375	340
Palm Beach County Health Facilities Authority, Retirement Community, Acts Retirement Life
Series A
4.500%, 11/15/2036	10,000	7,925
Palm Beach County Health Facilities Authority, Waterford Project
5.875%, 11/15/2037	5,700	5,036

		13,301

Certificate of Participation – 0.5%
Palm Beach County School Board (FGIC) (NATL)
5.000%, 08/01/2018	2,415	2,667

		15,968

Georgia – 2.2%
Revenue Bonds – 2.2%
DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
6.000%, 09/01/2030	4,000	4,000
Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
5.125%, 03/01/2026	2,300	2,282
Fulton County Residential Care Facilities, Canterbury Court Project, Series A
6.125%, 02/15/2026	1,500	1,394
6.125%, 02/15/2034	2,500	2,241

The accompanying notes are an integral part of the financial statements.

86   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Georgia Municipal Electric Authority Power
Series BB (IBC) (NATL)
5.250%, 01/01/2025	$1,000	$1,068

		10,985

Hawaii – 0.5%
Revenue Bonds – 0.5%
Hawaii Department of Budget & Finance, Special Purpose, 15 Craigside Project, Series A
8.750%, 11/15/2029	1,000	1,122
9.000%, 11/15/2044	1,250	1,396

		2,518

Idaho – 0.2%
Revenue Bond – 0.2%
Idaho Health Facilities Authority, Trinity Health Group, Series B
6.250%, 12/01/2033	750	821

Illinois – 6.1%
Revenue Bonds – 5.7%
Bolingbrook, Residential Mortgages Escrowed to Maturity (FGIC) (VEREX)
7.500%, 08/01/2010 §	510	513
Illinois Finance Authority, Franciscan Communities, Series A
5.500%, 05/15/2037	400	277
Illinois Finance Authority, Illinois Institute of Technology
7.125%, 02/01/2034	3,500	3,837
Illinois Finance Authority, Landing at Plymouth Place Project, Series A
6.000%, 05/15/2037	2,300	1,876
Illinois Finance Authority, Roosevelt University
6.250%, 04/01/2029	2,000	2,080
5.500%, 04/01/2037	2,800	2,650
Illinois Finance Authority, Rush University Medical Center Obligated Group
Series A
7.250%, 11/01/2030	3,680	4,179
Series C
6.625%, 11/01/2039	1,265	1,362
Illinois Finance Authority, Silver Cross Hospital & Medical Centers
5.500%, 08/15/2030	3,230	3,007
Illinois Finance Authority, Three Crowns Park Plaza, Series A
5.875%, 02/15/2026	100	93
Illinois Health Facilities Authority, Covenant Retirement Communities
5.875%, 12/01/2031	4,500	4,211
Series A (RAAI)
5.500%, 12/01/2022	4,000	3,979

		28,064

General Obligation – 0.4%
Chicago Illinois Board of Education, Series C
5.000%, 12/01/2020	2,000	2,175

		30,239

Indiana – 2.3%
Revenue Bonds – 2.3%
Anderson Economic Development, Anderson University Project
5.000%, 10/01/2032	425	377
Indiana Health & Educational Facilities Financing Authority, Community Foundation
5.500%, 03/01/2037	2,830	2,779
Indiana Health & Educational Facilities Financing Authority, Schneck Memorial Hospital Project
Series A
5.250%, 02/15/2030	400	377
Indiana Municipal Power Agency, Power Supply
Series B (NATL)
6.000%, 01/01/2012	1,000	1,073
Indiana Transportation Finance Authority
Series A (AMBAC)
5.750%, 06/01/2012	2,000	2,136
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project (AMT) (GTY: Federal Express)
5.100%, 01/15/2017	3,000	3,135
Portage Economic Development, Ameriplex Project
5.000%, 07/15/2023	1,000	990
5.000%, 01/15/2027	775	744

		11,611

Iowa – 0.1%
Revenue Bond – 0.1%
Muscatine Electric, Escrowed to Maturity
6.700%, 01/01/2013 §	410	443

Kansas – 1.5%
Revenue Bonds – 1.5%
Kansas Department of Transportation, Series B2
5.000%, 09/01/2022	500	567
Kansas Development Finance Authority, Adventist Health System
5.500%, 11/15/2029	4,500	4,819
Olathe Senior Living Facility, Catholic Care Campus, Series A
6.000%, 11/15/2038	2,000	1,775

		7,161

Louisiana – 0.7%
Revenue Bonds – 0.7%
Jefferson Parish, Home Mortgage Authority Escrowed to Maturity (FGIC) (FHA) (VA)
7.100%, 08/01/2011 §	1,000	1,068
Rapides Financial Authority, Cleco Power LLC Project (AMBAC) (AMT)
4.700%, 11/01/2036	3,000	2,597

		3,665

Maryland – 2.1%
General Obligation – 2.1%
Frederick County, Series C
5.000%, 12/01/2020	8,685	10,354

Massachusetts – 1.9%
Revenue Bonds – 1.9%
Massachusetts Development Finance Agency Senior Living Facility, Groves-Lincoln
Series A
7.875%, 06/01/2044	1,000	1,032
Series B2
6.250%, 06/01/2014	1,000	1,001
Massachusetts Development Finance Agency, Health Care Facility, AdventCare Project
Series A
6.750%, 10/15/2037	2,850	2,502
Massachusetts Educational Financing Authority, Issue I, Series B (AMT)
5.500%, 01/01/2023	1,000	1,017

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   87

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
5.750%, 07/01/2039	$3,000	$3,051
Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue, Series D
5.000%, 07/01/2033	1,000	928

		9,531

Michigan – 2.5%
Revenue Bonds – 2.5%
Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
5.000%, 05/15/2026	7,665	7,810
Michigan Hospital Finance Authority, McLaren Health Care, Series A
5.250%, 05/15/2018	1,000	1,064
Royal Oak Hospital Finance Authority, William Beaumont Hospital
8.000%, 09/01/2029	3,000	3,566

		12,440

Minnesota – 6.0%
Revenue Bonds – 6.0%
Chippewa County, Montevideo Hospital Project
5.500%, 03/01/2037	3,000	2,859
Columbia Heights Multifamily & Health Care Facilities, Crest View Corporation Projects
Series A
5.700%, 07/01/2042	2,790	2,461
Cuyuna Range Hospital District
5.200%, 06/01/2025	1,000	964
5.000%, 06/01/2029	1,500	1,353
Minneapolis Health Care System, Fairview Health Services, Series A
6.625%, 11/15/2028	3,000	3,347
Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services, Series A
6.375%, 11/15/2029	95	96
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
6.200%, 12/01/2022	2,995	2,875
Shakopee Health Care Facilities, St. Francis Regional Medical Center
5.250%, 09/01/2034	1,000	933
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
5.000%, 11/15/2019	4,500	4,813
St. Paul Housing & Redevelopment Authority, Health Care Facilities, HealthPartners Obligated Group Project
5.250%, 05/15/2026	1,500	1,461
5.250%, 05/15/2036	3,900	3,619
St. Paul Housing & Redevelopment Authority, HealthEast Project
6.000%, 11/15/2025	2,000	1,988
6.000%, 11/15/2030	2,000	1,929
6.000%, 11/15/2035	1,000	931

		29,629

Missouri – 2.2%
Revenue Bonds – 2.2%
Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project (AGM)
5.250%, 07/01/2027	3,185	3,459
St. Louis Industrial Development Authority, Sewer & Solid Waste Disposal Facilities, Anheuser-Busch Project (AMT)
4.875%, 03/01/2032	8,000	7,496

		10,955

Montana – 0.9%
Revenue Bonds – 0.9%
Forsyth Pollution Control, Northwestern Corporation (AMBAC)
4.650%, 08/01/2023	2,500	2,478
Montana Facility Finance Authority, Senior Living, St. John’s Lutheran Ministries Project, Series A
6.125%, 05/15/2036	2,500	2,120

		4,598

Nebraska – 4.3%
Revenue Bonds – 4.3%
Central Plains Energy Project, Nebraska Gas Project #1, Series A
5.250%, 12/01/2021	5,000	4,975
Nebraska Public Power District, Series B
5.000%, 01/01/2020	2,750	3,034
Washington County Wastewater & Solid Waste Disposal Facilities, Cargill Incorporated Project (AMT)
4.850%, 04/01/2035	12,500	11,696
Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
5.900%, 11/01/2027	1,700	1,747

		21,452

Nevada – 1.8%
Revenue Bonds – 1.8%
Carson City Hospital, Carson-Tahoe Hospital
5.750%, 09/01/2031	2,740	2,636
Pre-refunded 09/01/2012 @ 101
5.750%, 09/01/2031 ◊	2,260	2,517
Clark County Industrial Development, Southwest Gas Corporation Project
Series A (AMBAC) (AMT)
5.250%, 07/01/2034	4,000	3,688
Series A (AMT) (FGIC)
4.750%, 09/01/2036	80	67

		8,908

New Hampshire – 0.4%
Revenue Bonds – 0.4%
New Hampshire Health & Educational Facilities Authority, Covenant Health
5.375%, 07/01/2024	1,250	1,266
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
5.875%, 07/01/2034	800	759

		2,025

New York – 0.3%
Revenue Bond – 0.3%
Troy Capital Resource, Rensselaer Polytechnic Institute Project, Series B
5.000%, 09/01/2020	1,400	1,518

The accompanying notes are an integral part of the financial statements.

88   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

North Carolina – 0.8%
Revenue Bonds – 0.8%
North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian
Series B
5.200%, 10/01/2021	$1,500	$1,471
North Carolina Medical Care Community Health Care Facilities, Pennybyrn at Maryfield
Series A
6.000%, 10/01/2023	2,800	2,507

		3,978

North Dakota – 0.2%
General Obligations – 0.2%
West Fargo, Series A (AGC)
4.000%, 05/01/2017	550	570
4.000%, 05/01/2018	540	557

		1,127

Ohio – 1.2%
Revenue Bonds – 1.2%
Cincinnati Water System Pre-refunded 06/01/2011 @ 100
5.000%, 12/01/2020 ◊	125	130
Lake County Hospital Facilities, Lake Hospital System, Series C
5.625%, 08/15/2029	3,250	3,203
Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
5.250%, 05/15/2026	1,000	1,002
Ohio Higher Educational Facility, Baldwin-Wallace College Project
5.250%, 12/01/2019	1,540	1,649

		5,984

Oregon – 0.3%
Revenue Bond – 0.3%
Gilliam County Solid Waste Disposal, Waste Management Project (AMT)
5.250%, 07/01/2029	1,500	1,506

Pennsylvania – 2.5%
Revenue Bonds – 2.5%
Delaware County Authority College, Neumann College
6.125%, 10/01/2034	1,000	1,051
Erie County Industrial Development Authority, International Paper Company Project
Series A (AMT)
5.000%, 11/01/2018	1,350	1,348
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
6.250%, 02/01/2035	2,090	1,557
Pennsylvania Economic Development Authority, Allegheny Energy Supply
7.000%, 07/15/2039	5,000	5,589
State Public School Building Authority, Delaware County Community College Project (AGM)
5.000%, 10/01/2024	1,600	1,732
Westmoreland County Industrial Development Authority, Redstone Retirement Community
Series A
5.750%, 01/01/2026	1,200	1,092

		12,369

Puerto Rico – 2.5%
Revenue Bonds – 2.3%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Series A (AGC)
5.000%, 07/01/2028	1,000	1,026
Puerto Rico Electric Power Authority, Series VV (NATL)
5.250%, 07/01/2029	10,000	10,329

		11,355

General Obligations – 0.2%
Puerto Rico Commonwealth, Series A
5.000%, 07/01/2027	550	541
Puerto Rico Commonwealth, Public Improvement (NATL)
5.750%, 07/01/2026	500	500

		1,041

		12,396

South Carolina – 1.0%
Revenue Bonds – 0.4%
Georgetown County Environmental Improvement, International Paper, Series A (AMT)
5.550%, 12/01/2029	700	670
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
Series A
6.125%, 08/01/2023	1,250	1,300
Series C, Pre-refunded 08/01/2013 @ 100
6.375%, 08/01/2034 ◊	135	157

		2,127

General Obligation – 0.6%
South Carolina Infrastructure, Series A
3.000%, 10/01/2024	3,000	2,841

		4,968

South Dakota – 2.9%
Revenue Bonds – 2.9%
Sioux Falls Health Facilities, Dow Rummel Village Project, Series A, Pre-refunded 11/15/2012 @ 100
6.625%, 11/15/2023 ◊	2,270	2,580
South Dakota Economic Development Finance Authority, Pooled Loan Program – Davis Family
Series 4A (AMT)
6.000%, 04/01/2029	1,400	1,424
South Dakota Economic Development Finance Authority, Pooled Loan Program – Spearfish Forest, Series A (AMT)
5.875%, 04/01/2028	2,000	2,038
South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
5.500%, 08/01/2038	7,000	7,392
South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
5.000%, 09/01/2031	1,250	1,161

		14,595

Tennessee – 2.4%
Revenue Bonds – 2.1%
Claiborne County Industrial Development Board, Lincoln Memorial University Project
6.625%, 10/01/2039	3,000	3,106

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   89

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Tax Free Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Johnson City Health & Educational Facilities Board, Mountain States Health
Series A, Pre-refunded 07/01/2012 @ 103
7.500%, 07/01/2033 ◊	$2,500	$2,834
Memphis-Shelby County Airport Authority
Series B (AMT)
5.750%, 07/01/2025	1,200	1,257
Shelby County Health, Educational, & Housing Facility Board, Methodist Healthcare Pre-refunded 09/01/2012 @ 100
6.500%, 09/01/2021 ◊	1,125	1,268
6.500%, 09/01/2021 ◊	1,875	2,113

		10,578

General Obligation – 0.3%
Shelby County
5.000%, 04/01/2020	1,000	1,158

		11,736

Texas – 13.7%
Revenue Bonds – 10.5%
Abilene Health Facilities Development, Sears Methodist Retirement Project
5.875%, 11/15/2018	500	443
Series A
5.875%, 11/15/2018	2,500	2,218
Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
5.000%, 01/01/2023	3,635	3,632
Bryan Electric System
5.000%, 07/01/2019	3,500	3,858
Crawford Education Facilities, University of St. Thomas Project
5.250%, 10/01/2022	1,300	1,287
5.375%, 10/01/2027	1,750	1,699
Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
7.250%, 12/01/2035	2,000	2,263
La Vernia Higher Education Finance Corporation, Kipp Incorporated, Series A (GTY)
6.250%, 08/15/2039	1,500	1,553
Lubbock Educational Facilities Authority, Lubbock Christian University
5.125%, 11/01/2027	1,000	977
5.250%, 11/01/2037	2,500	2,368
North Texas Tollway Authority, First Tier
Series E3 Mandatory Put 01/01/2016 @ 100
5.750%, 01/01/2038	4,500	5,053
Red River Authority Sewer & Solid Waste Disposal, Excel Corporation Project (AMT)
6.100%, 02/01/2022	3,775	3,868
San Antonio Electric & Gas
5.000%, 02/01/2025	4,000	4,363
Series A
5.250%, 02/01/2025	10,000	11,217
San Marcos Waterworks & Waste Water Systems (AGM)
5.000%, 08/15/2026	1,000	1,057
Tarrant County Cultural Education Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
6.000%, 11/15/2026	1,600	1,617
Travis County Health Facilities, Querencia Barton Creek Project
5.500%, 11/15/2025	1,300	1,182
5.650%, 11/15/2035	4,100	3,430

		52,085

General Obligations – 3.2%
Fort Bend Independent School District Escrowed to Maturity (PSFG)
5.000%, 02/15/2014 §	500	570
Humble Independent School District
Series A (AGC)
5.250%, 02/15/2022	2,635	2,950
Klein Independent School District
Series A (PSFG)
5.000%, 08/01/2022	2,000	2,306
5.000%, 08/01/2023	2,285	2,611
San Marcos Certificates of Obligation (AGM)
5.000%, 08/15/2025	1,000	1,070
5.000%, 08/15/2027	1,000	1,058
Texas Transportation Commission, Mobility Fund
5.000%, 04/01/2028	5,000	5,299

		15,864

		67,949

Utah – 0.2%
Revenue Bonds – 0.2%
Intermountain Power Agency, Utah Power Supply
Series A (AMBAC)
6.500%, 07/01/2011	365	386
Series A, Escrowed to Maturity (AMBAC)
6.500%, 07/01/2011 §	635	675

		1,061

Vermont – 0.2%
Revenue Bond – 0.2%
Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
5.250%, 05/01/2026	1,000	909

Virginia – 0.2%
Revenue Bond – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
5.850%, 12/01/2020	1,000	1,025

Washington – 3.4%
Revenue Bonds – 3.4%
Energy Northwest Washington Electric, Project 3
Series A
5.000%, 07/01/2018	2,500	2,918
Seattle Municipal Light & Power
Series B
5.000%, 02/01/2022	5,000	5,666
Washington Health Care Facilities Authority, Central Washington Health Services
6.250%, 07/01/2024	2,000	2,117
7.000%, 07/01/2039	2,000	2,142
Washington Higher Education Facilities Authority, Whitworth University Project
5.375%, 10/01/2029	3,000	3,010
Washington Public Power Supply System, Nuclear Project #3, Series B
7.125%, 07/01/2016	600	756

		16,609

The accompanying notes are an integral part of the financial statements.

90   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Tax Free Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Wisconsin – 1.7%
Revenue Bonds – 1.7%
Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals
Series A
6.750%, 08/15/2034	$2,000	$2,006
Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
6.125%, 06/01/2039	1,225	1,225
Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
5.250%, 08/15/2024	2,000	2,115
Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
6.000%, 12/01/2024	1,000	928
Wisconsin Health & Educational Facilities Authority, New Castle Place Project, Series A
7.000%, 12/01/2031	2,000	1,935

		8,209

Wyoming – 0.7%
Revenue Bonds – 0.7%
Teton County Hospital District, St. John’s Medical Center
6.750%, 12/01/2022	2,100	2,111
6.750%, 12/01/2027	1,500	1,464

		3,575

Total Municipal Bonds
(Cost $449,740)		455,927

Investment Company – 2.0%
First American Short Tax Free Fund, Class Y ◖
(Cost $10,000)	1,003,009	10,010

Short-Term Investment – 5.0%
First American Tax Free Obligations Fund, Class Z
0.029% Å Ω
(Cost $24,664)	24,664,324	24,664

Total Investments ▲ – 99.0%
(Cost $484,404)		490,601

Other Assets and Liabilities, Net – 1.0%		5,199

Total Net Assets – 100.0%		$495,800

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◊	Pre-Refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

◗	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

§	Escrowed to Maturity issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. If callable, these bonds may still be subject to call prior to maturity.

◖	This fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. Details of transactions with this affiliated fund for fiscal year ended June 30, 2010 were as follows:

Tax Free Fund (concluded)

	Beginning	Purchase	Sales	Ending	Dividend		Fair
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value

First American Short Tax Free Fund	$—	$10,000	$—	$10,000	$11	1,003,009	$10,010

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $484,803. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$17,947
Gross unrealized depreciation	(12,149)

Net unrealized appreciation	$5,798

ACA –	ACA Financial Guaranty Corporation

AGC –	Assured Guaranty Corporation

AGM –	Assured Guaranty Municipal Corporation

AMBAC –	American Municipal Bond Assurance Corporation

AMT –	Alternative Minimum Tax. As of June 30, 2010, the aggregate fair value of securities subject to the AMT was $60,189, which represents 12.1% of total net assets.

FGIC –	Financial Guaranty Insurance Corporation

FHA –	Federal Housing Administration

FNMA –	Federal National Mortgage Association

GNMA –	Government National Mortgage Association

GTY –	Guaranty Agreement

IBC –	Insured Bond Certificate

NATL –	National Public Finance Guarantee Corporation

PSFG –	Permanent School Fund Guarantee

RAAI –	Radian Asset Assurance Inc.

SGI –	Syncora Guarantee Inc.

VA –	Veterans Administration

VEREX –	Verex Assurance

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   91

Statements of Assets and Liabilities	June 30, 2010, all dollars and shares are rounded to thousands (000), except for per share data

				Minnesota
	California	Colorado	Intermediate	Intermediate
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

Unaffiliated investments, at cost	$97,550	$59,781	$725,967	$224,227
Affiliated funds, at cost	2,315	2,342	11,611	—

ASSETS:
Unaffiliated investments, at fair value (note 2)	$99,634	$61,670	$760,768	$233,700
Affiliated money market fund, at fair value (note 2)	2,315	2,342	11,611	—
Cash	—	—	—	—
Receivable for dividends and interest	1,401	477	9,173	2,863
Receivable for investments sold	—	—	—	—
Receivable for capital shares sold	646	1	2,514	122
Receivable from advisor (note 3)	—	—	—	—
Prepaid expenses and other assets	2	2	8	2

Total assets	103,998	64,492	784,074	236,687

LIABILITIES:
Dividends payable	326	193	2,308	587
Payable for investments purchased	—	—	—	—
Payable for investments purchased on a when-issued basis	—	986	3,396	3,369
Payable for capital shares redeemed	1	28	359	210
Payable to affiliates (note 3)	40	25	436	123
Payable for distribution and shareholder servicing fees	4	4	3	4
Accrued expenses and other liabilities	29	29	30	29

Total liabilities	400	1,265	6,532	4,322

Net assets	$103,598	$63,227	$777,542	$232,365

COMPOSITION OF NET ASSETS:
Portfolio capital	$101,270	$60,910	$742,530	$222,961
Undistributed (distributions in excess of) net investment income	28	(26)	(278)	(69)
Accumulated net realized gain (loss) on investments (note 2)	216	454	489	—
Net unrealized appreciation of investments	2,084	1,889	34,801	9,473

Net assets	$103,598	$63,227	$777,542	$232,365

Class A:
Net assets	$17,315	$10,811	$59,606	$34,957
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	1,592	1,069	5,469	3,453
Net asset value and redemption price per share	$10.88	$10.12	$10.90	$10.12
Maximum offering price per share[1]	$11.36	$10.57	$11.15	$10.35
Class C:
Net assets	$4,674	$3,172	$1,484	$3,965
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	429	314	136	391
Net asset value, offering price, and redemption price per share[2]	$10.89	$10.09	$10.94	$10.14
Class Y:
Net assets	$81,609	$49,244	$716,452	$193,443
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	7,502	4,856	65,914	19,226
Net asset value, offering price, and redemption price per share	$10.88	$10.14	$10.87	$10.06

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

[2]	Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

92   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Oregon
Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

$162,204	$151,749	$38,777	$59,264	$148,471	$289,222	$449,740
8,915	8,297	1,531	2,194	8,554	22,017	34,664

$165,563	$153,200	$40,194	$61,073	$155,141	$294,273	$455,927
8,915	8,297	1,531	2,194	8,554	22,017	34,674
—	—	—	—	—	—	11
1,995	1,989	519	589	1,298	2,809	6,885
—	—	—	105	—	—	—
332	965	180	157	910	917	851
—	—	6	2	—	—	—
3	2	5	1	1	—	7

176,808	164,453	42,435	64,121	165,904	320,016	498,355

278	478	111	183	376	444	1,760
—	—	—	1,026	—	—	—
4,279	920	—	—	—	—	—
775	401	3	87	548	1,450	480
89	89	18	22	88	142	279
25	4	4	1	4	1	5
29	29	28	28	29	28	31

5,475	1,921	164	1,347	1,045	2,065	2,555

$171,333	$162,532	$42,271	$62,774	$164,859	$317,951	$495,800

$168,181	$160,980	$41,470	$61,484	$158,720	$314,342	$496,823
24	(65)	22	34	(29)	(6)	(391)
(231)	166	(638)	(553)	(502)	(1,436)	(6,829)
3,359	1,451	1,417	1,809	6,670	5,051	6,197

$171,333	$162,532	$42,271	$62,774	$164,859	$317,951	$495,800

$91,922	$23,830	$6,333	$1,899	$31,043	$7,168	$45,885
8,455	2,039	612	182	3,070	718	4,327
$10.87	$11.68	$10.34	$10.42	$10.11	$9.98	$10.61
$11.35	$12.20	$10.80	$10.88	$10.34	$10.21	$11.08

$26,772	$1,653	$4,181	$1,347	—	—	$5,698
2,474	142	407	131	—	—	540
$10.82	$11.65	$10.26	$10.27	—	—	$10.56

$52,639	$137,049	$31,757	$59,528	$133,816	$310,783	$444,217
4,849	11,725	3,072	5,715	13,237	31,142	41,841
$10.86	$11.69	$10.34	$10.42	$10.11	$9.98	$10.62

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   93

Statements of Operations	For the year ended June 30, 2010, all dollars are rounded to thousands (000)

				Minnesota
	California	Colorado	Intermediate	Intermediate
	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$5,001	$3,218	$35,115	$9,406
Dividends from unaffiliated money market fund	1	—	—	7
Dividends from affiliated funds	—	—	9	—

Total investment income	5,002	3,218	35,124	9,413

EXPENSES (note 3):
Investment advisory fees	499	323	3,696	1,079
Administration fees	231	151	1,677	493
Transfer agent fees	80	80	75	75
Custodian fees	5	3	37	11
Legal fees	17	17	17	16
Audit fees	34	34	34	34
Registration fees	7	6	46	12
Postage & printing fees	7	5	26	9
Directors’ fees	31	31	31	31
Other expenses	20	20	24	22
Distribution and shareholder servicing fees:
Class A	42	28	116	71
Class C	26	20	3	8

Total expenses	999	718	5,782	1,861

Less: Fee waivers (note 3)	(449)	(347)	(598)	(327)

Total net expenses	550	371	5,184	1,534

Investment income – net	4,452	2,847	29,940	7,879

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Investments	499	1,080	1,318	42
Futures contracts	—	—	—	—
Net change in unrealized appreciation of:
Investments	5,413	2,902	27,550	9,395

Net gain on investments and futures contracts	5,912	3,982	28,868	9,437

Net increase in net assets resulting from operations	$10,364	$6,829	$58,808	$17,316

The accompanying notes are an integral part of the financial statements.

94   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Oregon
Minnesota	Missouri	Nebraska	Ohio	Intermediate	Short
Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund	Tax Free Fund

$7,723	$7,512	$1,984	$2,470	$6,369	$6,735	$25,384
6	—	—	4	—	—	—
1	1	—	—	2	8	15

7,730	7,513	1,984	2,474	6,371	6,743	25,399

822	753	208	277	755	1,324	2,325
377	346	100	131	346	607	1,057
82	82	80	80	60	60	80
8	8	2	3	8	13	23
17	17	16	17	16	16	16
34	34	34	34	34	34	34
13	9	9	6	6	28	37
8	7	3	3	6	8	13
31	31	31	31	30	31	31
21	21	21	21	21	21	25

228	57	16	4	54	16	104
158	7	23	5	—	—	30

1,799	1,372	543	612	1,336	2,158	3,775

(355)	(281)	(298)	(328)	(252)	(584)	(485)

1,444	1,091	245	284	1,084	1,574	3,290

6,286	6,422	1,739	2,190	5,287	5,169	22,109

1,108	835	(19)	19	528	2,406	801
—	—	—	—	(111)	—	—

12,393	7,851	2,000	2,508	4,379	2,992	41,451

13,501	8,686	1,981	2,527	4,796	5,398	42,252

$19,787	$15,108	$3,720	$4,717	$10,083	$10,567	$64,361

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   95

Statements of Changes in Net Assets	all dollars are rounded to thousands (000)

	California		Colorado		Intermediate
	Tax Free Fund		Tax Free Fund		Tax Free Fund[1]

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

OPERATIONS:
Investment income – net	$4,452	$3,079	$2,847	$2,049	$29,940	$28,489
Net realized gain (loss) on:
Investments	499	82	1,080	145	1,318	(457)
Futures contracts	—	—	—	—	—	—
Net change in unrealized appreciation or depreciation of:
Investments	5,413	(3,078)	2,902	(872)	27,550	(2,077)
Futures contracts	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	10,364	83	6,829	1,322	58,808	25,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(722)	(622)	(470)	(367)	(1,856)	(1,243)
Class C	(153)	(115)	(118)	(123)	(16)	—
Class Y	(3,542)	(2,343)	(2,237)	(1,611)	(27,974)	(28,122)
Net realized gain on investments:
Class A	(44)	—	(101)	(46)	—	(22)
Class C	(11)	—	(27)	(24)	—	—
Class Y	(211)	—	(455)	(132)	—	(483)

Total distributions	(4,683)	(3,080)	(3,408)	(2,303)	(29,846)	(29,870)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	2,905	4,306	1,018	877	32,251	12,873
Fund merger (note 8)	—	4,782	—	5,874	—	—
Reinvestment of distributions	466	398	442	323	1,253	899
Payments for redemptions	(3,438)	(4,585)	(2,325)	(1,135)	(10,578)	(6,277)

Increase (decrease) in net assets from Class A transactions	(67)	4,901	(865)	5,939	22,926	7,495

Class C:
Proceeds from sales	1,599	1,946	554	598	1,645	—
Fund merger (note 8)	—	—	—	—	—	—
Reinvestment of distributions	112	81	104	118	10	—
Payments for redemptions (note 3)	(1,329)	(327)	(537)	(494)	(178)	—

Increase in net assets from Class C transactions	382	1,700	121	222	1,477	—

Class Y:
Proceeds from sales	15,859	11,939	9,950	1,672	182,199	174,306
Fund merger (note 8)	—	54,350	—	42,389	—	—
Reinvestment of distributions	96	65	196	87	2,216	2,666
Payments for redemptions	(16,450)	(16,902)	(15,096)	(8,391)	(137,650)	(161,514)

Increase (decrease) in net assets from Class Y transactions	(495)	49,452	(4,950)	35,757	46,765	15,458

Increase (decrease) in net assets from capital share transactions	(180)	56,053	(5,694)	41,918	71,168	22,953

Total increase (decrease) in net assets	5,501	53,056	(2,273)	40,937	100,130	19,038
Net assets at beginning of period	98,097	45,041	65,500	24,563	677,412	658,374

Net assets at end of period	$103,598	$98,097	$63,227	$65,500	$777,542	$677,412

Undistributed (distributions in excess of) net investment income at end of period	$28	$(7)	$(26)	$(48)	$(278)	$(372)

[1]	The fund began offering Class C on October 28, 2009.

The accompanying notes are an integral part of the financial statements.

96   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Minnesota
Intermediate		Minnesota		Missouri		Nebraska		Ohio
Tax Free Fund[1]		Tax Free Fund		Tax Free Fund		Tax Free Fund		Tax Free Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

$7,879	$7,724	$6,286	$6,466	$6,422	$6,579	$1,739	$1,719	$2,190	$2,020

42	277	1,108	(810)	835	685	(19)	(202)	19	(353)
—	—	—	(154)	—	—	—	(245)	—	(195)

9,395	(1,942)	12,393	(6,522)	7,851	(4,614)	2,000	(344)	2,508	(255)
—	—	—	—	—	—	—	—	—	2

17,316	6,059	19,787	(1,020)	15,108	2,650	3,720	928	4,717	1,219

(1,021)	(936)	(3,519)	(3,870)	(951)	(955)	(244)	(253)	(53)	(31)
(38)	—	(818)	(735)	(42)	(21)	(123)	(90)	(23)	(10)
(6,807)	(6,863)	(1,956)	(1,856)	(5,466)	(5,710)	(1,333)	(1,415)	(2,063)	(2,005)

(14)	(67)	(6)	(519)	(168)	(51)	—	—	—	—
—	—	(1)	(109)	(8)	(1)	—	—	—	—
(90)	(447)	(3)	(234)	(918)	(283)	—	—	—	—

(7,970)	(8,313)	(6,303)	(7,323)	(7,553)	(7,021)	(1,700)	(1,758)	(2,139)	(2,046)

14,085	9,912	12,953	11,454	3,897	2,562	1,600	1,265	1,100	425
—	—	—	—	—	—	—	—	—	—
761	687	2,206	2,771	653	517	153	166	48	24
(4,091)	(9,326)	(18,154)	(23,953)	(4,633)	(2,921)	(1,577)	(1,154)	(368)	(36)

10,755	1,273	(2,995)	(9,728)	(83)	158	176	277	780	413

4,278	—	6,758	4,451	1,029	342	1,575	819	927	266
—	—	—	—	—	—	—	—	—	—
34	—	611	585	33	17	75	47	9	5
(370)	—	(3,009)	(3,560)	(212)	(2)	(204)	(66)	(15)	(117)

3,942	—	4,360	1,476	850	357	1,446	800	921	154

44,976	39,545	15,413	17,375	41,446	29,215	4,178	7,086	18,536	6,084
—	—	—	—	—	—	—	—	—	—
168	279	76	100	256	190	134	91	190	294
(32,281)	(41,124)	(8,805)	(18,223)	(30,537)	(43,791)	(4,804)	(5,323)	(6,461)	(9,288)

12,863	(1,300)	6,684	(748)	11,165	(14,386)	(492)	1,854	12,265	(2,910)

27,560	(27)	8,049	(9,000)	11,932	(13,871)	1,130	2,931	13,966	(2,343)

36,906	(2,281)	21,533	(17,343)	19,487	(18,242)	3,150	2,101	16,544	(3,170)
195,459	197,740	149,800	167,143	143,045	161,287	39,121	37,020	46,230	49,400

$232,365	$195,459	$171,333	$149,800	$162,532	$143,045	$42,271	$39,121	$62,774	$46,230

$(69)	$(82)	$24	$31	$(65)	$(28)	$22	$(17)	$34	$(17)

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   97

Statements of Changes in Net Assets	continued, all dollars are rounded to thousands (000)

	Oregon
	Intermediate		Short
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

OPERATIONS:
Investment income – net	$5,287	$4,843	$5,169	$4,528	$22,109	$21,396
Net realized gain (loss) on:
Investments	528	(498)	2,406	34	801	(5,558)
Futures contracts	(111)	(324)	—	(2,092)	—	(676)
Net change in unrealized appreciation or depreciation of:
Investments	4,379	1,808	2,992	2,012	41,451	(24,517)
Futures contracts	—	3	—	70	—	—

Net increase (decrease) in net assets resulting from operations	10,083	5,832	10,567	4,552	64,361	(9,355)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(719)	(256)	(116)	(68)	(1,996)	(1,662)
Class C	—	—	—	—	(193)	(138)
Class Y	(4,596)	(4,645)	(5,052)	(4,419)	(20,293)	(19,833)
Net realized gain on investments:
Class A	—	—	—	—	—	(51)
Class C	—	—	—	—	—	(5)
Class Y	—	—	—	—	—	(587)

Total distributions	(5,315)	(4,901)	(5,168)	(4,487)	(22,482)	(22,276)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	20,541	6,281	4,089	1,472	9,585	6,423
Fund merger (note 8)	—	—	—	—	6,036	—
Reinvestment of distributions	542	141	56	49	1,270	1,203
Payments for redemptions	(1,554)	(1,497)	(486)	(435)	(9,849)	(5,718)

Increase (decrease) in net assets from Class A transactions	19,529	4,925	3,659	1,086	7,042	1,908

Class C:
Proceeds from sales	—	—	—	—	1,269	967
Fund merger (note 8)	—	—	—	—	1,500	—
Reinvestment of distributions	—	—	—	—	101	68
Payments for redemptions (note 3)	—	—	—	—	(990)	(550)

Increase in net assets from Class C transactions	—	—	—	—	1,880	485

Class Y:
Proceeds from sales	45,505	25,178	256,228	99,972	90,171	98,620
Fund merger (note 8)	—	—	—	—	13,894	—
Reinvestment of distributions	103	87	325	216	891	749
Payments for redemptions	(35,968)	(26,966)	(129,986)	(65,306)	(79,723)	(137,800)

Increase (decrease) in net assets from Class Y transactions	9,640	(1,701)	126,567	34,882	25,233	(38,431)

Increase (decrease) in net assets from capital share transactions	29,169	3,224	130,226	35,968	34,155	(36,038)

Total increase (decrease) in net assets	33,937	4,155	135,625	36,033	76,034	(67,669)
Net assets at beginning of period	130,922	126,767	182,326	146,293	419,766	487,435

Net assets at end of period	$164,859	$130,922	$317,951	$182,326	$495,800	$419,766

Undistributed (distributions in excess of) net investment income at end of period	$(29)	$(1)	$(6)	$(7)	$(391)	$(9)

The accompanying notes are an integral part of the financial statements.

98   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

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FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   99

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

California Tax Free Fund
Class A
2010[1]	$10.27	$0.47	$0.63	$1.10	$(0.46)	$(0.03)	$(0.49)	$10.88
2009[1]	10.71	0.46	(0.44)	0.02	(0.46)	—	(0.46)	10.27
2008[1]	10.98	0.46	(0.23)	0.23	(0.46)	(0.04)	(0.50)	10.71
2007[1]	10.96	0.45	0.06	0.51	(0.45)	(0.04)	(0.49)	10.98
2006[2]	11.24	0.33	(0.26)	0.07	(0.33)	(0.02)	(0.35)	10.96
2005[3]	11.40	0.44	(0.05)	0.39	(0.44)	(0.11)	(0.55)	11.24
Class C
2010[1]	$10.28	$0.41	$0.64	$1.05	$(0.41)	$(0.03)	$(0.44)	$10.89
2009[1]	10.72	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)	10.28
2008[1]	10.99	0.40	(0.22)	0.18	(0.41)	(0.04)	(0.45)	10.72
2007[1]	10.97	0.41	0.05	0.46	(0.40)	(0.04)	(0.44)	10.99
2006[2]	11.25	0.30	(0.26)	0.04	(0.30)	(0.02)	(0.32)	10.97
2005[3]	11.41	0.40	(0.05)	0.35	(0.40)	(0.11)	(0.51)	11.25
Class Y
2010[1]	$10.27	$0.48	$0.64	$1.12	$(0.48)	$(0.03)	$(0.51)	$10.88
2009[1]	10.71	0.48	(0.45)	0.03	(0.47)	—	(0.47)	10.27
2008[1]	10.98	0.48	(0.23)	0.25	(0.48)	(0.04)	(0.52)	10.71
2007[1]	10.97	0.47	0.05	0.52	(0.47)	(0.04)	(0.51)	10.98
2006[2]	11.25	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.97
2005[3]	11.40	0.47	(0.04)	0.43	(0.47)	(0.11)	(0.58)	11.25

Colorado Tax Free Fund
Class A
2010[1]	$9.60	$0.43	$0.60	$1.03	$(0.42)	$(0.09)	$(0.51)	$10.12
2009[1]	10.28	0.41	(0.56)	(0.15)	(0.45)	(0.08)	(0.53)	9.60
2008[1]	10.61	0.48	(0.33)	0.15	(0.45)	(0.03)	(0.48)	10.28
2007[1]	10.73	0.46	(0.02)	0.44	(0.48)	(0.08)	(0.56)	10.61
2006[2]	11.30	0.35	(0.26)	0.09	(0.34)	(0.32)	(0.66)	10.73
2005[3]	11.52	0.49	(0.11)	0.38	(0.51)	(0.09)	(0.60)	11.30
Class C
2010[1]	$9.57	$0.38	$0.61	$0.99	$(0.38)	$(0.09)	$(0.47)	$10.09
2009[1]	10.26	0.41	(0.61)	(0.20)	(0.41)	(0.08)	(0.49)	9.57
2008[1]	10.59	0.42	(0.31)	0.11	(0.41)	(0.03)	(0.44)	10.26
2007[1]	10.71	0.42	(0.02)	0.40	(0.44)	(0.08)	(0.52)	10.59
2006[2]	11.28	0.32	(0.27)	0.05	(0.30)	(0.32)	(0.62)	10.71
2005[3]	11.50	0.43	(0.10)	0.33	(0.46)	(0.09)	(0.55)	11.28
Class Y
2010[1]	$9.62	$0.45	$0.61	$1.06	$(0.45)	$(0.09)	$(0.54)	$10.14
2009[1]	10.29	0.44	(0.58)	(0.14)	(0.45)	(0.08)	(0.53)	9.62
2008[1]	10.63	0.49	(0.32)	0.17	(0.48)	(0.03)	(0.51)	10.29
2007[1]	10.75	0.50	(0.03)	0.47	(0.51)	(0.08)	(0.59)	10.63
2006[2]	11.32	0.37	(0.26)	0.11	(0.36)	(0.32)	(0.68)	10.75
2005[3]	11.53	0.51	(0.09)	0.42	(0.54)	(0.09)	(0.63)	11.32

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

100   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.89%	$17,315	0.65%	4.36%	1.18%	3.83%	16%
0.29	16,417	0.65	4.51	1.28	3.88	27
2.11	12,076	0.67	4.19	1.46	3.40	45
4.62	11,375	0.75	4.00	1.46	3.29	36
0.63	10,783	0.75	3.99	1.34	3.40	24
3.50	11,888	0.75	3.88	1.15	3.48	14

10.33%	$4,674	1.15%	3.86%	1.58%	3.43%	16%
(0.21)	4,064	1.15	4.01	1.68	3.48	27
1.61	2,480	1.15	3.68	1.85	2.98	45
4.17	1,507	1.15	3.60	1.98	2.77	36
0.33	3,592	1.15	3.60	2.09	2.66	24
3.11	3,068	1.15	3.47	1.90	2.72	14

11.06%	$81,609	0.50%	4.51%	0.93%	4.08%	16%
0.44	77,616	0.50	4.62	1.03	4.09	27
2.28	30,485	0.50	4.36	1.20	3.66	45
4.78	24,835	0.50	4.25	1.21	3.54	36
0.82	21,767	0.50	4.24	1.09	3.65	24
3.85	19,556	0.50	4.12	0.90	3.72	14

10.91%	$10,811	0.75%	4.23%	1.29%	3.69%	25%
(1.20)	11,088	0.75	4.58	1.45	3.88	41
1.52	5,815	0.75	4.40	1.80	3.35	49
4.13	8,788	0.75	4.27	1.75	3.27	47
0.77	8,507	0.75	4.30	1.52	3.53	35
3.36	8,362	0.75	4.23	1.18	3.80	30

10.51%	$3,172	1.15%	3.83%	1.69%	3.29%	25%
(1.70)	2,891	1.15	4.19	1.85	3.49	41
1.12	2,859	1.15	3.98	2.20	2.93	49
3.72	2,888	1.15	3.87	2.24	2.78	47
0.47	3,007	1.15	3.90	2.27	2.78	35
2.95	3,423	1.15	3.83	1.93	3.05	30

11.16%	$49,244	0.50%	4.48%	1.04%	3.94%	25%
(0.85)	51,521	0.50	4.81	1.20	4.11	41
1.67	15,889	0.50	4.63	1.55	3.58	49
4.39	13,477	0.50	4.51	1.50	3.51	47
0.96	10,181	0.50	4.58	1.27	3.81	35
3.70	8,363	0.50	4.48	0.93	4.05	30

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   101

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Intermediate Tax Free Fund
Class A
2010[1]	$10.46	$0.43	$0.44	$0.87	$(0.43)	$—	$(0.43)	$10.90
2009[1]	10.51	0.45	(0.03)	0.42	(0.46)	(0.01)	(0.47)	10.46
2008[1]	10.63	0.44	(0.09)	0.35	(0.43)	(0.04)	(0.47)	10.51
2007[1]	10.63	0.44	0.01	0.45	(0.44)	(0.01)	(0.45)	10.63
2006[2]	10.92	0.32	(0.26)	0.06	(0.32)	(0.03)	(0.35)	10.63
2005[3]	11.18	0.44	(0.19)	0.25	(0.45)	(0.06)	(0.51)	10.92
Class C
2010[4]	$10.76	$0.25	$0.18	$0.43	$(0.25)	$—	$(0.25)	$10.94
Class Y
2010[1]	$10.43	$0.44	$0.44	$0.88	$(0.44)	$—	$(0.44)	$10.87
2009[1]	10.49	0.45	(0.04)	0.41	(0.46)	(0.01)	(0.47)	10.43
2008[1]	10.61	0.44	(0.08)	0.36	(0.44)	(0.04)	(0.48)	10.49
2007[1]	10.61	0.45	0.01	0.46	(0.45)	(0.01)	(0.46)	10.61
2006[2]	10.90	0.33	(0.26)	0.07	(0.33)	(0.03)	(0.36)	10.61
2005[3]	11.16	0.46	(0.19)	0.27	(0.47)	(0.06)	(0.53)	10.90

Minnesota Intermediate Tax Free Fund
Class A
2010[1]	$9.67	$0.36	$0.46	$0.82	$(0.36)	$(0.01)	$(0.37)	$10.12
2009[1]	9.75	0.38	(0.05)	0.33	(0.38)	(0.03)	(0.41)	9.67
2008[1]	9.83	0.39	(0.05)	0.34	(0.39)	(0.03)	(0.42)	9.75
2007[1]	9.88	0.39	(0.01)	0.38	(0.38)	(0.05)	(0.43)	9.83
2006[2]	10.16	0.29	(0.22)	0.07	(0.29)	(0.06)	(0.35)	9.88
2005[3]	10.34	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.16
Class C
2010[4]	$9.94	$0.21	$0.20	$0.41	$(0.20)	$(0.01)	$(0.21)	$10.14
Class Y
2010[1]	$9.62	$0.36	$0.45	$0.81	$(0.36)	$(0.01)	$(0.37)	$10.06
2009[1]	9.69	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)	9.62
2008[1]	9.78	0.39	(0.05)	0.34	(0.40)	(0.03)	(0.43)	9.69
2007[1]	9.83	0.40	—	0.40	(0.40)	(0.05)	(0.45)	9.78
2006[2]	10.11	0.30	(0.22)	0.08	(0.30)	(0.06)	(0.36)	9.83
2005[3]	10.29	0.40	(0.15)	0.25	(0.40)	(0.03)	(0.43)	10.11

[1]	For the period July 1 to June 30 in the year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the year indicated.

[4]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

102   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

8.42%	$59,606	0.75%	4.01%	1.02%	3.74%	10%
4.09	35,017	0.75	4.29	1.02	4.02	13
3.33	27,554	0.77	4.10	1.02	3.85	19
4.27	29,687	0.85	4.08	1.02	3.91	27
0.56	32,521	0.85	3.95	1.05	3.75	15
2.31	34,658	0.85	3.98	1.05	3.78	15

4.05%	$1,484	1.35%	3.44%	1.42%	3.37%	10%

8.50%	$716,452	0.70%	4.05%	0.77%	3.98%	10%
4.05	642,395	0.70	4.34	0.77	4.27	13
3.41	630,820	0.70	4.17	0.77	4.10	19
4.43	554,618	0.70	4.23	0.77	4.16	27
0.67	596,306	0.70	4.10	0.80	4.00	15
2.47	641,141	0.70	4.13	0.80	4.03	15

8.51%	$34,957	0.75%	3.61%	1.08%	3.28%	9%
3.53	23,019	0.75	4.00	1.07	3.68	18
3.53	22,059	0.77	3.95	1.07	3.65	15
3.87	21,153	0.85	3.86	1.07	3.64	18
0.74	26,526	0.85	3.85	1.08	3.62	11
2.33	32,326	0.85	3.78	1.06	3.57	15

4.15%	$3,965	1.35%	3.00%	1.48%	2.87%	9%

8.50%	$193,443	0.70%	3.66%	0.83%	3.53%	9%
3.71	172,440	0.70	4.04	0.82	3.92	18
3.51	175,681	0.70	4.02	0.82	3.90	15
4.05	168,920	0.70	4.01	0.82	3.89	18
0.85	175,485	0.70	4.00	0.83	3.87	11
2.50	197,251	0.70	3.93	0.81	3.82	15

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   103

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Minnesota Tax Free Fund
Class A
2010[1]	$9.98	$0.41	$0.89	$1.30	$(0.41)	$—	$(0.41)	$10.87
2009[1]	10.48	0.43	(0.44)	(0.01)	(0.43)	(0.06)	(0.49)	9.98
2008[1]	10.93	0.44	(0.38)	0.06	(0.45)	(0.06)	(0.51)	10.48
2007[1]	10.97	0.46	(0.02)	0.44	(0.45)	(0.03)	(0.48)	10.93
2006[2]	11.21	0.35	(0.21)	0.14	(0.35)	(0.03)	(0.38)	10.97
2005[3]	11.23	0.45	0.03	0.48	(0.45)	(0.05)	(0.50)	11.21
Class C
2010[1]	$9.94	$0.36	$0.88	$1.24	$(0.36)	$—	$(0.36)	$10.82
2009[1]	10.44	0.38	(0.44)	(0.06)	(0.38)	(0.06)	(0.44)	9.94
2008[1]	10.89	0.40	(0.39)	0.01	(0.40)	(0.06)	(0.46)	10.44
2007[1]	10.93	0.42	(0.02)	0.40	(0.41)	(0.03)	(0.44)	10.89
2006[2]	11.17	0.31	(0.20)	0.11	(0.32)	(0.03)	(0.35)	10.93
2005[3]	11.19	0.41	0.03	0.44	(0.41)	(0.05)	(0.46)	11.17
Class Y
2010[1]	$9.97	$0.42	$0.90	$1.32	$(0.43)	$—	$(0.43)	$10.86
2009[1]	10.47	0.44	(0.44)	—	(0.44)	(0.06)	(0.50)	9.97
2008[1]	10.92	0.46	(0.38)	0.08	(0.47)	(0.06)	(0.53)	10.47
2007[1]	10.96	0.48	(0.01)	0.47	(0.48)	(0.03)	(0.51)	10.92
2006[2]	11.20	0.36	(0.20)	0.16	(0.37)	(0.03)	(0.40)	10.96
2005[3]	11.22	0.48	0.03	0.51	(0.48)	(0.05)	(0.53)	11.20

Missouri Tax Free Fund
Class A
2010[1]	$11.11	$0.48	$0.66	$1.14	$(0.48)	$(0.09)	$(0.57)	$11.68
2009[1]	11.40	0.47	(0.26)	0.21	(0.47)	(0.03)	(0.50)	11.11
2008[1]	11.72	0.46	(0.29)	0.17	(0.46)	(0.03)	(0.49)	11.40
2007[1]	11.76	0.45	0.05	0.50	(0.45)	(0.09)	(0.54)	11.72
2006[2]	12.14	0.34	(0.29)	0.05	(0.34)	(0.09)	(0.43)	11.76
2005[3]	12.32	0.45	(0.12)	0.33	(0.45)	(0.06)	(0.51)	12.14
Class C
2010[1]	$11.08	$0.43	$0.66	$1.09	$(0.43)	$(0.09)	$(0.52)	$11.65
2009[1]	11.36	0.43	(0.25)	0.18	(0.43)	(0.03)	(0.46)	11.08
2008[1]	11.69	0.41	(0.30)	0.11	(0.41)	(0.03)	(0.44)	11.36
2007[1]	11.73	0.41	0.04	0.45	(0.40)	(0.09)	(0.49)	11.69
2006[2]	12.12	0.30	(0.30)	—	(0.30)	(0.09)	(0.39)	11.73
2005[3]	12.29	0.40	(0.11)	0.29	(0.40)	(0.06)	(0.46)	12.12
Class Y
2010[1]	$11.12	$0.50	$0.66	$1.16	$(0.50)	$(0.09)	$(0.59)	$11.69
2009[1]	11.40	0.49	(0.24)	0.25	(0.50)	(0.03)	(0.53)	11.12
2008[1]	11.73	0.48	(0.30)	0.18	(0.48)	(0.03)	(0.51)	11.40
2007[1]	11.76	0.48	0.06	0.54	(0.48)	(0.09)	(0.57)	11.73
2006[2]	12.15	0.36	(0.30)	0.06	(0.36)	(0.09)	(0.45)	11.76
2005[3]	12.32	0.48	(0.11)	0.37	(0.48)	(0.06)	(0.54)	12.15

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

104   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income to
		Ratio of	Investment	to Average	Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

13.19%	$91,922	0.85%	3.86%	1.11%	3.60%	34%
0.07	87,218	0.85	4.32	1.11	4.06	28
0.54	102,089	0.87	4.14	1.10	3.91	37
4.05	106,732	0.95	4.10	1.10	3.95	20
1.28	101,142	0.95	4.15	1.10	4.00	11
4.42	106,783	0.95	4.04	1.06	3.93	16

12.58%	$26,772	1.35%	3.35%	1.51%	3.19%	34%
(0.42)	20,489	1.35	3.82	1.51	3.66	28
0.06	20,061	1.35	3.63	1.50	3.48	37
3.65	14,221	1.35	3.69	1.58	3.46	20
0.98	10,359	1.35	3.75	1.85	3.25	11
4.02	9,841	1.35	3.64	1.81	3.18	16

13.37%	$52,639	0.70%	4.00%	0.86%	3.84%	34%
0.23	42,093	0.70	4.47	0.86	4.31	28
0.71	44,993	0.70	4.32	0.85	4.17	37
4.31	56,181	0.70	4.35	0.85	4.20	20
1.47	48,760	0.70	4.40	0.85	4.25	11
4.69	46,471	0.70	4.29	0.81	4.18	16

10.41%	$23,830	0.85%	4.14%	1.12%	3.87%	15%
2.01	22,766	0.95	4.25	1.12	4.08	17
1.44	23,135	0.95	3.92	1.10	3.77	20
4.23	24,945	0.95	3.78	1.10	3.63	33
0.38	26,972	0.95	3.74	1.09	3.60	20
2.74	30,188	0.95	3.65	1.06	3.54	19

9.90%	$1,653	1.35%	3.62%	1.52%	3.45%	15%
1.70	757	1.35	3.85	1.52	3.68	17
0.95	406	1.35	3.53	1.50	3.38	20
3.84	518	1.35	3.35	1.57	3.13	33
0.00	214	1.35	3.34	1.84	2.85	20
2.42	190	1.35	3.25	1.81	2.79	19

10.57%	$137,049	0.70%	4.29%	0.87%	4.12%	15%
2.36	119,522	0.70	4.49	0.87	4.32	17
1.60	137,746	0.70	4.17	0.85	4.02	20
4.58	130,644	0.70	4.03	0.85	3.88	33
0.49	138,394	0.70	3.99	0.84	3.85	20
3.08	151,710	0.70	3.90	0.81	3.79	19

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   105

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Nebraska Tax Free Fund
Class A
2010[1]	$9.84	$0.41	$0.49	$0.90	$(0.40)	$—	$(0.40)	$10.34
2009[1]	10.06	0.43	(0.21)	0.22	(0.44)	—	(0.44)	9.84
2008[1]	10.30	0.42	(0.20)	0.22	(0.41)	(0.05)	(0.46)	10.06
2007[1]	10.33	0.42	0.02	0.44	(0.42)	(0.05)	(0.47)	10.30
2006[2]	10.58	0.31	(0.24)	0.07	(0.30)	(0.02)	(0.32)	10.33
2005[3]	10.66	0.39	(0.05)	0.34	(0.42)	—	(0.42)	10.58
Class C
2010[1]	$9.76	$0.38	$0.48	$0.86	$(0.36)	$—	$(0.36)	$10.26
2009[1]	9.99	0.39	(0.22)	0.17	(0.40)	—	(0.40)	9.76
2008[1]	10.23	0.38	(0.20)	0.18	(0.37)	(0.05)	(0.42)	9.99
2007[1]	10.26	0.37	0.02	0.39	(0.37)	(0.05)	(0.42)	10.23
2006[2]	10.50	0.27	(0.22)	0.05	(0.27)	(0.02)	(0.29)	10.26
2005[3]	10.58	0.35	(0.06)	0.29	(0.37)	—	(0.37)	10.50
Class Y
2010[1]	$9.83	$0.44	$0.50	$0.94	$(0.43)	$—	$(0.43)	$10.34
2009[1]	10.06	0.45	(0.22)	0.23	(0.46)	—	(0.46)	9.83
2008[1]	10.30	0.44	(0.19)	0.25	(0.44)	(0.05)	(0.49)	10.06
2007[1]	10.33	0.44	0.02	0.46	(0.44)	(0.05)	(0.49)	10.30
2006[2]	10.58	0.32	(0.23)	0.09	(0.32)	(0.02)	(0.34)	10.33
2005[3]	10.66	0.43	(0.07)	0.36	(0.44)	—	(0.44)	10.58

Ohio Tax Free Fund
Class A
2010[1]	$9.90	$0.38	$0.51	$0.89	$(0.37)	$—	$(0.37)	$10.42
2009[1]	10.02	0.40	(0.12)	0.28	(0.40)	—	(0.40)	9.90
2008[1]	10.20	0.39	(0.15)	0.24	(0.39)	(0.03)	(0.42)	10.02
2007[1]	10.17	0.38	0.05	0.43	(0.38)	(0.02)	(0.40)	10.20
2006[2]	10.42	0.29	(0.25)	0.04	(0.28)	(0.01)	(0.29)	10.17
2005[3]	10.52	0.36	(0.06)	0.30	(0.36)	(0.04)	(0.40)	10.42
Class C
2010[1]	$9.76	$0.35	$0.49	$0.84	$(0.33)	$—	$(0.33)	$10.27
2009[1]	9.89	0.37	(0.13)	0.24	(0.37)	—	(0.37)	9.76
2008[1]	10.07	0.35	(0.15)	0.20	(0.35)	(0.03)	(0.38)	9.89
2007[1]	10.05	0.33	0.05	0.38	(0.34)	(0.02)	(0.36)	10.07
2006[2]	10.32	0.25	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)	10.05
2005[3]	10.41	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)	10.32
Class Y
2010[1]	$9.90	$0.41	$0.51	$0.92	$(0.40)	$—	$(0.40)	$10.42
2009[1]	10.01	0.42	(0.10)	0.32	(0.43)	—	(0.43)	9.90
2008[1]	10.19	0.41	(0.15)	0.26	(0.41)	(0.03)	(0.44)	10.01
2007[1]	10.17	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	10.19
2006[2]	10.43	0.30	(0.25)	0.05	(0.30)	(0.01)	(0.31)	10.17
2005[3]	10.53	0.38	(0.05)	0.33	(0.39)	(0.04)	(0.43)	10.43

Oregon Intermediate Tax Free Fund
Class A
2010[1]	$9.77	$0.35	$0.33	$0.68	$(0.34)	$—	$(0.34)	$10.11
2009[1]	9.68	0.36	0.09	0.45	(0.36)	—	(0.36)	9.77
2008[1]	9.72	0.35	(0.02)	0.33	(0.36)	(0.01)	(0.37)	9.68
2007[1]	9.78	0.37	(0.02)	0.35	(0.37)	(0.04)	(0.41)	9.72
2006[2]	10.07	0.27	(0.25)	0.02	(0.27)	(0.04)	(0.31)	9.78
2005[3]	10.30	0.36	(0.19)	0.17	(0.36)	(0.04)	(0.40)	10.07
Class Y
2010[1]	$9.77	$0.35	$0.35	$0.70	$(0.36)	$—	$(0.36)	$10.11
2009[1]	9.68	0.37	0.10	0.47	(0.38)	—	(0.38)	9.77
2008[1]	9.72	0.37	(0.03)	0.34	(0.37)	(0.01)	(0.38)	9.68
2007[1]	9.78	0.38	(0.02)	0.36	(0.38)	(0.04)	(0.42)	9.72
2006[2]	10.07	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)	9.78
2005[3]	10.30	0.38	(0.19)	0.19	(0.38)	(0.04)	(0.42)	10.07

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

106   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

9.26%	$6,333	0.75%	4.01%	1.46%	3.30%	18%
2.33	5,847	0.75	4.41	1.50	3.66	34
2.19	5,689	0.75	4.06	1.47	3.34	22
4.24	7,091	0.75	3.97	1.44	3.28	39
0.65	6,910	0.75	3.89	1.30	3.34	35
3.20	7,136	0.75	3.78	1.12	3.41	21

8.91%	$4,181	1.15%	3.62%	1.86%	2.91%	18%
1.84	2,585	1.15	4.02	1.90	3.27	34
1.81	1,798	1.15	3.65	1.87	2.93	22
3.86	1,559	1.15	3.56	1.92	2.79	39
0.46	1,487	1.15	3.49	2.05	2.59	35
2.81	1,565	1.15	3.38	1.87	2.66	21

9.65%	$31,757	0.50%	4.26%	1.21%	3.55%	18%
2.48	30,689	0.50	4.67	1.25	3.92	34
2.45	29,533	0.50	4.31	1.22	3.59	22
4.51	32,502	0.50	4.22	1.19	3.53	39
0.85	31,347	0.50	4.14	1.05	3.59	35
3.45	32,418	0.50	4.03	0.87	3.66	21

9.12%	$1,899	0.75%	3.72%	1.34%	3.13%	14%
2.99	1,048	0.75	4.09	1.39	3.45	12
2.38	635	0.75	3.81	1.39	3.17	12
4.28	808	0.75	3.70	1.41	3.04	33
0.40	841	0.75	3.60	1.28	3.07	11
2.86	988	0.75	3.41	1.11	3.05	13

8.72%	$1,347	1.15%	3.34%	1.74%	2.75%	14%
2.52	399	1.15	3.68	1.79	3.04	12
2.00	255	1.15	3.39	1.78	2.76	12
3.81	187	1.15	3.29	1.90	2.54	33
(0.08)	209	1.15	3.22	2.03	2.34	11
2.58	174	1.15	3.01	1.86	2.30	13

9.39%	$59,528	0.50%	3.97%	1.09%	3.38%	14%
3.36	44,783	0.50	4.35	1.14	3.71	12
2.63	48,510	0.50	4.06	1.14	3.42	12
4.44	42,223	0.50	3.94	1.16	3.28	33
0.49	40,606	0.50	3.85	1.03	3.32	11
3.12	41,104	0.50	3.66	0.86	3.30	13

7.05%	$31,043	0.85%	3.37%	1.10%	3.12%	19%
4.77	10,963	0.85	3.70	1.12	3.43	19
3.39	5,967	0.85	3.64	1.12	3.37	15
3.54	7,895	0.85	3.71	1.12	3.44	43
0.16	9,456	0.85	3.62	1.11	3.36	13
1.67	9,356	0.85	3.56	1.06	3.35	20

7.21%	$133,816	0.70%	3.52%	0.85%	3.37%	19%
4.92	119,959	0.70	3.84	0.87	3.67	19
3.54	120,800	0.70	3.78	0.87	3.61	15
3.70	109,357	0.70	3.86	0.87	3.69	43
0.28	111,344	0.70	3.77	0.86	3.61	13
1.82	133,613	0.70	3.71	0.81	3.60	20

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   107

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total From	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Short Tax Free Fund
Class A
2010[1]	$9.74	$0.20	$0.22	$0.42	$(0.18)	$—	$(0.18)	$9.98
2009[1]	9.79	0.28	(0.07)	0.21	(0.26)	—	(0.26)	9.74
2008[1]	9.70	0.30	0.10	0.40	(0.31)	—	(0.31)	9.79
2007[1]	9.68	0.28	0.03	0.31	(0.29)	—	(0.29)	9.70
2006[2]	9.78	0.19	(0.09)	0.10	(0.20)	—	(0.20)	9.68
2005[3]	9.96	0.24	(0.17)	0.07	(0.25)	—	(0.25)	9.78
Class Y
2010[1]	$9.74	$0.20	$0.24	$0.44	$(0.20)	$—	$(0.20)	$9.98
2009[1]	9.79	0.27	(0.05)	0.22	(0.27)	—	(0.27)	9.74
2008[1]	9.70	0.31	0.10	0.41	(0.32)	—	(0.32)	9.79
2007[1]	9.68	0.31	0.01	0.32	(0.30)	—	(0.30)	9.70
2006[2]	9.78	0.21	(0.10)	0.11	(0.21)	—	(0.21)	9.68
2005[3]	9.96	0.26	(0.18)	0.08	(0.26)	—	(0.26)	9.78

Tax Free Fund
Class A
2010[1]	$9.65	$0.49	$0.97	$1.46	$(0.50)	$—	$(0.50)	$10.61
2009[1]	10.26	0.48	(0.59)	(0.11)	(0.48)	(0.02)	(0.50)	9.65
2008[1]	10.77	0.45	(0.46)	(0.01)	(0.44)	(0.06)	(0.50)	10.26
2007[1]	10.86	0.45	—	0.45	(0.45)	(0.09)	(0.54)	10.77
2006[2]	11.10	0.35	(0.20)	0.15	(0.35)	(0.04)	(0.39)	10.86
2005[3]	11.18	0.47	0.03	0.50	(0.47)	(0.11)	(0.58)	11.10
Class C
2010[1]	$9.61	$0.43	$0.96	$1.39	$(0.44)	$—	$(0.44)	$10.56
2009[1]	10.21	0.42	(0.57)	(0.15)	(0.43)	(0.02)	(0.45)	9.61
2008[1]	10.72	0.39	(0.45)	(0.06)	(0.39)	(0.06)	(0.45)	10.21
2007[1]	10.81	0.40	0.01	0.41	(0.41)	(0.09)	(0.50)	10.72
2006[2]	11.05	0.32	(0.20)	0.12	(0.32)	(0.04)	(0.36)	10.81
2005[3]	11.13	0.42	0.03	0.45	(0.42)	(0.11)	(0.53)	11.05
Class Y
2010[1]	$9.66	$0.49	$0.97	$1.46	$(0.50)	$—	$(0.50)	$10.62
2009[1]	10.27	0.49	(0.59)	(0.10)	(0.49)	(0.02)	(0.51)	9.66
2008[1]	10.78	0.46	(0.46)	—	(0.45)	(0.06)	(0.51)	10.27
2007[1]	10.87	0.48	—	0.48	(0.48)	(0.09)	(0.57)	10.78
2006[2]	11.11	0.37	(0.20)	0.17	(0.37)	(0.04)	(0.41)	10.87
2005[3]	11.19	0.50	0.02	0.52	(0.49)	(0.11)	(0.60)	11.11

[1]	For the period July 1 to June 30 in the fiscal year indicated.

[2]	For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[3]	For the period October 1 to September 30 in the fiscal year indicated.

[4]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

108   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses to	Income	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return[4]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

4.38%	$7,168	0.74%	1.81%	1.06%	1.49%	45%
2.17	3,376	0.75	2.71	1.11	2.35	70
4.17	2,308	0.75	3.05	1.11	2.69	58
3.22	2,410	0.75	2.94	1.08	2.61	57
1.02	3,321	0.75	2.65	1.08	2.32	22
0.67	4,103	0.75	2.46	1.06	2.15	37

4.53%	$310,783	0.59%	1.96%	0.81%	1.74%	45%
2.32	178,950	0.60	2.84	0.86	2.58	70
4.33	143,985	0.60	3.20	0.86	2.94	58
3.37	161,468	0.60	3.09	0.83	2.86	57
1.13	235,900	0.60	2.80	0.83	2.57	22
0.83	329,647	0.60	2.62	0.81	2.41	37

15.32%	$45,885	0.75%	4.70%	1.04%	4.41%	25%
(0.80)	35,276	0.75	5.07	1.04	4.78	34
(0.05)	35,557	0.78	4.28	1.02	4.04	52
4.16	37,760	0.95	4.08	1.03	4.00	31
1.37	36,519	0.95	4.28	1.06	4.17	13
4.51	38,205	0.95	4.20	1.06	4.09	8

14.60%	$5,698	1.35%	4.09%	1.44%	4.00%	25%
(1.30)	3,442	1.35	4.48	1.44	4.39	34
(0.61)	3,104	1.35	3.72	1.43	3.64	52
3.76	2,495	1.35	3.67	1.51	3.51	31
1.06	2,210	1.35	3.87	1.81	3.41	13
4.13	2,712	1.35	3.80	1.81	3.34	8

15.36%	$444,217	0.70%	4.77%	0.79%	4.68%	25%
(0.75)	381,048	0.70	5.10	0.79	5.01	34
0.04	448,774	0.70	4.36	0.78	4.28	52
4.42	539,360	0.70	4.32	0.78	4.24	31
1.57	455,910	0.70	4.53	0.81	4.42	13
4.77	436,303	0.70	4.45	0.81	4.34	8

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   109

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

1 >	Organization

California Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2010, FAIF offered 38 funds, including the funds listed above. Effective at the close of business on January 29, 2010, Arizona Tax Free Fund merged with Tax Free Fund. Tax Free Fund is the accounting survivor. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund are each diversified open-end management investment companies. California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund are each non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

The funds offer Class A, Class C, and Class Y shares. Class A shares of California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class C shares are not offered by Oregon Intermediate Tax Free Fund and Short Tax Free Fund. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates fair value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a domestic stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), swaps, and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the

110   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of June 30, 2010, the funds held no internally fair valued securities.

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of June 30, 2010, each fund’s investments were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

California Tax Free Fund
Revenue Bonds	$—	$67,015	$—	$67,015
General Obligation Bonds	—	28,096	—	28,096
Certificates of Participation	—	4,523	—	4,523
Short-Term Investment	2,315	—	—	2,315

Total Investments	$2,315	$99,634	$—	$101,949

Colorado Tax Free Fund
Revenue Bonds	$—	$46,615	$—	$46,615
General Obligation Bonds	—	9,493	—	9,493
Certificates of Participation	—	5,562	—	5,562
Short-Term Investments	2,342	—	—	2,342

Total Investments	$2,342	$61,670	$—	$64,012

Intermediate Tax Free Fund
Revenue Bonds	$—	$514,901	$—	$514,901
General Obligation Bonds	—	218,258	—	218,258
Certificates of Participation	—	17,388	—	17,388
Short-Term Investments	11,611	10,220	—	21,831

Total Investments	$11,611	$760,767	$—	$772,378

Minnesota Intermediate Tax Free Fund
Revenue Bonds	$—	$157,761	$—	$157,761
General Obligation Bonds	—	61,277	—	61,277
Certificates of Participation	—	5,298	—	5,298
Short-Term Investments	6,854	2,510	—	9,364

Total Investments	$6,854	$226,846	$—	$233,700

Minnesota Tax Free Fund
Revenue Bonds	$—	$136,415	$—	$136,415
General Obligation Bonds	—	18,384	—	18,384
Certificate of Participation	—	2,173	—	2,173
Short-Term Investments	17,306	200	—	17,506

Total Investments	$17,306	$157,172	$—	$174,478

Missouri Tax Free Fund
Revenue Bonds	$—	$127,421	$—	$127,421
General Obligation Bonds	—	16,096	—	16,096
Certificates of Participation	—	9,683	—	9,683
Short-Term Investment	8,297	—	—	8,297

Total Investments	$8,297	$153,200	$—	$161,497

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   111

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Nebraska Tax Free Fund
Revenue Bonds	$—	$31,371	$—	$31,371
General Obligation Bonds	—	8,823	—	8,823
Short-Term Investment	1,531	—	—	1,531

Total Investments	$1,531	$40,194	$—	$41,725

Ohio Tax Free Fund
Revenue Bonds	$—	$42,127	$—	$42,127
General Obligation Bonds	—	17,944	—	17,944
Certificates of Participation	—	1,002	—	1,002
Short-Term Investment	2,194	—	—	2,194

Total Investments	$2,194	$61,073	$—	$63,267

Oregon Intermediate Tax Free Fund
Revenue Bonds	$—	$72,920	$—	$72,920
General Obligation Bonds	—	76,656	—	76,656
Certificates of Participation	—	5,505	—	5,505
Short-Term Investments	8,554	60	—	8,614

Total Investments	$8,554	$155,141	$—	$163,695

Short Tax Free Fund
Revenue Bonds	$—	$170,791	$—	$170,791
General Obligation Bonds	—	34,604	—	34,604
Certificate of Participation	—	3,423	—	3,423
Short-Term Investments	22,017	85,455	—	107,472

Total Investments	$22,017	$294,273	$—	$316,290

Tax Free Fund
Revenue Bonds	$—	$399,286	$—	$399,286
General Obligation Bonds	—	52,861	—	52,861
Certificates of Participation	—	3,780	—	3,780
Investment Company	10,010	—	—	10,010
Short-Term Investment	24,664	—	—	24,664

Total Investments	$34,674	$455,927	$—	$490,601

Refer to each fund’s Schedule of Investments for further sector breakout.

During the fiscal year ended June 30, 2010, the funds recognized no significant transfers between valuation levels.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premiums and accretion of bond discounts, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at the net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

As of June 30, 2010, the funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to book and tax differences for straddle loss deferrals, classification of dividends paid by the funds, and tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

112   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

On the Statements of Assets and Liabilities, the following reclassifications were made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

California Tax Free Fund	$(87)	$—	$87
Colorado Tax Free Fund	(131)	—	131
Intermediate Tax Free Fund	(372)	—	372
Minnesota Intermediate Tax Free Fund	(26)	—	26
Missouri Tax Free Fund	(260)	—	260
Tax Free Fund	(37)	(9)	46

The character of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 (adjusted by dividends payable as of June 30, 2010 and June 30, 2009) were as follows:

	June 30, 2010

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

California Tax Free Fund	$4,311	$88	$266	$4,665
Colorado Tax Free Fund	2,802	29	583	3,414
Intermediate Tax Free Fund	29,070	626	—	29,696
Minnesota Intermediate Tax Free Fund	7,780	36	104	7,920
Minnesota Tax Free Fund	6,226	73	10	6,309
Missouri Tax Free Fund	6,465	7	1,094	7,566
Nebraska Tax Free Fund	1,703	7	—	1,710
Ohio Tax Free Fund	2,104	—	—	2,104
Oregon Intermediate Tax Free Fund	5,244	95	—	5,339
Short Tax Free Fund	5,064	18	—	5,082
Tax Free Fund	21,875	526	—	22,401

The funds designated as long term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the fund’s related to net capital gains to zero for tax year ended June 30, 2010.

	June 30, 2009

	Tax Exempt	Ordinary	Long Term
Fund	Income	Income	Gain	Total

California Tax Free Fund	$2,894	$—	$—	$2,894
Colorado Tax Free Fund	1,960	67	139	2,166
Intermediate Tax Free Fund	29,152	307	201	29,660
Minnesota Intermediate Tax Free Fund	7,840	13	514	8,367
Minnesota Tax Free Fund	6,482	2	862	7,346
Missouri Tax Free Fund	6,705	62	273	7,040
Nebraska Tax Free Fund	1,745	—	—	1,745
Ohio Tax Free Fund	2,045	—	—	2,045
Oregon Intermediate Tax Free Fund	4,872	4	—	4,876
Short Tax Free Fund	4,466	—	—	4,466
Tax Free Fund	21,627	26	643	22,296

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   113

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

As of June 30, 2010, the funds’ most recently completed fiscal year-end; the components of accumulated earnings (deficit) on a tax-basis were as follows:

				Accumulated
	Undistributed	Undistributed	Undistributed	Capital and		Total
	Ordinary	Tax Exempt	Long Term	Post-October	Unrealized	Accumulated
Fund	Income	Income	Capital Gains	Losses	Appreciation	Earnings

California Tax Free Fund	$82	$288	$216	$—	$2,084	$2,670
Colorado Tax Free Fund	2	181	454	—	1,889	2,526
Intermediate Tax Free Fund	247	1,794	489	—	34,801	37,331
Minnesota Intermediate Tax Free Fund	15	512	—	—	9,473	10,000
Minnesota Tax Free Fund	41	270	—	(65)	3,195	3,441
Missouri Tax Free Fund	3	420	166	—	1,451	2,040
Nebraska Tax Free Fund	13	129	—	(394)	1,174	922
Ohio Tax Free Fund	—	226	—	(459)	1,715	1,482
Oregon Intermediate Tax Free Fund	79	277	—	(141)	6,309	6,524
Short Tax Free Fund	6	443	—	(1,250)	4,865	4,064
Tax Free Fund	331	1,057	—	(6,429)	5,798	757

The difference between book and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses deferred due to straddles.

As of June 30, 2010, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total

Minnesota Tax Free Fund	$—	$—	$—	$—	$—	$—	$—	$65	$65
Nebraska Tax Free Fund	—	—	—	—	—	25	333	36	394
Ohio Tax Free Fund	—	—	—	—	—	—	225	205	430
Oregon Intermediate Tax Free Fund	—	—	—	—	—	—	141	—	141
Short Tax Free Fund	—	—	—	—	937	—	312	—	1,249
Tax Free Fund	—	—	—	—	—	—	—	6,429	6,429

Certain funds incurred a loss for tax purposes for the period from November 1, 2009 to June 30, 2010. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2011. The following funds had deferred losses:

Fund	Amount

Ohio Tax Free Fund	$30
Short Tax Free Fund	1

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investment objectives allow the funds to enter into various types of derivative contracts, including, but not limited to, futures contracts. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, a fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the funds’ Statements of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year

114   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

will be recognized as capital gains (losses) for federal income tax purposes.

During the fiscal year ended June 30, 2010, Oregon Intermediate Tax Free Fund held interest rate futures contracts. The gains or losses recognized on these interest rate futures contracts are disclosed in the fund’s Statement of Operations. For the fiscal year ended June 30, 2010, the quarterly average gross notional amount for long and short contracts for the fund was $0. As of June 30, 2010, the funds held no outstanding futures contracts.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2010, the following funds held outstanding commitments to purchase securities on a when-issued or forward-commitment basis:

Fund	Cost

Colorado Tax Free Fund	$986
Intermediate Tax Free Fund	3,396
Minnesota Intermediate Tax Free Fund	3,369
Minnesota Tax Free Fund	4,279
Missouri Tax Free Fund	920

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of June 30, 2010, Intermediate Tax Free Fund and Short Tax Free Fund held investments in illiquid securities with a total fair value of $796 and $398, respectively, or 0.1% and 0.1%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Intermediate Tax Free Fund	Par	Acquired	Basis

Illinois Finance Authority, Clare at Water Tower Project, Series A	$1,000	11/05	$993
Illinois Finance Authority, Clare at Water Tower Project, Series A	1,000	11/05	992

		Dates	Cost
Short Tax Free Fund	Par	Acquired	Basis

Illinois Finance Authority, Clare at Water Tower Project, Series A	$1,000	11/05	$997

INVERSE FLOATERS – As part of their investment strategy, the funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject a fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the funds invest in inverse floaters, the net asset value of the funds’ shares may be more volatile than if the funds did not invest in such securities. As of and for the fiscal year ended June 30, 2010, the funds held no investments in inverse floaters.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2010.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   115

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee equal, on an annual basis, to 0.50% of the fund’s average daily net assets. FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through October 31, 2010, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A		C	Y

California Tax Free Fund	0.65	%*	1.15%	0.50%
Colorado Tax Free Fund	0.75		1.15	0.50
Intermediate Tax Free Fund[1]	0.75	*	1.35	0.70
Minnesota Intermediate Tax Free Fund[1]	0.75	*	1.35	0.70
Minnesota Tax Free Fund	0.85	*	1.35	0.70
Missouri Tax Free Fund	0.85	*	1.35	0.70
Nebraska Tax Free Fund	0.75		1.15	0.50
Ohio Tax Free Fund	0.75		1.15	0.50
Oregon Intermediate Tax Free Fund	0.85		NA	0.70
Short Tax Free Fund	0.75		NA	0.60
Tax Free Fund	0.75	*	1.35	0.70

NA = Not Applicable

[1]	The fund began offering Class C on October 28, 2009.

*	Prior to September 1, 2007, FAF Advisors had contractually agreed to waive fees and reimburse other fund expenses so that the total annual Class A operating expenses, after waivers by the advisor and the distributor, did not exceed 0.75%, 0.85%, 0.85%, 0.95%, and 0.95% of average daily net assets for California Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Tax Free Fund, respectively. Prior to June 18, 2009, FAF Advisors had contractually agreed to waive fees and reimburse other fund expenses so that the total annual Class A operating expenses, after waivers by the advisor and the distributor, did not exceed 0.95% of average daily net assets for Missouri Tax Free Fund.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, and administrative services and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. Effective July 1, 2010, such administration fees are based on the aggregate average daily net assets of all open-end funds in the First American Family of Funds, other than the series of First American Strategy Funds, Inc. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

116   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended June 30, 2010, custodian fees were not increased as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under Rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 0.65% of each fund’s average daily net assets of Class A and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving a portion of its 12b-1 fees for Class A shares, limiting its fees to 0.15% of average daily net assets for Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund. Effective September 1, 2007, FAF Advisors is waiving an additional amount of Class A 12b-1 fees equal to 0.10%, 0.10%, 0.10%, 0.10%, and 0.20% of average daily net assets of Class A shares for California Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, and Tax Free Fund, respectively. Effective June 18, 2009, FAF Advisors is waiving an additional amount of Class A 12b-1 fees equal to 0.10% of average daily net assets of Class A shares for Missouri Tax Free Fund.

For the fiscal year ended June 30, 2010, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows:

Fund	Amount

Intermediate Tax Free Fund	$47
Minnesota Intermediate Tax Free Fund	28
Oregon Intermediate Tax Free Fund	21
Short Tax Free Fund	6

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2010:

Fund	Amount

California Tax Free Fund	$46
Colorado Tax Free Fund	16
Intermediate Tax Free Fund	33
Minnesota Intermediate Tax Free Fund	32
Minnesota Tax Free Fund	123
Missouri Tax Free Fund	52
Nebraska Tax Free Fund	16
Ohio Tax Free Fund	6
Oregon Intermediate Tax Free Fund	19
Short Tax Free Fund	5
Tax Free Fund	39

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2010, legal fees and expenses of $59 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended June 30, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

California Tax Free Fund	$77
Colorado Tax Free Fund	15
Intermediate Tax Free Fund	71
Minnesota Intermediate Tax Free Fund	175
Minnesota Tax Free Fund	181
Missouri Tax Free Fund	85
Nebraska Tax Free Fund	34
Ohio Tax Free Fund	31
Oregon Intermediate Tax Free Fund	185
Short Tax Free Fund	7
Tax Free Fund	43

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   117

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

4 >	Capital Share Transactions

FAIF has 372 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	California		Colorado		Intermediate
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	269	417	102	59	2,980	1,244
Shares issued from merger	—	459	—	614	—	—
Shares issued in lieu of cash distributions	44	39	44	34	115	87
Shares redeemed	(320)	(444)	(232)	(118)	(975)	(604)

Total Class A transactions	(7)	471	(86)	589	2,120	727

Class C:
Shares issued	148	189	55	63	151	—
Shares issued in lieu of cash distributions	11	8	10	12	1	—
Shares redeemed	(125)	(33)	(53)	(52)	(16)	—

Total Class C transactions	34	164	12	23	136	—

Class Y:
Shares issued	1,473	1,184	988	264	16,900	16,958
Shares issued from merger	—	5,217	—	4,418	—	—
Shares issued in lieu of cash distributions	9	6	19	10	206	258
Shares redeemed	(1,541)	(1,693)	(1,507)	(879)	(12,763)	(15,803)

Total Class Y transactions	(59)	4,714	(500)	3,813	4,343	1,413

Net increase (decrease) in capital shares	(32)	5,349	(574)	4,425	6,599	2,140

	Minnesota
	Intermediate		Minnesota		Missouri
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	1,407	1,026	1,218	1,152	335	242
Shares issued in lieu of cash distributions	76	72	207	283	56	47
Shares redeemed	(409)	(982)	(1,708)	(2,438)	(401)	(270)

Total Class A transactions	1,074	116	(283)	(1,003)	(10)	19

Class C:
Shares issued	424	—	638	448	90	31
Shares issued in lieu of cash distributions	3	—	58	60	3	1
Shares redeemed	(36)	—	(284)	(368)	(19)	—

Total Class C transactions	391	—	412	140	74	32

Class Y:
Shares issued	4,529	4,173	1,443	1,806	3,576	2,680
Shares issued in lieu of cash distributions	17	29	7	10	22	18
Shares redeemed	(3,247)	(4,400)	(824)	(1,892)	(2,625)	(4,026)

Total Class Y transactions	1,299	(198)	626	(76)	973	(1,328)

Net increase (decrease) in capital shares	2,764	(82)	755	(939)	1,037	(1,277)

118   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

					Oregon
	Nebraska		Ohio		Intermediate
	Tax Free Fund		Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	156	129	107	44	2,048	645
Shares issued in lieu of cash distributions	15	17	5	3	54	14
Shares redeemed	(153)	(117)	(36)	(4)	(154)	(154)

Total Class A transactions	18	29	76	43	1,948	505

Class C:
Shares issued	155	87	91	27	—	—
Shares issued in lieu of cash distributions	7	5	1	1	—	—
Shares redeemed	(20)	(7)	(2)	(13)	—	—

Total Class C transactions	142	85	90	15	—	—

Class Y:
Shares issued	406	732	1,797	624	4,537	2,596
Shares issued in lieu of cash distributions	13	9	19	30	10	9
Shares redeemed	(468)	(556)	(625)	(975)	(3,588)	(2,804)

Total Class Y transactions	(49)	185	1,191	(321)	959	(199)

Net increase (decrease) in capital shares	111	299	1,357	(263)	2,907	306

	Short
	Tax Free Fund		Tax Free Fund

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	414	152	916	677
Shares issued from merger	—	—	578	—
Shares issued in lieu of cash distributions	6	5	122	128
Shares redeemed	(49)	(46)	(944)	(617)

Total Class A transactions	371	111	672	188

Class C:
Shares issued	—	—	123	106
Shares issued from merger	—	—	144	—
Shares issued in lieu of cash distributions	—	—	10	7
Shares redeemed	—	—	(95)	(59)

Total Class C transactions	—	—	182	54

Class Y:
Shares issued	25,824	10,407	8,673	10,641
Shares issued from merger	—	—	1,328	—
Shares issued in lieu of cash distributions	33	22	86	81
Shares redeemed	(13,089)	(6,768)	(7,678)	(14,997)

Total Class Y transactions	12,768	3,661	2,409	(4,275)

Net increase (decrease) in capital shares	13,139	3,772	3,263	(4,033)

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   119

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2010, purchases of securities and proceeds from sales of securities, other than government securities and temporary investments in short-term securities, were as follows:

Fund	Purchases		Sales

California Tax Free Fund	$15,861		$20,301
Colorado Tax Free Fund	16,177		23,546
Intermediate Tax Free Fund	143,479		75,660
Minnesota Intermediate Tax Free Fund	42,115		17,856
Minnesota Tax Free Fund	53,686		57,754
Missouri Tax Free Fund	25,377		21,076
Nebraska Tax Free Fund	7,041		7,254
Ohio Tax Free Fund	21,327		7,466
Oregon Intermediate Tax Free Fund	52,198		27,657
Short Tax Free Fund	229,430		109,393
Tax Free Fund	133,080	*	119,938

*	Tax Free Fund includes $20,474 from Arizona Tax Free Fund that was acquired in a fund merger as described in Note 8. This amount was excluded for purposes of calculating the fund’s portfolio turnover rate.

6 >	Concentration of Credit Risk

California Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these funds monitor investment concentration, the issuers’ ability to meet their obligations may be affected by economic developments in the specific state or region. Additionally, each state has various guidelines relating to the tax treatment of the income distributed from each fund.

As of June 30, 2010, Minnesota Intermediate Tax Free Fund and Minnesota Tax Free Fund each had a significant portion of their assets invested in the healthcare sector. The healthcare sector may be more greatly impacted by investment performance, financing costs, demand for elective procedures, bad debt experience, and government reimbursement rates. However, within the healthcare sector, the funds hold bonds that are pre-refunded or escrowed to maturity issues. These bonds are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest, and therefore, reduce the risk.

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

120   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

8 >	Fund Mergers

As of the close of business on January 29, 2010, Tax Free Fund acquired the assets and assumed the liabilities of Arizona Tax Free Fund. Tax Free Fund was deemed to be the accounting survivor in the merger. Shareholders of Arizona Tax Free Fund approved the merger on January 22, 2010.

The merger was accomplished by tax free exchanges as detailed below:

Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of Arizona Tax Free Fund	$6,036	$1,500	$13,894	$21,430

Arizona Tax Free Fund shares exchanged	566	141	1,302	2,009

Tax Free Fund shares issued	578	144	1,328	2,050

Net assets of Tax Free Fund immediately before the merger	$40,838	$4,116	$415,610	$460,564

Net assets of Tax Free Fund immediately after the merger	$46,874	$5,616	$429,504	$481,994

The components of Arizona Tax Free Fund’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

			Undistributed	Accumulated
	Total	Portfolio	Net Investment	Net Realized	Net Unrealized
	Net Assets	Capital	Loss	Loss	Appreciation

Arizona Tax Free Fund	$21,430	$21,536	$(74)	$(36)	$4

As of the close of business on January 16, 2009, California Tax Free Fund and Colorado Tax Free Fund acquired the assets and assumed the liabilities of California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund, respectively. Each acquiring fund was deemed to be the accounting survivor in each merger. Shareholders of California Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund approved their respective mergers on December 30, 2008.

The mergers were accomplished by tax free exchanges as detailed below:

California Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of California Intermediate Tax Free Fund	$4,782	—	$54,350	$59,132

California Intermediate Tax Free Fund shares exchanged	481	—	5,458	5,939

California Tax Free Fund shares issued	459	—	5,217	5,676

Net assets of California Tax Free Fund immediately before the merger	$13,536	$2,718	$22,462	$38,716

Net assets of California Tax Free Fund immediately after the merger	$18,318	$2,718	$76,812	$97,848

Colorado Tax Free Fund	Class A	Class C	Class Y	Total

Net assets of Colorado Intermediate Tax Free Fund	$5,874	—	$42,389	$48,263

Colorado Intermediate Tax Free Fund shares exchanged	577	—	4,170	4,747

Colorado Tax Free Fund shares issued	614	—	4,418	5,032

Net assets of Colorado Tax Free Fund immediately before the merger	$4,995	$2,897	$15,034	$22,926

Net assets of Colorado Tax Free Fund immediately after the merger	$10,869	$2,897	$57,423	$71,189

The components of California Intermediate Tax Free Fund’s and Colorado Intermediate Tax Free Fund’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

			Undistributed	Accumulated
	Total	Portfolio	Net Investment	Net Realized	Net Unrealized
Fund	Net Assets	Capital	Income	Gain (Loss)	Appreciation

California Intermediate Tax Free Fund	$59,132	$59,023	$33	$(10)	$86

Colorado Intermediate Tax Free Fund	48,263	47,655	18	4	586

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   121

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

9 >	New Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

10 >	Subsequent Event

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (the “Advisor”), entered into an agreement to sell a portion of the Advisor’s asset management business to Nuveen Investments, Inc. (the “Purchaser”). Included in the sale will be that part of the Advisor’s asset management business that advises the funds. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Under the Investment Company Act of 1940, the closing of the transaction will cause each fund’s current investment advisory agreement with the Advisor to terminate. In connection with the transaction, the funds’ Board of Directors will be asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a subsidiary of the Purchaser. If approved by the Board of Directors, each fund’s new investment advisory agreement will be submitted to the fund’s shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). The funds’ Board of Directors also will be asked to consider and approve new distribution agreements with Nuveen Investments, LLC. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010, through the date of issuance of the funds’ financial statements and determined that no additional events have occurred that require disclosure.

122   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Notice to Shareholders  June 30, 2010 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2011 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2010, each fund hereby designates long-term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the year as follows:

	Long Term		Ordinary
	Capital Gains		Income	Total
	Distributions	Tax Exempt	Distributions	Distributions
Fund	(Tax Basis)	Interest	(Tax Basis)	(Tax Basis) (a)

California Tax Free Fund	6%	92%	2%	100%
Colorado Tax Free Fund	17	82	1	100
Intermediate Tax Free Fund	0	98	2	100
Minnesota Intermediate Tax Free Fund	1	99	0	100
Minnesota Tax Free Fund	0	99	1	100
Missouri Tax Free Fund	14	86	0	100
Nebraska Tax Free Fund	0	100	0	100
Ohio Tax Free Fund	0	100	0	100
Oregon Intermediate Tax Free Fund	0	98	2	100
Short Tax Free Fund	0	100	0	100
Tax Free Fund	0	98	2	100

(a)	None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund were as follows:

Fund

California Tax Free Fund	20.24%
Colorado Tax Free Fund	5.15
Intermediate Tax Free Fund	9.37
Minnesota Intermediate Tax Free Fund	2.41
Minnesota Tax Free Fund	4.95
Missouri Tax Free Fund	0.49
Nebraska Tax Free Fund	3.50
Ohio Tax Free Fund	0.00
Oregon Intermediate Tax Free Fund	13.05
Short Tax Free Fund	1.27
Tax Free Fund	14.81

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund were as follows:

Fund

California Tax Free Fund	0%
Colorado Tax Free Fund	0
Intermediate Tax Free Fund	0
Minnesota Intermediate Tax Free Fund	0
Minnesota Tax Free Fund	0
Missouri Tax Free Fund	0
Nebraska Tax Free Fund	0
Ohio Tax Free Fund	0
Oregon Intermediate Tax Free Fund	0
Short Tax Free Fund	0
Tax Free Fund	0

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   123

Notice to Shareholders  June 30, 2010 (unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities, is available at FirstAmericanFunds.com and on the Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 3-4, 2010, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreement through June 30, 2011.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

124   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality, and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index for the one-, three-, and five-year periods ending February 28, 2010. In the case of each state-specific Fund, the Board considered that the Fund’s benchmark index is a national municipal index, rather than a state-specific index, and noted FAF Advisors’ assertion that the Board should, therefore, treat the Fund’s performance universe as a more meaningful source of comparative performance data.

California Tax Free Fund, Minnesota Intermediate Tax Free Fund and Missouri Tax Free Fund. For each of these Funds, the Board considered that the Fund outperformed its performance universe median for the three- and five-year periods, though it underperformed its performance universe median for the one-year period. The Board concluded that, in light of each Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Colorado Tax Free Fund. The Board considered that the Fund underperformed its performance universe median for all periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance can be attributed, in part, to the fact that the spreads between BBB and AAA municipal bonds widened to unprecedented levels in 2008, resulting in poor performance for the Fund because it had a larger exposure to lower-rated bonds than many of its peers had. In addition, the Fund had a high exposure to intermediate-term bonds relative to its peers during 2009, and these bonds underperformed longer-term bonds. The Board also took into account FAF Advisors’ assertion that the Fund has now completed a rebalancing of its portfolio and FAF Advisors’ positive outlook for the Fund. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to allow time to review the impact of the repositioning on the Fund and to renew the Agreement.

Intermediate Tax Free Fund, Nebraska Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund and Tax Free Fund. For each of these Funds, the Board considered that the Fund outperformed or performed competitively against the performance universe median for the one-, three- and five-year periods. The Board concluded that, in light of each Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Ohio Tax Free Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median for the one- and three-year periods, though it underperformed its performance universe median for the five-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Minnesota Tax Free Fund. The Board considered that the Fund outperformed its performance universe median for the one-year period, though it underperformed its performance universe median for the three- and the five-year periods. The Board considered FAF Advisors’ assertion that the Fund’s underperformance for longer periods was negatively impacted by its overweight position in BBB and non-rated bonds during the fourth quarter of 2007 and the first three quarters of 2008. The Board also considered FAF Advisors’ assertion that lower-rated municipal bonds have recovered in recent months, as demonstrated by the Fund’s improved performance, and that FAF Advisors has not experienced any credit issues in the Fund’s portfolio. The Board concluded that, in light of the Fund’s improved performance and FAF Advisors’ positive outlook for the Fund, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   125

Notice to Shareholders  June 30, 2010 (unaudited)

expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

California Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Tax Free Fund. For each of these Funds, the Board considered that the advisory fee, after waivers, and the total expense ratio, after waivers, were lower than the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Oregon Intermediate Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was lower than the peer group median, and that the Fund’s total expense ratio, after waivers, was only one basis point higher than the peer group median and within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Missouri Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was lower than the peer group median. The Board also considered that the Fund’s total expense ratio, after waivers, was higher than the peer group median. The Board took note of the fact that, on June 18, 2009 FAF Advisors began reimbursing 10 basis points of Class A share Rule 12b-1 fees and will continue such waivers through October 31, 2010. The Board considered FAF Advisors’ assertion that the waivers are likely to bring the Fund’s total expense ratio within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that, in light of the foregoing, the Fund’s current advisory fee and total expense ratio are reasonable in light of the services provided.

Short Tax Free Fund. The Board considered that the Fund’s advisory fee, after waivers, was lower than the peer group median. The Board also considered that the Fund’s total expense ratio, after waivers, was higher than the peer group median, but within a range consistent with FAF Advisers’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor and custodian, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement was in the interest of the respective Fund and its shareholders.

126   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer — Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   127

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.3863 or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

128   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   129

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security
We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

•	First American Funds, Inc.
•	First American Investment Funds, Inc.
•	First American Strategy Funds, Inc.
•	American Strategic Income Portfolio Inc.
•	American Strategic Income Portfolio Inc. II
•	American Strategic Income Portfolio Inc. III
•	American Select Portfolio Inc.
•	American Municipal Income Portfolio Inc.
•	Minnesota Municipal Income Portfolio Inc.
•	First American Minnesota Municipal Income Fund II, Inc.
•	American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Board of Directors	First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended June 30, 2010. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

0285-10  8/2010  AR-TAXFREEINCOME

First American Funds.

2010 ANNUAL REPORT

June 30, 2010

Income Funds

Mutual fund investing involves risk; principal loss is possible.

 NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to Shareholders  August 13, 2010

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended June 30, 2010.

This report includes portfolio commentaries, comparative performance graphs and tables, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, FirstAmericanFunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

As announced on July 29, 2010, U.S. Bancorp has entered into an agreement to sell a portion of the asset management business of FAF Advisors, the funds’ advisor, to Nuveen Investments. Included in the sale will be that part of FAF Advisors’ business that advises the funds. Subject to the approval of the funds’ board of directors and shareholders, along with other conditions related to the closing of the sale, Nuveen Asset Management, a subsidiary of Nuveen Investments, will become the advisor to the funds. The sale is currently expected to close by the end of 2010. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.3863.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

Virginia L. Stringer Chairperson of the Board First American Investment Funds, Inc.	Thomas S. Schreier, Jr. President First American Investment Funds, Inc.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   1

Explanation of Financial Statements

As a shareholder in First American Funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (common stock, bonds, etc.) and by industry classification (banking, communications, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund and present the fund’s net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from securities as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results, distributions to shareholders, and shareholder transactions during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, expense ratios, net investment income ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios can vary across funds for a number of reasons, including differences in advisory fees and the average shareholder account size. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase and sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource. You can visit First American Funds’ website for other useful information on each of our funds, including fund prices, performance, fund manager bios, dividends, and downloadable fact sheets. For more information, call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

2   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Core Bond Fund

Investment Objective: providing high current income consistent with limited risk to capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Core Bond Fund (the “fund”), Class Y shares, returned 17.42% for the fiscal year ended June 30, 2010 (Class A shares returned 17.11% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital Aggregate Bond Index*, returned 9.50% for the same period.

What were the general economic and market conditions during the fiscal year?
Policy initiatives to stabilize the financial sector and revive the economy took hold as 2009 progressed, leading to a return of investor confidence and a modest recovery in the domestic economy. Improved capital market access gave many large banks the ability to raise equity and debt in order to repay government Troubled Asset Relief Program (TARP) support funds at a profit to taxpayers. As the expansion appeared to be self-sustaining, most of these programs have been largely eliminated. Inventories were rebuilt from the credit crunch-induced low levels, corporate earnings surprised to the upside, payrolls grew at a modest pace, and consumer spending recovered. Even housing showed signs of life, though concerns of a renewed bout of weakness mounted due to poor sales numbers after expiration of the first-time homebuyer credit.

Financial markets remained volatile as 2009 progressed, but risk taking re-emerged as the uncertainty surrounding the U.S. economy subsided. Broad improvement in fundamentals and liquidity enabled non-government bonds to recover steadily throughout 2009. Investors who accumulated large cash positions during the financial crisis moved off the sidelines, further supporting the bond market as many risk premiums approached pre-Lehman bankruptcy levels in early 2010. This spread rally proved to be somewhat short lived, however, as new market headwinds surfaced due to the European sovereign debt crisis, financial reform, the gulf oil spill, and a soft patch in domestic growth. Accordingly, many bond market sectors lagged the strong performance posted by Treasuries, which rallied hard given macro concerns and a flight to quality. Still, fixed-income assets such as corporate bonds, commercial mortgage securities, asset-backed securities, and non-agency mortgage securities posted incredibly strong results during the fiscal year, outperforming Treasuries by hundreds, if not thousands, of basis points.

How did market conditions and investment strategies affect the fund’s performance?
The fund was positioned to benefit from the recovery in economic and financial conditions during the period. Strong fundamental underwriting and credit analysis in the corporate debt and securitized sectors helped the fund weather the credit crisis in good shape without sizable permanent credit impairments. This provided the basis for a strong recovery in fund holdings, which was further bolstered by opportunistic purchases in the corporate bond sector, as new issues were brought to market at very cheap valuations throughout 2009. From an overall performance perspective, our sector weights to corporate bonds, commercial mortgages, and other securitized debt accounted for the bulk of our strong performance vs. our benchmark and peers. Selection within the corporate sector, especially financial firms and the non-agency mortgage sector, also contributed to strong performance. As part of our view for an extended economic recovery and normalization of markets, we had been expecting rates to trend higher as 2010 progressed, particularly given massive amounts of Treasury issuance. Therefore, our rates strategy was positioned defensively short to our benchmark; this strategy was a modest drag on overall investment performance in mid-2010 amid the flight-to-quality caused largely by the European debt crisis.

What strategic moves were made by the fund and why?
Continued improvement of fundamental economic conditions and substantial gains in corporate balance sheets and cash flow dynamics have supported our ongoing overweight to the corporate bond sector. Nonetheless, as valuations began to normalize, particularly in early 2010, we took the opportunity to reduce positions in corporate bonds and commercial mortgage securities, lowering exposure and locking in some prior gains. Further, we significantly paired fund exposure to non-agency mortgage-backed securities (MBS) in late 2009 and early 2010, as investor demand caused these securities to recover more rapidly than warranted by underlying mortgage credit quality metrics and housing fundamentals.

*	Unlike mutual funds, index returns and category averages do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   3

Core Bond Fund

Over the course of the fiscal year, the fund became increasingly underweight to the agency MBS sector as the Federal Reserve purchases pushed valuations to historically unattractive levels. Given an adjustment in valuations after the Fed program expired on March 31, 2010, we took the opportunity to add exposure at attractive levels, reducing a large share of our underweight to the sector. Finally, overall portfolio interest rate sensitivity remained defensive at the end of the period, given the low level of Treasury yields resulting from risk aversion and fears of an economic double-dip.

Going forward, we anticipate economic growth to be self-sustaining and adequate to support stability, if not renewed tightening, of risk premiums across non-government sectors. We also expect generally favorable developments in the global factors, specifically the sovereign debt crisis and concerns about growth in emerging economies.

 Sector Allocation as of June 30, 20101  (% of net assets)

Corporate Bonds	44.0%
U.S. Government Agency Mortgage-Backed Securities	22.6
Asset-Backed Securities	17.7
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	5.6
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	4.4
U.S. Government & Agency Securities	4.2
Preferred Stock	0.0
Short-Term Investments	2.3
Other Assets and Liabilities, Net[2]	(0.8)

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

4   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	9/24/2001

Average annual return with sales charge (POP)
Class A	12.09%	3.94%	5.18%	—

Class B	11.31%	3.73%	4.87%	—

Class C	15.32%	4.06%	4.83%	—

Average annual return without sales charge (NAV)
Class A	17.11%	4.85%	5.64%	—

Class B	16.31%	4.07%	4.87%	—

Class C	16.32%	4.06%	4.83%	—

Class R	16.74%	4.63%	—	4.63%

Class Y	17.42%	5.09%	5.90%	—

Barclays Capital Aggregate Bond Index[3]	9.50%	5.54%	6.47%	5.65%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any required fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.02%, 1.77%, 1.77%, 1.27%, and 0.77%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.95%, 1.70%, 1.70%, 1.20%, and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Core Bond Fund, Class A (NAV)	$17,309

Core Bond Fund, Class A (POP)	$16,569

Barclays Capital Aggregate Bond Index[3]	$18,714

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Aggregate Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of the Barclays Capital Government/Credit Bond Index, the Barclays Capital Mortgage Backed Securities Index, and the Barclays Capital Asset Backed Securities Index. The Barclays Capital Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Barclays Capital Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Barclays Capital Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   5

High Income Bond Fund

Investment Objective: providing high level of current income

How did the fund perform for the fiscal year ended June 30, 2010?
The First American High Income Bond Fund (the “fund”), Class Y shares, returned 25.75% for the fiscal year ended June 30, 2010 (Class A shares returned 25.47% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital High Yield 2% Issuer Capped Index*, returned 26.66% for the same period.

What were the general economic and market conditions during the fiscal year?
Policy initiatives to stabilize the financial sector and revive the economy took hold as 2009 progressed, leading to a return of investor confidence and a modest recovery in the domestic economy. Improved capital market access gave many large banks the ability to raise equity and debt in order to repay government Troubled Asset Relief Program (TARP) support funds at a profit to taxpayers. As the expansion appeared to be self-sustaining, most of these programs have been largely eliminated. Inventories were rebuilt from the credit crunch-induced low levels, corporate earnings surprised to the upside, payrolls grew at a modest pace, and consumer spending recovered. Even housing showed signs of life, though concerns of a renewed bout of weakness mounted due to poor sales numbers after expiration of the first-time homebuyer credit.

Financial markets remained volatile as 2009 progressed, but risk taking re-emerged as the uncertainty surrounding the U.S. economy subsided. Broad improvement in fundamentals and liquidity enabled non-government bonds to recover steadily throughout 2009. Investors who accumulated large cash positions during the financial crisis moved off the sidelines, further supporting the bond market as many risk premiums approached pre-Lehman bankruptcy levels in early 2010 This spread rally proved to be somewhat short lived, however, as new market headwinds surfaced due to the European sovereign debt crisis, financial reform, the gulf oil spill, and a soft patch in domestic growth. Accordingly, many bond market sectors lagged the strong performance posted by Treasuries, which rallied hard given macro concerns and a flight to quality. Still, fixed-income assets such as corporate bonds, commercial mortgage securities, asset-backed securities, and non-agency mortgage securities posted incredibly strong results during the fiscal year, outperforming Treasuries by hundreds, if not thousands, of basis points.

How did market conditions and investment strategies affect the fund’s performance?
The fund’s performance was aided by maintaining exposure to and selectively adding to deeply discounted bonds that had suffered large price declines during the 2008 market upheaval. Naturally, these issues tended to reflect the bounce-back in cyclical sectors such as autos, basic materials, and media, as well as the debt of emerging market issuers. Much of the improvement in the prices of these securities was simply a return of liquidity to the marketplace, as the refinancing window once again became available to high-yield issuers when the financial system stabilized in early 2009. Fund overweights to financial firms, chemicals, and airlines benefited during this period. Renewed concerns over European sovereign debt and the fledgling economic recovery here in the U.S. again resulted in a paring of risk assets during second quarter 2010. The fund gave up ground during this period from a relative performance standpoint as overweights to financial preferred stock and to financial hybrid securities sold off sharply in response to the renewed worries of systemic financial risk. As the flight-to-quality ensued, the fund’s underweight position to the interest rate-sensitive ‘‘BB’’ rated sector was also a detractor to performance.

What strategic moves were made by the fund and why?
We increased portfolio risk by moving to a benchmark weight in the lowest-rated “CCC” rated sector as the high-yield rally took hold. We added to positions in more economically sensitive areas such as basic materials, building products, and auto parts. We also added to a number of financial and insurance issues, many of which were new entrants to the high-yield arena following the credit crisis of 2008-2009. We began to add back certain preferred stock issues and closed-end funds that were trading at discounts to par or to net asset value. We remain bullish on the long-term fundamentals in the area of emerging market debt and recently began to participate in some of the increased issuance we have seen in this area. Growth rates around the world compare favorably to that being realized in the developed world, while financial disclosure and transparency are also improving. The fund added select credits in the energy and oil services sector, most of which include names that are only tangentially connected with the highly publicized oil spill in the Gulf of Mexico.

*	Unlike mutual funds, index returns and category averages do not reflect any expenses, transaction costs, or cash flow effects

6   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101  (% of net assets)

High Yield Corporate Bonds	86.4%
Preferred Stocks	3.4
Investment Grade Corporate Bonds	2.4
Exchange-Traded Funds	1.6
Convertible Securities	1.5
Closed-End Funds	1.1
Common Stocks	0.6
Asset-Backed Securities	0.1
Short-Term Investments	2.6
Other Assets and Liabilities, Net[2]	0.3

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   7

High Income Bond Fund

 Annual Performance1,2  as of June 30, 2010

			Since Inception
	1 year	5 years	8/30/2001	9/24/2001[4]

Average annual return with sales charge (POP)
Class A	20.09%	4.69%	5.57%	—

Class B	19.56%	4.53%	5.34%	—

Class C	23.67%	4.84%	5.32%	—
Average annual return without sales charge (NAV)
Class A	25.47%	5.60%	6.09%	—

Class B	24.56%	4.82%	5.34%	—

Class C	24.67%	4.84%	5.32%	—

Class R	25.12%	5.35%	—	6.53%

Class Y	25.75%	5.87%	6.38%	—

Barclays Capital High Yield 2% Issuer Capped Index[3]	26.66%	7.22%	8.26%	9.20%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The fund invests in lower-rated and non-rated securities which present a greater risk of loss to principal and interest than higher-rated securities.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.42%, 2.17%, 2.17%, 1.67%, and 1.17%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 1.10%, 1.85%, 1.85%, 1.35%, and 0.85%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,5  as of June 30, 2010

High Income Bond Fund, Class A (NAV)	$16,863

High Income Bond Fund, Class A (POP)	$16,147

Barclays Capital High Yield 2% Issuer Capped Index[3]	$20,152

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 8/30/2001 to 6/30/2010) as compared to the Barclays Capital High Yield 2% Issuer Capped Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index that covers the universe of fixed-rate, dollar denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%.

[4]	The performance since inception of the index is calculated from the month end following the inception of the class.

[5]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

8   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Inflation Protected Securities Fund

Investment Objective: providing total return while providing protection against inflation

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Inflation Protected Securities Fund (the “fund”), Class Y shares, returned 10.92% for the fiscal year ended June 30, 2010 (Class A shares returned 10.62% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital U.S. TIPS Index*, returned 9.52% for the same period.

What were the general economic and market conditions during the fiscal year?
The economy returned to growth and financial markets solidified and extended their sharp recovery from the height of the financial crisis. In the second half of 2009, financial conditions continued to normalize, supported by significantly improved conditions at large banks, and strong corporate earnings and cash flow. Most large U.S. banks repaid government Troubled Asset Relief Program (TARP) support funds ahead of schedule and at significant profit to taxpayers, readily accessing private capital markets for both equity and debt. Low interest rates and federal programs supported the housing market even as foreclosures continued to climb. Employment conditions improved, albeit haltingly. Federal Reserve support programs helped ease financial conditions and have since been largely eliminated, with growth being increasingly driven by private demand. Fiscal stimulus policies in the U.S., China, and elsewhere – key drivers of growth early in the period – have begun to be scaled back or expire, prompting concerns about the durability of economic recovery.

As 2010 unfolded, market concerns focused on debt sustainability issues for sovereign states, particularly in Europe, highlighted by the Greek debt crisis. The crisis came to a peak the second quarter of 2010, resulting in a $1 trillion support facility created by the European Union. Sovereign debt fears combined with uncertainty surrounding China policy shifts, financial reform legislation, and the gulf oil spill drove an increase in market risk premiums for equities and corporate bonds, and drove interest rates to low levels as the period came to a close. Despite these economic and market pressures late in the period, fixed-income markets, particularly corporate bonds and other non-government sectors, posted strong returns during the fiscal year. The broad improvement in fundamental factors and normalization of market liquidity helped corporates, high yield, and securitized assets outperform. Interest rates moved significantly lower, with the largest declines in intermediate maturities. The U.S. dollar generally declined amid resumption of global activity and normalization of capital flows, however the euro and British pound declined significantly amid financial stress and economic and policy uncertainty.

How did market conditions and investment strategies affect the fund’s performance?
An economic recovery, driven by significant government stimulus plans, caused all risk assets to perform well. The fund had an allocation to non-government sectors and benefited substantially from the economic and financial conditions during the period. Specifically, positions in high-yield corporate bonds and securitized debt drove investment returns as these securities recovered from their distressed prices of late 2008 and early 2009. Strong fundamental credit analysis and trading conviction helped the fund avoid permanent impairments that provided the basis for the recovery in fund holdings and returns from issue selection. The fund was successful in its tactical duration strategy during the period, taking advantage of extreme shifts in sentiment that saw rates traverse a wide range. Our strategy to benefit from differences between Treasury Inflation-Protected Securities (TIPS) and Treasury yields centered on a view that TIPS could perform on a recovery of inflation risk premium but would ultimately be capped by still declining core inflation. This proved to be a drag on fund returns as TIPS delivered a much stronger performance than expected. Our positioning for a steeper yield curve was productive for most of the fiscal year, as both investors’ preference for safety and aversion for interest rate risk benefited the front end of the Treasury curve, while increasingly poor sponsorship of the Treasury market, particularly at ever-richer yield levels, punished the longer maturities.

What strategic moves were made by the fund and why?
Continued improvement of fundamental economic conditions and substantial gains in corporate balance sheet health and cash flow dynamics have supported our ongoing overweight to risk assets in the fixed-income sector. For most of the period, we were positioned with a meaningful allocation to credit and securitized sectors given the unique opportunity the market offered in 2009. When the prices of these assets recovered, we opportunistically reduced our exposure to these sectors to better reflect the return opportunity from here and to lock in some gains. Additionally, we have reduced issuer-specific weights and sub-sector weights within the broad credit sectors. We have also looked to move into the highest-rated securities of specific issuers; a move that recognizes the large relative recovery of lower-quality securities at the issuer level. In addition, the significant recovery across the mortgage and securitized sectors provided us with an opportunity to reduce positions in non-agency and commercial mortgage-backed securities.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   9

Inflation Protected Securities Fund

Looking forward, we anticipate a sustained, though moderate economic growth and generally favorable developments in the global factors that have recently caused concern for the markets. Although moderate, the economic expansion and ongoing liquidity conditions should be sufficient to cause most non-Treasury securities to outperform. Spreads available in these sectors continue to reflect a risk premium that offer an attractive compensation to investors.

We anticipate that TIPS should trade directionally with rates and risk, doing better if yields rise and risk assets perform. We think that near-term Consumer Price Index adjustments may be quite modest; as such, we favor TIPS with longer maturities. We are positioned short to the benchmark in duration, looking for rates to correct higher as fears subside about a double-dip economic recession and deflation.

 Sector Allocation as of June 30, 20101  (% of net assets)

U.S. Government & Agency Securities	87.7%
Corporate Bonds	5.8
Asset-Backed Securities	3.2
Municipal Bond	0.4
Collateralized Mortgage Obligation – Private Mortgage-Backed Security	0.4
Preferred Stocks	0.2
Exchange-Traded Fund	0.1
Convertible Security	0.1
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	0.0
Short-Term Investments	2.2
Other Assets and Liabilities, Net[2]	(0.1)

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

10   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2   as of June 30, 2010

			Since Inception
	1 year	5 years	10/01/2004

Average annual return with sales charge (POP)
Class A	5.87%	3.48%	3.94%

Class C	8.76%	3.58%	3.90%

Average annual return without sales charge (NAV)
Class A	10.62%	4.39%	4.72%

Class C	9.76%	3.58%	3.90%

Class R	10.32%	4.15%	4.48%

Class Y	10.92%	4.63%	4.96%

Barclays Capital U.S. TIPS Index[3]	9.52%	4.98%	5.36%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The fund invests in lower-rated and nonrated securities, which present a greater risk of loss to principal and interest than higher-rated securities.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares was 1.10%, 1.84%, 1.35%, and 0.85%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares do not exceed 0.85%, 1.60%, 1.10%, and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4   as of June 30, 2010

Inflation Protected Securities Fund, Class A (NAV)	$13,032

Inflation Protected Securities Fund, Class A (POP)	$12,483

Barclays Capital U.S. TIPS Index[3]	$13,497

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/01/2004 to 6/30/2010) as compared to the Barclays Capital U.S. TIPS Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity, at least $250 million par amount outstanding, and are investment-grade rated (Baa or better).

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   11

Intermediate Government Bond Fund

Investment Objective: providing current income that is exempt from state income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Intermediate Government Bond Fund (the “fund”), Class Y shares, returned 5.66% for the fiscal year ended June 30, 2010 (Class A shares returned 5.50% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital Intermediate Government Bond Index*, returned 5.68% for the same period.

What were the general economic and market conditions during the fiscal year?
The economy returned to growth and financial markets solidified and extended their sharp recovery from the height of financial crisis. In the second half of 2009, financial conditions continued to normalize, supported by significantly improved conditions at large banks and strong corporate earnings and cash flow. Most large U.S. banks repaid government Troubled Asset Relief Program (TARP) support funds ahead of schedule and at significant profit to taxpayers, readily accessing private capital markets for both equity and debt. Low interest rates and federal programs supported the housing market even as foreclosures continued to climb. Employment conditions improved, albeit haltingly. Federal Reserve support programs helped ease financial conditions and have since been largely eliminated, with growth being increasingly driven by private demand. Fiscal stimulus policies in the U.S., China, and elsewhere – key drivers of growth early in the period – have begun to be scaled back or expire, prompting concerns about the durability of economic recovery.

As 2010 unfolded, market concerns focused on debt sustainability issues for sovereign states, particularly in Europe, highlighted by the Greek debt crisis. The crisis came to a peak the second quarter of 2010, resulting in a $1 trillion support facility created by the European Union. Sovereign debt fears combined with uncertainty surrounding China policy shifts, financial reform legislation, and the Gulf oil spill to drive an increase in market risk premiums for equities and corporate bonds and drove interest rates to low levels as the period came to a close. Despite these economic and market pressures late in the period, fixed income markets, particularly corporate bonds and other non-government sectors, posted strong returns during the fiscal year. The broad improvement in fundamental factors and normalization of market liquidity helped corporates, high yield, and securitized assets outperform. Interest rates moved significantly lower, with the largest declines in intermediate maturities. The U.S. dollar generally declined amid resumption of global activity and normalization of capital flows, however the euro and British pound declined significantly amid financial stress and economic and policy uncertainty.

How did market conditions and investment strategies affect the fund’s performance?
An economic recovery, driven by significant government stimulus plans, caused all risk assets to perform well. The fund had an allocation to non-government sectors and benefited substantially from the economic and financial conditions during the period. Specifically, positions in agency debt, mortgage-backed securities and other securitized debt drove investment returns as these securities recovered from their distressed prices of late 2008 and early 2009. Strong fundamental credit analysis and trading conviction helped the fund avoid permanent impairments that provided the basis for the recovery in fund holdings and returns from issue selection. The fund was successful in its tactical duration strategy during the period, taking advantage of extreme shifts in sentiment that saw rates traverse a wide range. Our positioning for a steeper yield curve was productive for most of the fiscal year, as both investors’ preference for safety and aversion to interest rate risk benefited the front end of the Treasury curve, while increasingly poor sponsorship of the Treasury market, particularly at ever-richer yield levels, punished the longer maturities.

What strategic moves were made by the fund and why?
Continued improvement of fundamental economic conditions has supported our ongoing allocation to risk assets in the fixed-income sector. For most of the period, we were positioned with a meaningful allocation to agency and securitized sectors given the unique opportunity the market offered in 2009. Given the remarkable recovery in the prices of these assets, we opportunistically reduced our exposure to these sectors to better reflect the return opportunity from here and to lock in some gains. In addition, the significant recovery across the mortgage and securitized sectors provided us with an opportunity to reduce positions in non-agency and commercial mortgage-backed securities.

Looking forward, we anticipate a sustained, though moderate economic growth and generally favorable developments in the global factors that have recently caused concern for the markets. Although moderate, the economic expansion and ongoing liquidity conditions should be sufficient to cause most non-Treasury securities to outperform. Spreads available in these sectors continue to reflect a risk premium that offers an attractive compensation to investors.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

12   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

We are positioned short to the benchmark in duration, looking for rates to correct higher as fears subside about a double-dip economic recession and deflation.

 Sector Allocation as of June 30, 20101  (% of net assets)

U.S. Government & Agency Securities	54.7%
U.S. Government Agency Mortgage-Backed Securities	24.0
Asset-Backed Securities	8.5
Corporate Bonds	3.9
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	3.8
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	3.3
Short-Term Investments	1.3
Other Assets and Liabilities, Net[2]	0.5

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   13

Intermediate Government Bond Fund

 Annual Performance1,2  as of June 30, 2010

			Since Inception
	1 year	5 years	10/25/2002	10/28/2009

Average annual return with sales charge (POP)
Class A	3.12%	4.28%	3.61%	—

Class C	—	—	—	2.00%

Average annual return without sales charge (NAV)
Class A	5.50%	4.75%	3.92%	—

Class C	—	—	—	3.00%

Class R	—	—	—	3.34%

Class Y	5.66%	4.90%	4.07%	—

Barclays Capital Intermediate Government Bond Index[3]	5.68%	5.31%	4.52%	5.83%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares was 1.16%, 1.91%, 1.41%, and 0.91%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, Class R, and Class Y shares do not exceed 0.75%, 1.60%, 1.10%, and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Intermediate Government Bond Fund, Class A (NAV)	$13,434

Intermediate Government Bond Fund, Class A (POP)	$13,132

Barclays Capital Intermediate Government Bond Index[3]	$14,047

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 10/25/2002 to 6/30/2010) as compared to the Barclays Capital Intermediate Government Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	The Barclays Capital Intermediate Government Bond Index is an unmanaged index comprised of 70% U.S. Treasury securities and 30% agency securities, all with remaining maturities of between one and ten years.

[4]	Performance for Class C, Class R, and Class Y shares is not presented. Performance for these classes will vary due to the different expense structures.

14   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Term Bond Fund

Investment Objective: providing current income to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Intermediate Bond Fund (the “fund”), Class Y shares, returned 13.87% for the fiscal year ended June 30, 2010 (Class A shares returned 13.64% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index* returned 8.29% for the same period.

What were the general economic and market conditions during the fiscal year?
The economy returned to growth and financial markets solidified and extended their sharp recovery from the height of financial crisis. In the second half of 2009, financial conditions continued to normalize, supported by significantly improved conditions at large banks and strong corporate earnings and cash flow. Most large U.S. banks repaid government Troubled Asset Relief Program (TARP) support funds ahead of schedule and at significant profit to taxpayers, readily accessing private capital markets for both equity and debt. Low interest rates and federal programs supported the housing market even as foreclosures continued to climb. Employment conditions improved, albeit haltingly. Federal Reserve support programs helped ease financial conditions and have since been largely eliminated, with growth being increasingly driven by private demand. Fiscal stimulus policies in the U.S., China and elsewhere – key drivers of growth early in the period – have begun to be scaled back or expire, prompting concerns about the durability of economic recovery.

As 2010 unfolded, market concerns focused on debt sustainability issues for sovereign states, particularly in Europe, highlighted by the Greek debt crisis. The crisis came to a peak the second quarter of 2010, resulting in a $1 trillion support facility created by the European Union. Sovereign debt fears combined with uncertainty surrounding China policy shifts, financial reform legislation, and the gulf oil spill to drive an increase in market risk premiums for equities and corporate bonds, and drove interest rates to low levels as the period came to a close. Despite these economic and market pressures late in the period, fixed-income markets, particularly corporate bonds and other non-government sectors, posted strong returns during the fiscal year. The broad improvement in fundamental factors and normalization of market liquidity helped corporates, high yield, and securitized assets outperform. Interest rates moved significantly lower, with the largest declines in intermediate maturities. The U.S. dollar generally declined amid resumption of global activity and normalization of capital flows; however, the euro and British pound declined significantly amid financial stress and economic and policy uncertainty.

How did market conditions and investment strategies affect the fund’s performance?
An economic recovery, driven by significant government stimulus plans, caused all risk assets to perform well. The fund was positioned with a significant overweight to non-government sectors and benefited substantially from the economic and financial conditions during the period. Overweight positions to corporate bonds (especially in the financial sector) and securitized debt drove investment returns as these securities recovered from their distressed prices of late 2008 and early 2009. Strong fundamental credit analysis and trading conviction helped the fund avoid permanent impairments that provided the base for the recovery in fund holdings and returns from issue selection. During much of the period, the portfolio was defensively positioned for rising interest rates. This positioning detracted from fund performance as interest rates declined, particularly late in the period.

What strategic moves were made by the fund and why?
Continued improvement of fundamental economic conditions and substantial gains in corporate balance sheet health and cash flow dynamics have supported our ongoing overweight to risk assets in the fixed-income sector. For most of the period, we were positioned with a substantial overweight to credit and securitized sectors — given the unique opportunity the market offered in 2009. Given the remarkable recovery in the prices of these assets, we opportunistically reduced our exposure to these sectors to better reflect the return opportunity from here and to lock in some gains. Additionally, we have reduced issuer-specific weights and sub-sector weights within the broad credit sectors. We have also looked to move into the highest-rated securities of specific issuers; a move that recognizes the large relative recovery of lower-quality securities at the issuer level. In addition, the significant recovery across the mortgage and securitized sectors provided us with an opportunity to reduce positions in non-agency and commercial mortgage-backed securities. During the year, the fund remained significantly underweight Treasury securities, as they offered poor value in our assessment. Portfolio interest rate sensitivity remained defensive at the end of the period, given the low level of Treasury yields.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   15

Intermediate Term Bond Fund

Looking forward, we anticipate a sustained, although moderate economic growth and generally favorable developments in the global factors that have recently caused concern for the markets. Although moderate, the economic expansion and ongoing liquidity conditions should be sufficient to cause most non-Treasury securities to outperform. Yields and spreads available in these sectors continue to reflect a substantial risk premium that offer attractive compensation to investors.

 Sector Allocation as of June 30, 20101  (% of net assets)

Corporate Bonds	52.2%
Asset-Backed Securities	19.9
U.S. Government & Agency Securities	9.3
U.S. Government Agency Mortgage-Backed Securities	7.9
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	7.5
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	2.6
Municipal Bond	0.2
Preferred Stock	0.0
Short-Term Investments	0.8
Other Assets and Liabilities, Net[2]	(0.4)

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

16   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2  as of June 30, 2010

	1 year	5 years	10 years

Average annual return with sales charge (POP)
Class A	11.06%	4.48%	5.24%

Average annual return without sales charge (NAV)
Class A	13.64%	4.95%	5.48%

Class Y	13.87%	5.10%	5.65%

Barclays Capital Intermediate Government/Credit Bond Index[3]	8.29%	5.26%	6.06%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A and Class Y shares was 1.02% and 0.77%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A and Class Y shares do not exceed 0.85% and 0.70%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Intermediate Term Bond Fund, Class A (NAV)	$17,044

Intermediate Term Bond Fund, Class A (POP)	$16,662

Barclays Capital Intermediate Government/Credit Bond Index[3]	$18,015

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Intermediate Government/Credit Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. In each case with maturities of one to 10 years.

[4]	Performance for Class Y shares is not presented. Performance for this class will vary due to the different expense structure.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   17

Short Term Bond Fund

Investment Objective: providing current income while maintaining a high degree of principal stability

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Short Term Bond Fund (the “fund”), Class Y shares, returned 6.92% for the fiscal year ended June 30, 2010 (Class A shares returned 6.77% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index*, returned 3.77% for the same period.

What were the general economic and market conditions during the fiscal year?
Policy initiatives to stabilize the financial sector and revive the economy took hold as 2009 progressed, leading to a return of investor confidence and a modest recovery in the domestic economy. Improved capital market access gave many large banks the ability to raise equity and debt in order to repay government Troubled Asset Relief Program (TARP) support funds at a profit to taxpayers. As the expansion appeared to be self-sustaining, most of these programs have been largely eliminated. Inventories were rebuilt from the credit crunch-induced low levels, corporate earnings surprised to the upside, payrolls grew at a modest pace, and consumer spending recovered. Even housing showed signs of life, though concerns of a renewed bout of weakness mounted due to poor sales numbers after expiration of the first-time homebuyer credit.

Financial markets remained volatile as 2009 progressed, but risk taking re-emerged as the uncertainty surrounding the U.S. economy subsided. Broad improvement in fundamentals and liquidity enabled non-government bonds to recover steadily throughout 2009. Investors who accumulated large cash positions during the financial crisis moved off the sidelines, hastening the recovery in fixed-income markets to where many risk premiums approached pre-Lehman bankruptcy levels in early 2010. This spread rally proved to be somewhat short lived, however, as new market headwinds surfaced due to the European sovereign debt crisis, financial reform, the gulf oil spill, and a soft patch in domestic growth. Accordingly, many bond market sectors lagged the strong performance posted by Treasuries, which rallied hard given macro concerns and a flight to quality. Still, fixed-income assets such as corporate bonds, commercial mortgage securities, asset-backed securities, and non-agency mortgage securities posted incredibly strong results during the fiscal year, outperforming Treasuries by hundreds, if not thousands, of basis points.

How did market conditions and investment strategies affect the fund’s performance?
Fund performance was solid over the fiscal year, with returns well ahead of benchmark and strong peer group results. With a historical emphasis on high-quality, transparent assets, the fund came through the credit crisis well and investment results were boosted by avoiding significant permanent impairments in both its structured asset and corporate debt holdings. As demand for high-quality assets increased through 2009, most of the fund’s holdings saw valuations returning to pre-crisis levels. We also added significantly to both our short structured assets and corporate bond holdings throughout the year at historically cheap levels in both the new issue and secondary markets. Overall, our underweights to government-related sectors and overweights to other high-quality securities accounted for the majority of our outperformance relative to the benchmark.

What strategic moves were made by the fund and why?
With short-term interest rates at extremely low levels, we have positioned the duration of the fund at the absolute short end of the one-to-three year range allowed by policy. Though we don’t expect an imminent or meaningful rise in rates, we don’t see any significant downside to this conservative posture and expect that this strategy will pay off over the balance of 2010 and 2011 and will be a key factor in managing downside risk associated with higher interest rates. Along the same lines, we have added meaningfully to extremely high-quality floating rate securities, which we believe offer significant yield advantages over cash while limiting an increase in interest rate risk. Though we remain underweight in high-quality government securities relative to the fund’s benchmark (which we believe will boost portfolio income), we have scaled back risk levels in portions of the structured assets sectors as valuation targets were achieved. We have, however, maintained a diversified overweight within the high-grade corporate bond sector and have selectively added a small amount of high-yield bonds to the portfolio as we believe this sector is poised to continue to perform well into 2011 as corporate balance sheets continue to improve and default rates drop.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

18   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Sector Allocation as of June 30, 20101    (% of net assets)

Corporate Bonds	40.1%
Asset-Backed Securities	25.1
U.S. Government Agency Mortgage-Backed Securities	11.7
U.S. Government & Agency Securities	8.0
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	7.9
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	2.4
Short-Term Investments	4.2
Other Assets and Liabilities, Net[2]	0.6

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   19

Short Term Bond Fund

 Annual Performance1,2  as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	10/28/2009

Average annual return with sales charge (POP)
Class A	4.39%	3.50%	3.90%	—

Class C	—	—	—	0.90%
Average annual return without sales charge (NAV)
Class A	6.77%	3.97%	4.14%	—

Class C	—	—	—	1.90%

Class Y	6.92%	4.12%	4.30%	—

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index[3]	3.77%	4.52%	4.76%	3.08%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

The fund invests in lower-rated and non-rated securities which present a greater risk of loss to principal and interest than higher-rated securities.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (before waivers and including any acquired fund fees and expenses) for Class A, Class C, and Class Y shares was 1.07%, 1.82%, and 0.82%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding any acquired fund fees and expenses) for Class A, Class C, and Class Y shares do not exceed 0.75%, 1.60%, and 0.60%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4  as of June 30, 2010

Short Term Bond Fund, Class A (NAV)	$15,003

Short Term Bond Fund, Class A (POP)	$14,659

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index[3]	$15,921

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index of one-to-three-year U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

[4]	Performance for Class C and Class Y shares are not presented. Performance for these class will vary due to the different expense structure.

20   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Total Return Bond Fund

Investment Objective: providing high level of current income consistent with prudent risk to capital

How did the fund perform for the fiscal year ended June 30, 2010?
The First American Total Return Bond Fund (the “fund”), Class Y shares, returned 20.31% for the fiscal year ended June 30, 2010 (Class A shares returned 20.08% without taking the sales charge into account). By comparison, the fund’s benchmark, the Barclays Capital Aggregate Bond Index*, returned 9.50% for the same period.

What were the general economic and market conditions during the fiscal year?
Policy initiatives to stabilize the financial sector and revive the economy took hold as 2009 progressed, leading to a return of investor confidence and a modest recovery in the domestic economy. Improved capital market access gave many large banks the ability to raise equity and debt in order to repay government Troubled Asset Relief Program (TARP) support funds at a profit to taxpayers. As the expansion appeared to be self-sustaining, most of these programs have been largely eliminated. Inventories were rebuilt from the credit crunch-induced low levels, corporate earnings surprised to the upside, payrolls grew at a modest pace, and consumer spending recovered. Even housing showed signs of life, though concerns of a renewed bout of weakness mounted due to poor sales numbers after expiration of the first-time homebuyer credit.

Financial markets remained volatile as 2009 progressed, but risk taking re-emerged as the uncertainty surrounding the U.S. economy subsided. Broad improvement in fundamentals and liquidity enabled non-government bonds such as corporates, high yield, and securitized assets to recover steadily throughout 2009. Investors who accumulated large cash positions during the financial crisis moved off the sidelines, further supporting the bond market as many risk premiums approached pre-Lehman bankruptcy levels in early 2010. Yield spreads reversed, however, as new market headwinds surfaced due to the European sovereign debt crisis, policy uncertainty in China, financial reform legislation, the gulf oil spill, and a soft patch in domestic growth. The resulting flight-to-quality drove interest rates significantly lower, with the largest declines in intermediate maturities. The U.S. dollar generally declined amid resumption of global activity and normalization of capital flows; however, the euro and British pound declined significantly due in part to sovereign debt concerns and economic and policy uncertainty. Despite these economic and market pressures late in the period, corporate bonds, commercial mortgage securities, asset-backed securities, and non-agency mortgage securities posted incredibly strong results during the fiscal year, outperforming Treasuries by hundreds, if not thousands, of basis points.

How did market conditions and investment strategies affect the fund’s performance?
The fund was positioned with a significant overweight to non-government sectors and benefitted substantially from the recovery in economic and financial conditions during the period. Overweight positions in investment-grade corporate bonds (particularly in the financial sector), securitized debt, and high-yield corporates were key drivers of performance. Continued strong fundamental underwriting and credit analysis helped the fund avoid credit problems in both corporates and securitized sectors, and this lack of permanent impairments provided further basis for a strong recovery in fund holdings and returns from issue selection. The portfolio’s weightings in emerging markets and foreign-currency denominated holdings also added to performance. During much of the period, the portfolio was defensively positioned for rising interest rates. This positioning detracted from fund performance as interest rates declined, particularly late in the fiscal year.

What strategic moves were made by the fund and why?
Continued improvement of fundamental economic conditions and substantial gains in corporate balance sheets and cash flow dynamics has supported our ongoing overweight to the sector. Nonetheless, as valuations for corporates began to normalize, particularly in early 2010, we took the opportunity to reduce positions in corporate bonds and emerging market debt, lowering exposure and locking in some prior gains. In addition, the significant recovery across the mortgage and securitized sectors provided us with an opportunity to reduce positions in non-agency and commercial mortgage-backed securities. During the period, we took advantage of a weakening in high yield to add to the sector. The fund’s position in high-quality, short-maturity asset-backed securities was increased during the period, given the improving credit and attractive yields in the sector. We continue to see significant value in foreign markets, particularly in fiscally stable, growth-oriented countries, such as Canada and Australia, and we added to these during the year. During the period, the fund remained significantly underweight Treasury and mortgage-backed securities, as these sectors have offered poor value in our assessment. Portfolio interest rate sensitivity remained defensive at the end of the period, given the low level of Treasury yields. Looking forward, we anticipate sustained, though moderate economic growth and generally favorable developments in the global factors that have recently caused concern for the markets.

*	Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   21

Total Return Bond Fund

Although moderate, the economic expansion and ongoing liquidity conditions should be sufficient to cause most non-Treasury securities to outperform. Yields and spreads available in these sectors continue to reflect a substantial risk premium and thus offer attractive compensation to investors.

 Sector Allocation as of June 30, 20101  (% of net assets)

Corporate Bonds	61.0%
Asset-Backed Securities	14.0
U.S. Government Agency Mortgage-Backed Securities	11.8
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	4.4
U.S. Government & Agency Securities	3.4
Preferred Stocks	0.4
Municipal Bond	0.2
Closed-End Funds	0.1
Short-Term Investments	5.2
Other Assets and Liabilities, Net[2]	(0.5)

100.0%

[1]	Sector allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See footnote 2 below and the fund’s Schedule of Investments for derivatives held as of June 30, 2010.

[2]	Investments typically comprise substantially all of the fund’s net assets. Other assets and liabilities include receivables and payables on derivative instruments based on mark-to-market adjustments as well as receivables for items such as income earned but not yet received and payables for items such as fund expenses incurred but not yet paid.

22   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Annual Performance1,2   as of June 30, 2010

				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	15.10%	4.82%	6.08%	—

Class B	14.22%	4.59%	5.72%	—

Class C	18.13%	4.93%	5.73%	—

Average annual return without sales charge (NAV)
Class A	20.21%	5.74%	6.55%	—

Class B	19.22%	4.92%	5.72%	—

Class C	19.13%	4.93%	5.73%	—

Class R	19.47%	5.40%	—	5.73%

Class Y	20.31%	5.98%	6.80%	—

Barclays Capital Aggregate Bond Index[3]	9.50%	5.54%	6.47%	5.65%

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.3863.

[1]	Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge (“CDSC”) for Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0.0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The fund invests in lower-rated and nonrated securities, which present a greater risk of loss to principal and interest than higher-rated securities.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The fund may also invest in foreign securities. International investment involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices.

As of the most recent prospectus, the fund’s total annual operating expense ratio (including acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares was 1.14%, 1.89%, 1.89%, 1.39%, and 0.89%, respectively. The advisor has contractually agreed to waive fees and reimburse other fund expenses through at least October 31, 2010 so that total annual fund operating expenses (after all waivers and excluding acquired fund fees and expenses) for Class A, Class B, Class C, Class R, and Class Y shares do not exceed 0.89%, 1.75%, 1.75%, 1.25%, and 0.75%, respectively. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2010, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the fund’s board of directors.

 Value of $10,000 Investment1,2,4   as of June 30, 2010

Total Return Bond Fund, Class A (NAV)	$18,855

Total Return Bond Fund, Class A (POP)	$18,050

Barclays Capital Aggregate Bond Index[3]	$18,714

This chart illustrates the total value of an assumed $10,000 investment in the fund’s Class A shares (from 6/30/2000 to 6/30/2010) as compared to the Barclays Capital Aggregate Bond Index3.

[2]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

[3]	An unmanaged index comprised of mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the unive rse of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.
[4]	Performance for Class B, Class C, Class R, and Class Y shares is not presented. Performance of these classes will vary due to the different expense structures.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   23

Expense Examples

As a shareholder of one or more of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested in a fund at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses
For each class of each fund, two lines are presented in the table below — the first line for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular fund and class, to estimate the expenses that you paid over the period. Simply divide your account value in the fund and class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the tables for each class of each fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 Core Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,045.60	$4.77

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

Class B Actual[2]	$1,000.00	$1,042.20	$8.61

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.50

Class C Actual[2]	$1,000.00	$1,041.90	$8.56

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.45

Class R Actual[2]	$1,000.00	$1,044.10	$6.08

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

Class Y Actual[2]	$1,000.00	$1,046.90	$3.50

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.94%, 1.69%, 1.69%, 1.20%, and 0.69% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 4.56%, 4.22%, 4.19%, 4.41%, and 4.69% for Class A, Class B, Class C, Class R, and Class Y, respectively.

24   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 High Income Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,028.50	$5.53

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class B Actual[2]	$1,000.00	$1,024.90	$9.29

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

Class C Actual[2]	$1,000.00	$1,026.10	$9.29

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

Class R Actual[2]	$1,000.00	$1,027.90	$6.79

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Class Y Actual[2]	$1,000.00	$1,031.00	$4.28

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 2.85%, 2.49%, 2.61%, 2.79%, and 3.10% for Class A, Class B, Class C, Class R, and Class Y, respectively.

 Inflation Protected Securities Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[4]	$1,000.00	$1,047.90	$4.32

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class C Actual[4]	$1,000.00	$1,043.40	$8.11

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00

Class R Actual[4]	$1,000.00	$1,046.70	$5.58

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class Y Actual[4]	$1,000.00	$1,049.10	$3.05

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85%, 1.60%, 1.10%, and 0.60% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2010 of 4.79%, 4.34%, 4.67%, and 4.91% for Class A, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   25

Expense Examples

 Intermediate Government Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,042.00	$3.80

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[2]	$1,000.00	$1,037.60	$8.08

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00

Class R Actual[2]	$1,000.00	$1,040.20	$5.56

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

Class Y Actual[2]	$1,000.00	$1,042.80	$3.04

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 4.20%, 3.76%, 4.02% and 4.28% for Class A, Class C, Class R, and Class Y, respectively.

 Intermediate Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[3] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[4]	$1,000.00	$1,041.80	$4.30

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

Class Y Actual[4]	$1,000.00	$1,042.70	$3.55

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

[3]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[4]	Based on the actual returns for the six-month period ended June 30, 2010 of 4.18% and 4.27% for Class A and Class Y, respectively.

 Short Term Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[5] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[6]	$1,000.00	$1,018.40	$3.75

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

Class C Actual[6]	$1,000.00	$1,013.10	$7.94

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95

Class Y Actual[6]	$1,000.00	$1,019.20	$3.00

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

[5]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.75%, 1.59% and 0.60% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[6]	Based on the actual returns for the six-month period ended June 30, 2010 of 1.84%, 1.31% and 1.92% for Class A, Class C and Class Y, respectively.

26   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

 Total Return Bond Fund

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (1/01/10 to
	Value (1/01/10)	Value (6/30/10)	6/30/10)

Class A Actual[2]	$1,000.00	$1,036.40	$4.49

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

Class B Actual[2]	$1,000.00	$1,032.20	$8.77

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70

Class C Actual[2]	$1,000.00	$1,031.30	$8.76

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70

Class R Actual[2]	$1,000.00	$1,034.50	$6.26

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

Class Y Actual[2]	$1,000.00	$1,037.20	$3.74

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.89%, 1.74%, 1.74%, 1.24%, and 0.74% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

[2]	Based on the actual returns for the six-month period ended June 30, 2010 of 3.64%, 3.22%, 3.13%, 3.45%, and 3.72% for Class A, Class B, Class C, Class R, and Class Y, respectively.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Core Bond, High Income Bond, Inflation Protected Securities, Intermediate Government Bond, Intermediate Term Bond, Short Term Bond, and Total Return Bond (series of First American Investment Funds, Inc.) (the “funds”) as of June 30, 2010, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above of First American Investment Funds, Inc. at June 30, 2010, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 23, 2010

28   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Schedule of Investments  June 30, 2010, all dollars are rounded to thousands (000)

Core Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 44.0%
Banking – 7.5%
Bank of America
5.625%, 07/01/2020	$6,810	$6,864
8.000%, 12/29/2049 Δ	6,225	6,013
Barclays Bank
5.125%, 01/08/2020 ¬	3,665	3,646
Citigroup
8.125%, 07/15/2039	3,500	4,175
Citigroup Capital XXI
8.300%, 12/21/2077 Δ	8,545	8,322
Fifth Third Bancorp
6.250%, 05/01/2013	2,620	2,850
First National Bank of Chicago
8.080%, 01/05/2018	1,211	1,355
HSBC Holdings
6.800%, 06/01/2038 ¬	6,370	6,865
JPMorgan Chase
5.150%, 10/01/2015	3,695	3,954
Series 1
7.900%, 04/29/2049 Δ ▼	9,800	10,101
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2066	2,510	2,400
JPMorgan Chase Capital XXII
Series V
6.450%, 01/15/2087	2,110	1,992
Lloyds TSB Bank
4.375%, 01/12/2015 ¬ ■	2,275	2,192
5.800%, 01/13/2020 ¬ ■	6,940	6,551
Sovereign Bank
8.750%, 05/30/2018	3,675	4,213
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	2,525	2,165
Wells Fargo
Series K
7.980%, 03/29/2049 Δ	6,630	6,829
Wells Fargo Bank
5.950%, 08/26/2036	3,415	3,477
Wells Fargo Capital X
5.950%, 12/15/2086	2,760	2,448
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	9,600	9,696

		96,108

Basic Industry – 4.1%
Arcelormittal
6.125%, 06/01/2018 ¬	6,200	6,485
Celulosa Arauco y Constitucion
5.625%, 04/20/2015 ¬ ▼	3,000	3,223
Georgia-Pacific
7.125%, 01/15/2017 ■	1,500	1,530
Incitec Pivot Finance
6.000%, 12/10/2019 ■	3,830	3,923
International Paper
8.700%, 06/15/2038	2,300	2,934
Newmont Mining
6.250%, 10/01/2039	6,000	6,548
Rio Tinto Finance U.S.A.
6.500%, 07/15/2018 ¬	3,385	3,858
Southern Copper
7.500%, 07/27/2035	2,640	2,849
6.750%, 04/16/2040	2,000	1,977
Teck Cominco Limited
6.125%, 10/01/2035 ¬	2,785	2,771
U.S. Steel
7.000%, 02/01/2018	3,595	3,555
Vale Overseas
5.625%, 09/15/2019 ¬	1,000	1,055
6.875%, 11/10/2039 ¬	3,895	4,069
Vedanta Resources
9.500%, 07/18/2018 ¬ ■	2,055	2,183
Yara International
7.875%, 06/11/2019 ¬ ■	5,000	5,984

		52,944

Brokerage – 2.2%
Bear Stearns
7.250%, 02/01/2018	3,750	4,379
Goldman Sachs Capital II
5.793%, 12/29/2049 ▼ Δ	2,415	1,823
Goldman Sachs Group
6.750%, 10/01/2037	3,685	3,613
Merrill Lynch
6.050%, 05/16/2016	9,935	10,266
Morgan Stanley
7.300%, 05/13/2019	2,450	2,635
Series MTN
6.625%, 04/01/2018	4,830	5,062

		27,778

Capital Goods – 0.2%
L-3 Communications
4.750%, 07/15/2020	3,190	3,214

Communications – 5.9%
AT&T
6.550%, 02/15/2039 ▼	5,530	6,194
British Sky Broadcasting
6.100%, 02/15/2018 ¬ ■	3,450	3,872
British Telecom
5.950%, 01/15/2018 ¬	5,345	5,574
CBS
5.750%, 04/15/2020	2,270	2,437
Comcast
6.300%, 11/15/2017	2,952	3,370
6.400%, 03/01/2040 ▼	1,565	1,685
DirecTV Holdings
5.200%, 03/15/2020	6,215	6,477
Embarq
7.082%, 06/01/2016	2,575	2,745
NBC Universal
6.400%, 04/30/2040 ■	3,060	3,269
New Communications Holdings
8.500%, 04/15/2020 ▼ ■	3,500	3,509
News America
6.900%, 03/01/2019 ▼	3,500	4,146
6.650%, 11/15/2037	3,590	4,029
Rogers Communications
6.800%, 08/15/2018 ¬	5,530	6,537
Sprint Nextel
6.000%, 12/01/2016 ▼	2,000	1,795
Telecom Italia Capital
7.175%, 06/18/2019 ¬	4,740	5,103
Telefonica Emisiones
7.045%, 06/20/2036 ¬ ▼	2,875	3,181
Time Warner Cable
8.750%, 02/14/2019	2,000	2,524
6.750%, 06/15/2039 ▼	2,410	2,662
Verizon Communications
6.900%, 04/15/2038	5,870	6,860

		75,969

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   29

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Consumer Cyclical – 2.3%
Home Depot
5.875%, 12/16/2036	$3,570	$3,660
International Game Technology
7.500%, 06/15/2019	3,000	3,484
J.C. Penney
5.650%, 06/01/2020	2,585	2,527
R.R. Donnelley & Sons
7.625%, 06/15/2020	1,990	1,973
Target
7.000%, 01/15/2038	4,285	5,474
Viacom
6.875%, 04/30/2036	4,105	4,647
Whirlpool
Series MTN
5.500%, 03/01/2013	4,905	5,253
Wyndham Worldwide
6.000%, 12/01/2016	2,000	1,940

		28,958

Consumer Non Cyclical – 3.8%
Altria Group
9.950%, 11/10/2038 ▼	6,055	7,955
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039 ■	3,850	5,065
Boston Scientific
4.500%, 01/15/2015	3,655	3,590
Bunge Limited Finance
8.500%, 06/15/2019	5,000	5,971
ConAgra Foods
7.000%, 04/15/2019	2,090	2,507
Constellation Brands
7.250%, 05/15/2017 ▼	1,000	1,014
General Mills
5.400%, 06/15/2040	3,780	4,019
HCA
9.250%, 11/15/2016	1,090	1,155
Kraft Foods
6.500%, 08/11/2017	3,455	4,013
6.500%, 02/09/2040	3,825	4,278
Lorillard Tobacco
8.125%, 06/23/2019	3,350	3,715
Smithfield Foods
Series B
7.000%, 08/01/2011 ▼	1,385	1,408
UnitedHealth Group
6.875%, 02/15/2038	3,185	3,601

		48,291

Electric – 2.1%
Dynegy Holdings
7.750%, 06/01/2019	1,825	1,261
Majapahit Holding
7.750%, 01/20/2020 ¬ ■	1,800	1,971
MidAmerican Energy Holdings
6.125%, 04/01/2036	5,185	5,709
Ohio Power
Series K
6.000%, 06/01/2016	4,100	4,643
Pacific Gas & Electric
5.400%, 01/15/2040 ▼	5,665	5,866
Transalta
6.650%, 05/15/2018 ¬	3,470	3,866
Virginia Electric Power
5.950%, 09/15/2017	2,880	3,315

		26,631

Energy – 3.9%
Anadarko Petroleum
6.200%, 03/15/2040	3,230	2,556
Canadian Oil Sands
7.750%, 05/15/2019 ¬ ■	4,690	5,658
Cenovus Energy
5.700%, 10/15/2019 ¬ ■	3,000	3,277
Cloud Peak Energy Resources
8.500%, 12/15/2019 ■	2,000	1,990
ConocoPhillips
6.500%, 02/01/2039	3,045	3,677
Forest Oil
7.250%, 06/15/2019	2,500	2,413
Marathon Oil
7.500%, 02/15/2019	2,500	2,998
Nexen
6.400%, 05/15/2037 ¬	3,475	3,624
Petrobras International Finance
6.875%, 01/20/2040 ¬	2,495	2,515
Petro-Canada
6.800%, 05/15/2038 ¬	3,235	3,712
Pride International
8.500%, 06/15/2019 ▼	1,000	1,038
Smith International
9.750%, 03/15/2019	3,180	4,328
Suncor Energy
6.100%, 06/01/2018 ¬	3,650	4,111
Valero Energy
6.125%, 02/01/2020	4,290	4,408
Weatherford International
7.000%, 03/15/2038 ¬	3,740	3,539

		49,844

Finance – 3.8%
American Express Credit
Series C
7.300%, 08/20/2013	2,230	2,525
Anglogold Holdings
6.500%, 04/15/2040 ¬	4,530	4,673
Capital One Bank
8.800%, 07/15/2019	5,780	7,216
Capital One Capital III
7.686%, 08/15/2036	2,755	2,590
Countrywide Financial
6.250%, 05/15/2016	4,390	4,576
Credit Agricole
6.637%, 05/29/2049 Δ ¬ ■	3,270	2,403
Discover Financial Services
10.250%, 07/15/2019	3,690	4,392
General Electric Capital
Series GMTN
6.000%, 08/07/2019	1,500	1,624
Series MTN
6.875%, 01/10/2039	4,915	5,427
International Lease Finance
6.375%, 03/25/2013	3,855	3,614
Rockies Express Pipeline
5.625%, 04/15/2020 ■	3,120	2,967
SLM
Series MTN
5.400%, 10/25/2011	2,010	1,998
Transcapitalinvest
5.670%, 03/05/2014 ¬ ■	4,995	5,091

		49,096

30   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Insurance – 3.8%
Allied World Assurance
7.500%, 08/01/2016 ¬	$4,805	$5,292
American International Group
8.175%, 05/15/2068 Δ	3,360	2,654
Genworth Financial
Series MTN
6.515%, 05/22/2018	3,940	3,793
Hartford Financial Services Group
6.625%, 03/30/2040	3,190	2,962
Series MTN
6.000%, 01/15/2019	5,860	5,912
Lincoln National
8.750%, 07/01/2019 ▼	4,795	5,876
6.050%, 04/20/2067 Δ	3,205	2,404
MetLife
6.750%, 06/01/2016	3,400	3,846
7.717%, 02/15/2019	860	1,024
MetLife Capital Trust IV
7.875%, 12/15/2067 Δ ■	3,735	3,586
Pacific Life Insurance
6.000%, 02/10/2020 ▼ ■	1,640	1,740
Prudential Financial
5.900%, 03/17/2036	2,500	2,370
Series MTN
6.625%, 12/01/2037	4,590	4,814
ZFS Finance USA Trust V
6.500%, 05/09/2067 Δ ■	2,755	2,466

		48,739

Natural Gas – 1.0%
Duke Energy
5.050%, 09/15/2019	3,430	3,657
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038	3,060	3,252
NGPL Pipeco
7.119%, 12/15/2017 ■	2,640	2,518
Transocean
6.000%, 03/15/2018 ¬ ▼	3,015	2,775

		12,202

Other Utility – 0.3%
American Water Capital
6.085%, 10/15/2017	3,105	3,424

Real Estate – 1.4%
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	3,310	3,426
Prologis – REIT
6.875%, 03/15/2020 ▼	5,995	5,666
Simon Property Group – REIT
5.650%, 02/01/2020	3,000	3,177
Vornado Realty – REIT
4.250%, 04/01/2015	5,700	5,667

		17,936

Technology – 0.1%
Avnet
5.875%, 06/15/2020	1,570	1,591

Transportation – 1.6%
American Airlines
10.375%, 07/02/2019	2,483	2,756
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	1,814	1,714
Delta Airlines
Series 2001-1, Class B
7.711%, 03/18/2013	2,100	2,079
Series 2002-1, Class G-1
6.718%, 07/02/2024	1,094	1,028
Erac USA Finance
6.375%, 10/15/2017 ■	2,945	3,315
Norfolk Southern
5.900%, 06/15/2019 ▼	5,000	5,748
Northwest Airlines
Series 2007-1, Class A
7.027%, 11/01/2019 ▼	2,086	1,982
United Airlines
Series 2007-1, Class A
6.636%, 01/02/2024	2,357	2,169

		20,791

Total Corporate Bonds
(Cost $523,711)		563,516

U.S. Government Agency Mortgage-Backed Securities – 22.6%
Adjustable Rate Δ – 2.2%
Federal Home Loan Mortgage Corporation Pool
2.722%, 05/01/2025, #846757	165	172
2.748%, 04/01/2029, #847190	932	974
2.961%, 03/01/2030, #847180	1,334	1,396
2.598%, 07/01/2030, #847240	1,633	1,704
2.574%, 06/01/2031, #846984	644	666
5.811%, 07/01/2036, #1K1238	6,219	6,622
Federal National Mortgage Association Pool
2.707%, 08/01/2030, #555843	3,655	3,816
2.700%, 03/01/2031, #545359	231	241
2.638%, 09/01/2033, #725553	1,334	1,393
5.246%, 11/01/2034, #735054	5,577	5,939
5.812%, 09/01/2037, #946441	4,948	5,289
Government National Mortgage Association Pool
3.625%, 08/20/2023, #008259	1	1

		28,213

Fixed Rate – 20.4%
Federal Home Loan Mortgage Corporation Pool
4.500%, 03/01/2018, #P10023	1,628	1,716
4.500%, 05/01/2018, #P10032	3,066	3,236
6.500%, 01/01/2028, #G00876	665	736
6.500%, 11/01/2028, #C00676	1,242	1,382
6.500%, 12/01/2028, #C00689	921	1,026
6.500%, 04/01/2029, #C00742	525	585
6.500%, 07/01/2031, #A17212	1,951	2,172
6.000%, 11/01/2033, #A15521	1,851	2,035
7.000%, 08/01/2037, #H09059	1,684	1,862
5.849%, 09/01/2037, #1G2163	4,701	5,023
7.000%, 09/01/2037, #H01292	964	1,065
Federal National Mortgage Association Pool
3.790%, 07/01/2013, #386314	10,167	10,638
5.500%, 02/01/2014, #440780	743	804
7.000%, 02/01/2015, #535206	190	203
7.000%, 08/01/2016, #591038	318	349
5.500%, 12/01/2017, #673010	2,019	2,188
6.000%, 10/01/2022, #254513	2,167	2,391
5.500%, 01/01/2025, #255575	5,443	5,918
7.000%, 04/01/2026, #340798	231	261
7.000%, 05/01/2026, #250551	250	283
6.000%, 08/01/2027, #256852	5,121	5,588
6.500%, 02/01/2029, #252255	1,171	1,307
6.500%, 12/01/2031, #254169	2,373	2,599

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   31

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

6.000%, 04/01/2032, #745101	$5,060	$5,455
7.000%, 07/01/2032, #254379	1,577	1,780
7.000%, 07/01/2032, #545813	674	763
7.000%, 07/01/2032, #545815	424	481
6.000%, 09/01/2032, #254447	2,404	2,652
6.000%, 03/01/2033, #688330	4,086	4,507
5.500%, 04/01/2033, #694605	5,021	5,415
6.500%, 05/01/2033, #555798	3,371	3,764
5.500%, 07/01/2033, #709446	6,385	6,886
5.500%, 10/01/2033, #555800	3,855	4,157
6.000%, 11/01/2033, #772130	331	364
6.000%, 11/01/2033, #772256	796	877
5.000%, 03/01/2034, #725248	2,449	2,604
5.000%, 03/01/2034, #725250	4,454	4,737
5.000%, 06/01/2034, #782909	1	1
6.500%, 06/01/2034, #735273	5,447	6,081
4.500%, 07/01/2034 «	12,900	13,370
6.000%, 10/01/2034, #781776	1,048	1,150
5.500%, 07/01/2036, #995112	16,714	18,000
6.000%, 08/01/2036, #885536	2,328	2,534
6.000%, 09/01/2036, #900555	4,421	4,861
5.500%, 04/01/2037, #918883	4,703	5,055
6.000%, 06/01/2037, #944340	2,990	3,249
6.500%, 08/01/2037, #256845	1,543	1,692
6.000%, 09/01/2037, #256890	3,089	3,331
5.000%, 03/01/2038, #973241	17,756	18,816
5.000%, 05/01/2038, #983077	3,220	3,412
5.500%, 05/01/2038, #889618	15,450	16,606
6.000%, 06/01/2038, #889706	535	581
5.500%, 07/01/2038, #985344	16,127	17,334
6.000%, 08/01/2038, #257307	3,723	4,043
6.000%, 10/01/2038, #993138	5,856	6,359
5.500%, 01/01/2039, #995258	9,558	10,274
4.500%, 12/01/2039, #932323	9,476	9,839
5.000%, 05/01/2040, #AD4375	14,963	15,854
Government National Mortgage Association Pool
7.500%, 11/15/2030, #537699	269	306

		260,557

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $295,754)		288,770

Asset-Backed Securities – 17.7%
Automotive – 3.0%
Bank of America Auto Trust
Series 2010-2, Class A3
1.310%, 07/15/2014	4,680	4,694
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	7,265	7,290
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	6,500	6,663
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	1,480	1,483
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	10,790	10,798
USAA Auto Owner Trust
Series 2008-1, Class A3
4.160%, 04/16/2012	797	802
Series 2010-1, Class A2
0.630%, 06/15/2012	5,000	4,997
World Omni Auto Receivables Trust
Series 2010-A, Class A2
0.700%, 05/15/2011	1,530	1,529

		38,256

Credit Cards – 2.6%
American Express Issuance Trust
Series 2005-1, Class C
0.680%, 08/15/2011 Δ	4,125	4,117
Bank of America Credit Card Trust
Series 2008-A1, Class A1
0.930%, 04/15/2013 Δ	3,000	3,005
Capital One Multi-Asset Execution Trust
Series 2006-14A, Class A
0.360%, 08/15/2013 Δ	3,900	3,898
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	5,000	5,147
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	5,185	5,964
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	4,150	4,148
Series 2008-A3, Class A3
5.100%, 10/15/2013	5,000	5,166
Discover Card Master Trust I
Series 2003-4, Class B2
0.780%, 05/15/2013 Δ	697	696
Series 2005-4, Class B1
0.600%, 06/18/2013 Δ	1,430	1,425

		33,566

Equipment Leases – 0.1%
GE Equipment Small Ticket
Series 2009-1, Class A1
0.382%, 11/15/2010 ■	1,193	1,193

Home Equity – 2.6%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	36	35
Countrywide Asset-Backed Certificates
Series 2003-SC1, Class M2
2.597%, 09/25/2023 Δ	766	455
Series 2007-1, Class 2A-1
0.397%, 07/25/2037 Δ	5,388	5,236
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	4,365	3,147
RBSSP Resecuritization Trust
Series 2009-10, Class 8A1
0.495%, 05/26/2036 Δ ■	4,818	4,555
Series 2009-11, Class 4A1
2.095%, 12/26/2037 Δ ■	1,805	1,796
Series 2009-8, Class 3A1
0.485%, 03/26/2037 Δ ■	1,790	1,747
Series 2009-9, Class 9A1
0.565%, 09/26/2037 Δ ■	5,918	5,473
Series 2010-4, Class 1A1
0.455%, 03/26/2036 Δ ■	7,534	6,508
Series 2010-4, Class 5A1
0.505%, 02/26/2037 Δ ■	5,203	4,758

		33,710

32   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Manufactured Housing – 0.2%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	$2,203	$2,251

Other – 9.0%
Banc of America Commercial Mortgage
Series 2004-5, Class A3
4.561%, 11/10/2041 Δ	6,515	6,652
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	6,640	6,979
Series 2007-T28, Class D
6.176%, 09/11/2042 Δ ■ ¥	3,165	1,102
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ
6.297%, 12/10/2049 Δ	3,095	1,923
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.397%, 07/15/2044 Δ	4,570	4,896
Series 2007-CD4, Class A2B
5.205%, 12/11/2049 ▼	4,700	4,837
Series 2007-CD5, Class A4
5.886%, 11/15/2044	620	628
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	4,225	4,215
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	1,967	1,966
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	727	727
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	7,815	8,008
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	6,000	6,077
Series 2005-C7, Class A2
5.103%, 11/15/2030	5,574	5,602
Series 2007-C7, Class AM
6.374%, 09/15/2045 Δ	4,775	3,884
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.330%, 07/12/2038 Δ ¥	3,102	2,075
Series 2008-C1, Class A4
5.690%, 02/12/2051	7,820	7,878
Morgan Stanley Capital I
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	4,485	4,591
Series 2007-HQ11, Class A4
5.447%, 02/12/2044 Δ	9,400	9,341
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	7,505	7,915
Small Business Administration
Series 2006-P10B, Class 1
5.681%, 08/10/2016	8,131	8,800
Series 2010-10A, Class 1
4.108%, 03/10/2020	7,000	7,112
Wachovia Bank Commercial Mortgage Trust
Series 2005-C19, Class A5
4.661%, 05/15/2044	9,660	9,941

		115,149

Utilities – 0.2%
PG&E Energy Recovery Funding
Series 2005-2, Class A2
5.030%, 03/25/2014	2,923	3,036

Total Asset-Backed Securities
(Cost $222,115)		227,161

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 5.6%
Adjustable Rate Δ – 1.6%
Federal Home Loan Mortgage Corporation
Series 2704, Class JF
0.900%, 05/15/2023	4,256	4,221
Series 2755, Class FN
0.800%, 04/15/2032	4,400	4,402
Series 3591, Class FP
0.950%, 06/15/2039	6,000	6,004
Federal National Mortgage Association
Series 2005-59, Class DF
0.547%, 05/25/2035	6,081	6,042

		20,669

Fixed Rate – 3.9%
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	25	27
Series 162, Class F
7.000%, 05/15/2021	71	79
Series 1790, Class A
7.000%, 04/15/2022	42	45
Series 188, Class H
7.000%, 09/15/2021	134	149
Series 2763, Class TA
4.000%, 03/15/2011	2,261	2,298
Series 2901, Class UB
5.000%, 03/15/2033	5,000	5,386
Series 6, Class C
9.050%, 06/15/2019	14	16
Federal National Mortgage Association
Series 1988-24, Class G
7.000%, 10/25/2018	30	34
Series 1989-44, Class H
9.000%, 07/25/2019	28	32
Series 1989-90, Class E
8.700%, 12/25/2019	4	5
Series 1990-102, Class J
6.500%, 08/25/2020	26	29
Series 1990-105, Class J
6.500%, 09/25/2020	229	259
Series 1990-30, Class E
6.500%, 03/25/2020	20	22
Series 1990-61, Class H
7.000%, 06/25/2020	23	25
Series 1990-72, Class B
9.000%, 07/25/2020	19	23
Series 1991-56, Class M
6.750%, 06/25/2021	76	81
Series 1992-120, Class C
6.500%, 07/25/2022	26	28

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   33

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Core Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series 2002-83, Class MD
5.000%, 09/25/2016	$4,354	$4,467
Series 2003-3, Class BC
5.000%, 02/25/2018	14,030	15,245
Series 2003-30, Class AE
3.900%, 10/25/2017	9,894	10,211
Series 2005-44, Class PC
5.000%, 11/25/2027	5,900	6,091
Series 2005-62, Class JE
5.000%, 06/25/2035	5,269	5,621

		50,173

Z-Bonds ☒ – 0.1%
Federal Home Loan Mortgage Corporation
Series 1118, Class Z
8.250%, 07/15/2021	44	51
Federal National Mortgage Association
Series 1991-134, Class Z
7.000%, 10/25/2021	158	181
Series 1996-35, Class Z
7.000%, 07/25/2026	751	847

		1,079

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $48,333)		71,921

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 4.4%
Adjustable Rate Δ – 1.4%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.480%, 05/17/2011 ■	7,120	7,076
Countrywide Home Loans
Series 2004-2, Class 2A1
5.281%, 02/25/2034	1,555	1,562
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.896%, 02/25/2048 ■	1,835	1,842
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.820%, 03/25/2035	1,489	1,034
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.627%, 04/25/2047	3,647	2,042
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.935%, 01/25/2037	1,026	230
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-11, Class A
3.128%, 08/25/2034	363	305
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
3.522%, 10/20/2035	5,291	4,057
Washington Mutual
Series 2007-HY2, Class 3A2
5.796%, 09/25/2036	1,713	296

		18,444

Fixed Rate – 3.0%
Banc of America Funding
Series 2007-4, Class 1A2
5.500%, 06/25/2037 ¥	1,784	619
Banc of America Mortgage Securities
Series 2003-6, Class 1A30
4.750%, 08/25/2033	267	267
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	926	929
Series 2004-J1, Class 1A1
6.000%, 02/25/2034	512	524
Series 2006-19CB, Class A15
6.000%, 08/25/2036	2,629	2,022
Credit Suisse First Boston Mortgage Securities
Series 2003-8, Class DB1
6.248%, 04/25/2033	4,076	3,646
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	2,949	2,617
Series 2010-1, Class A
4.250%, 07/25/2040 ■	5,785	5,771
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.848%, 03/25/2043 ¥	738	511
JPMorgan Chase Commercial Mortgage Securities
Series 2007-CB18, Class A4
5.440%, 06/12/2047 ▼	6,280	6,272
Lehman Brothers Mortgage Trust
Series 2008-6, Class 1A1
6.420%, 07/25/2047	2,509	2,362
Master Alternative Loans Trust
Series 2004-1, Class 3A1
7.000%, 01/25/2034	1,005	1,019
Series 2005-2, Class 1A3
6.500%, 03/25/2035	2,173	1,912
OBP Depositor Trust
Series 2010-2OBP, Class A
4.646%, 07/15/2045 « ■	5,590	5,614
Residential Asset Mortgage Products
Series 2004-SL4, Class A3
6.500%, 07/25/2032	1,645	1,697
Wells Fargo Mortgage Backed Securities Trust
Series 2007-2, Class 1A8
5.750%, 03/25/2037	2,295	2,012
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	38	40

		37,834

Total Collateralized Mortgage Obligations – Private Mortgage-Backed Securities
(Cost $62,048)		56,278

U.S. Government & Agency Securities – 4.2%
U.S. Treasuries – 4.2%
U.S. Treasury Bond
4.625%, 02/15/2040 ▼	3,230	3,631
U.S. Treasury Note
0.875%, 02/28/2011	2,245	2,254
1.000%, 08/31/2011	4,865	4,896
2.250%, 05/31/2014 ▼	2,315	2,389
2.625%, 06/30/2014 ▼	2,650	2,770
2.375%, 02/28/2015 ▼	8,500	8,760
3.375%, 11/15/2019 ▼	4,900	5,075

34   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Core Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

3.625%, 02/15/2020	$9,745	$10,296
3.500%, 05/15/2020 ▼	12,925	13,527

Total U.S. Government & Agency Securities
(Cost $51,910)		53,598

Preferred Stock – 0.0%
Sovereign – 0.0%
Fannie Mae
Series S ●
(Cost $5,173)	218,000	74

Short-Term Investments – 2.3%
Money Market Fund – 2.0%
First American Prime Obligations Fund, Class Z
0.089% Å Ω	25,358,922	25,359

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.128%, 07/29/2010	$865	865
0.205%, 12/16/2010	2,000	1,998
0.231%, 04/07/2011	1,540	1,537

		4,400

Total Short-Term Investments
(Cost $29,759)		29,759

Investment Purchased with Proceeds from Securities Lending – 6.4%
Mount Vernon Securities Lending Prime Portfolio
0.282% Ω †
(Cost $81,712)	81,711,633	81,712

Total Investments ▲ – 107.2%
(Cost $1,320,515)		1,372,789

Other Assets and Liabilities, Net – (7.2)%		(92,180)

Total Net Assets – 100.0%		$1,280,609

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Δ	A Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $125,656 or 9.8% of total net assets.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $79,807 at June 30, 2010. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $144,259 or 11.3% of total net assets. See note 2 in Notes to Financial Statements.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $18,834 or 1.5% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $4,382 or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

☒	Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

●	Non-income producing security.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.
Core Bond Fund (concluded)

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $1,328,898. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$75,623
Gross unrealized depreciation	(31,742)

Net unrealized appreciation	$43,891

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Sold	Value	Depreciation

U.S. Treasury 2 Year Note Futures	September 2010	(25)	$(5,471)	$(22)
U.S. Treasury 5 Year Note Futures	September 2010	(948)	(112,197)	(1,159)
U.S. Treasury 10 Year Note Futures	September 2010	(320)	(39,215)	(491)
U.S. Treasury Long Bond Futures	September 2010	(149)	(18,998)	(445)

				$(2,117)

Interest Rate Swap Agreements

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$33,000	$(259)
JPMorgan Chase	3-Month LIBOR	Receive	3.858%	01/19/2020	8,000	(745)
UBS	3-Month LIBOR	Receive	1.358%	09/25/2011	35,000	(378)
UBS	3-Month LIBOR	Receive	1.133%	03/25/2012	33,000	(242)
UBS	3-Month LIBOR	Receive	1.048%	06/25/2012	33,000	(54)
UBS	3-Month LIBOR	Receive	3.001%	08/03/2014	14,000	(861)

						$(2,539)

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   35

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

High Income Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

High Yield Corporate Bonds – 86.4%
Banking – 0.4%
ABN AMRO
6.523%, 12/29/2049 Δ ■	$2,000	$1,580

Basic Industry – 12.2%
AbitibiBowater
9.000%, 08/01/2011 ª	4,000	1,320
AK Steel
7.625%, 05/15/2020 ▼	1,750	1,698
Aleris International
10.000%, 12/15/2016 ª	1,000	9
Appleton Papers
11.250%, 12/15/2015 ■	1,000	850
Berry Plastics
8.875%, 09/15/2014	1,500	1,444
10.250%, 03/01/2016	1,350	1,178
Boise Cascade
7.125%, 10/15/2014	1,800	1,694
Boise Paper Holdings
9.000%, 11/01/2017 ■ ▼	1,100	1,133
Cascades
7.750%, 12/15/2017 ¬	1,500	1,492
Cellu Tissue Holdings
11.500%, 06/01/2014	1,000	1,080
CF Industries
6.875%, 05/01/2018	1,500	1,526
Cleaver-Brooks
12.250%, 05/01/2016 ■	1,000	973
Crown Cork & Seal
7.375%, 12/15/2026 ▼	895	814
Drummond
9.000%, 10/15/2014 ■	750	754
Exopack Holding
11.250%, 02/01/2014	1,000	1,012
Georgia Gulf
9.000%, 01/15/2017 ■	1,300	1,319
Hexion US Finance
9.750%, 11/15/2014 ▼	2,000	1,890
Huntsman International
7.875%, 11/15/2014	2,000	1,930
Intertape Polymer Group
8.500%, 08/01/2014	2,615	2,118
Massey Energy
6.875%, 12/15/2013	2,000	1,953
Mercer International
9.250%, 02/15/2013	750	726
Millar Western Forest
7.750%, 11/15/2013 ¬	1,700	1,462
Momentive Performance
9.750%, 12/01/2014 ▼	1,350	1,276
Nova Chemicals
3.748%, 11/15/2013 Δ ¬	2,000	1,835
Olin
8.875%, 08/15/2019	2,100	2,226
Patriot Coal
8.250%, 04/30/2018	1,500	1,444
PE Paper Escrow
12.000%, 08/01/2014 ■ ¬	1,500	1,648
Ply Gem Industries
11.750%, 06/15/2013	1,000	1,045
Severstal Columbus
10.250%, 02/15/2018 ■	1,000	1,033
Solutia
7.875%, 03/15/2020 ▼	2,250	2,244
Steel Dynamics
7.625%, 03/15/2020 ■ ▼	1,575	1,567
Vedanta Resources
9.500%, 07/18/2018 ■ ¬	1,750	1,859
Verso Paper Holdings
Series B
9.125%, 08/01/2014 ▼	1,750	1,671
Weyerhaeuser
7.375%, 03/15/2032	1,000	988

		47,211

Brokerage – 0.4%
E*Trade Financial
12.500%, 11/30/2017	1,593	1,693

Capital Goods – 3.9%
BE Aerospace
8.500%, 07/01/2018 ▼	1,000	1,050
Bombardier
7.500%, 03/15/2018 ■ ¬	2,600	2,678
Case New Holland
7.875%, 12/01/2017 ■ ▼	1,250	1,259
Hawker Beechcraft Acquisition
9.750%, 04/01/2017	700	432
Kratos Defense & Security Solutions
10.000%, 06/01/2017 ■	1,500	1,523
Manitowoc
9.500%, 02/15/2018 ▼	1,750	1,750
Spirit Aerosystems
7.500%, 10/01/2017	1,300	1,274
Transdigm
7.750%, 07/15/2014 ■	1,000	1,000
Triumph Group
8.625%, 07/15/2018 ■	1,000	1,020
United Rentals North America
10.875%, 06/15/2016	1,600	1,716
Wyle Services
10.500%, 04/01/2018 ■	1,500	1,492

		15,194

Communications – 10.3%
Belo
7.250%, 09/15/2027	1,950	1,638
Citizens Communications
9.000%, 08/15/2031	1,800	1,670
Clear Channel Communications
10.750%, 08/01/2016	800	562
6.875%, 06/15/2018	1,910	926
Clear Channel Worldwide
9.250%, 12/15/2017 ■	1,300	1,307
Clearwire Communications
12.000%, 12/01/2015 ■	2,000	1,982
CSC Holdings
8.625%, 02/15/2019	1,000	1,051
Digicel Group
8.250%, 09/01/2017 ■ ▼ ¬	2,750	2,722
Fairpoint Communications
Series I
13.125%, 04/02/2018 ª	1,043	94
Frontier Communications
7.875%, 04/15/2015 ■	1,500	1,511
Gannett
9.375%, 11/15/2017 ■	2,000	2,105
Intelsat Bermuda
11.250%, 02/04/2017 ¬	1,500	1,519

36   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Intelsat Jackson Holdings
11.250%, 06/15/2016 ▼ ¬	$1,000	$1,065
8.500%, 11/01/2019 ■ ¬	1,500	1,515
Level 3 Financing
10.000%, 02/01/2018 ■	1,800	1,593
McClatchy
11.500%, 02/15/2017 ■ ▼	1,750	1,776
Media General
11.750%, 02/15/2017 ■ ▼	1,850	1,878
Mediacom Capital
9.125%, 08/15/2019 ▼	1,325	1,279
MTS International Funding
8.625%, 06/22/2020 ■ ¬	1,500	1,552
Qwest Communications International
8.000%, 10/01/2015 ■ ▼	1,000	1,028
Sirius XM Radio
8.750%, 04/01/2015 ■ ▼	2,300	2,265
Sprint Nextel
8.375%, 08/15/2017	3,175	3,175
Unitymedia
8.125%, 12/01/2017 ■ ¬	1,500	1,470
UPC Holding
9.875%, 04/15/2018 ■ ▼ ¬	2,300	2,312
Wind Acquisition
11.750%, 07/15/2017 ■ ¬	1,850	1,896
Young Broadcasting
10.000%, 03/01/2011 ª	500	—

		39,891

Consumer Cyclical – 16.1%
Allison Transmission
11.000%, 11/01/2015 ■ ▼	1,425	1,493
AMC Entertainment
8.750%, 06/01/2019 ▼	1,000	1,005
American Axle & Manufacturing
7.875%, 03/01/2017	2,100	1,822
Arvinmeritor
10.625%, 03/15/2018	1,250	1,325
Beazer Homes USA
9.125%, 06/15/2018	1,750	1,619
Bon-Ton Department Stores
10.250%, 03/15/2014 ▼	1,250	1,228
Boyd Gaming
6.750%, 04/15/2014 ▼	1,000	875
Burlington Coat Factory
14.500%, 10/15/2014 ▼	750	787
Chukchansi Economic
8.000%, 11/15/2013 ■ ▼	1,000	700
Corporativo Javer
13.000%, 08/04/2014 ■ ¬	1,150	1,271
Desarrolladora Homex
9.500%, 12/11/2019 ■ ¬	1,350	1,384
Felcor Lodging – REIT
10.000%, 10/01/2014 ▼	1,300	1,359
Fontainebleau Las Vegas
11.000%, 06/15/2015 ■ ª	1,000	4
Ford Motor Credit
7.000%, 04/15/2015	1,000	989
8.000%, 12/15/2016	3,000	3,068
General Motors
8.250%, 07/15/2023 ª ▼	3,750	1,134
Geo Group
7.750%, 10/15/2017 ■	1,300	1,310
Giti Tire
12.250%, 01/26/2012 ¬	700	675
Greektown Holdings
10.750%, 12/01/2013 ■ ª	30	2
Hanesbrands
8.000%, 12/15/2016	1,000	1,014
Harrahs
11.250%, 06/01/2017	1,250	1,316
12.750%, 04/15/2018 ■ ▼	1,500	1,432
Hilton Hotels
4.936%, 11/15/2013 Δ ■	3,000	2,603
Lear
7.875%, 03/15/2018	2,300	2,306
Levi Strauss
7.625%, 05/15/2020 ■ ▼	1,000	980
Macys Retail Holdings
5.900%, 12/01/2016	1,800	1,805
7.000%, 02/15/2028	1,000	962
MCE Finance
10.250%, 05/15/2018 ■ ▼ ¬	1,000	1,039
MGM Mirage
6.750%, 09/01/2012	1,500	1,395
7.625%, 01/15/2017 ▼	2,350	1,839
Navistar International
8.250%, 11/01/2021	2,500	2,537
Oxford Industries
11.375%, 07/15/2015	1,000	1,100
Pinnacle Entertainment
8.625%, 08/01/2017 ■ ▼	2,500	2,575
Quintiles Transnational
9.500%, 12/30/2014 ■	1,500	1,507
QVC
7.500%, 10/01/2019 ■ ▼	1,750	1,719
Realogy
11.000%, 04/15/2014	2,875	2,437
Rite Aid
9.750%, 06/12/2016	2,000	2,090
7.500%, 03/01/2017	2,300	2,035
Sally Holdings
10.500%, 11/15/2016 ▼	1,300	1,391
Snoqualmie Entertainment
9.125%, 02/01/2015 ■	1,500	1,256
Sonic Automotive
9.000%, 03/15/2018	1,500	1,522
Standard Pacific
8.375%, 05/15/2018 ▼	1,500	1,425
Trimas
9.750%, 12/15/2017 ■	1,000	1,012
TRW Automotive
8.875%, 12/01/2017 ■	1,000	1,030

		62,377

Consumer Non Cyclical – 9.4%
Alliance One International
10.000%, 07/15/2016 ■ ▼	2,000	2,035
Apria Healthcare Group I
12.375%, 11/01/2014 ■	1,450	1,548
Biomet
10.375%, 10/15/2017 ▼	1,500	1,612
Cardinal Health
9.500%, 04/15/2015	829	789
Central Garden & Pet Company
8.250%, 03/01/2018	1,250	1,239
Community Health Systems
8.875%, 07/15/2015	2,000	2,063
Dole Foods
13.875%, 03/15/2014	790	926

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   37

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Dyncorp International
10.375%, 07/01/2017 ■	$1,250	$1,253
Fage Dairy
9.875%, 02/01/2020 ■ ¬	1,350	1,134
Grupo Papelero Scribe
8.875%, 04/07/2020 ■ ¬	1,000	864
HCA
6.750%, 07/15/2013	1,250	1,225
7.875%, 02/15/2020	1,465	1,507
Health Management Association
6.125%, 04/15/2016	550	521
Healthsouth
8.125%, 02/15/2020 ▼	1,500	1,474
Ingles Markets
8.875%, 05/15/2017	1,250	1,272
Land O Lakes Capital Trust I
7.450%, 03/15/2028 ■	2,000	1,720
Marfrig Overseas
9.625%, 11/16/2016 ■ ¬	1,500	1,493
National Mentor Holdings
11.250%, 07/01/2014	1,000	997
Pinnacle Foods Finance
9.250%, 04/01/2015 ■	1,800	1,836
Radiation Therapy Services
9.875%, 04/15/2017 ■	750	720
Revlon Consumer Products
9.750%, 11/15/2015 ■	1,350	1,384
Reynolds Group
8.500%, 05/15/2018 ■	1,750	1,717
Smithfield Foods
Series B
7.750%, 05/15/2013	1,500	1,486
Spectrum Brands
9.500%, 06/15/2018 ■	1,500	1,547
Symbion
11.000%, 08/23/2015	1,250	1,091
Tenet Healthcare
7.375%, 02/01/2013	1,600	1,600
10.000%, 05/01/2018 ■	1,500	1,658

		36,711

Electric – 3.7%
AES
8.000%, 10/15/2017 ▼	2,100	2,121
CMS Energy
1.253%, 01/15/2013 Δ	2,500	2,356
Dynegy Holdings
7.750%, 06/01/2019	1,350	933
Edison Mission Energy
7.200%, 05/15/2019 ▼	1,500	923
Energy Future Holdings
10.875%, 11/01/2017	1,500	1,110
9.750%, 10/15/2019	2,000	1,878
10.000%, 01/15/2020 ■ ▼	1,000	995
PPL Capital Funding
Series A
6.700%, 03/30/2067 Δ	2,300	2,024
RRI Energy
7.625%, 06/15/2014 ▼	2,000	1,970

		14,310

Energy – 8.2%
Aquilex Holdings
11.125%, 12/15/2016 ■ ▼	1,600	1,600
Arch Coal
8.750%, 08/01/2016 ■	1,000	1,043
Atlas Energy
12.125%, 08/01/2017	1,050	1,160
10.750%, 02/01/2018	1,750	1,866
ATP Oil & Gas
11.875%, 05/01/2015 ■ ▼	900	653
Chesapeake Energy
9.500%, 02/15/2015	1,350	1,492
Cloud Peak Energy Resources
8.250%, 12/15/2017 ■	1,775	1,757
Concho Resources
8.625%, 10/01/2017	1,550	1,596
DDI Holdings
5.143%, 03/15/2012 Δ ■ ¬	2,144	1,972
Forest Oil
8.500%, 02/15/2014	1,500	1,564
Headwaters
11.375%, 11/01/2014	1,750	1,767
Holly
9.875%, 06/15/2017 ■	1,250	1,284
Indo Integrated Energy II
9.750%, 11/05/2016 ■ ¬	750	780
Linn Energy
8.625%, 04/15/2020 ■ ▼	2,125	2,175
Opti Canada
7.875%, 12/15/2014 ¬	1,250	1,088
Petroplus Finance
9.375%, 09/15/2019 ■ ¬	1,500	1,290
Pioneer Drilling
9.875%, 03/15/2018 ■	1,350	1,323
RDS Ultra-Deepwater
11.875%, 03/15/2017 ■ ¬	1,000	943
Sabine Pass LNG
7.500%, 11/30/2016	1,245	1,036
Sandridge Energy
9.875%, 05/15/2016 ■	1,850	1,878
SKDP 1
12.000%, 05/19/2017 ¬	1,000	940
Stallion Oilfield Holdings
10.500%, 02/15/2015 ■ ▼	1,000	940
Stone Energy
6.750%, 12/15/2014	1,900	1,615

		31,762

Finance – 5.8%
American Real Estate Partners
7.750%, 01/15/2016 ■ ▼	1,500	1,459
Americredit
8.500%, 07/01/2015	1,000	1,027
CIT Group
7.000%, 05/01/2016 ▼	4,735	4,321
Credit Acceptance
9.125%, 02/01/2017 ■	2,600	2,613
Glen Meadow
6.505%, 02/12/2067 Δ ■	2,000	1,437
GMAC
6.750%, 12/01/2014	2,800	2,709
8.300%, 02/12/2015 ■	3,090	3,129
ILFC E-Capital Trust I
5.900%, 12/21/2065 Δ ■	1,800	1,154
LBI Escrow
8.000%, 11/01/2017 ■	1,500	1,545
National Money Mart
10.375%, 12/15/2016 ■ ¬	1,000	1,015
Nuveen Investments
10.500%, 11/15/2015	1,500	1,305

38   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

High Income Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Squaretwo Financial
11.625%, 04/01/2017 ■	$1,000	$946

		22,660

Industrial Other – 1.3%
Edgen Murray
12.250%, 01/15/2015 ■	1,500	1,267
Goodman Global Group
11.320%, 12/15/2014 ■ ▼ ¤	2,500	1,525
Lupatech Finance
9.875%, 07/10/2049 ■ ¬	750	716
RBS Global & Rexnord
8.500%, 05/01/2018 ■	1,700	1,649

		5,157

Insurance – 3.1%
American International Group
6.250%, 03/15/2087 Δ	5,300	3,604
Genworth Financial
6.150%, 11/15/2066 Δ	2,700	1,842
Liberty Mutual Group
10.750%, 06/15/2088 Δ ■	2,825	3,051
Lincoln National
6.050%, 04/20/2067 Δ	2,585	1,939
XL Capital
Series E
6.500%, 12/29/2049 Δ ▼ ¬	2,500	1,725

		12,161

Natural Gas – 1.4%
Crosstex Energy
8.875%, 02/15/2018	1,300	1,298
El Paso
Series GMTN
7.750%, 01/15/2032	1,300	1,285
Plains Exploration & Production
7.750%, 06/15/2015	1,500	1,485
Southern Union
7.200%, 11/01/2066 Δ	1,600	1,418

		5,486

Real Estate – 1.5%
Agile Property Holdings
8.875%, 04/28/2017 ■ ▼ ¬	1,350	1,256
China Properties Group
9.125%, 05/04/2014 ■ ¬	750	577
Country Garden Holding
11.750%, 09/10/2014 ■ ▼ ¬	1,500	1,549
Evergrande Real Estate Group
13.000%, 01/27/2015 ■ ¬	1,400	1,337
Sigma Capital
9.000%, 04/30/2015 ¬	1,029	1,004

		5,723

Technology – 3.2%
Amkor Technologies
7.375%, 05/01/2018 ■ ▼	1,800	1,746
Aspect Software
10.625%, 05/15/2017 ■ ▼	1,250	1,250
Coleman Cable
9.000%, 02/15/2018 ■	1,000	955
First Data
9.875%, 09/24/2015 ▼	2,850	2,166
Freescale Semiconductor
9.125%, 12/15/2014 ▼	2,114	1,892
9.250%, 04/15/2018 ■ ▼	1,000	988
NXP BV/NXP Funding
3.053%, 10/15/2013 Δ ¬	3,250	2,779
Unisys
12.750%, 10/15/2014 ■	750	838

		12,614

Transportation – 5.5%
Avis Budget Car Rental
7.625%, 05/15/2014 ▼	2,250	2,166
BLT Finance BV
7.500%, 05/15/2014 ■ ¬	700	460
Continental Airlines
Series 1998-3
7.020%, 05/01/2017	496	478
Series 2007-1, Class C
7.339%, 04/19/2014	2,080	1,966
Delta Airlines
12.250%, 03/15/2015 ■	2,350	2,509
Series 2002-1, Class G-1
6.718%, 07/02/2024	1,367	1,285
Greenbrier
8.375%, 05/15/2015	1,325	1,249
Hertz
8.875%, 01/01/2014	2,000	2,025
Marquette Transportation
10.875%, 01/15/2017 ■	1,000	980
Martin Midstream Partners
8.875%, 04/01/2018 ■	2,500	2,475
Navios Maritime Holdings
9.500%, 12/15/2014 ¬	1,750	1,680
United Airlines
10.400%, 11/01/2016 ▼	1,462	1,572
Series 2007-1, Class A
6.636%, 01/02/2024	1,908	1,755
Western Express
12.500%, 04/15/2015 ■	750	684

		21,284

Total High Yield Corporate Bonds
(Cost $338,690)		335,814

Preferred Stocks – 3.4%
Banking – 0.3%
Bank of America
Series MER	42,500	1,059

Communications – 0.2%
US Cellular	32,000	796

Energy – 0.2%
Constellation Energy Group
Series A	25,000	644

Finance – 1.8%
Bank of America
Series 5 ▼	129,000	2,054
Citigroup Capital XII	80,000	1,999
Freddie Mac ●	46,322	14
Goldman Sachs Group
Series A ▼	49,000	879
Morgan Stanley ▼	65,000	1,128
Regions Financing Trust III	22,300	557
Royal Bank Scotland Group ¬	38,000	529

		7,160

Insurance – 0.3%
Aspen Insurance Holdings ¬
Series A	50,000	1,129

Real Estate – 0.6%
American Home Mortgage Investments – REIT
Series B ª ● ¥	10,000	—

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   39

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Ashford Hospitality Trust – REIT
Series D	46,900	941
Duke Realty – REIT
Series O ▼	36,600	942
Hospitality Properties Trust – REIT
Series C	20,000	441

		2,324

Transportation – 0.0%
Delta Air Contingent Value ●	8,000,000	170

Total Preferred Stocks
(Cost $14,460)		13,282

Investment Grade Corporate Bonds – 2.4%
Basic Industry – 0.4%
Vale Overseas Limited
8.250%, 01/17/2034 ¬	$1,200	1,408

Consumer Non Cyclical – 0.2%
CVS Caremark
6.302%, 06/01/2062 Δ	750	671

Energy – 0.9%
Encana
6.500%, 02/01/2038 ¬	750	834
Gaz Capital
6.510%, 03/07/2022 ■ ▼ ¬	1,375	1,325
Valero Energy
6.625%, 06/15/2037	1,500	1,460

		3,619

Natural Gas – 0.4%
Transocean
6.800%, 03/15/2038 ▼ ¬	1,850	1,667

Real Estate – 0.5%
Prologis – REIT
6.250%, 03/15/2017	2,000	1,905

Total Investment Grade Corporate Bonds
(Cost $9,187)		9,270

Exchange-Traded Funds – 1.6%
iShares iBoxx $ High Yield Corporate Bond Fund	37,000	3,141
PowerShares Emerging Markets Sovereign Debt Portfolio ▼	40,500	1,058
SPDR DB International Government Inflation-Protected Bond Fund ▼	20,900	1,084
SPDR S&P Dividend	16,500	745

Total Exchange-Traded Funds
(Cost $6,140)		6,028

Convertible Securities – 1.5%
Basic Industry – 0.2%
Peabody Energy
4.750%, 12/15/2066	$750	731

Consumer Discretionary – 0.2%
Ford Motor Capital Trust II	14,500	640

Consumer Non Cyclical – 0.3%
Archer Daniels Midland ▼	21,000	760
Bunge Limited ¬	6,625	550

		1,310

Energy – 0.2%
Carrizo Oil & Gas
4.375%, 06/01/2028	$1,000	860

Industrial Other – 0.2%
Evergreen Solar
13.000%, 04/15/2015 ■	1,000	653

Technology – 0.4%
Hutchinson Technology
3.250%, 01/15/2026	2,000	1,620

Total Convertible Securities
(Cost $6,432)		5,814

Closed-End Funds – 1.1%
Blackrock Global Opportunities Equity Trust ▼	30,000	482
First Trust/Aberdeen Global Opportunities Income Fund ▼	73,000	1,171
Gabelli Global Gold Natural Resources & Income Trust	13,000	204
Highland Credit Strategies Fund	60,000	428
ING Clarion Global Real Estate Income Fund	69,000	444
Nuveen Equity Premium Opportunity Fund ▼	24,600	297
Nuveen Multi-Strategy Income and Growth Fund	96,000	704
Pioneer Diversified High Income Trust	35,800	708

Total Closed-End Funds
(Cost $4,727)		4,438

Common Stocks – 0.6%
Banking – 0.1%
Bank of America	18,110	260

Basic Industry – 0.1%
Georgia Gulf ● ¥	13,588	181
Nortek ●	9,000	378

		559

Consumer Discretionary – 0.1%
Target	11,100	546

Energy – 0.2%
Pengrowth Energy Trust ¬	44,000	403
Provident Energy Trust ¬	35,000	241

		644

Finance – 0.1%
Citigroup ▼	51,153	192

Real Estate – 0.0%
Macerich – REIT ▼	3,550	132

Technology – 0.0%
Magnachip Semiconductor Escrow ●	22,874	22

Total Common Stocks
(Cost $3,157)		2,355

Asset-Backed Securities – 0.1%
Manufactured Housing – 0.0%
Green Tree Financial
Series 1998-1, Class A4
6.040%, 11/01/2029 ¥	$5	5

Other – 0.1%
Exum
Series 2007-1A, Class C
3.638%, 03/22/2014 Δ ■ ¬ ¥	1,063	156
Series 2007-2A, Class C
4.038%, 06/22/2014 Δ ■ ¬ ¥	1,101	167

		323

Total Asset-Backed Securities
(Cost $2,169)		328

40   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

High Income Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Short-Term Investments – 2.6%
Money Market Fund – 2.6%
First American Prime Obligations Fund, Class Z 0.089% Å Ω	10,099,959	$10,100

U.S. Treasury Obligations – 0.0%
U.S. Treasury Bills ☐
0.095%, 07/15/2010	$110	110
0.205%, 12/16/2010	30	30

		140

Total Short-Term Investments
(Cost $10,240)		10,240

Investment Purchased with Proceeds from Securities Lending – 19.9%
Mount Vernon Securities Lending Prime Portfolio 0.282% Ω †
(Cost $77,333)	77,332,704	77,333

Total Investments ▲ – 119.6%
(Cost $472,535)		464,902

Other Assets and Liabilities, Net – (19.6)%		(76,364)

Total Net Assets – 100.0%		$388,538

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $148,870 or 38.3% of total net assets. See note 2 in Notes to Financial Statements.

ª	Security in default at June 30, 2010.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $75,028 at June 30, 2010. See note 2 in Notes to Financial Statements.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $62,405 or 16.1% of total net assets.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

●	Non-income producing security.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $509 or 0.1% of total net assets. See note 2 in Notes to Financial Statements.

Security is internally fair valued. As of June 30, 2010, the fair value of these investments was $323 or 0.1% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
High Income Bond Fund (concluded)

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $472,725. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$10,504
Gross unrealized depreciation	(18,327)

Net unrealized depreciation	$(7,823)

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Purchased	Value	Appreciation

U.S. Treasury 10 Year Note Futures	September 2010	100	$12,255	$179

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   41

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Inflation Protected Securities Fund
DESCRIPTION	PAR	FAIR VALUE >

U.S. Government & Agency Securities – 87.7%
U.S. Treasuries – 86.4%
U.S. Treasury Bonds
2.375%, 01/15/2025 ◄	$11,016	$12,221
2.000%, 01/15/2026 ◄	3,927	4,152
2.375%, 01/15/2027 ◄	5,243	5,808
1.750%, 01/15/2028 ◄	2,654	2,692
3.625%, 04/15/2028 ◄	8,290	10,728
2.500%, 01/15/2029 ◄	2,031	2,295
3.875%, 04/15/2029 ◄	8,852	11,879
2.125%, 02/15/2040 ◄	3,177	3,481
U.S. Treasury Notes
3.500%, 01/15/2011 ◄	1,973	2,006
2.375%, 04/15/2011 ◄	6,700	6,812
2.000%, 04/15/2012 ◄	1,612	1,669
3.000%, 07/15/2012 ◄	3,698	3,934
1.875%, 07/15/2013 ◄	4,689	4,959
2.000%, 01/15/2014 ◄	4,495	4,789
2.000%, 07/15/2014 ◄	4,511	4,840
1.625%, 01/15/2015 ◄	7,593	8,015
2.250%, 01/31/2015 ▼	1,600	1,640
0.500%, 04/15/2015 ◄	3,798	3,848
1.875%, 07/15/2015 ◄	4,668	5,002
2.000%, 01/15/2016 ◄	4,943	5,332
2.500%, 07/15/2016 ◄	4,658	5,184
2.375%, 01/15/2017 ◄	4,005	4,422
2.625%, 07/15/2017 ◄	3,392	3,827
1.625%, 01/15/2018 ◄	4,683	4,936
1.375%, 07/15/2018 ◄	2,927	3,033
2.125%, 01/15/2019 ◄	3,980	4,344
1.875%, 07/15/2019 ◄	5,161	5,533
3.375%, 11/15/2019 ▼	4,075	4,220
1.375%, 01/15/2020 ◄	7,496	7,675

		149,276

U.S. Agency Debentures – 1.3%
Federal Home Loan Bank
1.500%, 01/16/2013	760	769
Federal National Mortgage Association
1.750%, 02/22/2013	720	734
4.375%, 10/15/2015	735	813

		2,316

Total U.S. Government & Agency Securities
(Cost $146,162)		151,592

Corporate Bonds – 5.8%
Basic Industry – 1.5%
FMG Finance
10.000%, 09/01/2013 ■ ¬	500	525
Georgia-Pacific
7.125%, 01/15/2017 ■	150	153
Southern Copper
7.500%, 07/27/2035	950	1,026
Steel Dynamics
7.625%, 03/15/2020 ■ ▼	175	174
Teck Resources
10.750%, 05/15/2019 ¬	200	245
USG
9.500%, 01/15/2018	100	99
Vedanta Resources
9.500%, 07/18/2018 ■ ¬	400	425

		2,647

Capital Goods – 0.1%
Bombardier
7.500%, 03/15/2018 ■ ¬	200	206

Consumer Cyclical – 0.2%
Macys Retail Holdings
5.900%, 12/01/2016	200	201
Wyndham Worldwide
9.875%, 05/01/2014	175	196

		397

Consumer Non Cyclical – 0.2%
HCA
9.250%, 11/15/2016	100	106
Smithfield Foods
7.000%, 08/01/2011 ▼	275	280

		386

Electric – 0.2%
AES
8.000%, 10/15/2017 ▼	150	152
Majapahit Holding
7.750%, 01/20/2020 ■ ¬	200	219

		371

Energy – 0.6%
Cloud Peak Energy Resources
8.250%, 12/15/2017 ■	200	198
Concho Resources
8.625%, 10/01/2017	200	206
Gaz Capital
6.510%, 03/07/2022 ■ ▼ ¬	250	241
Linn Energy
8.625%, 04/15/2020 ■ ▼	175	179
Pride International
7.375%, 07/15/2014	205	204

		1,028

Insurance – 0.6%
Pacific Life Global Funding
4.490%, 02/06/2016 ■ Δ	1,000	960

Natural Gas – 0.1%
El Paso
6.875%, 06/15/2014	175	178

Sovereigns – 2.1%
Australian Government
5.750%, 04/15/2012 ¬ AUD	800	688
Canadian Government
1.500%, 03/01/2012 ¬ CAD	800	754
3.500%, 06/01/2020 ¬ CAD	750	730
Norwegian Government
6.000%, 05/16/2011 ¬ NOK	5,000	793
6.500%, 05/15/2013 ¬ NOK	3,300	565

		3,530

Transportation – 0.2%
Avis Budget Car Rental
7.750%, 05/15/2016	$150	140
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	177	167

		307

Total Corporate Bonds
(Cost $9,930)		10,010

42   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Inflation Protected Securities Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Asset-Backed Securities – 3.2%
Credit Cards – 0.3%
Discover Card Master Trust
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	$500	$500

Other – 2.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.397%, 07/15/2044 Δ	1,255	1,344
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,000	984
GS Mortgage Securities II
Series 2007-GG10, Class A4
5.999%, 08/10/2045 Δ	1,300	1,278
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	1,020	1,045
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.690%, 02/12/2051	380	383

		5,034

Total Asset-Backed Securities
(Cost $5,414)		5,534

Municipal Bond – 0.4%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950% 09/01/2016
(Cost $760)	760	760

Collateralized Mortgage Obligation – Private Mortgage-Backed Security – 0.4%
Fixed Rate – 0.4%
OBP Depositor Trust
Series 2010-0BP, Class A
4.646% 07/15/2045 ■
(Cost $700)	700	703

Preferred Stocks – 0.2%
Banking – 0.1%
Goldman Sachs Group
Series A ▼	10,000	180
Finance – 0.1%
Bank of America
Series 5	13,000	207
Sovereign – 0.0%
Fannie Mae
Series S ▼	16,000	5

Total Preferred Stocks
(Cost $791)		392

Exchange-Traded Fund – 0.1%
iShares iBoxx $ High Yield Corporate Bond Fund ▼
Total Exchange-Traded Fund
(Cost $205)	2,500	212

Convertible Security – 0.1%
Consumer Non Cyclical – 0.1%
Bunge Limited ¬
(Cost $136)	1,300	108

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security – 0.0%
Fixed Rate – 0.0%
Federal Home Loan Mortgage Corporation
Series 2763, Class TA
4.000% 03/15/2011
(Cost $79)	$79	80

Short-Term Investments – 2.2%
Money Market Fund – 2.1%
First American Prime Obligations Fund, Class Z
0.089% Å Ω	3,532,644	3,533

U.S. Treasury Obligations – 0.1%
U.S. Treasury Bills ☐
0.134%, 07/15/2010	$95	95
0.205%, 12/16/2010	30	29
0.232%, 04/07/2011	65	65

		189

Total Short-Term Investments
(Cost $3,722)		3,722

Investment Purchased with Proceeds from Securities Lending – 4.2%
Mount Vernon Securities Lending Prime Portfolio 0.282% Ω †
(Cost $7,192)	7,191,898	7,192

Total Investments ▲ – 104.3%
(Cost $175,091)		180,305

Other Assets and Liabilities, Net – (4.3)%		(7,423)

Total Net Assets – 100.0%		$172,882

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $7,033 at June 30, 2010. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $5,028 or 2.9% of total net assets. See note 2 in Notes to Financial Statements.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $5,499 or 3.2% of total net assets.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   43

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Inflation Protected Securities Fund (concluded)

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $175,713. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,893
Gross unrealized depreciation	(1,301)

Net unrealized appreciation	$4,592

Schedule of Open Futures Contracts

		Number of	Notional
	Settlement	Contracts	Contract	Unrealized
Description	Month	Sold	Value	Depreciation

U.S. Treasury 5 Year Note Futures	September 2010	(17)	$(2,012)	$(7)
U.S. Treasury 10 Year Note Futures	September 2010	(45)	(5,515)	(90)
U.S. Treasury Long Bond Futures	September 2010	(16)	(2,040)	(37)

				$(134)

Interest Rate Swap Agreements

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$4,000	$(31)
JPMorgan Chase	3-Month LIBOR	Receive	3.858%	01/19/2020	1,000	(93)
UBS	3-Month LIBOR	Receive	1.358%	09/25/2011	4,000	(43)
UBS	3-Month LIBOR	Receive	1.133%	03/25/2012	2,000	(15)
UBS	3-Month LIBOR	Receive	1.048%	06/25/2012	4,000	(7)
UBS	3-Month LIBOR	Receive	3.001%	08/03/2014	2,000	(123)

						$(312)

Intermediate Government Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

U.S. Government & Agency Securities – 54.7%
U.S. Agency Debentures – 32.6%
Federal Farm Credit Bank
2.250%, 07/01/2010	$1,365	$1,365
5.250%, 09/13/2010	1,000	1,010
5.750%, 01/18/2011	1,800	1,853
4.875%, 02/18/2011	1,000	1,028
3.875%, 08/25/2011	3,600	3,739
2.250%, 04/24/2012	905	930
2.125%, 06/18/2012	1,130	1,160
4.500%, 10/17/2012	1,565	1,692
1.875%, 12/07/2012	2,035	2,079
1.750%, 02/21/2013	1,885	1,913
1.375%, 06/25/2013	1,705	1,715
3.875%, 10/07/2013	1,350	1,460
2.625%, 04/17/2014	1,400	1,455
3.000%, 09/22/2014	700	735
4.875%, 01/17/2017	1,025	1,159
Federal Home Loan Bank
5.125%, 09/10/2010	900	909
4.250%, 06/10/2011	1,500	1,551
1.875%, 06/20/2012	2,000	2,044
1.625%, 09/26/2012	515	524
1.500%, 01/16/2013	2,000	2,025
1.625%, 03/20/2013 ▼	850	862
3.125%, 12/13/2013	1,865	1,971
Federal Home Loan Mortgage Corporation
1.125%, 07/27/2012 ▼	1,330	1,339
2.500%, 04/23/2014	2,825	2,925
Federal National Mortgage Association
0.875%, 01/12/2012 ▼	2,030	2,037
1.125%, 07/30/2012	1,355	1,364
1.800%, 12/28/2012	1,715	1,724
1.750%, 05/07/2013	1,150	1,171
2.375%, 07/28/2015	2,350	2,374
4.375%, 10/15/2015	1,600	1,770
Tennessee Valley Authority
5.625%, 01/18/2011	2,000	2,057
6.790%, 05/23/2012	3,175	3,530
6.000%, 03/15/2013	2,725	3,077

		56,547

U.S. Treasuries – 22.1%
U.S. Treasury Bonds
8.750%, 05/15/2017	1,135	1,597
9.125%, 05/15/2018 ▼	560	826
9.000%, 11/15/2018	635	940
8.875%, 02/15/2019	340	501
8.125%, 08/15/2019	1,105	1,574
8.500%, 02/15/2020	1,250	1,834
8.750%, 08/15/2020	2,850	4,273
8.000%, 11/15/2021	1,245	1,811
U.S. Treasury Notes
3.500%, 01/15/2011 ◄	1,566	1,592
2.250%, 05/31/2014 ▼	475	490
2.375%, 08/31/2014 ▼	6,270	6,482
4.250%, 11/15/2014 ▼	2,000	2,227
2.250%, 01/31/2015	3,150	3,228
2.625%, 04/30/2016 ▼	5,850	6,011
7.500%, 11/15/2016	2,265	2,968
3.375%, 11/15/2019 ▼	1,185	1,227
3.500%, 05/15/2020	855	895

		38,476

Total U.S. Government & Agency Securities
(Cost $91,581)		95,023

44   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Intermediate Government Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

U.S. Government Agency Mortgage-Backed Securities – 24.0%
Adjustable Rate Δ – 6.8%
Federal Home Loan Mortgage Corporation Pool
2.718%, 09/01/2033, #780836	$1,078	$1,115
4.067%, 03/01/2036, #848193	838	864
5.517%, 05/01/2037, #1H1396	1,370	1,452
Federal National Mortgage Association Pool
2.683%, 04/01/2034, #AD0486	1,890	1,970
2.774%, 03/01/2035, #819652	646	675
2.301%, 12/01/2035, #848390	653	665
2.935%, 07/01/2036, #886034	1,196	1,249
2.791%, 09/01/2036, #995949	743	776
5.440%, 03/01/2037, #914224	1,373	1,455
5.470%, 04/01/2037, #913187	1,154	1,228
2.725%, 03/01/2038, #AD0706	424	443

		11,892

Fixed Rate – 17.2%
Federal Home Loan Mortgage Corporation Pool
7.000%, 07/01/2011, #E20252	3	3
7.500%, 09/01/2012, #G10735	26	27
6.000%, 10/01/2013, #E72802	66	71
5.500%, 01/01/2014, #E00617	265	280
7.000%, 09/01/2014, #E00746	47	51
6.500%, 01/01/2028, #G00876	211	234
7.500%, 01/01/2030, #C35768	33	38
6.500%, 03/01/2031, #G01244	369	411
Federal National Mortgage Association Pool
7.000%, 11/01/2011, #250738	2	2
7.000%, 11/01/2011, #349630	1	1
7.000%, 11/01/2011, #351122	2	2
6.000%, 04/01/2013, #425550	40	43
6.500%, 08/01/2013, #251901	32	35
6.000%, 11/01/2013, #556195	61	66
7.000%, 10/01/2014, #252799	33	35
3.030%, 01/01/2015, #464373	1,900	1,976
3.120%, 01/01/2015, #464158	1,897	1,959
5.500%, 04/01/2016, #580516	270	292
6.500%, 07/01/2017, #254373	413	450
7.000%, 07/01/2017, #254414	425	468
5.500%, 12/01/2017, #673010	283	306
5.500%, 04/01/2018, #695765	390	423
4.500%, 05/01/2018, #254720	1,432	1,530
5.500%, 09/01/2019, #725793	1,728	1,876
6.000%, 01/01/2022, #254179	336	370
6.500%, 06/01/2022, #254344	336	374
7.000%, 09/01/2031, #596680	436	483
6.500%, 12/01/2031, #254169	475	520
6.000%, 04/01/2032, #745101	1,580	1,703
6.500%, 06/01/2032, #596712	1,197	1,314
6.000%, 08/01/2032, #656269	367	396
6.000%, 03/01/2034, #745324	1,487	1,642
6.500%, 08/01/2036, #887017	1,641	1,802
7.000%, 06/01/2037, #928519	1,184	1,317
5.500%, 06/01/2039, #995959	5,970	6,417
6.000%, 07/01/2039 «	540	586
Government National Mortgage Association Pool
8.000%, 10/15/2010, #414750	1	1
7.500%, 12/15/2022, #347332	53	60
7.000%, 09/15/2027, #455304	12	13
6.500%, 07/15/2028, #780825	375	424
6.500%, 08/20/2031, #003120	139	156
7.500%, 12/15/2031, #570134	147	168
6.000%, 09/15/2034, #633605	1,352	1,487

		29,812

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $39,931)		41,704

Asset-Backed Securities – 8.5%
Automotive – 1.1%
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.330%, 06/17/2013 ■	500	509
Bank of America Auto Trust
Series 2009-2A, Class A2
1.160%, 02/15/2012 ■	381	381
Ford Credit Auto Owner Trust
Series 2009-D, Class A2
1.210%, 01/15/2012	439	440
Nissan Auto Lease Trust
Series 2009-B, Class A3
2.070%, 01/15/2015	500	505

		1,835

Credit Cards – 0.4%
American Express Issuance Trust
Series 2005-1, Class C
0.667%, 08/15/2011 Δ	355	354
Discover Card Master Trust
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	375	375

		729

Equipment Leases – 0.3%
CNH Equipment Trust
Series 2009-C, Class A2
0.950%, 08/15/2012	500	500

Home Equity – 0.0%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
8.272%, 07/20/2031 ■ ¥	41	37

Manufactured Housing – 0.5%
Origen Manufactured Housing
Series 2005-B, Class M1
5.990%, 01/15/2037	750	768

Other – 5.6%
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A4A
5.297%, 10/12/2042 Δ	550	588
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A4
4.982%, 05/10/2043 Δ	550	580
Greenwich Capital Commercial Funding
Series 2007-GG11, Class A4
5.736%, 12/10/2049	1,470	1,446
Series 2007-GG9, Class A4
5.444%, 03/10/2039	1,000	1,002
GS Mortgage Securities Trust
Series 2007-GG10, Class A4
5.999%, 08/10/2045 Δ	1,970	1,937
Morgan Stanley Capital I
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	1,150	1,177
Small Business Administration
Series 2005-P10A, Class 1
4.638%, 02/10/2015	580	612

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   45

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Government Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Series 2005-P10B, Class 1
4.940%, 08/10/2015	$378	$403
Series 2010-10A, Class 1
4.108%, 03/10/2020	2,000	2,032

		9,777

Utilities – 0.6%
Centerpoint Energy Transition
Series 2008-A, Class A1
4.192%, 02/01/2020	1,007	1,086

Total Asset-Backed Securities
(Cost $14,332)		14,732

Corporate Bonds – 3.9%
Banking – 1.8%
Bank of America
Series MTN
2.100%, 04/30/2012	1,000	1,024
Citibank
1.750%, 12/28/2012	1,000	1,018
JPMorgan Chase
2.200%, 06/15/2012	1,000	1,027

		3,069

Brokerage – 1.2%
Goldman Sachs
3.250%, 06/15/2012 ▼	1,000	1,047
Morgan Stanley
2.250%, 03/13/2012 ▼	1,000	1,026

		2,073

Finance – 0.9%
GMAC
1.750%, 10/30/2012	1,070	1,089
Private Export Funding
3.050%, 10/15/2014	550	575

		1,664

Total Corporate Bonds
(Cost $6,715)		6,806

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 3.8%
Fixed Rate – 3.8%
Federal Home Loan Mortgage Corporation
Series 2382, Class DA
5.500%, 10/15/2030	10	11
Series 2629, Class BO
3.250%, 03/15/2018	853	880
Series 2843, Class BH
4.000%, 01/15/2018	797	818
Federal National Mortgage Association
Series 2002-W1, Class 2A
7.500%, 02/25/2042	585	673
Series 2003-92, Class PD
4.500%, 03/25/2017	1,492	1,551
Series 2009-M1, Class A1
3.400%, 07/25/2019	960	994
Series 2010-M1, Class A1
3.305%, 06/25/2019	1,577	1,623

Total Collateralized Mortgage Obligation — U.S. Government Agency Mortgage-Backed Securities
(Cost $6,418)		6,550

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 3.3%
Fixed Rate – 3.3%
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	1,314	1,334
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.848%, 03/25/2043 ¥	868	601
GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.737%, 05/25/2035 ¥	1,297	752
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	392	347
Lehman Mortgage Trust
Series 2008-6, Class 1A1
6.420%, 07/25/2047	604	568
Master Alternative Loans Trust
Series 2005-2, Class 1A3
6.500%, 03/25/2035	520	458
Residential Accredit Loans
Series 2003-QS12, Class M1
5.000%, 06/25/2018 ¥	651	510
Residential Asset Mortgage Products
Series 2004-SL4, Class A3
6.500%, 07/25/2032	858	886
Wells Fargo Mortgage Backed Securities Trust
Series 2007-9, Class 1A4
5.500%, 07/25/2037	600	252

Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities
(Cost $6,865)		5,708

Short-Term Investments – 1.3%
Money Market Funds – 1.2%
First American Government Obligations Fund, Class Z, 0.015% Å Ω	1,598,060	1,598
First American U.S. Treasury Money Market Fund, Class Z, 0.000% Å Ω	619,655	620

		2,218

U.S. Treasury Obligations – 0.1%
U.S. Treasury Bills ☐
0.080%, 07/15/2010	$25	25
0.205%, 12/16/2010	125	125

		150

Total Short-Term Investments
(Cost $2,368)		2,368

Investment Purchased with Proceeds from Securities Lending – 13.6%
Mount Vernon Securities Lending Prime Portfolio
0.282% Ω †
(Cost $23,635)	23,634,965	23,635

Total Investments ▲ – 113.1%
(Cost $191,845)		196,526

Other Assets and Liabilities, Net – (13.1)%		(22,843)

Total Net Assets – 100.0%		$173,683

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $23,146 at June 30, 2010. See note 2 in Notes to Financial Statements.

46   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Intermediate Government Bond Fund (concluded)

◄	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $583 or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $2,261 or 1.3% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $2,247 or 1.3% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $192,220. The approximate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$5,994
Gross unrealized depreciation	(1,688)

Net unrealized appreciation	$4,306

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	September 2010	55	$12,036	$48
U.S. Treasury 5 Year Note Futures	September 2010	(37)	(4,379)	(22)
U.S. Treasury 10 Year Note Futures	September 2010	44	5,392	94
U.S. Treasury Long Bond Futures	September 2010	(21)	(2,678)	(62)

				$58

Intermediate Term Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 52.2%
Banking – 9.1%
Bank of America
5.650%, 05/01/2018	$3,120	$3,197
5.625%, 07/01/2020	4,080	4,112
8.000%, 12/29/2049 Δ	4,310	4,163
Barclays Bank
5.125%, 01/08/2020 ¬	3,630	3,611
Citigroup
6.125%, 11/21/2017	4,590	4,794
Citigroup Capital XXI
8.300%, 12/21/2077 Δ	1,475	1,437
Comerica Bank
5.750%, 11/21/2016	3,245	3,461
Deutsche Bank
3.875%, 08/18/2014 ¬	3,205	3,311
Fifth Third Bancorp
6.250%, 05/01/2013 ▼	1,495	1,627
JPMorgan Chase
5.150%, 10/01/2015	3,290	3,520
Series 1
7.900%, 04/29/2049 Δ	4,085	4,212
JPMorgan Chase Capital XXII
Series V
6.450%, 02/02/2037	1,750	1,651
Keycorp
6.500%, 05/14/2013 ▼	1,000	1,094
Lloyds TSB Bank
4.375%, 01/12/2015 ¬ ■	8,000	7,709
North Fork Bancorp
5.875%, 08/15/2012	3,130	3,247
PNC Funding
3.625%, 02/08/2015	3,300	3,397
Royal Bank of Scotland
6.400%, 10/21/2019 ¬	1,000	1,014
Sovereign Bank
8.750%, 05/30/2018	2,040	2,338
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	1,170	1,003
Wachovia
5.750%, 06/15/2017	1,450	1,584
Wells Fargo
4.375%, 01/31/2013	1,840	1,945
Series K
7.980%, 03/29/2049 Δ	3,365	3,465
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	3,545	3,580

		69,472

Basic Industry – 3.1%
Arcelormittal
5.375%, 06/01/2013 ¬ ▼	7,835	8,239
Celulosa Arauco Constitucion
5.625%, 04/20/2015 ¬ ▼	2,000	2,149
Incitec Pivot Finance
6.000%, 12/10/2019 ■	2,255	2,310
Newmont Mining
5.125%, 10/01/2019 ▼	3,720	3,986
Rio Tinto Financial
5.875%, 07/15/2013 ¬	3,300	3,616
Southern Copper
5.375%, 04/16/2020	2,000	2,005
Vale Overseas
6.250%, 01/11/2016 ¬	1,415	1,549

		23,854

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   47

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Brokerage – 2.1%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ ▼	$1,165	$880
Goldman Sachs Group
6.150%, 04/01/2018	3,845	4,028
Merrill Lynch
6.050%, 05/16/2016	4,625	4,779
Morgan Stanley
5.375%, 10/15/2015	4,760	4,820
7.300%, 05/13/2019	1,480	1,592

		16,099

Capital Goods – 1.4%
Boeing
4.875%, 02/15/2020	1,850	2,037
John Deere Capital
Series MTN
4.500%, 04/03/2013	1,990	2,143
L-3 Communications
4.750%, 07/15/2020	1,885	1,899
Tyco International
3.375%, 10/15/2015 ¬	4,405	4,548

		10,627

Communications – 7.2%
AT&T
5.800%, 02/15/2019 ▼	3,350	3,772
British Sky Broadcasting
6.100%, 02/15/2018 ¬ ■ ▼	1,845	2,071
British Telecom
5.950%, 01/15/2018 ¬	2,415	2,518
CBS
5.750%, 04/15/2020 ▼	1,355	1,454
Comcast
5.150%, 03/01/2020	1,930	2,021
Deutsche Telekom
5.875%, 08/20/2013 ¬	6,560	7,182
DirecTV Holdings
3.550%, 03/15/2015	2,850	2,869
5.200%, 03/15/2020	2,800	2,918
Discovery Communications
5.050%, 06/01/2020 ▼	3,200	3,326
Embarq
7.082%, 06/01/2016	1,170	1,247
NBC Universal
5.150%, 04/30/2020 ■	3,895	4,062
News America
5.650%, 08/15/2020 ▼	2,000	2,209
Rogers Communications
6.800%, 08/15/2018 ¬	1,390	1,643
Telecom Italia Capital
7.175%, 06/18/2019 ¬	2,570	2,767
Time Warner Cable
8.250%, 02/14/2014	2,000	2,364
6.750%, 07/01/2018	2,025	2,324
Verizon Communications
5.250%, 04/15/2013	5,053	5,540
8.750%, 11/01/2018	3,270	4,251

		54,538

Consumer Cyclical – 2.8%
American Honda Finance
Series MTN
4.625%, 04/02/2013 ■	3,660	3,920
Home Depot
5.875%, 12/16/2036	1,775	1,820
McDonald’s
Series MTN
5.350%, 03/01/2018 ▼	1,740	1,993
R.R. Donnelley & Sons
7.625%, 06/15/2020	1,195	1,185
Target
5.125%, 01/15/2013	3,580	3,906
Viacom
5.625%, 09/15/2019 ▼	2,000	2,191
Whirlpool
Series MTN
5.500%, 03/01/2013	3,165	3,390
Yum! Brands
8.875%, 04/15/2011	2,740	2,894

		21,299

Consumer Non Cyclical – 5.5%
Altria Group
9.700%, 11/10/2018	3,000	3,799
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019 ■	3,450	4,187
Baxter International
4.500%, 08/15/2019	1,500	1,604
Bunge Limited Finance
8.500%, 06/15/2019	1,135	1,355
ConAgra Foods
5.875%, 04/15/2014	2,595	2,934
Covidien International
5.450%, 10/15/2012 ¬	2,240	2,443
Genentech
4.750%, 07/15/2015	1,650	1,826
Kellogg
4.450%, 05/30/2016	2,620	2,862
Kraft Foods
6.500%, 08/11/2017	1,225	1,423
5.375%, 02/10/2020	3,500	3,751
Lorillard Tobacco
8.125%, 06/23/2019	1,815	2,013
Reynolds American
6.750%, 06/15/2017	3,000	3,250
Roche Holdings
6.000%, 03/01/2019 ■	2,100	2,446
Schering-Plough
5.550%, 12/01/2013	4,595	5,155
UnitedHealth Group
4.875%, 02/15/2013	2,965	3,186

		42,234

Electric – 2.3%
FirstEnergy Solutions
6.050%, 08/15/2021	500	510
MidAmerican Energy Holdings
5.875%, 10/01/2012	3,445	3,730
National Rural Utilities
10.375%, 11/01/2018	3,100	4,299
Ohio Power
Series K
6.000%, 06/01/2016	2,100	2,378
PPL Energy Supply
6.300%, 07/15/2013	2,000	2,218
Virginia Electric Power
5.950%, 09/15/2017	3,780	4,350

		17,485

Energy – 4.1%
Anadarko Petroleum
5.950%, 09/15/2016 ▼	1,515	1,304
Cenovus Energy
5.700%, 10/15/2019 ¬ ■	2,870	3,135
ConocoPhillips
6.000%, 01/15/2020 ▼	3,280	3,844

48   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Hess
8.125%, 02/15/2019	$2,750	$3,428
Marathon Oil
7.500%, 02/15/2019	1,635	1,961
Nexen
5.650%, 05/15/2017 ¬	4,180	4,536
Petroleos Mexicanos
4.875%, 03/15/2015 ¬ ■ ▼	1,000	1,035
Suncor Energy
6.100%, 06/01/2018 ¬	1,275	1,436
Talisman Energy
7.750%, 06/01/2019 ¬	2,500	3,069
Valero Energy
4.500%, 02/01/2015 ▼	1,315	1,351
Weatherford International
5.950%, 06/15/2012	3,890	4,167
Woodside Finance
4.500%, 11/10/2014 ¬ ■	1,880	1,917

		31,183

Finance – 5.5%
American Express
7.250%, 05/20/2014	1,725	1,961
American Express Centurion
Series BKNT
5.550%, 10/17/2012	2,035	2,187
American Express Credit
Series C
7.300%, 08/20/2013	2,405	2,723
Ameriprise Financial
5.300%, 03/15/2020	3,330	3,479
Capital One Bank
8.800%, 07/15/2019	3,140	3,920
Capital One Financial
6.150%, 09/01/2016	1,775	1,878
Countrywide Financial
6.250%, 05/15/2016	2,395	2,497
Credit Agricole
6.637%, 05/29/2049 Δ ¬ ■	1,330	978
Discover Financial Services
10.250%, 07/15/2019	2,245	2,672
General Electric Capital
4.800%, 05/01/2013 ▼	6,235	6,646
Series A
3.750%, 11/14/2014	2,500	2,557
Series MTN
5.625%, 09/15/2017 ▼	3,955	4,228
International Lease Finance
6.375%, 03/25/2013	2,635	2,470
Private Export Funding
3.050%, 10/15/2014	575	601
Transcapitalinvest
5.670%, 03/05/2014 ¬ ■	2,990	3,048

		41,845

Industrial Other – 0.8%
Johnson Controls
5.250%, 01/15/2011 ▼	4,720	4,795
Thermo Fisher Scientific
3.200%, 05/01/2015	1,265	1,305

		6,100

Insurance – 3.8%
Aflac
8.500%, 05/15/2019 ▼	3,000	3,609
Allied World Assurance
7.500%, 08/01/2016 ¬	2,860	3,150
American International Group
8.250%, 08/15/2018	3,000	3,038
Hartford Financial Services Group
Series MTN
6.000%, 01/15/2019	3,055	3,082
Lincoln National
8.750%, 07/01/2019 ▼	2,720	3,334
Met Life Global Funding I
5.125%, 04/10/2013 ■	3,730	4,034
MetLife
7.717%, 02/15/2019	430	512
Pacific Life Global Funding
5.150%, 04/15/2013 ■	2,205	2,312
Pacific Life Insurance
6.000%, 02/10/2020 ■ ▼	965	1,024
Prudential Financial
5.100%, 09/20/2014	3,235	3,440
ZFS Finance USA Trust V
6.500%, 05/09/2067 ■ Δ	1,530	1,369

		28,904

Natural Gas – 0.4%
Kinder Morgan Energy Partners
5.000%, 12/15/2013	1,135	1,208
Transocean
6.000%, 03/15/2018 ¬ ▼	1,820	1,675

		2,883

Other Utility – 0.2%
American Water Capital
6.085%, 10/15/2017	1,420	1,566

Real Estate – 1.7%
Health Care – REIT
5.875%, 05/15/2015	1,875	2,021
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	1,960	2,028
Prologis – REIT
6.875%, 03/15/2020 ▼	3,545	3,351
Simon Property Group – REIT
5.650%, 02/01/2020	2,000	2,118
Vornado Realty – REIT
4.250%, 04/01/2015	3,315	3,296

		12,814

Sovereign – 0.2%
United Mexican States
5.625%, 01/15/2017 ¬	1,400	1,537

Transportation – 2.0%
AEP Texas Central
Series A-2
4.980%, 07/01/2013	9,095	9,595
Erac USA Finance
6.375%, 10/15/2017 ■	1,445	1,627
Union Pacific
5.750%, 11/15/2017 ▼	3,320	3,748

		14,970

Total Corporate Bonds
(Cost $368,317)		397,410

Asset-Backed Securities – 19.9%
Automotive – 5.4%
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.330%, 06/17/2013 ■	3,000	3,052
Bank of America Auto Trust
Series 2009-2A, Class A2
1.160%, 02/15/2012 ■	2,006	2,008
Series 2010-2, Class A3
1.310%, 07/15/2014	2,750	2,758

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   49

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Capital One Prime Auto Receivables Trust
Series 2006-2, Class A-4
4.940%, 07/15/2012	$1,436	$1,443
Series 2007-2, Class A3
4.890%, 01/15/2012	331	333
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	4,285	4,300
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	4,000	4,100
Harley-Davidson Motorcycle Trust
Series 2005-4, Class A2
4.850%, 06/15/2012	857	858
Hertz Vehicle Financing
Series 2009-2A, Class A1
4.260%, 03/25/2014 ■	5,000	5,210
Huntington Auto Trust
Series 2009-1A, Class A2
3.480%, 07/15/2011 ■	74	74
Nissan Auto Receivables Owner Trust
Series 2007-B, Class A4
5.160%, 03/15/2014	5,464	5,650
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	6,445	6,450
USAA Auto Owner Trust
Series 2007-2, Class A3
4.900%, 02/15/2012	75	76
Series 2008-1, Class A3
4.160%, 04/16/2012	531	535
Wachovia Auto Loan Owner Trust
Series 2006-2, Class A4
5.230%, 03/20/2012 ■	269	270
World Omni Auto Receivables Trust
Series 2007-B, Class A3A
5.280%, 01/17/2012	198	199
Series 2010-A, Class A2
0.700%, 06/15/2012	3,895	3,892

		41,208

Credit Cards – 5.2%
American Express Issuance Trust
Series 2005-1, Class C
0.680%, 08/15/2011 Δ	1,930	1,926
Bank of America Credit Card Trust
Series 2007-A8, Class A8
5.590%, 11/17/2014	5,855	6,346
Series 2008-A1, Class A1
0.930%, 04/15/2013 Δ	2,500	2,504
Cabela’s Master Credit Card Trust
Series 2008-1A, Class A2
1.187%, 12/15/2013 ■ Δ	2,910	2,915
Capital One Multi-Asset Execution Trust
Series 2008-A3, Class A3
5.050%, 02/15/2016	4,795	5,246
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	3,000	3,088
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	11,195	11,631
Discover Card Master Trust
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,530	4,061
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	1,940	1,939

		39,656

Equipment Leases – 0.3%
Caterpillar Financial Asset Trust
Series 2007-A, Class A3A
5.340%, 06/25/2012	1,109	1,117
GE Equipment Small Ticket
Series 2009-1, Class A1
0.382%, 11/15/2010 ■	1,022	1,022

		2,139

Home Equity – 2.3%
Amresco Residential Security Mortgage
Series 1997-3, Class A9
6.960%, 03/25/2027 ¥	25	24
Contimortgage Home Equity Loan Trust
Series 1997-2, Class A9
7.900%, 04/15/2028 ¥	13	12
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5
5.739%, 02/25/2034	3,181	2,708
RBSSP Resecuritization Trust
Series 2009-11, Class 4A1
2.095%, 12/26/2037 ■ Δ	1,062	1,057
Series 2009-13, Class 5A1
0.445%, 11/26/2036 ■ Δ	3,780	3,643
Series 2009-8, Class 3A1
0.485%, 03/26/2037 ■ Δ	980	956
Series 2009-9, Class 9A1
0.565%, 09/26/2037 ■ Δ	3,209	2,968
Series 2010-4, Class 1A1
0.455%, 03/26/2036 ■ Δ	4,526	3,910
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	2,590	1,867

		17,145

Manufactured Housing – 0.2%
Green Tree Financial
Series 1996-9, Class A5
7.200%, 01/15/2028 ¥	76	78
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	1,184	1,209
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	550	552

		1,839

Other – 5.6%
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040 Δ	4,000	4,205
Series 2007-PW15, Class A2
5.205%, 02/11/2044	3,605	3,723
Series 2007-T28, Class D
6.176%, 09/11/2042 ■ ¥ Δ	1,470	512
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.397%, 07/15/2044 Δ	5,800	6,213
Series 2007-CD4, Class A2B
5.205%, 12/11/2049 ▼	2,340	2,408
Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	2,430	2,424
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	257	257

50   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

GS Mortgage Securities II
Series 2006-GG6, Class A2
5.506%, 04/10/2038	$3,466	$3,519
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,715	4,831
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.330%, 07/12/2038 ¥ Δ	1,455	973
Small Business Administration
Series 2006-P10A, Class 1
5.408%, 02/10/2016	3,381	3,641
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	5,940	5,938
Series 2007-C34, Class A2
5.569%, 05/15/2046	3,830	3,961

		42,605

Utilities – 0.9%
CenterPoint Energy Transition
Series 2008-A, Class A1
4.192%, 02/01/2020	5,229	5,642
PG&E Energy Recovery Funding
Series 2005-1, Class A3
4.140%, 09/25/2012	1,066	1,075

		6,717

Total Asset-Backed Securities
(Cost $148,096)		151,309

U.S. Government & Agency Securities – 9.3%
U.S. Agency Debentures – 1.9%
Federal Agricultural Mortgage Corporation
5.500%, 07/15/2011 ■	13,900	14,606

U.S. Treasuries – 7.4%
U.S. Treasury Notes
0.875%, 05/31/2011 ▼	11,300	11,353
1.000%, 08/31/2011	2,680	2,697
1.375%, 10/15/2012 ▼	3,950	4,009
1.375%, 01/15/2013 ▼	2,505	2,539
2.625%, 06/30/2014 ▼	3,090	3,230
2.375%, 08/31/2014 ▼	1,905	1,969
2.375%, 02/28/2015 ▼	6,720	6,926
2.500%, 03/31/2015	3,835	3,974
2.125%, 05/31/2015 ▼	2,260	2,299
3.625%, 08/15/2019 ▼	750	793
3.375%, 11/15/2019 ▼	2,650	2,745
3.625%, 02/15/2020	3,555	3,756
3.500%, 05/15/2020 ▼	9,590	10,037

		56,327

Total U.S. Government & Agency Securities
(Cost $68,824)		70,933

U.S. Government Agency Mortgage-Backed Securities – 7.9%
Adjustable Rate Δ – 5.0%
Federal Home Loan Mortgage Corporation Pool
3.185%, 01/01/2028, #786281	719	749
2.748%, 04/01/2029, #847190	872	912
2.724%, 10/01/2030, #847209	2,410	2,514
2.726%, 05/01/2031, #847161	754	787
2.761%, 09/01/2033, #847210	2,037	2,127
2.856%, 01/01/2038, #848282	3,661	3,805
Federal National Mortgage Association Pool
2.756%, 09/01/2033, #725111	1,333	1,393
3.446%, 10/01/2033, #879906	5,043	5,263
2.774%, 03/01/2035, #819652	4,292	4,485
2.301%, 12/01/2035, #848390	1,741	1,774
2.758%, 07/01/2036, #AE0058	3,610	3,762
2.935%, 07/01/2036, #886034	4,253	4,444
2.791%, 09/01/2036, #995949	2,836	2,961
2.725%, 03/01/2038, #AD0706	3,169	3,305

		38,281

Fixed Rate – 2.9%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	1,893	1,968
Federal National Mortgage Association Pool
3.131%, 01/01/2015, #464373	2,600	2,703
4.000%, 07/01/2018, #357414	5,554	5,873
4.000%, 05/01/2020, #AD0107	5,359	5,664
4.000%, 03/01/2022, #890134	5,383	5,689

		21,897

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $59,149)		60,178

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 7.5%
Adjustable Rate Δ – 1.8%
Federal Home Loan Mortgage Corporation
Series 2755, Class FO
0.800%, 04/15/2032	5,793	5,795
Series 2863, Class HF
0.850%, 02/15/2019	3,424	3,424
Federal National Mortgage Association
Series 2003-52, Class NF
0.747%, 06/25/2023	4,318	4,292

		13,511

Fixed Rate – 5.7%
Federal Home Loan Mortgage Corporation
Series 1167, Class E
7.500%, 11/15/2021	15	17
Series 1286, Class A
6.000%, 05/15/2022	40	43
Series 2750, Class HE
5.000%, 02/15/2019	5,930	6,384
Series 2763, Class TA
4.000%, 03/15/2011	1,531	1,556
Series 2780, Class QC
4.500%, 03/15/2017	4,060	4,133
Series 2795, Class CL
4.500%, 07/15/2017	5,263	5,393
Series 3555, Class EA
4.000%, 12/15/2014	4,025	4,174
Federal National Mortgage Association
Series 1990-89, Class K
6.500%, 07/25/2020	12	14
Series 2002-83, Class MD
5.000%, 09/25/2016	4,695	4,818
Series 2003-30, Class AE
3.900%, 10/25/2017	5,943	6,134
Series 2009-M1, Class A1
3.400%, 07/25/2019	3,838	3,975

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   51

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Intermediate Term Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

Series 2010-M1, Class A1
3.305%, 06/25/2019	$6,467	$6,655

		43,296

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $55,918)		56,807

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 2.6%
Adjustable Rate Δ – 1.0%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.480%, 05/17/2011 ¬ ■	4,240	4,214
Structured Mortgage Loan Trust
Series 2004-11, Class A
3.128%, 08/25/2034	251	211
Wells Fargo Mortgage Backed Securities Trust
Series 2003-J, Class 2A5
4.437%, 10/25/2033	3,215	3,260

		7,685

Fixed Rate – 1.6%
Countrywide Alternative Loan Trust
Series 2004-2CB, Class 1A1
4.250%, 03/25/2034	629	630
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,237	951
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	4,241	4,306
GMAC Mortgage Corporation Loan Trust
Series 2010-1, Class A
4.250%, 07/25/2040 ■	3,455	3,446
OBP Depositor Trust
Series 2010-0BP, Class A
4.646%, 07/15/2045 ■	3,200	3,214
Westam Mortgage Financial
Series 11, Class A
6.360%, 08/26/2020 ¥	16	17

		12,564

Total Collateralized Mortgage Obligation – Private Mortgage-Backed Securities
(Cost $20,375)		20,249

Municipal Bond – 0.2%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950% 09/01/2016
(Cost $1,620)	1,620	1,620

Preferred Stock – 0.0%
Sovereign – 0.0%
Fannie Mae, Series S
(Cost $2,472)	104,000	35

Short-Term Investments – 0.8%
Money Market Fund – 0.5%
First American Prime Obligations Fund, Class Z 0.089% Å Ω	3,902,103	3,902

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.135%, 07/15/2010	$240	240
0.150%, 07/29/2010	310	310
0.205%, 12/16/2010	300	300
0.232%, 04/07/2011	875	874
0.242%, 05/05/2011	285	284

		2,008

Total Short-Term Investments
(Cost $5,909)		5,910

Investment Purchased with Proceeds from Securities Lending – 13.0%
Mount Vernon Securities Lending Prime Portfolio
0.282% Ω †
(Cost $99,022)	99,022,298	99,022

Total Investments ▲ – 113.4%
(Cost $829,702)		863,473

Other Assets and Liabilities, Net – (13.4)%		(102,208)

Total Net Assets – 100.0%		$761,265

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $84,100 or 11.0% of total net assets.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $96,774 at June 30, 2010. See note 2 in Notes to Financial Statements.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $117,331 or 15.4% of total net assets. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $1,616 or 0.2% of total net assets. See note 2 in Notes to Financial Statements.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is the annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $832,809. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$40,159
Gross unrealized depreciation	(9,495)

Net unrealized appreciation	$30,664

REIT –	Real Estate Investment Trust

52   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Intermediate Term Bond Fund (concluded)

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	September 2010	257	$56,239	$199
U.S. Treasury 5 Year Note Futures	September 2010	(251)	(29,706)	(275)
U.S. Treasury 10 Year Note Futures	September 2010	157	19,240	405
U.S. Treasury Long Bond Futures	September 2010	(20)	(2,550)	(69)

				$260

Interest Rate Swap Agreements

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$20,000	$(157)
JPMorgan Chase	3-Month LIBOR	Receive	3.858%	01/19/2020	5,000	(466)
UBS	3-Month LIBOR	Receive	1.358%	09/25/2011	19,000	(205)
UBS	3-Month LIBOR	Receive	1.133%	03/25/2012	19,000	(140)
UBS	3-Month LIBOR	Receive	1.048%	06/25/2012	20,000	(32)
UBS	3-Month LIBOR	Receive	3.001%	08/03/2014	8,000	(492)

						$(1,492)

Short Term Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 40.1%
Banking – 8.4%
Bank of America
4.875%, 01/15/2013	$2,000	$2,090
4.750%, 08/15/2013	1,500	1,540
Series MTN
2.100%, 04/30/2012	1,500	1,536
Bank One
7.875%, 08/01/2010	2,700	2,712
BB&T
5.700%, 04/30/2014 ▼	1,000	1,098
Series MTN
3.850%, 07/27/2012	260	271
Citigroup
2.125%, 04/30/2012	1,500	1,537
5.850%, 07/02/2013	1,000	1,047
6.375%, 08/12/2014	4,500	4,780
Credit Suisse
4.875%, 08/15/2010	1,500	1,506
Credit Suisse New York
5.500%, 05/01/2014 ▼ ¬	1,000	1,093
Deutsche Bank
3.875%, 08/18/2014 ¬	2,000	2,066
European Investment Bank
1.750%, 09/14/2012 ▼ ¬	5,000	5,057
Fifth Third Bancorp
6.250%, 05/01/2013 ▼	1,755	1,910
HSBC Finance
6.750%, 05/15/2011	2,345	2,441
JPMorgan Chase
2.200%, 06/15/2012	1,500	1,541
5.125%, 09/15/2014	2,000	2,134
3.700%, 01/20/2015	2,000	2,046
Key Bank
3.200%, 06/15/2012 ▼	1,500	1,569
KeyCorp
Series MTN
6.500%, 05/14/2013 ▼	1,000	1,094
KFW
Series GMTN
4.750%, 05/15/2012 ¬	5,000	5,339
Lloyds TSB Bank
4.375%, 01/12/2015 ¬ ■	3,000	2,890
National City
4.000%, 02/01/2011	1,000	1,008
PNC Funding
3.625%, 02/08/2015	1,500	1,544
Rabobank Nederland
3.200%, 03/11/2015 ¬ ■	1,400	1,415
Royal Bank of Scotland
4.875%, 08/25/2014 ¬ ■	1,900	1,906
Santander
2.485%, 01/18/2013 ¬ ■	2,000	1,938
UBS
3.875%, 01/15/2015 ¬	1,000	995
Wells Fargo
Series AI
4.750%, 02/09/2015	2,000	2,093
Series I
3.750%, 10/01/2014	2,000	2,048

		60,244

Basic Industry – 2.3%
Arcelormittal
5.375%, 06/01/2013 ▼ ¬	1,900	1,998
BHP Billiton Finance
5.500%, 04/01/2014 ¬	1,000	1,115

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   53

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Codelco
5.500%, 10/15/2013 ■ ¬	$2,400	$2,630
Dow Chemical
4.850%, 08/15/2012	1,000	1,055
E. I. du Pont de Nemours
3.250%, 01/15/2015	2,600	2,712
Georgia-Pacific
8.125%, 05/15/2011 ▼	500	521
Noranda
7.250%, 07/15/2012 ¬	2,000	2,166
Potash Corporation of Saskatchewan
3.750%, 09/30/2015 ¬	1,500	1,562
Rio Tinto Financial
8.950%, 05/01/2014 ▼ ¬	1,000	1,213
United States Steel
5.650%, 06/01/2013	1,000	1,010
Vedanta Resources
9.500%, 07/18/2018 ¬ ■	420	446

		16,428

Brokerage – 1.8%
Goldman Sachs Group
6.875%, 01/15/2011 ▼	3,000	3,076
1.625%, 07/15/2011	1,580	1,599
3.625%, 08/01/2012 ▼	1,625	1,655
Merrill Lynch
5.450%, 02/05/2013	1,250	1,311
Morgan Stanley
2.250%, 03/13/2012 ▼	1,525	1,565
4.200%, 11/20/2014	2,000	1,975
Series GMTN
4.100%, 01/26/2015 ▼	1,645	1,603

		12,784

Capital Goods – 1.0%
Case New Holland
7.750%, 09/01/2013	1,000	1,023
Caterpillar Financial Services
Series MTN
4.900%, 08/15/2013	2,490	2,725
ITT
4.900%, 05/01/2014	1,779	1,939
Northrop Grumman
3.700%, 08/01/2014	1,707	1,790

		7,477

Communications – 4.6%
American Tower
4.625%, 04/01/2015	2,000	2,080
AT&T
7.300%, 11/15/2011	1,500	1,621
6.700%, 11/15/2013	2,000	2,308
British Telecom
5.150%, 01/15/2013 ¬	1,000	1,049
Comcast
5.300%, 01/15/2014	1,000	1,098
Deutsche Telekom
5.875%, 08/20/2013 ¬	2,000	2,190
DirecTV Holdings
3.550%, 03/15/2015	1,700	1,711
7.625%, 05/15/2016	2,000	2,173
NBC Universal
3.650%, 04/30/2015 ▼ ■	2,000	2,045
News America
5.300%, 12/15/2014 ▼	1,000	1,111
Sprint Capital
8.375%, 03/15/2012	2,000	2,098
TCM Sub
3.550%, 01/15/2015 ■	1,000	1,022
Telecom Italia Capital
4.950%, 09/30/2014 ¬	1,540	1,543
Telefonica Emisiones
2.582%, 04/26/2013 ▼ ¬	1,450	1,440
Time Warner Cable
5.400%, 07/02/2012	1,250	1,335
8.250%, 02/14/2014	1,025	1,212
Verizon Communications
5.250%, 04/15/2013	900	987
Verizon New England
6.500%, 09/15/2011	1,500	1,584
Verizon Wireless
5.550%, 02/01/2014	2,000	2,242
Vodafone Group
5.000%, 09/15/2015 ¬	2,500	2,702

		33,551

Consumer Cyclical – 1.5%
Best Buy
6.750%, 07/15/2013	1,000	1,119
Home Depot
5.250%, 12/16/2013	2,000	2,199
Macy’s Retail Holdings
5.350%, 03/15/2012	1,700	1,738
Staples
9.750%, 01/15/2014	1,000	1,227
Target
4.000%, 06/15/2013	1,000	1,068
Viacom
4.375%, 09/15/2014	1,000	1,063
Whirlpool
8.000%, 05/01/2012	1,000	1,094
Yum! Brands
8.875%, 04/15/2011	1,260	1,331

		10,839

Consumer Non Cyclical – 7.2%
Altria Group
8.500%, 11/10/2013	2,000	2,335
Anheuser-Busch InBev Worldwide
3.000%, 10/15/2012 ▼	1,750	1,796
7.200%, 01/15/2014 ■	1,000	1,150
Boston Scientific
4.500%, 01/15/2015	1,000	982
Bunge Limited Finance
5.875%, 05/15/2013	895	961
Cardinal Health
5.500%, 06/15/2013	915	999
Carefusion
4.125%, 08/01/2012	600	627
Cargill
4.375%, 06/01/2013 ■	2,000	2,132
ConAgra Foods
5.875%, 04/15/2014	1,950	2,205
Covidien International
1.875%, 06/15/2013 ¬	3,750	3,773
Dr. Pepper Snapple Group
2.350%, 12/21/2012	2,000	2,023
Eli Lilly & Co.
3.550%, 03/06/2012 ▼	1,000	1,043
Express Scripts
5.250%, 06/15/2012	2,500	2,671
Genentech
4.750%, 07/15/2015	2,000	2,213
Kraft Foods
5.625%, 11/01/2011	1,500	1,578
6.000%, 02/11/2013	1,500	1,654
Kroger
5.500%, 02/01/2013	2,000	2,178

54   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Life Technologies
3.375%, 03/01/2013	$1,000	$1,022
McKesson
6.500%, 02/15/2014	2,105	2,405
MedcoHealth Solutions
6.125%, 03/15/2013	1,845	2,042
Miller Brewing
5.500%, 08/15/2013 ¬ ■	2,000	2,188
Novartis Capital
2.900%, 04/24/2015	1,000	1,029
Pfizer
4.450%, 03/15/2012	1,000	1,055
Reynolds American
7.250%, 06/01/2013	2,000	2,200
Smithfield Foods
7.000%, 08/01/2011 ▼	320	325
St. Jude Medical
2.200%, 09/15/2013	2,000	2,025
3.750%, 07/15/2014	690	729
Teva Pharmaceutical
1.500%, 06/15/2012 ▼	2,500	2,509
UnitedHealth Group
4.875%, 02/15/2013	1,500	1,612
Watson Pharmaceuticals
5.000%, 08/15/2014	2,000	2,142

		51,603

Electric – 1.0%
Arizona Public Service
6.375%, 10/15/2011	2,000	2,117
MidAmerican Energy Holdings
5.875%, 10/01/2012	1,555	1,684
National Rural Utilities Cooperative Finance
2.625%, 09/16/2012	950	975
4.750%, 03/01/2014	1,000	1,096
Nevada Power
6.500%, 04/15/2012	1,000	1,079

		6,951

Energy – 2.5%
Anadarko Petroleum
5.950%, 09/15/2016 ▼	755	650
ConocoPhillips
4.750%, 02/01/2014	900	990
Husky Energy
5.900%, 06/15/2014 ¬	1,000	1,113
Marathon Global Funding
6.000%, 07/01/2012 ¬	1,000	1,075
Marathon Oil
6.125%, 03/15/2012	500	536
8.375%, 05/01/2012 ¬	1,000	1,111
Nabors Industries
5.375%, 08/15/2012	1,850	1,966
Petroleos Mexicanos
4.875%, 03/15/2015 ▼ ¬ ■	2,000	2,070
Pride International
7.375%, 07/15/2014	1,000	996
Shell International Finance
3.250%, 09/22/2015 ▼ ¬	1,180	1,206
Smith International
8.625%, 03/15/2014	1,000	1,188
Valero Energy
6.875%, 04/15/2012	1,000	1,076
Weatherford International
5.150%, 03/15/2013 ¬	1,500	1,572
Woodside Finance
4.500%, 11/10/2014 ¬ ■	1,250	1,275
XTO Energy
5.300%, 06/30/2015	1,000	1,132

		17,956

Finance – 3.3%
American Express Travel
5.250%, 11/21/2011 ■	2,450	2,546
Ameriprise Financial
5.350%, 11/15/2010	29	29
Capital One Bank
6.500%, 06/13/2013	1,500	1,645
General Electric Capital
3.500%, 08/13/2012	1,565	1,615
4.800%, 05/01/2013 ▼	1,000	1,066
Series A
3.750%, 11/14/2014	3,000	3,069
Series GMTN
5.250%, 10/19/2012	3,000	3,206
Series MTN
2.200%, 06/08/2012	1,510	1,550
GMAC
1.750%, 10/30/2012	3,680	3,744
2.200%, 12/19/2012	1,750	1,798
Household Finance
4.750%, 07/15/2013	2,000	2,095
ILFC E-Capital Trust I
5.900%, 12/21/2065 ■ Δ	1,000	641
Nissan Motor Acceptance
3.250%, 01/30/2013 ■	1,000	1,021

		24,025

Industrial Other – 1.2%
Arrow Electronics
6.875%, 07/01/2013	1,990	2,196
Briggs & Stratton
8.875%, 03/15/2011 ▼	870	896
Thermo Fisher Scientific
3.250%, 11/20/2014	1,625	1,678
3.200%, 05/01/2015	1,250	1,290
Tyco Electronics
6.000%, 10/01/2012 ¬	2,430	2,624

		8,684

Insurance – 2.1%
Allstate Life Global Funding Trust
Series MTN
5.375%, 04/30/2013 ▼	1,500	1,645
Berkshire Hathaway
Series 0001
2.125%, 02/11/2013	2,355	2,404
Hartford Financial Services Group
5.250%, 10/15/2011	1,000	1,035
4.000%, 03/30/2015	1,000	982
Lincoln National
4.300%, 06/15/2015	1,000	1,017
Metropolitan Life Global Funding I
2.875%, 09/17/2012 ■	1,900	1,945
2.500%, 01/11/2013 ■	1,000	1,012
Prudential Financial
Series MTN
3.625%, 09/17/2012	2,600	2,678
2.750%, 01/14/2013	1,600	1,608
Series MTNB
4.500%, 07/15/2013	1,000	1,038

		15,364

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   55

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Natural Gas – 0.7%
Consolidated Natural Gas
Series C
6.250%, 11/01/2011	$1,575	$1,670
Duke Energy
3.950%, 09/15/2014	1,500	1,577
Kinder Morgan
6.500%, 09/01/2012	1,000	1,032
Ras Laffan
4.500%, 09/30/2012 ¬ ■	500	519

		4,798

Real Estate – 1.1%
Boston Properties – REIT
6.250%, 01/15/2013	1,000	1,089
HCP – REIT
Series MTN
5.625%, 02/28/2013	1,000	1,049
Nationwide Health Properties – REIT
6.250%, 02/01/2013	2,000	2,148
Simon Property Group – REIT
4.200%, 02/01/2015	2,000	2,055
Vornado Realty – REIT
4.250%, 04/01/2015	1,500	1,491

		7,832

Technology – 0.5%
Analog Devices
5.000%, 07/01/2014	1,000	1,081
Motorola
8.000%, 11/01/2011	1,200	1,288
National Semiconductor
3.950%, 04/15/2015	1,000	1,013

		3,382

Transportation – 0.9%
CSX
5.750%, 03/15/2013	1,500	1,640
Delta Airlines
Series 11B, Class B
7.711%, 03/18/2013	900	891
FedEx
7.375%, 01/15/2014	1,000	1,168
GATX
4.750%, 05/15/2015	1,000	1,043
United Airlines
10.400%, 11/01/2016 ▼	975	1,048
United Parcel Service
3.875%, 04/01/2014	1,000	1,076

		6,866

Total Corporate Bonds
(Cost $280,616)		288,784

Asset-Backed Securities – 25.1%
Automotive – 7.2%
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.330%, 06/17/2013 ■	2,500	2,543
Bank of America Auto Trust
Series 2008-1A, Class A3A
4.970%, 09/20/2012 ■	4,463	4,569
Series 2010-2, Class A3
1.310%, 07/15/2014	2,525	2,532
Capital Auto Receivables Asset Trust
Series 2007-3, Class A4
5.210%, 03/17/2014	2,500	2,588
Series 2008-1, Class A3A
3.860%, 08/15/2012	571	579
Capital One Prime Auto Receivables Trust
Series 2006-2, Class A4
4.940%, 07/15/2012	898	902
Series 2007-2, Class A3
4.890%, 01/15/2012	265	266
Series 2007-2, Class A4
5.060%, 06/15/2014	2,500	2,579
Chase Manhattan Auto Owner Trust
Series 2006-B, Class A4
5.110%, 04/15/2014	871	880
Chrysler Financial Lease Trust
Series 2010-A, Class A2
1.780%, 06/15/2011 ■	3,315	3,326
DaimlerChrysler Auto Trust
Series 2006-C, Class A4
4.980%, 11/08/2011	280	280
Series 2008-A, Class A3A
3.700%, 06/08/2012	743	750
Ford Credit Auto Owner Trust
Series 2009-A, Class A3A
3.960%, 05/15/2013	1,750	1,794
Harley-Davidson Motorcycle Trust
Series 2006-1, Class A2
5.040%, 10/15/2012 ■	698	709
Hertz Vehicle Financing
Series 2009-2A, Class A1
4.260%, 03/25/2014 ■	3,000	3,126
Honda Auto Receivables Owner Trust
Series 2010-2, Class A2
0.820%, 06/18/2012	2,000	2,000
Huntington Auto Trust
Series 2009-1A, Class A2
3.480%, 07/15/2011 ■	35	35
JPMorgan Auto Receivables Trust
Series 2006-A, Class A4
5.140%, 12/15/2014 ■	1,218	1,240
Nissan Auto Lease Trust
Series 2009-B, Class A3
2.070%, 01/15/2015	1,585	1,602
Nissan Auto Receivables Owner Trust
Series 2008-B, Class A3
4.460%, 04/15/2012	1,009	1,026
Series 2009-A, Class A2
2.940%, 07/15/2011	1,064	1,068
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	5,755	5,759
USAA Auto Owner Trust
Series 2010-1, Class A2
0.630%, 06/15/2012	5,000	4,997
Volkswagen Auto Lease Trust
Series 2009-A, Class A3
3.410%, 04/16/2012	3,000	3,062
Wachovia Auto Loan Owner Trust
Series 2006-2, Class A4
5.230%, 03/20/2012 ■	149	150
World Omni Auto Receivables Trust
Series 2007-B, Class A3A
5.280%, 01/17/2012	271	272
Series 2010-A, Class A2
0.700%, 05/15/2011	2,925	2,923

		51,557

Credit Cards – 4.7%
American Express Issuance Trust
Series 2005-1, Class C
0.680%, 08/15/2011 Δ	905	903

56   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Bank of America Credit Card Trust
Series 2008-A1, Class A1
0.930%, 04/15/2013 Δ	$5,231	$5,239
Cabela’s Master Credit Card Trust
Series 2008-1A, Class A2
1.187%, 12/15/2013 ■ Δ	1,415	1,417
Capital One Multi-Asset Execution Trust
Series 2008-3A, Class A3
5.050%, 02/15/2016	2,750	3,009
Series 2008-A5, Class A5
4.850%, 02/15/2014	2,400	2,474
Chase Issuance Trust
Series 2008-A9, Class A9
4.260%, 05/15/2013	2,000	2,059
Citibank Credit Card Issuance Trust
Series 2006-A4, Class A4
5.450%, 05/10/2013	5,245	5,449
Discover Card Master Trust
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	885	885
Series 2008-A3, Class A3
5.100%, 10/15/2013	7,535	7,785
Discover Card Master Trust I
Series 2003-4, Class B2
0.780%, 05/15/2013 Δ	185	185
Series 2005-4, Class B1
0.600%, 06/18/2013 Δ	380	379
MBNA Credit Card Master Note Trust
Series 2005-A6, Class A6
4.500%, 01/15/2013	1,165	1,171
Washington Mutual Master Note Trust
Series 2007-A4, Class A4
5.200%, 10/15/2014 ■	3,000	3,036

		33,991

Equipment Leases – 0.6%
Caterpillar Financial Asset Trust
Series 2007-A, Class A3A
5.340%, 06/25/2012	519	522
CNH Equipment Trust
Series 2008-A, Class A4A
4.930%, 08/15/2014	2,496	2,588
GE Equipment Small Ticket
Series 2009-1, Class A1
0.382%, 11/15/2010 ■	852	852
MBNA Practice Solutions Owner Trust
Series 2005-2, Class A4
4.470%, 06/15/2013 ■	47	47

		4,009

Home Equity – 3.3%
Countrywide Asset-Backed Certificates
Series 2003-5, Class AF5
5.739%, 02/25/2034	1,804	1,536
Series 2007-1, Class 2A1
0.397%, 07/25/2037 Δ	3,716	3,611
Equivantage Home Equity Loan Trust
Series 1996-1, Class A
6.550%, 10/25/2025 ¥	10	10
Series 1996-4, Class A
7.250%, 01/25/2028 ¥	168	149
IMC Home Equity Loan Trust
Series 1998-3, Class A7
7.220%, 08/20/2029 Δ ¥	1,227	1,170
Novastar Home Equity Loan Trust
Series 2007-1, Class A2A1
0.447%, 03/25/2037 Δ	3,576	3,272
RBSSP Resecuritization Trust
Series 2009-10, Class 8A1
0.495%, 05/26/2036 ■ Δ	1,532	1,449
Series 2009-11, Class 4A1
2.095%, 12/26/2037 ■ Δ	641	638
Series 2009-13, Class 5A1
0.445%, 11/26/2036 ■ Δ	2,603	2,509
Series 2009-8, Class 3A1
0.485%, 03/26/2037 ■ Δ	510	498
Series 2009-9, Class 9A1
0.565%, 09/26/2037 ■ Δ	1,740	1,609
Series 2010-4, Class 1A1
0.455%, 03/26/2036 ■ Δ	4,049	3,497
Series 2010-4, Class 5A1
0.505%, 02/26/2037 ■ Δ	2,705	2,473
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	2,425	1,748

		24,169

Manufactured Housing – 0.8%
Green Tree Financial
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	508	519
Newcastle Investment Trust
Series 2010-MH1, Class A
4.500%, 07/10/2035 ■	3,821	3,938
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	164	164
Series 2005-B, Class A2
5.247%, 12/15/2018	1,087	1,100

		5,721

Other – 7.6%
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP6, Class A1
5.920%, 10/15/2036	476	478
Series 2005-PW10, Class A4
5.405%, 12/11/2040	5,000	5,256
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.397%, 07/15/2044	4,000	4,285
Series 2007-CD4, Class A2B
5.205%, 12/11/2049 ▼	1,385	1,425
Commercial Mortgage Pass-Through Certificates
Series 2005-LP5, Class A4
4.982%, 05/10/2043 Δ	2,500	2,638
Crown Castle Towers
Series 2010-1, Class A1
4.523%, 01/15/2035 ■ Δ	2,000	2,087
GE Capital Commercial Mortgage Corporation
Series 2001-3, Class A2
6.070%, 06/10/2038	3,250	3,389
GMAC Commercial Mortgage Securities
Series 2003-C2, Class A2
5.659%, 05/10/2040	3,500	3,791
Series 2004-C1, Class A2
4.100%, 03/10/2038	655	657
Greenwich Capital Commercial Funding
Series 2005-GG5, Class A2
5.117%, 04/10/2037	4,260	4,308
GS Commercial Mortgage
Series 2007-GG10
5.690%, 08/10/2045	977	1,007
GS Mortgage Securities II
Series 2007-GG10, Class A4
5.999%, 08/10/2045 Δ	750	737

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   57

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

JPMorgan Chase Commercial Mortgage Securities
Series 2001-CIB2, Class A3
6.429%, 04/15/2035	$7,779	$8,020
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,305	4,411
Morgan Stanley Capital I
Series 2003-IQ6, Class A4
4.970%, 12/15/2041	1,090	1,158
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	4,555	4,804
Small Business Administration
Series 2005-P10A, Class 1
4.638%, 02/10/2015	2,650	2,795
Series 2006-P10A, Class 1
5.408%, 02/10/2016	1,645	1,771
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.246%, 12/15/2043	1,739	1,738

		54,755

Utilities – 0.9%
CenterPoint Energy
Series 2005-A, Class A2
4.970%, 08/01/2014	2,922	3,044
Peco Energy Transition Trust
Series 2001-A, Class A1
6.520%, 12/31/2010	1,123	1,134
PG&E Energy Recovery Funding
Series 2005-2, Class A2
5.030%, 03/25/2014	1,190	1,237
PSE&G Transition Funding
Series 2001-1, Class A6
6.610%, 06/15/2015	1,190	1,316

		6,731

Total Asset-Backed Securities
(Cost $175,392)		180,933

U.S. Government Agency Mortgage-Backed Securities – 11.7%
Adjustable Rate Δ – 8.1%
Federal Home Loan Mortgage Corporation Pool
3.011%, 12/01/2026, #786591	411	431
2.741%, 01/01/2029, #846946	368	385
3.097%, 10/01/2029, #786853	253	262
4.341%, 04/01/2030, #972055	282	300
2.175%, 05/01/2030, #847014	222	229
2.706%, 06/01/2031, #847367	166	173
2.677%, 08/01/2032, #847331	2,207	2,299
2.743%, 09/01/2032, #847652	1,183	1,234
2.961%, 10/01/2032, #847063	201	209
2.597%, 05/01/2033, #780456	806	839
2.719%, 10/01/2033, #780911	1,453	1,507
2.607%, 03/01/2034, #781296	1,675	1,741
3.850%, 03/01/2036, #848193	3,370	3,471
2.641%, 08/01/2036, #1L1462	1,037	1,076
2.856%, 01/01/2038, #848282	3,329	3,460
Federal National Mortgage Association Pool
2.628%, 11/01/2025, #433988	503	519
2.726%, 10/01/2030, #847241	1,491	1,555
4.104%, 06/01/2031, #625338	214	221
5.056%, 12/01/2031, #535363	1,299	1,391
3.129%, 03/01/2032, #545791	33	34
2.518%, 05/01/2032, #545717	187	196
2.665%, 05/01/2032, #634948	139	144
3.071%, 10/01/2032, #661645	81	84
2.879%, 12/01/2032, #671884	192	200
2.376%, 04/01/2034, #775389	149	154
2.683%, 04/01/2034, #AD0486	3,009	3,136
2.692%, 06/01/2034, #725721	3,081	3,200
2.064%, 07/01/2034, #795242	2,038	2,107
2.688%, 11/01/2034, #797182	1,920	1,998
2.817%, 11/01/2034, #841068	1,992	2,081
2.774%, 03/01/2035, #819652	2,902	3,033
2.872%, 07/01/2035, #745922	1,960	2,035
4.862%, 08/01/2035, #838958	1,754	1,821
2.301%, 12/01/2035, #848390	1,741	1,774
2.758%, 07/01/2036, #AE0058	3,542	3,690
2.934%, 07/01/2036, #886034	2,457	2,567
2.624%, 08/01/2036, #555369	229	238
2.791%, 09/01/2036, #995949	1,858	1,940
3.044%, 08/01/2037, #AD0550	3,114	3,258
2.725%, 03/01/2038, #AD0706	2,258	2,356
Government National Mortgage Association Pool
3.625%, 08/20/2021, #008824	129	132
3.625%, 07/20/2022, #008006	183	188
3.625%, 09/20/2025, #008699	96	99
4.375%, 04/20/2026, #008847	80	83
3.625%, 08/20/2027, #080106	27	28
3.375%, 01/20/2028, #080154	42	43
4.375%, 05/20/2029, #080283	116	119
2.875%, 11/20/2030, #080469	206	210
4.375%, 04/20/2031, #080507	76	78
3.625%, 08/20/2031, #080535	248	255
3.500%, 02/20/2032, #080580	64	65

		58,648

Fixed Rate – 3.6%
Federal Home Loan Mortgage Corporation
Series K001, Class A3
5.469%, 01/25/2012	1,052	1,093
Federal Home Loan Mortgage Corporation Pool
4.500%, 05/01/2018, #G11618	3,337	3,560
4.500%, 05/01/2019, #B14728	4,584	4,885
4.500%, 04/01/2022, #M30035	1,814	1,921
Federal National Mortgage Association Pool
5.500%, 05/01/2012, #254340	211	218
5.000%, 03/01/2013, #254682	173	178
4.000%, 12/01/2013, #255039	1,436	1,470
4.000%, 12/01/2019, #AA5298	1,721	1,820
4.000%, 05/01/2020, #AD0107	2,814	2,974
4.000%, 03/01/2022, #890134	2,869	3,032
4.500%, 04/01/2024, #AA4312	4,380	4,630

		25,781

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $83,087)		84,429

U.S. Government & Agency Securities – 8.0%
U.S. Agency Debentures – 4.2%
Federal Home Loan Bank
1.625%, 07/27/2011	5,550	5,616
2.250%, 04/13/2012 ▼	6,000	6,165
1.500%, 01/16/2013	5,400	5,468
1.875%, 06/21/2013 ▼	3,385	3,452
Federal Home Loan Mortgage Corporation
1.625%, 04/15/2013	2,000	2,030
Federal National Mortgage Association
1.000%, 04/04/2012	7,500	7,541

		30,272

U.S. Treasuries – 3.8%
U.S. Treasury Notes
4.625%, 10/31/2011 ▼	6,235	6,583

58   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Short Term Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

0.750%, 11/30/2011	$3,000	$3,011
1.125%, 12/15/2011 ▼	6,340	6,400
0.875%, 02/29/2012 ▼	7,500	7,540
4.125%, 08/31/2012 ▼	3,760	4,044

		27,578

Total U.S. Government & Agency Securities
(Cost $57,098)		57,850

Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities – 7.9%
Adjustable Rate Δ – 1.7%
Federal National Mortgage Association
Series 2003-25, Class FN
0.797%, 04/25/2018	4,384	4,373
Series 2004-90, Class GF
0.647%, 11/25/2034	3,179	3,166
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.896%, 02/25/2048 ■	4,643	4,660

		12,199

Fixed Rate – 6.2%
Federal Home Loan Mortgage Corporation
Series 1022, Class J
6.000%, 12/15/2020	25	27
Series 2629, Class BO
3.250%, 03/15/2018	3,262	3,368
Series 2763, Class TA
4.000%, 03/15/2011	1,119	1,137
Series 2780, Class QC
4.500%, 03/15/2017	1,990	2,025
Series 2795, Class CL
4.500%, 07/15/2017	3,674	3,765
Series 2843, Class BH
4.000%, 01/15/2018	3,190	3,272
Series 3555, Class EA
4.000%, 12/15/2014	1,282	1,329
Series 3591, Class NA
1.250%, 10/15/2012	2,833	2,797
Federal National Mortgage Association
Series 1992-150, Class MA
5.500%, 09/25/2022	64	71
Series 2002-83, Class MD
5.000%, 09/25/2016	1,734	1,780
Series 2003-122, Class AJ
4.500%, 02/25/2028	4,975	5,138
Series 2003-68, Class QP
3.000%, 07/25/2022	3,267	3,338
Series 2003-92, Class PD
4.500%, 03/25/2017	3,481	3,620
Series 2004-90, Class GA
4.350%, 03/25/2034	2,028	2,132
Series 2010-M1, Class A1
3.305%, 06/25/2019	2,207	2,272
FDIC Structured Sale Guaranteed Notes
Series A1
0.9317%, 10/25/2011 ■ ¤	2,000	1,975
Series 2010-S1, Class 2A
3.250%, 04/25/2038 ■	2,834	2,877
Government National Mortgage Association
Series 2003-85, Class ZL
5.500%, 06/20/2028	3,365	3,488

		44,411

Total Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities
(Cost $56,398)		56,610

Collateralized Mortgage Obligation – Private Mortgage-Backed Securities – 2.4%
Adjustable Rate Δ – 1.0%
Arkle Master Issuer
Series 2010-1A, Class 1A
0.480%, 05/17/2011 ■ ¬	3,640	3,617
Countrywide Home Loans
Series 2004-2, Class 2A1
5.281%, 02/25/2034	313	314
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
4.246%, 01/25/2035 ¥	1,952	295
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.820%, 03/25/2035	523	364
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.935%, 01/25/2037	513	115
Sequoia Mortgage Trust
Series 2007-1, Class 2A1
5.510%, 02/20/2047	725	566
Structured Mortgage Loan Trust
Series 2004-11, Class A
3.128%, 08/25/2034	198	167
Washington Mutual
Series 2007-HY2, Class 3A2
5.796%, 09/25/2036	694	120
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, Class 2A3
5.884%, 10/25/2036	2,092	1,686

		7,244

Fixed Rate – 1.4%
Countrywide Alternative Loan Trust
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,481	1,139
GMAC Mortgage Corporation Loan Trust
Series 2006-J1, Class A1
5.750%, 04/25/2036	1,264	1,121
Series 2010-1, Class A
4.250%, 07/25/2040 ■	3,255	3,247
Master Alternative Loans Trust
Series 2004-13, Class 10A1
8.000%, 01/25/2035	502	446
Thornburg Mortgage Securities Trust
Series 2007-4, Class 3A1
6.201%, 09/25/2037	1,767	1,714
Wells Fargo Mortgage Backed Securities Trust
Series 2006-3, Class A1
5.500%, 03/25/2036	652	599
Series 2007-2, Class 1A8
5.750%, 03/25/2037	1,686	1,478

		9,744

Total Collateralized Mortgage Obligation-Private Mortgage-Backed Securities
(Cost $19,798)		16,988

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   59

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Short Term Bond Fund (continued)
DESCRIPTION	SHARES/PAR	FAIR VALUE >

Short-Term Investments – 4.2%
Money Market Fund – 3.9%
First American Prime Obligations Fund, Class Z 0.089% Å Ω	27,795,935	$27,796

U.S. Treasury Obligations – 0.3%
U.S. Treasury Bills ☐
0.130%, 07/15/2010	$90	90
0.166%, 07/29/2010 ▼	675	675
0.205%, 12/16/2010	850	849
0.232%, 04/07/2011	535	534

		2,148

Total Short-Term Investments
(Cost $29,944)		29,944

Investment Purchased with Proceeds from Securities Lending – 9.0%
Mount Vernon Securities Lending Prime Portfolio 0.282% Ω †
(Cost $64,562)	64,561,594	64,562

Total Investments ▲ – 108.4%
(Cost $766,895)		780,100

Other Assets and Liabilities, Net – (8.4)%		(60,207)

Total Net Assets – 100.0%		$719,893

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $63,181 at June 30, 2010. See note 2 in Notes to Financial Statements.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $64,896 or 9.0% of total net assets.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $91,845 or 12.8% of total net assets. See note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $1,624 or 0.2% of total net assets. See note 2 in Notes to Financial Statements.

¤	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of June 30, 2010.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts and/or swap agreements. Yield shown is effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.
Short Term Bond Fund (concluded)

▲	On June 30, 2010, the cost of investments for federal income tax purposes was $770,664. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$18,182
Gross unrealized depreciation	(8,746)

Net unrealized appreciation	$9,436

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

U.S. Treasury 2 Year Note Futures	September 2010	(44)	$(9,628)	$(39)
U.S. Treasury 5 Year Note Futures	September 2010	(916)	(108,410)	(1,295)
U.S. Treasury 10 Year Note Futures	September 2010	35	4,289	57
U.S. Treasury Long Bond Futures	September 2010	(12)	(1,530)	(43)

				$(1,320)

Interest Rate Swap Agreements

		Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Depreciation

JPMorgan Chase	3-Month LIBOR	Receive	1.255%	11/03/2011	$24,000	$(188)
JPMorgan Chase	3-Month LIBOR	Receive	3.858%	01/19/2020	4,000	(372)
UBS	3-Month LIBOR	Receive	1.358%	09/25/2011	11,000	(119)
UBS	3-Month LIBOR	Receive	1.133%	03/25/2012	16,000	(118)
UBS	3-Month LIBOR	Receive	1.048%	06/25/2012	18,000	(29)
UBS	3-Month LIBOR	Receive	3.001%	08/03/2014	4,000	(246)

						$(1,072)

60   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Total Return Bond Fund
DESCRIPTION	PAR	FAIR VALUE >

Corporate Bonds – 61.0%
Banking – 9.4%
Bank of America
5.625%, 07/01/2020	$3,675	$3,704
8.000%, 01/30/2018 Δ	4,275	4,129
Citigroup
6.125%, 08/25/2036	2,765	2,513
6.875%, 03/05/2038	2,550	2,675
Citigroup Capital XXI
8.300%, 12/21/2077 Δ	5,835	5,683
Fifth Third Bancorp
6.250%, 05/01/2013	2,010	2,187
HSBC Holdings
6.800%, 06/01/2038 ¬	3,020	3,254
JPMorgan Chase
6.300%, 04/23/2019	5,205	5,879
Series 1
7.900%, 04/29/2049 Δ	3,730	3,845
JPMorgan Chase Capital XX
Series T
6.550%, 09/29/2066	6,825	6,525
Key Bank
7.413%, 05/06/2015	1,485	1,639
Keycorp
6.500%, 05/14/2013	450	492
Lloyds TSB Bank
4.375%, 01/12/2015 ¬ ■	1,145	1,103
5.800%, 01/13/2020 ¬ ■	3,490	3,294
Royal Bank of Scotland
6.400%, 10/21/2019 ¬	2,100	2,129
Sovereign Bank
8.750%, 05/30/2018	2,350	2,694
UBS Preferred Funding Trust V
6.243%, 05/29/2049 Δ	1,615	1,385
Wells Fargo
Series I
3.750%, 10/01/2014	2,000	2,048
Series K
7.980%, 03/29/2049 Δ	3,270	3,368
Wells Fargo Bank
5.950%, 08/26/2036	710	723
Wells Fargo Capital X
5.950%, 12/15/2086	1,230	1,091
Wells Fargo Capital XIII
Series GMTN
7.700%, 12/29/2049 Δ	4,760	4,808

		65,168

Basic Industry – 6.3%
Arcelormittal
5.375%, 06/01/2013 ¬	3,145	3,307
6.125%, 06/01/2018 ¬	3,155	3,300
Boise Cascade
7.125%, 10/15/2014	1,300	1,224
Braskem Finance
7.250%, 06/05/2018 ¬ ■ ▼	1,470	1,507
CF Industries
7.125%, 05/01/2020	1,390	1,425
FMG Finance
10.000%, 09/01/2013 ¬ ■	1,130	1,186
Freeport-McMoran Copper & Gold
8.375%, 04/01/2017	1,595	1,754
Georgia-Pacific
7.125%, 01/15/2017 ■	1,055	1,076
Hexion Financial/Hexion Escrow
8.875%, 02/01/2018	1,300	1,173
Incitec Pivot Finance
6.000%, 12/10/2019 ■	1,915	1,962
International Paper
7.500%, 08/15/2021	1,580	1,850
8.700%, 06/15/2038	1,545	1,971
Inversiones CMPC
6.125%, 11/05/2019 ¬ ■	1,280	1,356
Newmont Mining
6.250%, 10/01/2039	6,325	6,903
Nova Chemicals
8.375%, 11/01/2016 ¬	1,050	1,045
Rio Tinto Finance U.S.A.
6.500%, 07/15/2018 ¬	2,325	2,650
Southern Copper
7.500%, 07/27/2035	1,265	1,365
Teck Cominco Limited
6.125%, 10/01/2035 ¬	1,575	1,567
U.S. Steel
7.000%, 02/01/2018 ▼	2,250	2,225
USG
9.500%, 01/15/2018	950	941
Vale Overseas
6.875%, 11/10/2039 ¬	1,990	2,079
Vedanta Resources
9.500%, 07/18/2018 ¬ ■	1,575	1,673

		43,539

Brokerage – 3.1%
Goldman Sachs Capital II
5.793%, 12/29/2049 Δ ▼	8,975	6,776
Merrill Lynch
6.050%, 05/16/2016	5,235	5,410
Series MTN
6.400%, 08/28/2017	1,265	1,319
Morgan Stanley
7.300%, 05/13/2019	2,640	2,839
5.625%, 09/23/2019	2,400	2,322
Series MTN
6.625%, 04/01/2018	2,685	2,814

		21,480

Capital Goods – 1.3%
Boeing
6.875%, 03/15/2039 ▼	1,665	2,093
Bombardier
7.500%, 03/15/2018 ¬ ■	1,460	1,504
Case New Holland
7.875%, 12/01/2017 ■	1,390	1,400
L-3 Communications
4.750%, 07/15/2020	1,665	1,678
Martin Marietta Material
6.600%, 04/15/2018	850	922
United Rentals
9.250%, 12/15/2019 ▼	1,455	1,466

		9,063

Communications – 4.5%
American Tower
4.625%, 04/01/2015	1,885	1,961
AT&T
6.550%, 02/15/2039	1,510	1,691
British Sky Broadcasting
6.100%, 02/15/2018 ¬ ■	1,975	2,217
British Telecom
5.950%, 01/15/2018 ¬	2,050	2,138
CBS
5.750%, 04/15/2020	1,190	1,277

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   61

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Comcast
6.300%, 11/15/2017	$735	$839
6.400%, 05/15/2038	1,630	1,756
DirecTV Holdings
5.200%, 03/15/2020	4,195	4,372
Embarq
7.082%, 06/01/2016	1,545	1,647
Frontier Communications
8.125%, 10/01/2018 ▼	1,200	1,192
McClatchy
11.500%, 02/15/2017 ■ ▼	750	761
MTS International Funding
8.625%, 06/22/2020 ¬ ■	1,500	1,552
News America
6.650%, 11/15/2037	1,600	1,796
NII Capital
10.000%, 08/15/2016	700	737
Sprint Nextel
6.000%, 12/01/2016 ▼	1,200	1,077
TCM Sub
3.550%, 01/15/2015 ■	870	890
Telecom Italia Capital
7.175%, 06/18/2019 ¬	2,250	2,422
Time Warner Cable
6.750%, 06/15/2039 ▼	1,515	1,674
Verizon Communications
6.900%, 04/15/2038	915	1,069

		31,068

Consumer Cyclical – 2.3%
Giti Tire
12.250%, 01/26/2012 ¬	500	482
J.C. Penney
5.650%, 06/01/2020	1,425	1,393
Lear
8.125%, 03/15/2020 ▼	1,175	1,178
Navistar International
8.250%, 11/01/2021	1,150	1,167
R.R. Donnelley & Sons
7.625%, 06/15/2020	1,070	1,061
Target
7.000%, 01/15/2038 ▼	2,280	2,912
Toys R Us Property II
8.500%, 12/01/2017 ■ ▼	1,080	1,107
Viacom
6.875%, 04/30/2036	1,975	2,236
Whirlpool
Series MTN
5.500%, 03/01/2013	2,360	2,528
Wyndham Worldwide
9.875%, 05/01/2014	1,565	1,748

		15,812

Consumer Non Cyclical – 3.3%
Altria Group
9.950%, 11/10/2038 ▼	3,960	5,202
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039 ■	2,135	2,809
Apria Healthcare Group I
11.250%, 11/01/2014 ■	950	1,012
Boston Scientific
4.500%, 01/15/2015	1,975	1,940
CVS Caremark
6.302%, 06/01/2062 Δ	1,810	1,620
Davita
7.250%, 03/15/2015	1,275	1,275
HCA
6.750%, 07/15/2013	650	637
Kraft Foods
6.500%, 08/11/2017	1,235	1,435
6.500%, 02/09/2040	2,485	2,779
Lorillard Tobacco
8.125%, 06/23/2019	1,590	1,763
Mylan
7.875%, 07/15/2020 ■ ▼	1,025	1,045
UnitedHealth Group
6.875%, 02/15/2038	1,395	1,577

		23,094

Electric – 2.1%
AES
8.000%, 10/15/2017 ▼	1,175	1,187
Dynegy Holdings
7.750%, 06/01/2019	500	346
Energy Future Holdings
10.000%, 01/15/2020 ■ ▼	900	895
Majapahit Holding
7.750%, 10/17/2016 ¬ ■	1,850	2,030
MidAmerican Energy Holdings
6.125%, 04/01/2036	2,630	2,896
NRG Energy
7.375%, 02/01/2016 ▼	650	647
Ohio Power
Series K
6.000%, 06/01/2016	1,685	1,908
Transalta
6.650%, 05/15/2018 ¬	2,305	2,568
Virginia Electric Power
5.950%, 09/15/2017	1,550	1,784

		14,261

Energy – 6.1%
Amerada Hess
7.125%, 03/15/2033	1,950	2,265
Anadarko Petroleum
6.200%, 03/15/2040	1,675	1,325
Atlas Energy
10.750%, 02/01/2018	1,585	1,690
Canadian Oil Sands
7.750%, 05/15/2019 ¬ ■	2,170	2,618
Cenovus Energy
6.750%, 11/15/2039 ¬ ■	2,230	2,560
Cloud Peak Energy Resources
8.250%, 12/15/2017 ■	1,270	1,257
ConocoPhillips
6.500%, 02/01/2039	3,475	4,197
Gaz Capital
6.510%, 03/07/2022 ¬ ■ ▼	1,410	1,359
Headwaters
11.375%, 11/01/2014 ▼	1,295	1,308
Indo Integrated Energy II
9.750%, 11/05/2016 ¬ ■	1,100	1,144
Linn Energy
8.625%, 04/15/2020 ■	1,310	1,341
Lukoil International Finance
6.356%, 06/07/2017 ¬ ■	670	680
6.656%, 06/07/2022 ¬ ■	2,585	2,530
Nexen
6.400%, 05/15/2037 ¬ ▼	2,240	2,336
Petrobras International Finance
6.875%, 01/20/2040 ¬	1,770	1,785
Petro-Canada
6.800%, 05/15/2038 ¬	1,570	1,801

62   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Petroplus Finance
9.375%, 09/15/2019 ¬ ■	$1,465	$1,260
Pioneer Natural Resource
6.650%, 03/15/2017	1,000	1,005
Pride International
7.375%, 07/15/2014	1,610	1,604
8.500%, 06/15/2019 ▼	725	752
Smith International
9.750%, 03/15/2019	1,645	2,239
Suncor Energy
6.100%, 06/01/2018 ¬	1,175	1,324
Valero Energy
6.125%, 02/01/2020	2,200	2,261
Weatherford International
7.000%, 03/15/2038 ¬	1,950	1,845

		42,486

Finance – 6.4%
American Express Credit
Series C
7.300%, 08/20/2013	2,470	2,796
Anglogold Holdings
6.500%, 04/15/2040 ¬	2,275	2,347
Capital One Bank
8.800%, 07/15/2019	2,810	3,508
Capital One Capital III
7.686%, 08/15/2036	1,485	1,396
Capital One Financial
6.150%, 09/01/2016	2,265	2,397
CIT Group
7.000%, 05/01/2016 ▼	1,350	1,232
Country Garden Holding
11.750%, 09/10/2014 ¬ ■ ▼	1,710	1,766
Countrywide Financial
6.250%, 05/15/2016	2,885	3,008
Credit Acceptance
9.125%, 02/01/2017 ■	1,225	1,231
Credit Agricole
6.637%, 05/29/2049 ¬ Δ ■	2,190	1,610
Discover Financial Services
10.250%, 07/15/2019	1,975	2,350
General Electric Capital
Series GMTN
6.000%, 08/07/2019	1,000	1,082
Series MTN
6.875%, 01/10/2039	4,705	5,195
GMAC
8.000%, 11/01/2031	1,300	1,199
ILFC E-Capital Trust I
5.900%, 12/21/2065 ■ Δ	2,815	1,805
International Lease Finance
6.375%, 03/25/2013	2,615	2,451
Janus Capital Group
6.700%, 06/15/2017	1,700	1,707
National Money Mart
10.375%, 12/15/2016 ¬ ■	850	863
Rockies Express Pipeline
5.625%, 04/15/2020 ■	1,625	1,546
RSHB Capital
7.750%, 05/29/2018 ¬ ■	2,120	2,209
Transcapitalinvest
5.670%, 03/05/2014 ¬ ■	2,670	2,721

		44,419

Industrial Other – 0.2%
RBS Global & Rexnord
8.500%, 05/01/2018 ■	1,425	$1,382

Insurance – 4.7%
Allied World Assurance
7.500%, 08/01/2016 ¬	2,510	2,764
American International Group
8.175%, 05/15/2068 Δ	1,620	1,280
Genworth Financial
Series MTN
6.515%, 05/22/2018	2,640	2,542
Hartford Financial Services Group
6.625%, 03/30/2040	1,225	1,138
Series MTN
6.000%, 01/15/2019	3,535	3,566
Liberty Mutual Group
7.000%, 03/15/2037 Δ ■	1,705	1,338
Lincoln National
8.750%, 07/01/2019 ▼	2,395	2,935
6.050%, 04/20/2067 Δ	1,620	1,215
MetLife
6.750%, 06/01/2016	1,600	1,810
7.717%, 02/15/2019	490	583
MetLife Capital Trust IV
7.875%, 12/15/2067	2,220	2,131
Pacific Life Insurance
6.000%, 02/10/2020 ■ ▼	840	892
9.250%, 06/15/2039 ■	2,700	3,346
Prudential Financial
5.500%, 03/15/2016	1,650	1,738
7.375%, 06/15/2019	2,100	2,432
5.900%, 03/17/2036	1,555	1,474
ZFS Finance USA Trust V
6.500%, 05/09/2067 Δ ■	1,860	1,665

		32,849

Natural Gas – 1.1%
El Paso
6.875%, 06/15/2014	1,925	1,960
Kinder Morgan Energy Partners
Series MTN
6.950%, 01/15/2038	1,920	2,040
NGPL Pipeco
7.119%, 12/15/2017 ■	1,585	1,512
Southern Union
7.200%, 11/01/2066 Δ	545	483
Transocean
6.000%, 03/15/2018 ▼ ¬	1,595	1,468

		7,463

Other Utility – 0.3%
American Water Capital
6.085%, 10/15/2017	1,730	1,908

Real Estate – 1.8%
Health Care Properties – REIT
Series MTN
6.300%, 09/15/2016	1,725	1,785
Prologis – REIT
6.875%, 03/15/2020	3,080	2,911
Shimao Property Holdings
8.000%, 12/01/2016 ¬ ■	620	557
Sigma Capital
9.000%, 04/30/2015 ¬	1,029	1,004
Simon Property Group – REIT
10.350%, 04/01/2019	760	1,011
5.650%, 02/01/2020	1,825	1,933

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   63

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Vornado Realty – REIT
4.250%, 04/01/2015	$2,975	$2,958

		12,159

Sovereign – 4.9%
Australian Government
5.750%, 04/15/2012 ¬	AUD 7,300	6,280
Canadian Government
1.500%, 03/01/2012 ¬	CAD 7,200	6,788
3.750%, 06/01/2019 ¬	CAD 7,000	6,956
3.500%, 06/01/2020 ¬	CAD 6,200	6,030
Norwegian Government
6.000%, 05/16/2011 ¬	NOK 21,000	3,331
6.500%, 05/15/2013 ¬	NOK 14,500	2,484
Republic of Indonesia
5.875%, 03/13/2020 ¬ ■ ▼	$1,730	1,825

		33,694

Technology – 0.3%
Avnet
5.875%, 06/15/2020	845	856
Seagate
6.875%, 05/01/2020 ¬ ■ ▼	1,360	1,292

		2,148

Transportation – 2.9%
Avis Budget Car Rental
7.750%, 05/15/2016	1,450	1,354
Canadian Pacific Railroad
6.500%, 05/15/2018 ¬	1,840	2,094
Continental Airlines
Series 2007-1, Class C
7.339%, 04/19/2014	2,407	2,275
Delta Airlines
11.750%, 03/15/2015 ■	1,300	1,388
Series 2002-1, Class G-1
6.718%, 07/02/2024	1,296	1,218
Erac USA Finance
6.375%, 10/15/2017 ■	1,915	2,156
Hertz
8.875%, 01/01/2014	1,750	1,772
Northwest Airlines
Series 2007-1
7.027%, 11/01/2019 ▼	1,094	1,039
Union Pacific
6.125%, 02/15/2020 ▼	3,175	3,684
United Airlines
Series 2007-1, Class A
6.636%, 07/02/2022	1,334	1,227
Series 2009-1
10.400%, 11/01/2016 ▼	1,676	1,802

		20,009

Total Corporate Bonds
(Cost $398,949)		422,002

Asset-Backed Securities – 14.0%
Automotive – 1.2%
Fifth Third Auto Trust
Series 2008-1, Class A4A
4.810%, 01/15/2013	2,740	2,821
Santander Drive Auto Receivables Trust
Series 2010-1, Class A2
1.360%, 03/15/2013	5,650	5,654

		8,475

Credit Cards – 3.4%
American Express Issuance Trust
Series 2005-1, Class C
0.680%, 08/15/2011 Δ	2,250	2,246
Bank of America Credit Card Trust
Series 2006-A16, Class A16
4.720%, 05/15/2013	2,470	2,516
Capital One Multi-Asset Execution Trust
Series 2008-A5, Class A5
4.850%, 02/18/2014	4,515	4,655
Chase Issuance Trust
Series 2009-A2, Class A2
1.900%, 04/15/2014 Δ	3,195	3,267
Citibank Credit Card Issuance Trust
Series 2009-A1, Class A1
2.100%, 03/15/2014 Δ	3,270	3,352
Discover Card Master Trust I
Series 2003-4, Class B2
0.780%, 05/15/2013 Δ	380	379
Series 2005-4, Class B1
0.600%, 06/18/2013 Δ	790	788
Series 2007-A1, Class A1
5.650%, 03/16/2020	3,655	4,204
Series 2007-C1, Class C1
0.670%, 01/15/2013 Δ	2,370	2,369

		23,776

Home Equity – 0.8%
GRMT Mortgage Loan Trust
Series 2001-1A, Class M1
8.272%, 07/20/2031 ■ ¥	122	111
RBSSP Resecuritization Trust
Series 2010-4, Class 1A1
0.455%, 03/26/2036 ■ Δ	4,002	3,457
Renaissance Home Equity Loan Trust
Series 2005-3, Class AF4
5.140%, 11/25/2035	2,495	1,799

		5,367

Manufactured Housing – 0.3%
Green Tree Financial
Series 1996-8, Class A7
8.050%, 10/15/2027 Δ	147	152
Series 2008-MH1, Class A1
7.000%, 04/25/2038 ■	1,572	1,606
Origen Manufactured Housing
Series 2005-A, Class A2
4.490%, 05/15/2018	128	129

		1,887

Other – 8.3%
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4
5.405%, 12/11/2040	3,325	3,495
Series 2007-T28, Class D
6.176%, 09/11/2042 Δ ■ ¥	1,780	620
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ
6.297%, 12/10/2049 Δ	845	525
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.397%, 07/15/2044 Δ	2,440	2,614
Series 2007-CD4, Class A2B
5.205%, 12/11/2049 ▼	1,360	1,400
Series 2007-CD5, Class A4
5.886%, 11/15/2044 Δ	5,650	5,728

64   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Total Return Bond Fund (continued)
DESCRIPTION	PAR	FAIR VALUE >

Commercial Mortgage Pass-Through Certificates
Series 2006-CN2A, Class A2FX
5.449%, 02/05/2019 ■	$1,805	$1,801
GE Capital Commercial Mortgage Corporation
Series 2005-C3, Class A2
4.853%, 07/10/2045	1,257	1,256
Greenwich Capital Commercial Funding
Series 2003-C1, Class A2
3.285%, 07/05/2035	77	77
Series 2005-GG5, Class A2
5.117%, 04/10/2037	3,731	3,772
GS Mortgage Securities II
Series 2006-GG6, Class A2
5.506%, 04/10/2038	2,979	3,025
Series 2006-GG8, Class A4
5.560%, 11/10/2039	3,135	3,181
JPMorgan Chase Commercial Mortgage Securities
Series 2010-C1, Class A1
3.853%, 06/15/2043 ■	4,165	4,268
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.367%, 03/15/2036	4,000	4,052
Series 2005-C7, Class A2
5.103%, 11/15/2030	2,495	2,507
Series 2007-C7, Class AM
6.374%, 09/15/2045 Δ	3,160	2,570
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class C
5.330%, 07/12/2038 Δ ¥	1,730	1,157
Series 2008-C1, Class A4
5.690%, 02/12/2051	5,540	5,582
Morgan Stanley Capital I
Series 2003-IQ6, Class A4
4.970%, 12/15/2041	5,112	5,431
Series 2006-IQ12, Class A4
5.332%, 12/15/2043	4,025	4,120

		57,181

Total Asset-Backed Securities
(Cost $94,945)		96,686

U.S. Government Agency Mortgage-Backed Securities – 11.8%
Adjustable Rate Δ – 1.2%
Federal Home Loan Mortgage Corporation Pool
3.192%, 10/01/2029, #1L0117	682	708
2.598%, 07/01/2030, #847240	692	722
2.519%, 05/01/2033, #847411	479	501
5.811%, 07/01/2036, #1K1238	1,648	1,754
2.956%, 05/01/2038, #848289	3,293	3,425
Federal National Mortgage Association Pool
2.638%, 09/01/2033, #725553	279	291
2.729%, 01/01/2035, #745548	723	752

		8,153

Fixed Rate – 10.6%
Federal Home Loan Mortgage Corporation Pool
6.500%, 07/01/2031, #A17212	1,320	1,469
7.000%, 08/01/2037, #H09059	923	1,021
Federal National Mortgage Association Pool
5.500%, 02/01/2025, #255628	1,583	1,711
5.500%, 10/01/2025, #255956	5,745	6,205
6.000%, 04/01/2032, #745101	481	519
5.500%, 06/01/2033, #843435	702	757
5.000%, 03/01/2034, #725205	821	873
5.000%, 03/01/2034, #725250	720	766
6.000%, 03/01/2034, #745324	1,002	1,106
5.500%, 09/01/2034, #725773	1,158	1,247
6.500%, 04/01/2036, #831377	833	914
6.500%, 04/01/2036, #852909	429	471
6.500%, 08/01/2036, #893318	1,114	1,233
6.500%, 09/01/2036, #897129	2,316	2,544
5.500%, 04/01/2037, #918883	1,152	1,238
6.000%, 06/01/2037, #944340	1,276	1,387
6.000%, 09/01/2037, #256890	1,424	1,536
5.000%, 05/01/2038, #963258	5,870	6,220
5.500%, 05/01/2038, #889618	3,944	4,239
5.500%, 07/01/2038, #985344	5,388	5,792
6.000%, 08/01/2038, #257307	1,708	1,854
5.500%, 11/01/2038, #AA0005	4,925	5,294
5.500%, 12/01/2038, #AA0889	4,981	5,354
6.000%, 09/01/2039, #AD0205	5,295	5,753
4.500%, 12/01/2039, #932323	6,598	6,850
4.500%, 07/15/2040 «	6,835	7,084

		73,437

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $78,023)		81,590

Collateralized Mortgage Obligation-Private Mortgage-Backed Securities – 4.4%
Adjustable Rate Δ – 1.2%
Countrywide Home Loans
Series 2004-2, Class 2A1
5.281%, 02/25/2034	857	862
FDIC Structured Sale Guaranteed Notes
Series 2010-S1, Class 1A
0.896%, 02/25/2048 ■	4,565	4,582
GSR Mortgage Loan Trust
Series 2005-AR1, Class B1
4.245%, 01/25/2035 ¥	1,997	302
Indymac Index Mortgage Loan Trust
Series 2005-AR1, Class 4A1
2.820%, 03/25/2035	602	418
JPMorgan Alternative Loan Trust
Series 2007-S1, Class A1
0.627%, 04/25/2047	2,175	1,217
JPMorgan Mortgage Trust
Series 2006-A7, Class 3A4
5.935%, 01/25/2037	1,831	410
Wachovia Mortgage Loan Trust
Series 2005-B, Class 1A1
3.522%, 10/20/2035	861	660

		8,451

Fixed Rate – 3.2%
Bank of America Alternative Loan Trust
Series 2007-1, Class 2A2
6.009%, 04/25/2037 ¥	2,138	607
Countrywide Alternative Loan Trust
Series 2004-24CB, Class 2A1
5.000%, 11/25/2019	1,001	1,005
Series 2006-19CB, Class A15
6.000%, 08/25/2036	1,383	1,063
GMAC Mortgage Corporation Loan Trust
Series 2010-1, Class A
4.250%, 07/25/2040 ■	3,135	3,127
GSMPS Mortgage Loan Trust
Series 2003-1, Class B1
6.848%, 03/25/2043 ¥	2,619	1,815

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   65

Schedule of Investments   June 30, 2010, all dollars are rounded to thousands (000)

Total Return Bond Fund (continued)
DESCRIPTION	PAR/SHARES	FAIR VALUE >

GSR Mortgage Loan Trust
Series 2005-4F, Class B1
5.737%, 05/25/2035 ¥	$2,161	$1,253
Impac Secured Assets
Series 2000-3, Class M1
8.000%, 10/25/2030 ¥	2,278	2,020
JPMorgan Chase Commercial Mortgage Securities
Series 2007-CB18, Class A4
5.440%, 06/12/2047 ▼	3,215	3,211
Lehman Mortgage Trust
Series 2008-6, Class 1A1
6.420%, 07/25/2047	2,648	2,493
OBP Depositor Trust
Series 2010-0BP, Class A
4.646%, 07/15/2045 ■ «	2,880	2,893
Residential Accredit Loans
Series 2005-QS12, Class A7
5.500%, 08/25/2035	1,565	1,369
Washington Mutual Mortgage Pass-Through Certificates
Series 2004-RA3, Class 2A
6.367%, 08/25/2038	1,291	1,322

		22,178

Total Collateralized Mortgage Obligation-Private Mortgage-Backed Securities
(Cost $37,977)		30,629

U.S. Government & Agency Securities – 3.4%
U.S. Treasuries – 3.4%
U.S. Treasury Bond
4.625%, 02/15/2040 ▼	1,520	1,709
U.S. Treasury Notes
1.000%, 04/30/2012 ▼	13,655	13,757
2.250%, 05/31/2014 ▼	615	635
2.375%, 02/28/2015 ▼	3,915	4,035
3.625%, 08/15/2019 ▼	1,570	1,660
3.625%, 02/15/2020	375	396
3.500%, 05/15/2020	1,285	1,345

Total U.S. Government & Agency Securities
(Cost $23,234)		23,537

Preferred Stocks – 0.4%
Banking – 0.1%
Goldman Sachs Group
Series A ▼	40,000	718

Insurance – 0.3%
Aspen Insurance Holdings
Series A ¬	84,500	1,907

Sovereign – 0.0%
Fannie Mae
Series S	217,000	74

Total Preferred Stocks
(Cost $7,984)		2,699

Municipal Bond – 0.2%
Sullivan County Health, Education & Housing Facilities, Hospital Revenue, Wellmont Health, Class B
6.950% 09/01/2016
(Cost $1,530)	$1,530	1,530

Closed-End Funds – 0.1%
Highland Credit Strategies Fund	23,000	164
ING Clarion Global Real Estate Income Fund	36,000	232
Pioneer Diversified High Income Trust	16,000	316

Total Closed-End Funds
(Cost $703)		712

Short-Term Investments – 5.2%
Money Market Fund – 4.5%
First American Prime Obligations Fund, Class Z 0.089% Å Ω	31,062,795	31,063

U.S. Treasury Obligations – 0.7%
U.S. Treasury Bills ☐
0.129%, 07/29/2010 ▼	$1,170	1,170
0.205%, 12/16/2010	3,000	2,997
0.232%, 04/07/2011	695	694

		4,861

Total Short-Term Investments
(Cost $35,924)		35,924

Investment Purchased with Proceeds from Securities Lending – 10.1%
Mount Vernon Securities Lending Prime Portfolio 0.282% Ω †
(Cost $70,391)	70,390,543	70,391

Total Investments ▲ – 110.6%
(Cost $749,660)		765,700

Other Assets and Liabilities, Net – (10.6)%		(73,472)

Total Net Assets – 100.0%		$692,228

>	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

Δ	Variable Rate Security – The rate shown is the rate in effect as of June 30, 2010.

¬	Foreign security fair values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollars unless otherwise noted. As of June 30, 2010, the fair value of foreign securities was $121,901 or 17.6% of total net assets.

■	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2010, the fair value of these investments was $98,697 or 14.3% of total net assets. See note 2 in Notes to Financial Statements.

▼	This security or a portion of this security is out on loan at June 30, 2010. Total loaned securities had a fair value of $68,679 at June 30, 2010. See note 2 in Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2010, the fair value of the fund’s investments considered to be illiquid was $7,885 or 1.1% of total net assets. See note 2 in notes to Financial Statements.

«	Security purchased on a when-issued basis. On June 30, 2010, the total cost of investments purchased on a when-issued basis was $9,897 or 1.4% of total net assets.

Å	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Ω	The rate shown is the annualized seven-day effective yield as of June 30, 2010.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is the annualized effective yield as of June 30, 2010. See note 2 in Notes to Financial Statements.

†	The fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The adequacy of the collateral is monitored on a daily basis. The cash collateral received by the

66   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Total Return Bond Fund (concluded)

fund is invested in this affiliated money market fund. See note 2 in Notes to Financial Statements.

▲	On June 30, 2010, the cost of investments for federal income tax purposes was approximately $756,437. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$37,926
Gross unrealized depreciation	(28,663)

Net unrealized appreciation	$9,263

REIT –	Real Estate Investment Trust

Schedule of Open Futures Contracts

		Number of
		Contracts	Notional	Unrealized
	Settlement	Purchased	Contract	Appreciation
Description	Month	(Sold)	Value	(Depreciation)

Australian Dollar Currency Futures	September 2010	88	$7,369	$2
U.S. Treasury 5 Year Note Futures	September 2010	(423)	(50,063)	(695)
U.S. Treasury 10 Year Note Futures	September 2010	(713)	(87,376)	(1,515)

				$(2,208)

Credit Default Swaps on Credit Indices

Sell Protection1

	Reference	Receive	Expiration	Notional	Unrealized
Counterparty	Index	Fixed Rate	Date	Amount[2]	Depreciation

JPMorgan Chase	Markit iTraxx CDX NA HY 14	5.000%	06/20/2015	$20,300	$(296)
UBS	Markit iTraxx CDX NA HY 14	5.000%	06/20/2015	8,500	(26)

					$(322)

[1]	If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Agreements

Pay/
	Floating	Receive
	Rate	Floating	Fixed	Expiration	Notional	Unrealized
Counterparty	Index	Rate	Rate	Date	Amount	Appreciation

UBS	3-Month LIBOR	Receive	2.056%	07/01/2015	$71,000	$2

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   67

Statements of Assets and Liabilities	June 30, 2010, all dollars and shares are rounded to thousands (000), except for per share data

	Core	High Income
	Bond Fund	Bond Fund

Unaffiliated investments, at cost	$1,213,444	$385,102
Affiliated money market fund, at cost	25,359	10,100
Affiliated investment purchased with proceeds from securities lending, at cost (note 2)	81,712	77,333

ASSETS:
Unaffiliated investments, at fair value* (note 2)	$1,265,718	$377,469
Affiliated money market fund, at fair value (note 2)	25,359	10,100
Affiliated investment purchased with proceeds from securities lending, at fair value (note 2)	81,712	77,333
Cash	—	65
Receivable for dividends and interest	11,810	7,668
Receivable for investments sold	17,023	2,306
Receivable for capital shares sold	3,661	518
Receivable for variation margin (note 2)	14	1
Receivable for swap agreements	—	—
Unrealized appreciation of swap agreements	—	—
Prepaid expenses and other assets	12	11

Total assets	1,405,309	475,471

LIABILITIES:
Bank overdraft	—	—
Dividends payable	2,645	2,308
Payable upon return of securities loaned (note 2)	81,712	77,333
Payable for investments purchased	15,546	6,847
Payable for investments purchased on a when-issued basis	18,834	—
Payable for capital shares redeemed	2,643	149
Payable for variation margin (note 2)	—	—
Payable for swap agreements	—	—
Unrealized depreciation of swap agreements	2,539	—
Payable to affiliates (note 3)	723	254
Payable for distribution and shareholder servicing fees	25	13
Accrued expenses and other liabilities	33	29

Total liabilities	124,700	86,933

Net assets	$1,280,609	$388,538

COMPOSITION OF NET ASSETS:
Portfolio capital	1,291,921	419,997
Undistributed (distributions in excess of) net investment income	1,184	21
Accumulated net realized gain (loss) on investments, future contracts, foreign currency transactions, options written, and swap agreements (note 2)	(60,114)	(24,026)
Net unrealized appreciation (depreciation) of:
Investments	52,274	(7,633)
Futures contracts	(2,117)	179
Swap agreements	(2,539)	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—

Net assets	$1,280,609	$388,538

* Including securities loaned, at fair value	$79,807	$75,028

68   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Inflation Protected	Intermediate Government	Intermediate Term	Short Term	Total Return
Securities Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$164,366	$165,992	$726,778	$674,537	$648,206
3,533	2,218	3,902	27,796	31,063
7,192	23,635	99,022	64,562	70,391

$169,580	$170,673	$760,549	$687,742	$664,246
3,533	2,218	3,902	27,796	31,063
7,192	23,635	99,022	64,562	70,391
—	4	—	—	—
1,388	1,166	7,407	5,094	7,459
—	1,225	5,032	251	6,800
860	409	1,330	2,294	647
—	—	2	70	—
—	—	—	—	25
—	—	—	—	2
12	—	2	4	16

182,565	199,330	877,246	787,813	780,649

—	—	—	293	—
716	167	1,539	1,003	2,034
7,192	23,635	99,022	64,562	70,391
1,003	898	7,427	—	3,178
—	583	—	—	9,897
343	258	6,025	618	848
5	7	—	—	62
—	—	—	—	1,241
312	—	1,492	1,072	322
77	65	442	332	409
7	4	3	13	10
28	30	31	27	29

9,683	25,647	115,981	67,920	88,421

$172,882	$173,683	$761,265	$719,893	$692,228

183,078	182,672	752,466	735,211	767,469
614	(185)	45	(640)	1,957

(15,577)	(13,543)	(23,785)	(25,491)	(90,704)

5,214	4,681	33,771	13,205	16,040
(134)	58	260	(1,320)	(2,208)
(312)	—	(1,492)	(1,072)	(320)

(1)	—	—	—	(6)

$172,882	$173,683	$761,265	$719,893	$692,228

$7,033	$23,146	$96,774	$63,181	$68,679

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   69

Statements of Assets and Liabilities	June 30, 2010, all dollars and shares are rounded to thousands (000), except for per share data

	Core	High Income
	Bond Fund	Bond Fund

Class A:
Net assets	$93,374	$29,532
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	8,323	3,565
Net asset value and redemption price per share	$11.22	$8.28
Maximum offering price per share[1]	$11.72	$8.65
Class B2:
Net assets	$3,607	$1,628
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	324	198
Net asset value, offering price, and redemption price per share[3]	$11.12	$8.23
Class C:
Net assets	$3,796	$6,969
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	340	845
Net asset value per share[3]	$11.18	$8.25
Class R:
Net assets	$379	$343
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	34	41
Net asset value, offering price, and redemption price per share	$11.27	$8.44
Class Y:
Net assets	$1,179,453	$350,066
Shares issued and outstanding ($0.0001 par value – 2 billion authorized)	105,175	42,246
Net asset value, offering price, and redemption price per share	$11.21	$8.29

[1]	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

[2]	No new or additional investments are allowed in Class B shares. See note 1 in Notes to Financial Statements.

[3]	Class B and Class C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

70   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Inflation Protected	Intermediate Government	Intermediate Term	Short Term	Total Return
Securities Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$7,894	$19,003	$26,341	$87,631	$28,165
765	2,166	2,549	8,780	2,742
$10.33	$8.77	$10.33	$9.98	$10.27
$10.79	$8.97	$10.57	$10.21	$10.73

—	—	—	—	$1,413
—	—	—	—	138
—	—	—	—	$10.22

$6,673	$1,940	—	$3,111	$6,748
651	221	—	311	662
$10.24	$8.77	—	$10.00	$10.20

$1,332	$652	—	—	$601
129	74	—	—	58
$10.31	$8.77	—	—	$10.31

$156,983	$152,088	$734,924	$629,151	$655,301
15,181	17,339	71,409	63,005	63,853
$10.34	$8.77	$10.29	$9.99	$10.26

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   71

Statements of Operations	For the year ended June 30, 2010, all dollars are rounded to thousands (000)

	Core	High Income
	Bond Fund	Bond Fund

INVESTMENT INCOME:
Interest from unaffiliated investments	$74,981	$28,162
Dividends from unaffiliated investments	85	2,009
Dividends from affiliated money market fund	51	11
Less: Foreign taxes withheld	—	(11)
Securities lending income	131	251

Total investment income	75,248	30,422

EXPENSES (note 3):
Investment advisory fees	6,694	2,307
Administration fees	3,000	766
Transfer agent fees	210	130
Custodian fees	67	17
Legal fees	17	16
Audit fees	40	39
Registration fees	56	56
Postage and printing fees	57	14
Directors’ fees	31	31
Other expenses	27	23
Distribution and shareholder servicing fees:
Class A	227	81
Class B	49	20
Class C	38	61
Class R	2	2

Total expenses	10,515	3,563

Less: Fee waivers (note 3)	(885)	(609)

Total net expenses	9,630	2,954

Investment income – net	65,618	27,468

REALIZED AND UNREALIZED GAINS (LOSSES) – NET (note 5):
Net realized gain (loss) on:
Investments	(1,794)	23,740
Futures contracts	(2,773)	52
Swap agreements	5,671	—
Options written	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(3)	—
Net change in unrealized appreciation or depreciation of:
Investments	157,451	13,991
Futures contracts	(967)	187
Swap agreements	(3,764)	—
Options written	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	—

Net gain on investments, futures contracts, swap agreements, options written, and foreign currency transactions	153,821	37,970

Net increase in net assets resulting from operations	$219,439	$65,438

72   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Inflation Protected	Intermediate Government	Intermediate Term	Short Term	Total Return
Securities Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund

$5,868	$4,022	$38,474	$21,332	$41,647
31	—	37	—	280
9	1	32	23	37
—	—	—	—	—
50	23	98	64	61

5,958	4,046	38,641	21,419	42,025

775	676	3,885	2,769	4,077
355	320	1,758	1,271	1,536
101	89	60	118	121
8	7	39	28	34
16	17	17	17	16
41	38	40	39	41
45	59	30	46	54
6	9	32	28	22
30	30	31	31	31
22	25	23	23	24

17	33	67	202	48
—	—	—	—	16
40	8	—	11	44
7	2	—	—	2

1,463	1,313	5,982	4,583	6,066

(477)	(476)	(526)	(1,149)	(910)

986	837	5,456	3,434	5,156

4,972	3,209	33,185	17,985	36,869

(418)	336	(736)	(4,660)	(3,645)
811	321	2,078	(2,779)	(9,664)
15	—	402	514	6,235
—	—	—	—	1,331

3	—	—	(1)	(503)

11,283	4,070	65,457	22,925	95,390
(138)	58	1,416	(1,139)	(529)
(169)	—	(1,311)	(866)	(677)
—	—	—	—	(88)

(1)	—	—	—	(7)

11,386	4,785	67,306	13,994	87,843

$16,358	$7,994	$100,491	$31,979	$124,712

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   73

Statements of Changes in Net Assets	all dollars are rounded to thousands (000)

	Core		High Income
	Bond Fund		Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/10	6/30/09	6/30/10	6/30/09

OPERATIONS:
Investment income – net	$65,618	$84,630	$27,468	$19,353
Net realized gain (loss) on:
Investments	(1,794)	(44,797)	23,740	(41,280)
Futures contracts	(2,773)	(8,565)	52	1,291
Swap agreements	5,671	(3,086)	—	1,530
Options written	—	(56)	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	(3)	(80)	—	—
Net change in unrealized appreciation or depreciation of:
Investments	157,451	(53,547)	13,991	(2,227)
Futures contracts	(967)	(1,120)	187	121
Swap agreements	(3,764)	2,856	—	(242)
Options written	—	—	—	—
Forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency (note 2)	—	(2)	—	—

Net increase (decrease) in net assets resulting from operations	219,439	(23,767)	65,438	(21,454)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(4,290)	(5,156)	(2,599)	(2,415)
Class B	(201)	(363)	(146)	(245)
Class C	(150)	(213)	(447)	(512)
Class R	(19)	(20)	(24)	(23)
Class Y	(61,718)	(80,122)	(24,028)	(16,979)
Realized gain on investments – net:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class Y	—	—	—	—

Total distributions	(66,378)	(85,874)	(27,244)	(20,174)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	11,630	10,085	27,146	16,377
Fund merger (note 9)	—	—	—	—
Reinvestment of distributions	3,320	3,991	1,743	1,572
Payments for redemptions	(13,714)	(19,007)	(29,443)	(13,646)

Increase (decrease) in net assets from Class A transactions	1,236	(4,931)	(554)	4,303

Class B:
Proceeds from sales	110	381	193	123
Reinvestment of distributions	186	335	105	159
Payments for redemptions	(3,073)	(2,011)	(1,157)	(1,022)

Decrease in net assets from Class B transactions	(2,777)	(1,295)	(859)	(740)

Class C:
Proceeds from sales	874	963	2,167	491
Fund merger (note 9)	—	—	—	—
Reinvestment of distributions	125	176	226	267
Payments for redemptions	(1,307)	(1,459)	(1,236)	(1,062)

Increase (decrease) in net assets from Class C transactions	(308)	(320)	1,157	(304)

Class R:
Proceeds from sales	108	151	97	105
Fund merger (note 9)	—	—	—	—
Reinvestment of distributions	19	20	10	8
Payments for redemptions	(201)	(36)	(72)	(3)

Increase (decrease) in net assets from Class R transactions	(74)	135	35	110

Class Y:
Proceeds from sales	224,539	475,310	187,427	62,943
Fund merger (note 9)	—	—	—	—
Reinvestment of distributions	18,523	23,742	1,804	1,716
Payments for redemptions	(485,332)	(586,834)	(53,873)	(49,948)

Increase (decrease) in net assets from Class Y transactions	(242,270)	(87,782)	135,358	14,711

Increase (decrease) in net assets from capital share transactions	(244,193)	(94,193)	135,137	18,080

Total increase (decrease) in net assets	(91,132)	(203,834)	173,331	(23,548)
Net assets at beginning of period	1,371,741	1,575,575	215,207	238,755

Net assets at end of period	$1,280,609	$1,371,741	$388,538	$215,207

Undistributed (distributions in excess of) net investment income	$1,184	$(389)	$21	$(167)

[1]	The fund began offering Class C and Class R on October 28, 2009.
[2]	The fund began offering Class C on October 28, 2009.

74   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

Inflation Protected		Intermediate Government		Intermediate Term		Short Term		Total Return
Securities Fund		Bond Fund[1]		Bond Fund		Bond Fund[2]		Bond Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

$4,972	$5,307	$3,209	$2,827	$33,185	$38,187	$17,985	$16,150	$36,869	$59,524

(418)	(6,928)	336	2,409	(736)	(15,230)	(4,660)	(5,134)	(3,645)	(61,203)
811	568	321	—	2,078	(4,487)	(2,779)	987	(9,664)	(9,842)
15	667	—	—	402	2,045	514	1,358	6,235	(14,144)
—	(11)	—	—	—	—	—	(11)	1,331	915

3	7	—	—	—	—	(1)	(15)	(503)	264

11,283	(11,535)	4,070	768	65,457	(14,219)	22,925	(3,864)	95,390	(41,674)
(138)	(183)	58	—	1,416	(789)	(1,139)	(55)	(529)	1,035
(169)	(157)	—	—	(1,311)	1,031	(866)	(227)	(677)	1,386
—	—	—	—	—	—	—	—	(88)	(408)

(1)	7	—	—	—	—	—	—	(7)	19

16,358	(12,258)	7,994	6,004	100,491	6,538	31,979	9,189	124,712	(64,128)

(192)	(91)	(305)	(257)	(1,095)	(1,326)	(2,624)	(2,560)	(1,012)	(946)
—	—	—	—	—	—	—	—	(75)	(125)
(107)	(6)	(11)	—	—	—	(21)	—	(194)	(182)
(33)	(28)	(5)	—	—	—	—	—	(22)	(24)
(3,966)	(7,681)	(2,949)	(2,457)	(32,180)	(39,603)	(15,745)	(12,651)	(36,239)	(57,528)

—	—	(149)	—	—	—	—	—	—	(234)
—	—	—	—	—	—	—	—	—	(37)
—	—	—	—	—	—	—	—	—	(45)
—	—	—	—	—	—	—	—	—	(4)
—	—	(1,675)	—	—	—	—	—	—	(14,120)

—	(53)	(2)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	(9)	—	—	—	—	—	—	—	—
—	(15)	—	—	—	—	—	—	—	—
—	(2,696)	(16)	—	—	—	—	—	—	—

(4,298)	(10,579)	(5,112)	(2,714)	(33,275)	(40,929)	(18,390)	(15,211)	(37,542)	(73,245)

4,852	3,292	3,604	15,012	5,909	3,133	32,250	16,921	16,522	3,930
—	—	13,225	—	—	—	—	—	—	—
155	110	407	206	890	1,092	2,045	1,947	774	924
(3,026)	(1,048)	(9,067)	(11,591)	(6,593)	(7,402)	(14,685)	(11,765)	(5,066)	(5,068)

1,981	2,354	8,169	3,627	206	(3,177)	19,610	7,103	12,230	(214)

—	—	—	—	—	—	—	—	138	230
—	—	—	—	—	—	—	—	63	131
—	—	—	—	—	—	—	—	(735)	(758)

—	—	—	—	—	—	—	—	(534)	(397)

5,477	1,321	90	—	—	—	3,455	—	4,120	1,198
—	—	2,023	—	—	—	—	—	—	—
94	9	8	—	—	—	17	—	139	166
(556)	(287)	(219)	—	—	—	(359)	—	(710)	(1,819)

5,015	1,043	1,902	—	—	—	3,113	—	3,549	(455)

137	317	134	—	—	—	—	—	337	442
—	—	874	—	—	—	—	—	—	—
33	43	5	—	—	—	—	—	22	28
(197)	(204)	(375)	—	—	—	—	—	(484)	(130)

(27)	156	638	—	—	—	—	—	(125)	340

58,004	46,823	32,634	109,739	199,377	197,327	533,108	134,155	151,764	299,711
—	—	81,335	—	—	—	—	—	—	—
592	2,129	2,492	1,341	8,060	10,867	3,684	3,778	9,613	22,461
(80,351)	(137,643)	(68,118)	(76,536)	(262,030)	(217,486)	(233,939)	(75,622)	(223,673)	(622,967)

(21,755)	(88,691)	48,343	34,544	(54,593)	(9,292)	302,853	62,311	(62,296)	(300,795)

(14,786)	(85,138)	59,052	38,171	(54,387)	(12,469)	325,576	69,414	(47,176)	(301,521)

(2,726)	(107,975)	61,934	41,461	12,829	(46,860)	339,165	63,392	39,994	(438,894)
175,608	283,583	111,749	70,288	748,436	795,296	380,728	317,336	652,234	1,091,128

$172,882	$175,608	$173,683	$111,749	$761,265	$748,436	$719,893	$380,728	$692,228	$652,234

$614	$(9)	$(185)	$45	$45	$(36)	$(640)	$(76)	$1,957	$534

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   75

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	Distributions		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Distributions	Period

Core Bond Fund[1]
Class A
2010[2]	$10.04	$0.51	$1.18	$1.69	$(0.51)	$—	$(0.51)	$11.22
2009[2]	10.86	0.61	(0.81)	(0.20)	(0.62)	—	(0.62)	10.04
2008[2]	10.79	0.51	0.05	0.56	(0.49)	—	(0.49)	10.86
2007[2]	10.71	0.47	0.09	0.56	(0.48)	—	(0.48)	10.79
2006[3]	11.15	0.33	(0.37)	(0.04)	(0.33)	(0.07)	(0.40)	10.71
2005[4]	11.27	0.40	(0.09)	0.31	(0.42)	(0.01)	(0.43)	11.15
Class B
2010[2]	$9.95	$0.43	$1.17	$1.60	$(0.43)	$—	$(0.43)	$11.12
2009[2]	10.77	0.54	(0.81)	(0.27)	(0.55)	—	(0.55)	9.95
2008[2]	10.70	0.42	0.06	0.48	(0.41)	—	(0.41)	10.77
2007[2]	10.63	0.38	0.09	0.47	(0.40)	—	(0.40)	10.70
2006[3]	11.07	0.26	(0.36)	(0.10)	(0.27)	(0.07)	(0.34)	10.63
2005[4]	11.19	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.07
Class C
2010[2]	$10.00	$0.42	$1.19	$1.61	$(0.43)	$—	$(0.43)	$11.18
2009[2]	10.83	0.54	(0.82)	(0.28)	(0.55)	—	(0.55)	10.00
2008[2]	10.75	0.43	0.06	0.49	(0.41)	—	(0.41)	10.83
2007[2]	10.67	0.38	0.10	0.48	(0.40)	—	(0.40)	10.75
2006[3]	11.12	0.26	(0.37)	(0.11)	(0.27)	(0.07)	(0.34)	10.67
2005[4]	11.24	0.31	(0.09)	0.22	(0.33)	(0.01)	(0.34)	11.12
Class R
2010[2]	$10.09	$0.48	$1.19	$1.67	$(0.49)	$—	$(0.49)	$11.27
2009[2]	10.89	0.59	(0.79)	(0.20)	(0.60)	—	(0.60)	10.09
2008[2]	10.81	0.49	0.05	0.54	(0.46)	—	(0.46)	10.89
2007[2]	10.73	0.44	0.09	0.53	(0.45)	—	(0.45)	10.81
2006[3]	11.17	0.31	(0.36)	(0.05)	(0.32)	(0.07)	(0.39)	10.73
2005[4]	11.30	0.38	(0.10)	0.28	(0.40)	(0.01)	(0.41)	11.17
Class Y
2010[2]	$10.03	$0.54	$1.18	$1.72	$(0.54)	$—	$(0.54)	$11.21
2009[2]	10.86	0.64	(0.82)	(0.18)	(0.65)	—	(0.65)	10.03
2008[2]	10.78	0.54	0.06	0.60	(0.52)	—	(0.52)	10.86
2007[2]	10.70	0.49	0.10	0.59	(0.51)	—	(0.51)	10.78
2006[3]	11.15	0.35	(0.38)	(0.03)	(0.35)	(0.07)	(0.42)	10.70
2005[4]	11.27	0.42	(0.08)	0.34	(0.45)	(0.01)	(0.46)	11.15

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

76   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

17.11%	$93,374	0.95%	4.65%	1.02%	4.58%	83%
(1.37)	82,373	0.95	6.34	1.02	6.27	160
5.24	94,571	0.95	4.63	1.01	4.57	131
5.26	102,723	0.95	4.25	1.01	4.19	137
(0.34)	134,845	0.95	3.98	1.03	3.90	139
2.75	161,410	0.95	3.51	1.05	3.41	208

16.31%	$3,607	1.70%	3.97%	1.77%	3.90%	83%
(2.12)	5,780	1.70	5.59	1.77	5.52	160
4.50	7,733	1.70	3.87	1.76	3.81	131
4.41	9,634	1.70	3.50	1.76	3.44	137
(0.91)	13,819	1.70	3.23	1.78	3.15	139
2.00	17,078	1.70	2.76	1.80	2.66	208

16.32%	$3,796	1.70%	3.91%	1.77%	3.84%	83%
(2.21)	3,693	1.70	5.59	1.77	5.52	160
4.57	4,383	1.70	3.89	1.76	3.83	131
4.48	4,567	1.70	3.50	1.76	3.44	137
(1.01)	5,183	1.70	3.22	1.78	3.14	139
1.99	7,266	1.70	2.76	1.80	2.66	208

16.74%	$379	1.20%	4.42%	1.27%	4.35%	83%
(1.43)	406	1.20	6.11	1.27	6.04	160
5.06	289	1.20	4.42	1.26	4.36	131
4.99	65	1.20	4.01	1.29	3.92	137
(0.51)	34	1.20	3.77	1.43	3.54	139
2.51	16	1.20	3.37	1.45	3.12	208

17.42%	$1,179,453	0.70%	4.93%	0.77%	4.86%	83%
(1.22)	1,279,489	0.70	6.57	0.77	6.50	160
5.60	1,468,599	0.70	4.88	0.76	4.82	131
5.53	1,530,750	0.70	4.50	0.76	4.44	137
(0.24)	1,680,105	0.70	4.24	0.78	4.16	139
3.01	1,725,850	0.70	3.77	0.80	3.67	208

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   77

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions		Net Asset
	Value	Net	Gains	Total from	from Net		Value
	Beginning	Investment	(Losses) on	Investment	Investment	Total	End of
	of Period	Income	Investments	Operations	Income	Distributions	Period

High Income Bond Fund[1]
Class A
2010[2]	$7.15	$0.67	$1.12	$1.79	$(0.66)	$(0.66)	$8.28
2009[2]	8.65	0.73	(1.47)	(0.74)	(0.76)	(0.76)	7.15
2008[2]	9.61	0.71	(0.97)	(0.26)	(0.70)	(0.70)	8.65
2007[2]	9.22	0.65	0.38	1.03	(0.64)	(0.64)	9.61
2006[3]	9.41	0.49	(0.20)	0.29	(0.48)	(0.48)	9.22
2005[4]	9.45	0.66	(0.04)	0.62	(0.66)	(0.66)	9.41
Class B
2010[2]	$7.11	$0.60	$1.12	$1.72	$(0.60)	$(0.60)	$8.23
2009[2]	8.61	0.68	(1.47)	(0.79)	(0.71)	(0.71)	7.11
2008[2]	9.57	0.63	(0.96)	(0.33)	(0.63)	(0.63)	8.61
2007[2]	9.18	0.57	0.39	0.96	(0.57)	(0.57)	9.57
2006[3]	9.37	0.43	(0.19)	0.24	(0.43)	(0.43)	9.18
2005[4]	9.41	0.58	(0.03)	0.55	(0.59)	(0.59)	9.37
Class C
2010[2]	$7.12	$0.60	$1.13	$1.73	$(0.60)	$(0.60)	$8.25
2009[2]	8.62	0.68	(1.47)	(0.79)	(0.71)	(0.71)	7.12
2008[2]	9.58	0.63	(0.96)	(0.33)	(0.63)	(0.63)	8.62
2007[2]	9.19	0.57	0.39	0.96	(0.57)	(0.57)	9.58
2006[3]	9.38	0.43	(0.19)	0.24	(0.43)	(0.43)	9.19
2005[4]	9.42	0.58	(0.03)	0.55	(0.59)	(0.59)	9.38
Class R
2010[2]	$7.28	$0.66	$1.14	$1.80	$(0.64)	$(0.64)	$8.44
2009[2]	8.79	0.73	(1.49)	(0.76)	(0.75)	(0.75)	7.28
2008[2]	9.75	0.69	(0.98)	(0.29)	(0.67)	(0.67)	8.79
2007[2]	9.35	0.62	0.40	1.02	(0.62)	(0.62)	9.75
2006[3]	9.53	0.49	(0.20)	0.29	(0.47)	(0.47)	9.35
2005[4]	9.60	0.62	(0.04)	0.58	(0.65)	(0.65)	9.53
Class Y
2010[2]	$7.16	$0.69	$1.12	$1.81	$(0.68)	$(0.68)	$8.29
2009[2]	8.66	0.75	(1.47)	(0.72)	(0.78)	(0.78)	7.16
2008[2]	9.62	0.73	(0.97)	(0.24)	(0.72)	(0.72)	8.66
2007[2]	9.23	0.67	0.39	1.06	(0.67)	(0.67)	9.62
2006[3]	9.42	0.51	(0.20)	0.31	(0.50)	(0.50)	9.23
2005[4]	9.46	0.68	(0.03)	0.65	(0.69)	(0.69)	9.42

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 through June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 through September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

78   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

25.47%	$29,532	1.10%	8.12%	1.29%	7.93%	132%
(7.26)	25,696	1.10	10.79	1.36	10.53	108
(2.84)	24,420	1.10	7.74	1.31	7.53	100
11.46	28,932	1.10	6.74	1.30	6.54	101
3.14	29,573	1.10	6.94	1.29	6.75	68
6.74	34,144	1.02	6.88	1.27	6.63	77

24.56%	$1,628	1.85%	7.47%	2.04%	7.28%	132%
(7.99)	2,157	1.85	9.92	2.11	9.66	108
(3.57)	3,496	1.85	6.97	2.06	6.76	100
10.67	4,814	1.85	6.00	2.05	5.80	101
2.57	5,988	1.85	6.19	2.04	6.00	68
5.97	7,191	1.77	6.13	2.02	5.88	77

24.67%	$6,969	1.85%	7.41%	2.04%	7.22%	132%
(7.98)	5,038	1.85	9.98	2.11	9.72	108
(3.57)	6,490	1.85	6.97	2.06	6.76	100
10.66	8,522	1.85	5.98	2.05	5.78	101
2.56	9,873	1.85	6.19	2.04	6.00	68
5.96	13,403	1.77	6.13	2.02	5.88	77

25.12%	$343	1.35%	7.92%	1.54%	7.73%	132%
(7.49)	265	1.35	10.72	1.61	10.46	108
(3.04)	185	1.35	7.37	1.56	7.16	100
11.12	186	1.35	6.38	1.56	6.17	101
3.09	73	1.35	6.82	1.69	6.48	68
6.23	4	1.33	6.31	1.73	5.91	77

25.75%	$350,066	0.85%	8.38%	1.04%	8.19%	132%
(7.01)	182,051	0.85	10.93	1.11	10.67	108
(2.59)	204,164	0.85	7.99	1.06	7.78	100
11.73	232,998	0.85	6.98	1.05	6.78	101
3.34	205,382	0.85	7.19	1.04	7.00	68
7.01	207,610	0.77	7.13	1.02	6.88	77

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   79

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions		Distributions		Net Asset
	Value	Net	Gains	Total from	from Net	Distributions	from		Value
	Beginning	Investment	(Losses) on	Investment	Investment	from Net	Return of	Total	End of
	of Period	Income	Investments	Operations	Income	Realized Gains	Capital	Distributions	Period

Inflation Protected Securities Fund[1]
Class A
2010[2]	$9.59	$0.28	$0.73	$1.01	$(0.27)	$—	$—	$(0.27)	$10.33
2009[2]	10.20	0.14	(0.37)	(0.23)	(0.26)	—	(0.12)	(0.38)	9.59
2008[2]	9.43	0.54	0.76	1.30	(0.53)	—	—	(0.53)	10.20
2007[2]	9.54	0.39	(0.16)	0.23	(0.34)	—	—	(0.34)	9.43
2006[3]	10.12	0.38	(0.55)	(0.17)	(0.40)	(0.01)	—	(0.41)	9.54
2005[4]	10.00	0.51	(0.02)	0.49	(0.37)	—	—	(0.37)	10.12
Class C
2010[2]	$9.53	$0.18	$0.75	$0.93	$(0.22)	$—	$—	$(0.22)	$10.24
2009[2]	10.18	0.11	(0.43)	(0.32)	(0.21)	—	(0.12)	(0.33)	9.53
2008[2]	9.41	0.48	0.75	1.23	(0.46)	—	—	(0.46)	10.18
2007[2]	9.53	0.33	(0.18)	0.15	(0.27)	—	—	(0.27)	9.41
2006[3]	10.11	0.31	(0.53)	(0.22)	(0.35)	(0.01)	—	(0.36)	9.53
2005[4]	10.00	0.40	0.02	0.42	(0.31)	—	—	(0.31)	10.11
Class R
2010[2]	$9.58	$0.26	$0.72	$0.98	$(0.25)	$—	$—	$(0.25)	$10.31
2009[2]	10.20	0.13	(0.39)	(0.26)	(0.24)	—	(0.12)	(0.36)	9.58
2008[2]	9.43	0.52	0.75	1.27	(0.50)	—	—	(0.50)	10.20
2007[2]	9.55	0.33	(0.13)	0.20	(0.32)	—	—	(0.32)	9.43
2006[3]	10.13	0.38	(0.56)	(0.18)	(0.39)	(0.01)	—	(0.40)	9.55
2005[4]	10.00	0.43	0.05	0.48	(0.35)	—	—	(0.35)	10.13
Class Y
2010[2]	$9.59	$0.33	$0.71	$1.04	$(0.29)	$—	$—	$(0.29)	$10.34
2009[2]	10.20	0.23	(0.45)	(0.22)	(0.27)	—	(0.12)	(0.39)	9.59
2008[2]	9.43	0.56	0.76	1.32	(0.55)	—	—	(0.55)	10.20
2007[2]	9.55	0.40	(0.16)	0.24	(0.36)	—	—	(0.36)	9.43
2006[3]	10.13	0.42	(0.57)	(0.15)	(0.42)	(0.01)	—	(0.43)	9.55
2005[4]	10.00	0.51	0.01	0.52	(0.39)	—	—	(0.39)	10.13

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 through June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 through September 30 in the fiscal year indicated.

[5]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

80   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[5]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

10.62%	$7,894	0.84%	2.77%	1.15%	2.46%	72%
(2.18)	5,439	0.85	1.52	1.10	1.27	24
14.01	3,294	0.85	5.40	1.08	5.17	71
2.41	2,712	0.85	4.09	1.06	3.88	90
(1.69)	5,042	0.85	5.20	1.08	4.97	85
4.93	6,917	0.85	5.04	1.09	4.80	23

9.76%	$6,673	1.60%	1.78%	1.91%	1.47%	72%
(3.03)	1,406	1.59	1.19	1.84	0.94	24
13.20	365	1.60	4.82	1.83	4.59	71
1.53	348	1.60	3.44	1.81	3.23	90
(2.26)	552	1.60	4.29	1.83	4.06	85
4.18	855	1.60	3.98	1.84	3.74	23

10.32%	$1,332	1.09%	2.64%	1.40%	2.33%	72%
(2.43)	1,262	1.10	1.34	1.35	1.09	24
13.73	1,175	1.10	5.21	1.33	4.98	71
2.09	822	1.10	3.45	1.31	3.24	90
(1.80)	1	1.10	5.17	1.48	4.79	85
4.81	1	1.10	4.22	1.49	3.83	23

10.92%	$156,983	0.59%	3.27%	0.90%	2.96%	72%
(2.03)	167,501	0.60	2.48	0.85	2.23	24
14.29	278,749	0.60	5.64	0.83	5.41	71
2.56	273,312	0.60	4.21	0.81	4.00	90
(1.50)	317,977	0.60	5.73	0.83	5.50	85
5.24	269,412	0.60	5.05	0.84	4.81	23

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   81

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions	Distributions			Net Asset
	Value	Net	Gains	Total from	from Net	from Net	from			Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Return of		Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Capital		Distributions	Period

Intermediate Government Bond Fund[1]
Class A
2010[2]	$8.67	$0.20	$0.27	$0.47	$(0.20)	$(0.17)	$—	[6]	$(0.37)	$8.77
2009[2]	8.42	0.19	0.25	0.44	(0.19)	—	—		(0.19)	8.67
2008[2]	8.00	0.28	0.43	0.71	(0.29)	—	—		(0.29)	8.42
2007[2]	7.99	0.31	0.06	0.37	(0.33)	—	(0.03)		(0.36)	8.00
2006[3]	8.26	0.22	(0.22)	—	(0.22)	(0.05)	—		(0.27)	7.99
2005[4]	8.82	0.27	(0.15)	0.12	(0.28)	(0.40)	—		(0.68)	8.26
Class C
2010[5]	$8.76	$0.09	$0.17	$0.26	$(0.08)	$(0.17)	$—	[6]	$(0.25)	$8.77
Class R
2010[5]	$8.76	$0.09	$0.20	$0.29	$(0.11)	$(0.17)	$—	[6]	$(0.28)	$8.77
Class Y
2010[2]	$8.67	$0.21	$0.27	$0.48	$(0.21)	$(0.17)	$—	[6]	$(0.38)	$8.77
2009[2]	8.42	0.21	0.25	0.46	(0.21)	—	—		(0.21)	8.67
2008[2]	8.00	0.30	0.42	0.72	(0.30)	—	—		(0.30)	8.42
2007[2]	7.99	0.32	0.06	0.38	(0.34)	—	(0.03)		(0.37)	8.00
2006[3]	8.25	0.22	(0.20)	0.02	(0.23)	(0.05)	—		(0.28)	7.99
2005[4]	8.82	0.28	(0.16)	0.12	(0.29)	(0.40)	—		(0.69)	8.25

Intermediate Term Bond Fund[1]
Class A
2010[2]	$9.47	$0.42	$0.86	$1.28	$(0.42)	$—	$—		$(0.42)	$10.33
2009[2]	9.90	0.48	(0.40)	0.08	(0.51)	—	—		(0.51)	9.47
2008[2]	9.73	0.44	0.14	0.58	(0.41)	—	—		(0.41)	9.90
2007[2]	9.68	0.41	0.05	0.46	(0.41)	—	—		(0.41)	9.73
2006[3]	9.99	0.29	(0.27)	0.02	(0.30)	(0.03)	—		(0.33)	9.68
2005[4]	10.25	0.34	(0.17)	0.17	(0.33)	(0.10)	—		(0.43)	9.99
Class Y
2010[2]	$9.43	$0.43	$0.86	$1.29	$(0.43)	$—	$—		$(0.43)	$10.29
2009[2]	9.87	0.49	(0.40)	0.09	(0.53)	—	—		(0.53)	9.43
2008[2]	9.70	0.45	0.15	0.60	(0.43)	—	—		(0.43)	9.87
2007[2]	9.65	0.42	0.06	0.48	(0.43)	—	—		(0.43)	9.70
2006[3]	9.96	0.30	(0.27)	0.03	(0.31)	(0.03)	—		(0.34)	9.65
2005[4]	10.22	0.36	(0.17)	0.19	(0.35)	(0.10)	—		(0.45)	9.96

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

82   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

5.50%	$19,003	0.75%	2.33%	1.19%	1.89%	105%
5.30	10,496	0.75	2.22	1.15	1.82	133
8.90	6,504	0.75	3.32	1.33	2.74	118
4.68	1,619	0.75	3.80	1.46	3.09	84
0.06	1,689	0.75	3.56	1.26	3.05	70
1.40	1,970	0.75	3.21	1.09	2.87	161

3.00%	$1,940	1.60%	1.50%	1.94%	1.16%	105%

3.34%	$652	1.10%	1.78%	1.44%	1.44%	105%

5.66%	$152,088	0.60%	2.39%	0.94%	2.05%	105%
5.46	101,253	0.60	2.41	0.90	2.11	133
9.07	63,784	0.60	3.60	1.08	3.12	118
4.84	37,705	0.60	3.94	1.21	3.33	84
0.30	42,781	0.60	3.70	1.01	3.29	70
1.43	69,349	0.60	3.34	0.84	3.10	161

13.64%	$26,341	0.85%	4.12%	1.01%	3.96%	58%
1.21	23,905	0.85	5.25	1.01	5.09	41
6.02	28,364	0.85	4.38	1.01	4.22	102
4.80	30,655	0.85	4.07	1.01	3.91	110
0.23	38,296	0.75	3.88	1.03	3.60	113
1.69	48,426	0.75	3.39	1.05	3.09	118

13.87%	$734,924	0.70%	4.28%	0.76%	4.22%	58%
1.26	724,531	0.70	5.39	0.76	5.33	41
6.20	766,932	0.70	4.53	0.76	4.47	102
4.98	752,984	0.70	4.22	0.76	4.16	110
0.34	899,175	0.60	4.03	0.78	3.85	113
1.85	1,074,624	0.60	3.55	0.80	3.35	118

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   83

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized		Distributions	Distributions	Distribution			Net Asset
	Value	Net	Gains	Total from	from Net	from Net	from			Value
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Return of		Total	End of
	of Period	Income	Investments	Operations	Income	Gains	Capital		Distributions	Period

Short Term Bond Fund[1]
Class A
2010[2]	$9.66	$0.31	$0.34	$0.65	$(0.33)	$—	$—		$(0.33)	$9.98
2009[2]	9.89	0.46	(0.26)	0.20	(0.43)	—	—		(0.43)	9.66
2008[2]	9.90	0.45	(0.03)	0.42	(0.43)	—	—		(0.43)	9.89
2007[2]	9.83	0.36	0.09	0.45	(0.38)	—	—		(0.38)	9.90
2006[3]	9.93	0.23	(0.06)	0.17	(0.27)	—	—		(0.27)	9.83
2005[4]	10.11	0.27	(0.16)	0.11	(0.29)	—	—	[6]	(0.29)	9.93
Class C
2010[5]	$9.95	$0.13	$0.06	$0.19	$(0.14)	$—	$—		$(0.14)	$10.00
Class Y
2010[2]	$9.67	$0.32	$0.34	$0.66	$(0.34)	$—	$—		$(0.34)	$9.99
2009[2]	9.89	0.48	(0.25)	0.23	(0.45)	—	—		(0.45)	9.67
2008[2]	9.91	0.46	(0.03)	0.43	(0.45)	—	—		(0.45)	9.89
2007[2]	9.83	0.37	0.10	0.47	(0.39)	—	—		(0.39)	9.91
2006[3]	9.93	0.24	(0.06)	0.18	(0.28)	—	—		(0.28)	9.83
2005[4]	10.11	0.28	(0.16)	0.12	(0.29)	—	(0.01)		(0.30)	9.93

Total Return Bond Fund[1]
Class A
2010[2]	$9.01	$0.52	$1.28	$1.80	$(0.54)	$—	$—		$(0.54)	$10.27
2009[2]	9.90	0.64	(0.74)	(0.10)	(0.63)	(0.16)	—		(0.79)	9.01
2008[2]	9.83	0.49	0.05	0.54	(0.47)	—	—		(0.47)	9.90
2007[2]	9.86	0.45	(0.02)	0.43	(0.46)	—	—		(0.46)	9.83
2006[3]	10.18	0.31	(0.33)	(0.02)	(0.30)	—	—		(0.30)	9.86
2005[4]	10.25	0.43	(0.07)	0.36	(0.43)	—	—		(0.43)	10.18
Class B
2010[2]	$8.97	$0.45	$1.26	$1.71	$(0.46)	$—	$—		$(0.46)	$10.22
2009[2]	9.86	0.58	(0.74)	(0.16)	(0.57)	(0.16)	—		(0.73)	8.97
2008[2]	9.80	0.41	0.05	0.46	(0.40)	—	—		(0.40)	9.86
2007[2]	9.82	0.38	(0.02)	0.36	(0.38)	—	—		(0.38)	9.80
2006[3]	10.14	0.25	(0.32)	(0.07)	(0.25)	—	—		(0.25)	9.82
2005[4]	10.21	0.35	(0.07)	0.28	(0.35)	—	—		(0.35)	10.14
Class C
2010[2]	$8.96	$0.43	$1.27	$1.70	$(0.46)	$—	$—		$(0.46)	$10.20
2009[2]	9.84	0.58	(0.73)	(0.15)	(0.57)	(0.16)	—		(0.73)	8.96
2008[2]	9.78	0.42	0.04	0.46	(0.40)	—	—		(0.40)	9.84
2007[2]	9.80	0.37	(0.01)	0.36	(0.38)	—	—		(0.38)	9.78
2006[3]	10.12	0.25	(0.32)	(0.07)	(0.25)	—	—		(0.25)	9.80
2005[4]	10.20	0.35	(0.07)	0.28	(0.36)	—	—		(0.36)	10.12
Class R
2010[2]	$9.07	$0.42	$1.32	$1.74	$(0.50)	$—	$—		$(0.50)	$10.31
2009[2]	9.95	0.62	(0.73)	(0.11)	(0.61)	(0.16)	—		(0.77)	9.07
2008[2]	9.88	0.47	0.05	0.52	(0.45)	—	—		(0.45)	9.95
2007[2]	9.90	0.43	(0.02)	0.41	(0.43)	—	—		(0.43)	9.88
2006[3]	10.23	0.30	(0.34)	(0.04)	(0.29)	—	—		(0.29)	9.90
2005[4]	10.29	0.41	(0.07)	0.34	(0.40)	—	—		(0.40)	10.23
Class Y
2010[2]	$9.01	$0.55	$1.25	$1.80	$(0.55)	$—	$—		$(0.55)	$10.26
2009[2]	9.89	0.66	(0.73)	(0.07)	(0.65)	(0.16)	—		(0.81)	9.01
2008[2]	9.83	0.52	0.04	0.56	(0.50)	—	—		(0.50)	9.89
2007[2]	9.85	0.47	(0.01)	0.46	(0.48)	—	—		(0.48)	9.83
2006[3]	10.17	0.33	(0.33)	—	(0.32)	—	—		(0.32)	9.85
2005[4]	10.24	0.46	(0.07)	0.39	(0.46)	—	—		(0.46)	10.17

[1]	Per share data calculated using average shares outstanding method.

[2]	For the period July 1 to June 30 in the fiscal year indicated.

[3]	For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund’s fiscal year-end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

[4]	For the period October 1 to September 30 in the fiscal year indicated.

[5]	Commenced operations on October 28, 2009. All ratios for the period October 28, 2009 to June 30, 2010 have been annualized, except total return and portfolio turnover.

[6]	Includes a tax return of capital of less than $0.01.

[7]	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

84   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The accompanying notes are an integral part of the financial statements.

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses	Income
		Ratio of	Investment	to Average	to Average
	Net Assets	Expenses	Income	Net Assets	Net Assets	Portfolio
Total	End of	to Average	to Average	(Excluding	(Excluding	Turnover
Return[7]	Period (000)	Net Assets	Net Assets	Waivers)	Waivers)	Rate

6.77%	$87,631	0.75%	3.17%	1.04%	2.88%	44%
2.22	65,704	0.74	4.87	1.06	4.55	54
4.30	59,933	0.74	4.48	1.05	4.17	55
4.60	66,722	0.75	3.61	1.04	3.32	47
1.75	78,771	0.75	3.11	1.04	2.82	60
1.08	97,863	0.75	2.68	1.05	2.38	64

1.90%	$3,111	1.60%	1.95%	1.79%	1.76%	44%

6.92%	$629,151	0.60%	3.26%	0.79%	3.07%	44%
2.48	315,024	0.59	5.02	0.81	4.80	54
4.35	257,403	0.59	4.62	0.80	4.41	55
4.86	311,131	0.60	3.74	0.79	3.55	47
1.87	454,665	0.60	3.26	0.79	3.07	60
1.23	625,392	0.60	2.83	0.80	2.63	64

20.21%	$28,165	0.92%	5.19%	1.13%	4.98%	96%
0.16	13,948	1.00	7.58	1.13	7.45	147
5.51	15,567	0.99	4.87	1.11	4.75	124
4.36	13,198	1.00	4.48	1.13	4.35	180
(0.17)	15,522	1.00	4.14	1.17	3.97	166
3.57	19,113	1.00	4.20	1.25	3.95	285

19.22%	$1,413	1.74%	4.48%	1.87%	4.35%	96%
(0.58)	1,719	1.75	6.84	1.88	6.71	147
4.65	2,384	1.74	4.13	1.86	4.01	124
3.69	2,272	1.75	3.74	1.88	3.61	180
(0.74)	3,657	1.75	3.40	1.92	3.23	166
2.81	4,395	1.75	3.45	2.00	3.20	285

19.13%	$6,748	1.75%	4.34%	1.88%	4.21%	96%
(0.48)	2,778	1.75	6.77	1.88	6.64	147
4.66	3,673	1.74	4.22	1.86	4.10	124
3.70	1,792	1.75	3.73	1.88	3.60	180
(0.74)	2,501	1.75	3.40	1.92	3.23	166
2.71	2,858	1.75	3.46	2.00	3.21	285

19.47%	$601	1.24%	4.19%	1.37%	4.06%	96%
0.02	681	1.25	7.39	1.38	7.26	147
5.22	293	1.24	4.66	1.36	4.54	124
4.20	219	1.25	4.22	1.44	4.03	180
(0.44)	14	1.25	4.05	1.57	3.73	166
3.40	3	1.25	3.98	1.65	3.58	285

20.31%	$655,301	0.74%	5.44%	0.87%	5.31%	96%
0.52	633,108	0.75	7.77	0.88	7.64	147
5.67	1,069,211	0.74	5.15	0.86	5.03	124
4.73	851,513	0.75	4.71	0.88	4.58	180
0.02	378,338	0.75	4.43	0.92	4.26	166
3.83	278,777	0.75	4.43	1.00	4.18	285

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   85

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

1 >	Organization

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Investment Funds, Inc. (“FAIF”), which is a member of the First American Family of Funds. As of June 30, 2010, FAIF offered 38 funds, including the funds listed above. Effective at the close of business on January 29, 2010, U.S. Government Mortgage Fund merged with Intermediate Government Bond Fund. Intermediate Government Bond Fund is the accounting survivor. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF’s articles of incorporation permit the funds’ board of directors to create additional funds in the future. Each fund is a diversified open-end management investment company.

The funds may offer Class A, Class C, Class R, and Class Y shares. Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, and Total Return Bond Fund are sold with a front-end sales charge of 4.25%. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class C and Class R shares are not currently offered by Intermediate Term Bond Fund. Class R shares are not currently offered by Short Term Bond Fund. Prior to the close of business on June 30, 2008, Core Bond Fund, High Income Bond Fund, and Total Return Bond Fund offered Class B shares. Subsequent to that date, no new or additional investments are allowed in Class B shares, except through permitted exchanges and any reinvested dividends. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years.

The funds’ prospectus provides descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds’ investments are furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, then the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date. Investments in closed-end funds are valued at their reported closing prices on the national securities exchange on which they trade.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates fair value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

The following investment vehicles, when held by a fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded

86   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts (other than foreign currency forward contracts), swaps, and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security’s fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of June 30, 2010, High Income Bond Fund held internally fair valued securities with a total fair value of $323, or 0.1%, of total net assets.

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc. and foreign securities for which an independent pricing service may be employed for purposes of fair market valuation).

Level 3 – Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the funds’ board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of June 30, 2010, each fund’s investments were classified as follows:

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Core Bond Fund
Corporate Bonds	$—	$553,502	$10,014	$563,516
U.S. Government Agency Mortgage-Backed Securities	—	288,770	—	288,770
Asset-Backed Securities	—	227,161	—	227,161
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	71,921	—	71,921
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	37,817	18,461	56,278
U.S. Government & Agency Securities	—	53,598	—	53,598
Preferred Stock	74	—	—	74
Short-Term Investments	25,359	4,400	—	29,759
Investment Purchased with Proceeds from Securities Lending	81,712	—	—	81,712

Total Investments	$107,145	$1,237,169	$28,475	$1,372,789

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Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

High Income Bond Fund
High Yield Corporate Bonds	$—	$328,599	$7,215	$335,814
Preferred Stocks	12,403	—	879	13,282
Investment Grade Corporate Bonds	—	9,270	—	9,270
Exchange-Traded Funds	6,028	—	—	6,028
Convertible Securities	1,950	3,864	—	5,814
Closed-End Funds	4,438	—	—	4,438
Common Stocks	2,333	—	22	2,355
Asset-Backed Securities	—	5	323	328
Short-Term Investments	10,100	140	—	10,240
Investment Purchased with Proceeds from Securities Lending	77,333	—	—	77,333

Total Investments	$114,585	$341,878	$8,439	$464,902

Inflation Protected Securities Fund
U.S. Government & Agency Securities	$—	$151,592	$—	$151,592
Corporate Bonds	—	10,010	—	10,010
Asset-Backed Securities	—	5,534	—	5,534
Municipal Bond	—	760	—	760
Collateralized Mortgage Obligation – Private Mortgage-Backed Security	—	—	703	703
Preferred Stocks	212	—	180	392
Exchange-Traded Fund	212	—	—	212
Convertible Security	108	—	—	108
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Security	—	80	—	80
Short-Term Investments	3,533	189	—	3,722
Investment Purchased with Proceeds from Securities Lending	7,192	—	—	7,192

Total Investments	$11,257	$168,165	$883	$180,305

Intermediate Government Bond Fund
U.S. Government & Agency Securities	$—	$95,023	$—	$95,023
U.S. Government Agency Mortgage-Backed Securities	—	41,704	—	41,704
Asset-Backed Securities	—	14,732	—	14,732
Corporate Bonds	—	6,806	—	6,806
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	6,550	—	6,550
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	5,708	—	5,708
Short-Term Investments	2,218	150	—	2,368
Investment Purchased with Proceeds from Securities Lending	23,635	—	—	23,635

Total Investments	$25,853	$170,673	$—	$196,526

Intermediate Term Bond Fund
Corporate Bonds	$—	$397,410	$—	$397,410
Asset-Backed Securities	—	151,309	—	151,309
U.S. Government & Agency Securities	—	70,933	—	70,933
U.S. Government Agency Mortgage-Backed Securities	—	60,178	—	60,178
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	56,807	—	56,807
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	9,375	10,874	20,249
Municipal Bond	—	1,620	—	1,620
Preferred Stock	35	—	—	35
Short-Term Investments	3,902	2,008	—	5,910
Investment Purchased with Proceeds from Securities Lending	99,022	—	—	99,022

Total Investments	$102,959	$749,640	$10,874	$863,473

Short Term Bond Fund
Corporate Bonds	$—	$286,845	$1,939	$288,784
Asset-Backed Securities	—	180,933	—	180,933
U.S. Government Agency Mortgage-Backed Securities	—	84,429	—	84,429
U.S. Government & Agency Securities	—	57,850	—	57,850
Collateralized Mortgage Obligation – U.S. Government Agency Mortgage-Backed Securities	—	56,610	—	56,610
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	10,124	6,864	16,988
Short-Term Investments	27,796	2,148	—	29,944
Investment Purchased with Proceeds from Securities Lending	64,562	—	—	64,562

Total Investments	$92,358	$678,939	$8,803	$780,100

88   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

				Total
Fund	Level 1	Level 2	Level 3	Fair Value

Total Return Bond Fund
Corporate Bonds	$—	$416,716	$5,286	$422,002
Asset-Backed Securities	—	96,686	—	96,686
U.S. Government Agency Mortgage-Backed Securities	—	81,590	—	81,590
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	24,609	6,020	30,629
U.S. Government & Agency Securities	—	23,537	—	23,537
Preferred Stocks	1,981	—	718	2,699
Municipal Bond	—	1,530	—	1,530
Closed-End Funds	712	—	—	712
Short-Term Investments	31,063	4,861	—	35,924
Investment Purchased with Proceeds from Securities Lending	70,391	—	—	70,391

Total Investments	$104,147	$649,529	$12,024	$765,700

As of June 30, 2010, each fund’s investments in other financial instruments* were classified as follows:

				Total Unrealized
				Appreciation
Fund	Level 1	Level 2	Level 3	(Depreciation)

Core Bond Fund	$(2,117)	$(2,539)	$—	$(4,656)
High Income Bond Fund	179	—	—	179
Inflation Protected Securities Fund	(134)	(312)	—	(446)
Intermediate Government Bond Fund	58	—	—	58
Intermediate Term Bond Fund	260	(1,492)	—	(1,232)
Short Term Bond Fund	(1,320)	(1,072)	—	(2,392)
Total Return Bond Fund	(2,208)	(320)	—	(2,528)

*	Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Inflation	Intermediate	Short	Total
	Core	High Income	Protected	Term	Term	Return
	Bond	Bond	Securities	Bond	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund

Balance as of June 30, 2009	$27,756	$4,741	$84	$12,824	$9,564	$7,668
Accrued discounts	84	119	2	—	6	79
Realized gain (loss)	(2,929)	588	15	(1,643)	(80)	(761)
Net change in unrealized appreciation or depreciation	5,095	(1,331)	7	2,423	466	2,078
Net purchases (sales)	(4,031)	4,322	775	(2,730)	847	2,960
Transfers in and/or out of Level 3	2,500	—	—	—	(2,000)	—
Balance as of June 30, 2010	$28,475	$8,439	$883	$10,874	$8,803	$12,024

Net change in unrealized appreciation or depreciation during the period of Level 3 securities held as of June 30, 2010	$504	$(1,323)	$6	$(12)	$71	$258

During the period ended June 30, 2010, the funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of level 3 are shown using beginning of period values.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premiums and accretion of bond discounts, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the fund at net asset value on the last business day of each month. Any net realized capital gains on sales of a fund’s securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes is required.

As of June 30, 2010, the funds did not have any tax positions that did not meet the “more-likely-than-not”

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   89

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to deferred wash sale and straddle losses, paydowns on pass through obligations, expiration of capital loss carryforwards, tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made:

	June 30, 2010

	Accumulated	Undistributed
	Net Realized	Net Investment	Portfolio
Fund	Gain (Loss)	Income	Capital

Core Bond Fund	$(2,333)	$2,333	$—
High Income Bond Fund	36	(36)	—
Inflation Protected Securities Fund	51	(51)	—
Intermediate Government Bond Fund	(14,303)	(169)	14,472
Intermediate Term Bond Fund	(171)	171	—
Short Term Bond Fund	159	(159)	—
Total Return Bond Fund	(2,096)	2,096	—

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 (adjusted by dividends payable as of June 30, 2010 and June 30, 2009) were as follows:

	June 30, 2010

	Ordinary	Long Term	Return of
Fund	Income	Gain	Capital	Total

Core Bond Fund	$67,866	$—	$—	$67,866
High Income Bond Fund	26,351	—	—	26,351
Inflation Protected Securities Fund	3,582	—	—	3,582
Intermediate Government Bond Fund	4,765	256	18	5,039
Intermediate Term Bond Fund	33,897	—	—	33,897
Short Term Bond Fund	18,434	—	—	18,434
Total Return Bond Fund	38,377	—	—	38,377

The funds designated as long term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the fund’s related to net capital gain to zero for the tax year ended June 30, 2010.

	June 30, 2009

	Ordinary	Long Term	Return of
Fund	Income	Gain	Capital	Total

Core Bond Fund	$87,252	$—	$—	$87,252
High Income Bond Fund	20,185	—	—	20,185
Inflation Protected Securities Fund	9,065	—	2,773	11,838
Intermediate Government Bond Fund	2,682	—	—	2,682
Intermediate Term Bond Fund	40,934	—	—	40,934
Short Term Bond Fund	14,988	—	—	14,988
Total Return Bond Fund	74,167	188	—	74,355

90   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

As of June 30, 2010, the funds’ most recently completed fiscal year-end, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Accumulated		Total
	Undistributed	Capital and	Unrealized	Accumulated
	Ordinary	Post-October	Appreciation	Earnings
Fund	Income	Losses	(Depreciation)	(Deficit)

Core Bond Fund	$3,843	$(53,848)	$41,352	$(8,653)
High Income Bond Fund	2,342	(23,659)	(7,823)	(29,140)
Inflation Protected Securities Fund	1,342	(15,092)	4,280	(9,470)
Intermediate Government Bond Fund	—	(13,110)	4,306	(8,804)
Intermediate Term Bond Fund	1,595	(20,417)	29,171	10,349
Short Term Bond Fund	373	(23,042)	8,364	(14,305)
Total Return Bond Fund	4,209	(86,664)	9,259	(73,196)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, tax mark-to-market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark-to-market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

As of June 30, 2010, the following funds had capital loss carryforwards, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration Year

Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total

Core Bond Fund	$—	$—	$—	$—	$994	$—	$25,107	$17,128	$43,229
High Income Bond Fund	—	—	—	—	—	—	23,659	—	23,659
Inflation Protected Securities Fund	—	—	—	256	5,928	953	4,724	2,807	14,668
Intermediate Government Bond Fund	2,293	1,293	554	1,629	2,447	165	3,538	—	11,919
Intermediate Term Bond Fund	—	—	—	—	3,607	—	11,744	4,697	20,048
Short Term Bond Fund	—	—	1,315	8,101	7,433	—	839	2,980	20,668
Total Return Bond Fund	—	—	—	—	—	—	41,302	37,557	78,859

Certain funds incurred a loss for tax purposes for the period from November 1, 2009 to June 30, 2010. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2011. The following funds had deferred losses:

Fund	Amount

Core Bond Fund	$10,619
Inflation Protected Securities Fund	424
Intermediate Government Bond Fund	1,191
Intermediate Term Bond Fund	369
Short Term Bond Fund	2,374
Total Return Bond Fund	7,805

DERIVATIVES – The funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The funds’ investments objectives allow the funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, foreign exchange contracts, credit default swaps, interest rate swaps, total return swaps, currency swaps, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS – The funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. In order to gain exposure or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the funds’ Statements of Assets

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Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

As of June 30, 2010, the following funds had outstanding futures contracts as disclosed in their Schedule of Investments: Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund.

SWAP AGREEMENTS – The funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the funds are included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Credit Default Swaps

The funds are subject to credit risk in the normal course of pursuing their investment objectives. Each fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, a fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index.

If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

92   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2010 for which a fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective reference entity or index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fund for the same reference entity or entities. As of June 30, 2010, the following fund had outstanding credit default swap agreements as disclosed in its Schedule of Investments: Total Return Bond Fund.

Interest Rate Swaps

The funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, each fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

The funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of June 30, 2010, the following funds had outstanding interest rate swap agreements: Core Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund.

Total Return Swaps

Certain funds may enter into total return swap agreements. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate (or, less frequently, the total return from other underlying assets). A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. As of June 30, 2010, no funds had outstanding total return swap agreements.

Currency Swaps

Certain funds may enter into currency swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows. As of June 30, 2010, no funds had outstanding currency swap agreements.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. As of June 30, 2010, no funds held written options.

Options purchased are recorded as investments and marked-to-market daily to reflect the current market value

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Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of June 30, 2010, no funds held purchased options.

For the fiscal year ended June 30, 2010, the quarterly average gross notional amounts of the derivatives held by the funds were:

			Credit	Interest	Options	Options
	Futures/	Futures/	Default	Rate	Written-	Written-
Fund	Long	Short	Swaps	Swaps	Call	Put

Core Bond Fund	$91,034	$136,642	$24,519	$91,600	$—	$—
High Income Bond Fund	24,231	—	—	—	—	—
Inflation Protected Securities Fund	9,350	2,467	1,040	10,400	—	—
Intermediate Government Bond Fund	10,676	3,114	—	—	—	—
Intermediate Term Bond Fund	110,656	19,401	5,194	52,000	—	—
Short Term Bond Fund	45,820	66,890	13,600	40,400	—	—
Total Return Bond Fund	15,049	153,846	38,961	40,400	217	150

As of June 30, 2010, the funds’ fair values of derivative instruments categorized by risk exposure were classified as follows:

			High	Inflation	Intermediate	Intermediate	Short	Total
	Statement of	Core	Income	Protected	Government	Term	Term	Return
	Assets and Liabilities	Bond	Bond	Securities	Bond	Bond	Bond	Bond
	Location	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Asset Derivatives
Foreign Exchange Contracts	Receivables, Net Assets – Unrealized Appreciation*	$—	$—	$—	$—	$—	$—	$2
Interest Rate Contracts	Receivables, Net Assets – Unrealized Appreciation*	—	179	—	142	604	57	2
Credit Contracts	Receivables, Unrealized Appreciation	—	—	—	—	—	—	—

Balance as of June 30, 2010		$—	$179	$—	$142	$604	$57	$4

Liability Derivatives
Foreign Exchange Contracts	Payables, Net Assets – Unrealized Depreciation*	$—	$—	$—	$—	$—	$—	$—
Interest Rate Contracts	Payables, Net Assets – Unrealized Depreciation*	4,656	—	446	84	1,836	2,449	2,210
Credit Contracts	Payables, Unrealized Depreciation	—	—	—	—	—	—	322

Balance as of June 30, 2010		$4,656	$—	$446	$84	$1,836	$2,449	$2,532

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the funds’ Schedule of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the fiscal year ended June 30, 2010:

Amount of realized gain (loss) on derivatives recognized in income:

Core Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(2,976)	$(968)	$(3,944)
Credit Contracts	—	6,639	6,639
Foreign Exchange Contracts	203	—	203

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$52	$—	$52

Inflation Protected Securities Fund	Futures	Swaps	Total

Interest Rate Contracts	$768	$(110)	$658
Credit Contracts	—	125	125
Foreign Exchange Contracts	43	—	43

Intermediate Government Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$321	$—	$321

94   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$2,078	$(540)	$1,538
Credit Contracts	—	942	942

Short Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(2,801)	$(340)	$(3,141)
Credit Contracts	—	854	854
Foreign Exchange Contracts	22	—	22

Total Return Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$272	$(12,026)	$2,892	$(8,862)
Credit Contracts	—	—	3,343	3,343
Foreign Exchange Contracts	—	2,362	—	2,362

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Core Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(1,145)	$(2,322)	$(3,467)
Credit Contracts	—	(1,442)	(1,442)
Foreign Exchange Contracts	178	—	178

High Income Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$187	$—	$187

Inflation Protected Securities Fund	Futures	Swaps	Total

Interest Rate Contracts	$(167)	$116	$(51)
Credit Contracts	—	(285)	(285)
Foreign Exchange Contracts	29	—	29

Intermediate Government Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$58	$—	$58

Intermediate Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$1,416	$(1,384)	$32
Credit Contracts	—	73	73

Short Term Bond Fund	Futures	Swaps	Total

Interest Rate Contracts	$(1,168)	$(1,018)	$(2,186)
Credit Contracts	—	152	152
Foreign Exchange Contracts	29	—	29

Total Return Bond Fund	Options	Futures	Swaps	Total

Interest Rate Contracts	$(88)	$(1,040)	$(1,584)	$(2,712)
Credit Contracts	—	—	907	907
Foreign Exchange Contracts	—	511	—	511

INFLATION-INDEXED BONDS – The funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

FOREIGN CURRENCY TRANSLATION – The books and records of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, and Total Return Bond Fund relating to the funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

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Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

•	market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•	purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain(loss) for both financial reporting and income tax reporting purposes.

The funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

As of June 30, 2010, Inflation Protected Securities Fund and Total Return Bond Fund had non-U.S. dollar denominated investments with a total fair value of $3,530, and $31,869 or 2.0%, and 4.6%, respectively, of total net assets.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction. Such securities do not earn interest, are subject to market fluctuations, and may increase or decrease in value prior to their delivery. Each fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2010, Core Bond Fund, Intermediate Government Bond Fund, and Total Return Bond Fund had when-issued or forward-commitment securities outstanding with a total cost of $18,834, $583, and $9,897, respectively.

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal year ended June 30, 2010, the funds had no outstanding dollar roll transactions.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its total net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds’ board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds’ board of directors. As of June 30, 2010, Core Bond Fund, High Income Bond Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund had investments in illiquid securities with a total fair value of $4,382, $509, $2,247, $1,616, $1,624, and $7,885, respectively, or 0.3%, 0.1%, 1.3%, 0.2%, 0.2%, and 1.1%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

		Dates	Cost
Core Bond Fund	Par	Acquired	Basis

Amresco Residential Security Mortgage, Series 1997-3, Class A9	$36	10/02	$37
Banc of America Funding, Series 2007-4, Class 1A2	1,784	9/07	1,712
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	3,165	10/07	2,992
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	738	5/09	186
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	3,102	10/07	2,960
Westam Mortgage Financial, Series 11, Class A	38	9/97	37

		Dates	Cost
High Income Bond Fund	Shares/Par	Acquired	Basis

American Home Mortgage Investments, Series B	10	7/07	$190
Exum, Series 2007-1A, Class C	$1,063	2/07-3/10	1,063
Exum, Series 2007-2A, Class C	$1,101	4/07-6/10	1,101
Georgia Gulf	14	10/09	182
Green Tree Financial, Series 1998-1, Class A4	$5	5/99	5

96   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

		Dates	Cost
Intermediate Government Bond Fund	Par	Acquired	Basis

GRMT Mortgage Loan Trust, Series 2001-1A, Class M1	$41	9/02	$42
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	868	12/06	897
GSR Mortgage Loan Trust, Series 2005-4F, Class B1	1,297	5/06	1,231
Impac Secured Assets, Series 2003-3, Class M1	392	3/08	338
Residential Accredit Loans, Series 2003-QS12, Class M1	651	11/05	634

		Dates	Cost
Intermediate Term Bond Fund	Par	Acquired	Basis

Amresco Residential Security Mortgage, Series 1997-3, Class A9	$25	10/02	$25
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	1,470	10/07	1,390
Contimortgage Home Equity Loan Trust, Series 1997-2, Class A9	13	10/02	13
Green Tree Financial, Series 1996-9, Class A5	76	4/00	76
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	1,455	10/07	1,388
Westam Mortgage Financial, Series 11, Class A	16	11/97	16

		Dates	Cost
Short Term Bond Fund	Par	Acquired	Basis

Equivantage Home Equity Loan Trust, Series 1996-1, Class A	$10	2/99	$10
Equivantage Home Equity Loan Trust, Series 1996-4, Class A	168	1/00	165
GSR Mortgage Loan Trust, Series 2005-AR1, Class B1	1,952	5/06	1,892
IMC Home Equity Loan Trust, Series 1998-3, Class A7	1,227	10/02	1,284

		Dates	Cost
Total Return Bond Fund	Par	Acquired	Basis

Bank of America Alternative Loan Trust, Series 2007-1, Class 2A2	$2,138	9/07	$2,092
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class D	1,780	10/07	1,683
GRMT Mortgage Loan Trust, Series 2001-1A, Class M1	122	5/01	122
GSMPS Mortgage Loan Trust, Series 2003-1, Class B1	2,619	12/06	2,707
GSR Mortgage Loan Trust, Series 2005-4F, Class B1	2,161	5/06	2,052
GSR Mortgage Loan Trust, Series 2005-AR1, Class B1	1,997	5/06	1,935
Impac Secured Assets, Series 2000-3, Class M1	2,278	3/08	1,967
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class C	1,730	10/07	1,651

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund’s policy is to receive collateral from the borrower in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. If the value of the securities on loan increases, additional collateral is received from the borrower. As with other extensions or credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bank National Association (“U.S. Bank”), the parent company of the funds’ advisor, serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. U.S. Bank acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission (“SEC”). As the securities lending agent, U.S. Bank receives fees of up to 25% of each fund’s net income from securities lending transactions and pays half of such fees to FAF Advisors for certain securities lending services provided by FAF Advisors. Collateral for securities on loan is invested in a money market fund administered by FAF Advisors and FAF Advisors receives an administration fee equal to 0.02% of such fund’s average daily net assets in this money market fund. Securities lending fees paid to U.S. Bank by the funds during the fiscal year ended June 30, 2010, were as follows:

Fund	Amount

Core Bond Fund	$32
High Income Bond Fund	83
Inflation Protected Securities Fund	11
Intermediate Government Bond	4
Intermediate Term Bond Fund	24
Short Term Bond Fund	15
Total Return Bond Fund	16

Income from securities lending is recorded on the Statements of Operations as securities lending income net of fees paid to U.S. Bank.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit

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Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended June 30, 2010.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors manages each fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Fund

Core Bond Fund	0.50%
High Income Bond Fund	0.70
Inflation Protected Securities Fund	0.50
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
Total Return Bond Fund	0.60

FAF Advisors has agreed to waive fees and reimburse other fund expenses at least through October 31, 2010, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class

Fund	A		B	C	R	Y

Core Bond Fund	0.95%		1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.10		1.85	1.85	1.35	0.85
Inflation Protected Securities Fund	0.85		NA	1.60	1.10	0.60
Intermediate Government Bond Fund [1]	0.75		NA	1.60	1.10	0.60
Intermediate Term Bond Fund	0.85		NA	NA	NA	0.70
Short Term Bond Fund [2]	0.75		NA	1.60	NA	0.60
Total Return Bond Fund	0.89	*	1.75	1.75	1.25	0.75

NA = Not Applicable

[1]	The fund began offering Class C and Class R on October 28, 2009.

[2]	The fund began offering Class C on October 28, 2009.

*	Prior to October 28, 2009, FAF Advisors had contractually agreed to waive fees and reimburse other fund expenses so that the total annual Class A operating expenses after waivers by the advisor and the distributor did not exceed 1.00% of average daily net assets.

The funds may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the investing funds and the related money market funds, FAF Advisors will reimburse each investing fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee waivers” in the Statements of Operations.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight, administrative, and accounting services. The funds pay FAF Advisors administration fees, which are calculated daily and paid monthly, equal to each fund’s pro rata share of an amount equal, on a annual basis, to 0.25% of the aggregate average daily net assets of all open-end funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. Effective July 1, 2010, such administration fees are based on the aggregate average daily net assets of all open-end funds in the First American Family of Funds, other than the series of First American Strategy Funds, Inc. All fees paid to the sub-administrator are paid from the administration fee. In

98   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

addition to these fees, the funds may reimburse FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FAIF. The funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each fund based upon the number of accounts within that fund. In addition to these fees, the funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

CUSTODIAN FEES – U.S. Bank serves as the custodian for each fund pursuant to a custodian agreement with FAIF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended June 30, 2010, custodian fees were not increased as a result of overdrafts and were not decreased as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets of the Class A, Class B, Class C, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities.

Quasar is currently waiving a portion of its 12b-1 fees for Class A shares, limiting its fees to 0.15% of average daily net assets for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund. Effective October 28, 2009, FAF Advisors is waiving an additional amount of Class A 12b-1 fees equal to 0.11% of average daily net assets of Class A shares for Total Return Bond Fund.

For the fiscal year ended June 30, 2010, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows:

Fund	Amount

Intermediate Government Bond Fund	$13
Intermediate Term Bond Fund	27
Short Term Bond Fund	81

Under the distribution and shareholder servicing agreement, the following amounts were retained by affiliates of FAF Advisors for the fiscal year ended June 30, 2010:

Fund	Amount

Core Bond Fund	$141
High Income Bond Fund	36
Inflation Protected Securities Fund	42
Intermediate Government Bond Fund	12
Intermediate Term Bond Fund	22
Short Term Bond Fund	71
Total Return Bond Fund	56

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. For the fiscal year ended June 30, 2010, legal fees and expenses of $39 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

CDSC as a Percentage
of Dollar Amount
Year Since Purchase	Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   99

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

For the fiscal year ended June 30, 2010, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows:

Fund	Amount

Core Bond Fund	$69
High Income Bond Fund	64
Inflation Protected Securities Fund	83
Intermediate Government Bond Fund	1
Intermediate Term Bond Fund	44
Short Term Bond Fund	194
Total Return Bond Fund	101

4 >	Capital Share Transactions

FAIF has 372 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows:

	Core		High Income		Inflation Protected
	Bond Fund		Bond Fund		Securities Fund

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	1,069	1,052	3,282	2,674	483	345
Shares issued in lieu of cash distributions	303	415	212	238	15	12
Shares redeemed	(1,255)	(1,968)	(3,521)	(2,143)	(300)	(113)

Total Class A transactions	117	(501)	(27)	769	198	244

Class B:
Shares issued	10	40	25	19	—	—
Shares issued in lieu of cash distributions	17	35	13	24	—	—
Shares redeemed	(284)	(212)	(143)	(146)	—	—

Total Class B transactions	(257)	(137)	(105)	(103)	—	—

Class C:
Shares issued	81	100	264	76	550	141
Shares issued in lieu of cash distributions	12	18	27	41	9	1
Shares redeemed	(122)	(154)	(154)	(162)	(55)	(31)

Total Class C transactions	(29)	(36)	137	(45)	504	111

Class R:
Shares issued	10	16	12	15	13	34
Shares issued in lieu of cash distributions	2	2	1	1	3	5
Shares redeemed	(18)	(4)	(8)	(1)	(19)	(22)

Total Class R transactions	(6)	14	5	15	(3)	17

Class Y:
Shares issued	20,683	50,362	23,104	9,209	5,733	4,880
Shares issued in lieu of cash distributions	1,694	2,469	218	259	58	224
Shares redeemed	(44,709)	(60,581)	(6,515)	(7,617)	(8,068)	(14,964)

Total Class Y transactions	(22,332)	(7,750)	16,807	1,851	(2,277)	(9,860)

Net increase (decrease) in capital shares	(22,507)	(8,410)	16,817	2,487	(1,578)	(9,488)

100   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

	Intermediate Government		Intermediate Term		Short Term		Total Return
	Bond Fund		Bond Fund		Bond Fund		Bond Fund

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09	6/30/10	6/30/09

Class A:
Shares issued	415	1,743	588	346	3,251	1,786	1,622	468
Shares issued from merger	1,538	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	47	24	88	120	206	205	76	112
Shares redeemed	(1,044)	(1,330)	(651)	(806)	(1,476)	(1,253)	(504)	(605)

Total Class A transactions	956	437	25	(340)	1,981	738	1,194	(25)

Class B:
Shares issued	—	—	—	—	—	—	14	26
Shares issued in lieu of cash distributions	—	—	—	—	—	—	6	16
Shares redeemed	—	—	—	—	—	—	(74)	(92)

Total Class B transactions	—	—	—	—	—	—	(54)	(50)

Class C1:
Shares issued	10	—	—	—	345	—	408	138
Shares issued from merger	235	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	1	—	—	—	2	—	14	20
Shares redeemed	(25)	—	—	—	(36)	—	(70)	(221)

Total Class C transactions	221	—	—	—	311	—	352	(63)

Class R1:
Shares issued	15	—	—	—	—	—	33	56
Shares issued from merger	102	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	1	—	—	—	—	—	2	4
Shares redeemed	(44)	—	—	—	—	—	(52)	(14)

Total Class R transactions	74	—	—	—	—	—	(17)	46

Class Y:
Shares issued	3,775	12,740	19,865	21,980	53,506	14,211	15,080	34,364
Shares issued from merger	9,456	—	—	—	—	—	—	—
Shares issued in lieu of cash distributions	288	155	799	1,202	370	398	956	2,723
Shares redeemed	(7,857)	(8,797)	(26,062)	(24,094)	(23,455)	(8,043)	(22,465)	(74,865)

Total Class Y transactions	5,662	4,098	(5,398)	(912)	30,421	6,566	(6.429)	(37,778)

Net increase (decrease) in capital shares	6,913	4,535	(5,373)	(1,252)	32,713	7,304	(4,954)	(37,870)

[1]	Class C and Class R shares were not offered by Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund during the fiscal year ended June 30, 2009. Intermediate Government Bond Fund began offering Class C and Class R shares on October 28, 2009. Short Term Bond Fund began offering Class C shares on October 28, 2009.

Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. Class B shares converted to Class A shares (reflected as Class A shares issued and Class B shares redeemed) during the fiscal years ended June 30, 2010 and June 30, 2009, were as follows:

	Year	Year
	Ended	Ended
Fund	6/30/10	6/30/09

Core Bond Fund	197	63
High Income Bond Fund	60	26
Total Return Bond Fund	48	16

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   101

Notes to Financial Statements	June 30, 2010, all dollars and shares are rounded to thousands (000)

5 >	Investment Security Transactions

During the fiscal year ended June 30, 2010, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	U.S. Government			Other Investment
	Securities			Securities
Fund	Purchases		Sales	Purchases		Sales

Core Bond Fund	$706,223		$705,959	$390,174		$724,074
High Income Bond Fund	32		—	547,449		414,457
Inflation Protected Securities Fund	96,264		111,097	11,852		12,225
Intermediate Government Bond Fund	188,209	*	156,087	30,504	*	2,563
Intermediate Term Bond Fund	176,343		45,299	256,543		406,449
Short Term Bond Fund	180,730		81,229	356,304		155,590
Total Return Bond Fund	338,425		328,184	289,875		386,855

*	Intermediate Government Bond Fund includes $59,513 of U.S. Government Securities and $16,062 of Other Investment Securities from U.S. Government Mortgage Fund that were acquired in a fund merger as described in Note 9. These amounts are excluded for purposes of calculating the fund’s portfolio turnover rate.

6 >	Options Written

Transactions in options written for the fiscal year ended June 30, 2010, were as follows:

	Put Options Written		Call Options Written
	Number of	Premium	Number of	Premium
Total Return Bond Fund	Contracts	Amount	Contracts	Amount

Balance at June 30, 2009	749	$571	612	$329
Opened	1,516	644	2,409	1,180
Expired	(103)	(47)	—	—
Closed	(2,162)	(1,168)	(3,021)	(1,509)

Balance at June 30, 2010	—	$—	—	$—

7 >	Concentration of Risks

Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund invest in lower-rated (e.g., rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or Fitch) corporate and foreign debt obligations, which are commonly referred to as “junk bonds.” Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

8 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

102   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

9 >	Fund Merger

As of the close of business on January 29, 2010, Intermediate Government Bond Fund acquired the assets and assumed the liabilities of U.S. Government Mortgage Fund. Intermediate Government Bond Fund was deemed to be the accounting survivor in the merger. Shareholders of U.S. Government Mortgage Fund approved the merger on January 21, 2010.

The merger was accomplished by tax free exchanges as detailed below:

Intermediate Government Bond Fund	Class A	Class B	Class C	Class R	Class Y	Total

Net assets of U.S. Government Mortgage Fund	$10,604	$2,621	$2,023	$874	$81,335	$97,457

U.S. Government Mortgage Fund shares exchanged	1,045	258	200	86	8,012	9,601

Intermediate Government Bond shares issued	1,538	—	235	102	9,456	11,331

Net assets of Intermediate Government Bond Fund immediately before the merger	$8,063	$—	$1	$1	$87,606	$95,671

Net assets of Intermediate Government Bond Fund immediately after the merger	$21,289	$—	$2,024	$875	$168,940	$193,128

The components of U.S. Government Mortgage Fund’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

			Undistributed	Accumulated
	Total	Portfolio	Net Investment	Net Realized	Net Unrealized
Fund	Net Assets	Capital	Loss	Loss	Appreciation

U.S. Government Mortgage Fund	$97,457	$111,558	$(474)	$(13,746)	$119

10 >	New Accounting Pronouncements

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

11 >	Subsequent Event

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (the “Advisor”), entered into an agreement to sell a portion of the Advisor’s asset management business to Nuveen Investments, Inc. (the “Purchaser”). Included in the sale will be that part of the Advisor’s asset management business that advises the funds. The sale is subject to the satisfaction of customary conditions, and is currently expected to close by the end of 2010.

Under the Investment Company Act of 1940, the closing of the transaction will cause each fund’s current investment advisory agreement with the Advisor to terminate. In connection with the transaction, the funds’ Board of Directors will be asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a subsidiary of the Purchaser. If approved by the Board of Directors, each fund’s new investment advisory agreement will be submitted to the fund’s shareholders for their approval and, if approved, will take effect upon the closing of the transaction (or such later time as shareholder approval is obtained). The funds’ Board of Directors also will be asked to consider and approve new distribution agreements with Nuveen Investments, LLC. There will be no change in the funds’ investment objectives or policies as a result of the transaction.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010, through the date of issuance of the funds’ financial statements and determined that no additional events have occurred that require disclosure.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   103

Notice to Shareholders	June 30, 2010 (unaudited)

TAX INFORMATION

The information set forth below is for each fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2011 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2010, each fund has designated long term capital gains, ordinary income, and return of capital with regard to distributions paid during the period as follows:

	Long Term	Ordinary
	Capital Gains	Income	Return	Total
	Distributions	Distributions	of Capital	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis) (b)

Core Bond Fund	0.0%	100.0%	0.0%	100.0%
High Income Bond Fund	0.0	100.0	0.0	100.0
Inflation Protected Securities Fund	0.0	100.0	0.0	100.0
Intermediate Government Bond Fund	5.1	94.5	0.4	100.0
Intermediate Term Bond Fund	0.0	100.0	0.0	100.0
Short Term Bond Fund	0.0	100.0	0.0	100.0
Total Return Bond Fund	0.0	100.0	0.0	100.0

(a)	Based on a percentage of the fund’s total distributions.

(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

Shareholder Notification of Federal Tax Status:

The percentage of dividends declared during the fiscal year ended June 30, 2010, that are designated as dividends qualifying for the dividends received deduction available to corporate shareholders were as follows:

Core Bond Fund	0.15%
High Income Bond Fund	6.04
Inflation Protected Securities Fund	0.63
Intermediate Term Bond Fund	0.10
Total Return Bond Fund	0.69

The percentage of dividends declared from net investment income during the fiscal year ended June 30, 2010, as qualified income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 were as follows:

Core Bond Fund	0.14%
High Income Bond Fund	9.01
Inflation Protected Securities Fund	0.63
Intermediate Term Bond Fund	0.11
Total Return Bond Fund	0.78

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for each fund were as follows:

Core Bond Fund	99.68%
High Income Bond Fund	92.67
Inflation Protected Securities Fund	93.24
Intermediate Government Bond Fund	97.51
Intermediate Term Bond Fund	99.95
Short Term Bond Fund	100.00
Total Return Bond Fund	99.03

104   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for each fund were as follows:

Core Bond Fund	0%
High Income Bond Fund	0
Inflation Protected Securities Fund	0
Intermediate Government Bond Fund	0
Intermediate Term Bond Fund	0
Short Term Bond Fund	26
Total Return Bond Fund	0

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities is available at FirstAmericanFunds.com and on the U.S. Securities and Exchange Commission’s website at www.sec.gov. A description of the funds’ policies and procedures is also available without charge, upon request, by calling 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 3-4, 2010, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with its consideration. At a subsequent meeting on June 15-17, 2010, the Board concluded its consideration of and approved the Agreement through June 30, 2011.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of FAF Advisors’ services to each Fund, (2) the investment performance of the Funds, (3) the profitability of FAF Advisors related to the Funds, including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement with respect to any Fund.

Before approving the Agreement, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to each Fund as well as the fact that,

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   105

Notice to Shareholders	June 30, 2010 (unaudited)

under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include: (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Funds, including the Funds’ distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the fund industry. The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, quality, and extent of the services provided by FAF Advisors under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund on a gross-of-expenses basis, including comparative information provided by an independent data service, regarding the median performance of a group of comparable funds selected by that data service (the “performance universe”) and how each Fund performed versus its benchmark index for the one-, three-, and five-year periods ending February 28, 2010.

Core Bond Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median and its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

High Income Bond Fund.  The Board considered that the Fund outperformed its benchmark index for the one-year period, though the Fund underperformed its benchmark index for the three- and five-year periods. The Board also considered that the Fund outperformed its performance universe median for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Inflation Protected Securities Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median and its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Term Bond Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Government Bond Fund. The Board considered that, for all periods, the Fund outperformed its benchmark index though it underperformed its performance universe median. The Board considered that the Fund’s former goal of providing investors with current income that is exempt from state income tax resulted in a constrained investment strategy that did not lend itself well to comparisons. The Board noted that, effective August 31, 2009, the investment objective and principal strategies of the Fund were changed to allow for investments in the full range of U.S. government securities, including mortgage-related securities. The Board considered FAF Advisors’ assertion that rebalancing of the Fund’s portfolio has been completed and that the Fund is now positioned to perform well relative to its performance universe. The Board concluded that, in light of the foregoing, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Short Term Bond Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe median and its benchmark for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Total Return Bond Fund. The Board considered that the Fund outperformed its performance universe median and its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ costs in serving as the Funds’ investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund. The Board compared fee and expense information for each Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by FAF Advisors and for private accounts managed by FAF Advisors. The Board found that while the management fees for FAF Advisors’ institutional separate accounts are generally lower than the management fees

106   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

charged by FAF Advisors to mutual funds, mutual funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund’s total expense ratio after waivers compared to the median total expense ratio of comparable funds. In connection with its review of Fund fees and expenses, the Board considered FAF Advisors’ pricing philosophy. FAF Advisors attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. In addition, FAF Advisors has committed to waive its investment advisory fees to the extent necessary to maintain the Funds’ total expense ratios at levels generally in line with their respective peer groups.

Further detail considered by the Board regarding the advisory fees and total expense ratios of each Fund is set forth below:

High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund and Short Term Bond Fund. The Board considered that each Fund’s advisory fee, after waivers, and total expense ratio, after waivers, were equal to, or lower than, the peer group median. The Board concluded that each Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Core Bond Fund and Total Return Bond Fund. The Board considered that, although the Fund’s advisory fee, after waivers, and total expense ratio, after waivers, were higher than the peer group median, the Fund’s total expense ratio was within a range consistent with FAF Advisors’ pricing philosophy. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The Board considered information presented by FAF Advisors to support its assertion that the median total expense ratio of a Fund’s peer group should reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group and any economies of scale which those funds realize. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules and any such economies of scale. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as investment advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of each Agreement was in the interest of the respective Fund and its shareholders.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   107

Notice to Shareholders	June 30, 2010 (unaudited)

Directors and Officers of the Funds

Independent Directors
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 2006	Retired	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a demographic planning and application development firm	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

108   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

Independent Directors – concluded
Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Funds	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF’s Board since September 1997; Director of FAIF since September 1987	Board member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: twelve registered investment companies, including fifty-six portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800.677.3863 or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS 2010 ANNUAL REPORT   109

Notice to Shareholders	June 30, 2010 (unaudited)

Officers
	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer, FAF Advisors, Inc.; Chief Investment Officer, FAF Advisors, Inc., since September 2007

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President, FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2004	Mutual Funds Treasurer, FAF Advisors, Inc.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005	Mutual Funds Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director and Senior Project Manager, FAF Advisors, Inc.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since March 2005	Chief Compliance Officer, FAF Advisors, Inc.

Cynthia C. DeRuyter FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAIF since June 2010	Compliance Director, FAF Advisors, Inc., since March 2010; prior thereto, Compliance Manager, RSM McGladrey, Inc., since March 2006; prior thereto, Compliance Manager, FAF Advisors, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004	Deputy General Counsel, FAF Advisors, Inc.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm

James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Senior Vice President, U.S. Bancorp Fund Services, LLC

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2006 and from June 2003 through August 2004	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc., from September 2004 to May 2006

Michael W. Kremenak FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1978)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since February 2009	Counsel, FAF Advisors, Inc., since January 2009; prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP, a New York City-based law firm, from September 2005 to January 2009

*	Messrs. Schreier, Wilson, Gariboldi, Lui, Ertel and Kremenak, Mses. Stevenson, DeRuyter and Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAIF. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

110   FIRST AMERICAN FUNDS 2010 ANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security
We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

•	First American Funds, Inc.
•	First American Investment Funds, Inc.
•	First American Strategy Funds, Inc.
•	American Strategic Income Portfolio Inc.
•	American Strategic Income Portfolio Inc. II
•	American Strategic Income Portfolio Inc. III
•	American Select Portfolio Inc.
•	American Municipal Income Portfolio Inc.
•	Minnesota Municipal Income Portfolio Inc.
•	First American Minnesota Municipal Income Fund II, Inc.
•	American Income Fund, Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

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BOARD OF DIRECTORS	First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.
Director of Charterhouse Group, Inc.

Victoria Herget

Director of First American Investment Funds, Inc.
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of First American Investment Funds, Inc.
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of First American Investment Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.
Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended June 30, 2010. The portfolio managers views are subject to change at any time based upon market or other conditions. This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.
The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

ADMINISTRATOR
       FAF Advisors, Inc.
       800 Nicollet Mall
       Minneapolis, Minnesota 55402

TRANSFER AGENT
       U.S. Bancorp Fund Services, LLC
       615 East Michigan Street
       Milwaukee, Wisconsin 53202
CUSTODIAN U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55101 DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
       Ernst & Young LLP
       220 South Sixth Street
       Suite 1400
       Minneapolis, Minnesota 55402

COUNSEL
       Dorsey & Whitney LLP
       50 South Sixth Street
       Suite 1500
       Minneapolis, Minnesota 55402

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.3863 or visit FirstAmericanFunds.com.

0285-10  8/2010  AR-INCOME

Item 2—Code of Ethics
The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, John P. Kayser, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $1,221,819 in the fiscal period ended June 30, 2010 and $1,425,606 in the fiscal year ended June 30, 2009, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees — E&Y billed the registrant audit-related fees totaling $3,874 in the fiscal period ended June 30, 2010 and $109,259 in the fiscal year ended June 30, 2009, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $241,347 in the fiscal period ended June 30, 2010 and $231,164 in the fiscal year ended June 30, 2009, for tax services, including tax compliance, tax advice, and tax planning. Tax compliance, tax advice, and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal years ended June 30, 2010 and June 30, 2009.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:
     Audit Committee policy regarding pre-approval of services provided by the Independent Auditor
The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
     Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
     Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
     Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
     Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance
•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, LLC, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.
(e)(2)  All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.
(f)       All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal period end were performed by the principal accountant’s full-time, permanent employees.

(g)     The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $1,020,831 in the fiscal period June 30, 2010 and $499,536 in the fiscal year ended June 30, 2009.
(h)     The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6—Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.
Item 11—Controls and Procedures
(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.
(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12—Exhibits
(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.
(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Investment Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: August 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: August 30, 2010

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: August 30, 2010